As filed with the  Securities  and Exchange  Commission on  April 29,  2004
                                                       Registration No. 33-41245

                                                                        811-6337
-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------
                                    FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                                   OF 1933                      /X/

                         Pre-Effective Amendment No.            / /
                      Post-Effective Amendment No. 34           /X/


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                /X/

                              Amendment No. 38                  /X/

                        (Check appropriate box or boxes)

              ----------------------------------------------------
                              ACCESSOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                1420 Fifth Avenue
                                   Suite 3600
                            Seattle, Washington 98101
                                 (206) 224-7420
(Address, including zip code, and telephone number, including area code, of
                          Principal Executive Offices)
                        ---------------------------------
                             J. ANTHONY WHATLEY III
                                1420 Fifth Avenue
                                   Suite 3600
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)
                        ---------------------------------
                  Copies of all communications, including all communications sent to the agent for service, should be sent to:
                                 PHILIP J. FINA
                           Kirkpatrick & Lockhart LLP
                                 75 State Street
                                Boston, MA 02109
                        ---------------------------------
Approximate date of proposed public offering: As soon as practicable after the Effective date of the registration statement. It is proposed that this filing will become effective (check appropriate box):


               /_x_/ immediately upon filing pursuant to paragraph (b) /__/ on (date) pursuant to paragraph (b)
               /__/ 60 days after filing pursuant to paragraph (a)(1) /__/ on (date) pursuant to paragraph (a)(1)
               /__/ 75 days after filing pursuant to paragraph (a)(2) /__/ on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

               /__/ this post-effective amendment designates a new effective date for previously filed post-effective amendment.

--------------------------------------------------------------------------------

                  ACCESSOR FUNDS, INC. -- ADVISOR CLASS SHARES

--------------------------------------------------------------------------------


                                   PROSPECTUS


--------------------------------------------------------------------------------

           [LOGO] ACCESSOR                             APRIL 29, 2004
                  ------

--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

--------------------------------------------------------------------------------

                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................26
   Growth & Income Allocation Fund Details and Performance...................28
   Growth Allocation Fund Details and Performance............................30
   Aggressive Growth Allocation Fund Details and Performance.................32
   Fund Expenses.............................................................34
   Securities and Risks......................................................36
   Management, Organization and Capital Structure............................42

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................50
   Exchanging Fund Shares....................................................53
   Redeeming Fund Shares.....................................................54
   Dividends and Distributions...............................................55
   Valuation of Securities...................................................56
   Taxation..................................................................56
   Service & Distribution Arrangements.......................................57
   Privacy Policy............................................................57
   Financial Highlights......................................................58

APPENDIX A
   Description of Fund Indices...............................................73


--------------------------------------------------------------------------------
                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------



o A family of 15 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the Advisor Class Shares of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


UNDERLYING EQUITY FUNDS:                UNDERLYING FIXED-INCOME FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income Fund
    International Equity Fund               Mortgage Securities Fund
                                            U.S. Government Money Fund

ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation Fund


For information about the other classes of Accessor Funds, please request the current Accessor Funds Prospectuses.


o    A variety of equity, fixed-income and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
Capital").


o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).


Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds can offer additional diversification within a single investment.


Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 38.


================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                     * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.
--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies LLC ("INTECH"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500 BARRA/Growth Index. To help control risk, the Money Manager compares the Fund's economic sector weightings to |-----------------------------------
a  broad   index  of   primarily   large    |SPECIAL   NOTE:   Accessor   Funds'
capitalization  companies,  such  as the    |domestic  equity funds are designed
S&P 500 Index, and normally avoids |so that investments in companies as extreme overweighting or underweighting |represented by the S&P 500 Index
relative to that index. The Money |could be approximated by equal Manager attempts to exceed the |investments in the Accessor Growth performance of its benchmark over a |Fund and Accessor Value Fund. The
cycle of five years, by investing |Accessor Small to Mid Cap Fund is primarily in stock of companies that are |primarily designed to invest in expected to experience higher than |domestic stocks outside the S&P 500 average growth of earnings or higher |Index. As of March 31, 2004, the
than average capital appreciation. The |market capitalization of the S&P Fund may also engage in various |500 Index ranged from $928 million
portfolio   strategies   (for   example,    |for the  smallest  company  to $313
futures or options) to reduce certain |billion for the largest company. risks of its investments and may thereby |The weighted average market value enhance income, but not for speculation. |of the Index was $21.8 billion,
                                            |which may vary from month to month.
The Fund pursues its objective by |Neither the Growth Fund nor the applying a mathematical portfolio |Value Fund currently have a
management   process  to   construct  an    |specific        target       market
investment portfolio from the universe |capitalization range, however the of common stocks within its benchmark |Money Managers generally limit index. The mathematical process uses the |investments to companies in the S&P
natural tendency of stock prices to vary    |500 Index.
over time  (volatility)  in  determining    |-----------------------------------
the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


[GRAPHIC]                                                        YEAR-TO-DATE
                                                                     1.78%
                                                                AS OF 3/31/04
AS OF 12/31 EACH YEAR                                           --------------
                                                                 BEST QUARTER
3.99 34.32 19.83 33.24 46.65 25.87 -23.58 -15.30 -24.26 21.90       27.65%
-------------------------------------------------------------    4TH QTR 1998
 94    95    96   97    98    99     00      01     02    03    --------------
                                                                 WORST QUARTER
                                                                    -18.71%
                                                                 1ST QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------



FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         21.90%           -5.54%            9.42%
Fund returns after taxes on distributions                         21.81%           -5.72%            7.86%
Fund returns after taxes on distributions & sale of Fund shares   14.35%           -4.63%            7.56%
S&P 500/BARRA Growth Index1                                       25.66%           -3.49%           11.12%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.














--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are undervalued. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as those in the S&P 500 Index, and normally avoids extreme ------------------------------------
overweighting or underweighting relative    |SPECIAL   NOTE:   Accessor   Funds'
to  that  index.  Wellington  Management    |domestic  equity funds are designed
attempts to exceed the performance of |so that investments in companies as the Fund's benchmark, the S&P 500/BARRA |represented by the S&P 500 Index
Value Index, over a cycle of five years. |could be approximated by equal The Fund may also engage in various |investments in the Accessor Growth portfolio strategies (for example, |Fund and Accessor Value Fund. The options) to reduce certain risks of its |Accessor Small to Mid Cap Fund is investments and to enhance income, but |primarily designed to invest in
not for speculation.                        |domestic stocks outside the S&P 500
                                            |Index.  As of March 31,  2004,  the
Wellington Management uses a disciplined |market capitalization of the S&P structured investment approach and |500 Index ranged from $928 million quantitative analytical techniques |for the smallest company to $313
designed to identify stocks that |billion for the largest company. Wellington Management believes have the |The weighted average market value highest probability of outperforming |of the Index was $21.8 billion,
their  peers  coupled  with a  portfolio    |which may vary from month to month.
construction process designed to keep |Neither the Growth Fund nor the the overall portfolio risk |Value Fund currently have a
characteristics  similar  to that of the    |specific        target       market
benchmark. Wellington Management focuses |capitalization range, however the on companies that may be temporarily out |Money Managers generally limit of favor or whose earnings or assets may |investments to companies in the S&P
not be fully  reflected  in their  stock    |500 Index.
prices.  Investment  selections  may  be    ------------------------------------
based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                    VALUE FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


[GRAPH]
                                                               YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                              2.92%
                                                               AS OF 3/31/04
                                                               -------------
-1.93 33.25 23.94 32.94 12.89 6.87 2.38 -9.48 -23.01 30.50      BEST QUARTER
----------------------------------------------------------         18.96%
  94   95    96     97    98   99   00    01     02    03       4TH QTR 1998
                                                               -------------
                                                               WORST QUARTER
                                                                  -17.76%
                                                                3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------



FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         30.50%           -0.10%            9.23%
Fund returns after taxes on distributions                         30.28%           -1.12%            7.20%
Fund returns after taxes on distributions & sale of Fund shares   20.06%           -0.58%            7.02%
S&P 500/BARRA Value Index1                                        31.79%            1.95%           10.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.
--------------------------------------------------------------------------------
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Wilshire 4500 Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, |-----------------------------------
geographic region, industry or other |SPECIAL NOTE: As of March 31, 2004, criteria appropriate to meet the Fund's |the market capitalization of the objective. The Fund may also engage in |Wilshire 4500 Index ranged from various portfolio strategies (for |under $4 million for the smallest
example, options or futures) to reduce |company to $107.3 billion for the certain risks of its investments and may |largest company. The weighted thereby enhance income, but not for |average market value of the Index
speculation.                                |was $7.4  billion,  which  may vary
                                            |from month to month.
SSgA Funds  Management,  Inc.  ("SSgA"),     -----------------------------------
the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                            YEAR-TO-DATE
                                                                       5.33%
AS OF 12/31 EACH YEAR                                              AS OF 3/31/04
                                                                   -------------
                                                                   BEST QUARTER
-4.07 31.98 24.85 36.14 15.98 27.26 -18.22 -14.13 -14.70 43.91        24.23%
--------------------------------------------------------------     4TH QTR 1998
  94   95     96    97    98    99     00     01     02   03       -------------
                                                                   WORST QUARTER
                                                                      -19.66%
                                                                   3RD QTR 2001


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         43.91%            1.87%           10.60%
Fund returns after taxes on distributions                         43.87%            0.49%            8.35%
Fund returns after taxes on distributions & sale of Fund shares   28.58%            0.87%            8.07%
Wilshire 4500 Index1                                              43.84%            4.12%            9.79%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.
================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan Fleming"), the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Fund's benchmark, the Morgan Stanley Capital International ("MSCI") EAFE+EM(R) Index. See Appendix A for a list of countries included in the MSCI EAFE+EM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 10

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.


--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                       YEAR-TO-DATE
                                                                  3.63%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/04
                                                              -------------
7.63 13.78 10.96 16.07 48.93 -24.55 -24.82 -14.83 34.30       BEST QUARTER
--------------------------------------------------------         30.20%
 95   96    97    98    99      00     01     02    03        4TH QTR 1999
                                                              -------------
                                                              WORST QUARTER
                                                                 -20.83%
                                                              3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS       INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                         34.30%           -0.68%            4.35%
Fund returns after taxes on distributions                         34.30%           -2.02%            3.32%
Fund returns after taxes on distributions & sale of Fund shares   22.30%           -1.04%            3.38%
MSCI EAFE+EM Index1                                               40.71%            1.15%            3.77%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *10/3/94 INCEPTION DATE. INDEX MEASURED FROM 9/30/94
------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.






--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX (formerly the MSCI EAFE+EMF INDEX) IS AN UNMANAGED INDEX OF 48 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.
================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred to as "junk bonds." This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities |-----------------------------------
judged to be of comparable quality by |DURATION: one of the fundamental the Money Manager. The Fund will |tools used by money managers in normally invest in securities that, at |security selection, is a measure of the time of initial investment, are |the price sensitivity of a debt
rated lower than BBB- and higher than |security or a portfolio of debt CC+ by S&P or rated lower than Baa3 and |securities to relative changes in higher than Ca by Moody's. The Fund will |interest rates. For instance, a
normally      seek     an      aggregate    |duration  of  "three"  means that a
dollar-weighted average portfolio |portfolio's or security's price duration that does not vary outside of a |would be expected to decrease by band of plus or minus 20% from that of |approximately 3% with a 1% increase the Fund's benchmark, the Lehman |in interest rates (assuming a Brothers U.S. Corporate High Yield |parallel shift in the yield curve). Index. The Money Manager will attempt to |As of March 31, 2004, the Lehman exceed the total return performance of |Brothers U.S. Corporate High Yield the Lehman Brothers U.S. Corporate High |Index duration was 4.84 years, Yield Index. The Fund may also invest in |although the duration will likely
dollar denominated,  noninvestment grade    |vary in the future.
bonds of foreign  issuers  that,  at the    |-----------------------------------
time of initial investment, are rated as lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 12

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.68%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/04
                                                                -------------
                                                                 BEST QUARTER
5.19  1.42  24.24                                                    8.53%
-----------------                                                2ND QTR 2003
 01    02    03                                                 -------------
                                                                 WORST QUARTER
                                                                    -3.74%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                      1 YR          INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          24.24%            7.39%
Fund returns after taxes on distributions                                          20.34%            3.77%
Fund returns after taxes on distributions & sale of Fund shares                    15.50%            3.97%
Lehman Brothers U.S. Corporate High Yield Index1                                   28.96%            7.74%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *5/1/00 INCEPTION DATE, INDEX MEASURED FROM 4/30/00
------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE.
================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that |-----------------------------------
the Fund's duration does not vary more |DURATION: one of the fundamental or less than 20% from that of the Fund's |tools used by money managers in benchmark, the Lehman Brothers |security selection, is a measure of Government/Credit Index (the "LBGC |the price sensitivity of a debt
Index"). The Fund invests principally in |security or a portfolio of debt debt securities rated A or higher by S&P |securities to relative changes in or Moody's at the time of purchase. The |interest rates. For instance, a
Fund may invest up to 20% of its net |duration of "three" means that a assets in securities rated BBB by S&P or |portfolio's or security's price Baa by Moody's and up to 6% of its net |would be expected to decrease by assets in securities rated BB by S&P or |approximately 3% with a 1% increase Ba by Moody's or debt securities unrated |in interest rates (assuming a but judged to be of comparable quality |parallel shift in the yield curve). by the Money Manager. The Fund may also |As of March 31, 2004, the LBGC invest in mortgage-backed securities. |Index duration was 5.48 years,
The  Money  Manager  will  also  seek to    |although the  duration  will likely
enhance   returns  through  the  use  of    |vary in the future.
certain   trading   strategies  such  as     -----------------------------------
purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 14

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     3.01%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/04
                                                                -------------
-5.24 18.26 2.56 8.62 8.38 -3.58 10.17 8.00 11.70 4.93           BEST QUARTER
------------------------------------------------------               6.13%
  94   95    96   97   98    99    00   01    02   03            2ND QTR 1995
                                                                -------------
                                                                 WORST QUARTER
                                                                    -3.53%
                                                                 1ST QTR 1994

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          4.93%            6.10%            6.17%
Fund returns after taxes on distributions                          2.76%            3.67%            3.75%
Fund returns after taxes on distributions & sale of Fund shares    3.69%            3.74%            3.76%
Lehman Brothers Government/Credit Index1                           4.68%            6.65%            6.82%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.
================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.

                                            |-----------------------------------
PRINCIPAL INVESTMENT STRATEGIES The Fund |DURATION: one of the fundamental seeks to achieve its objective by |tools used by money managers in
investing at least 80% of its assets in |security selection, is a measure of fixed-income securities. This policy may |the price sensitivity of a debt
not be  materially  revised  unless Fund    |security  or a  portfolio  of  debt
shareholders are notified at least 60 |securities to relative changes in days in advance of the proposed change. |interest rates. For instance, a
The Fund primarily invests in corporate |duration of "three" means that a bonds, U.S. Government or agency |portfolio's or security's price
securities and asset-backed securities |would be expected to decrease by that are of investment grade quality or |approximately 3% with a 1% increase
that are unrated but judged to be of |in interest rates (assuming a comparable quality or higher by the |parallel shift in the yield curve). Money Manager. The Fund will normally |As of March 31, 2004, the LBGC 1-5
seek to have a dollar-weighted average |Index duration was 2.48 years, portfolio duration of not less than two |although the duration will likely
years  nor  more  than  five  years  and    |vary in the future.
normally  invests in  securities so that     -----------------------------------
the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.51%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-1.42 11.42 3.63 6.33 6.87 1.22 7.54 6.77 6.64 2.19               BEST QUARTER
---------------------------------------------------                   4.16%
  94    95   96   97   98   99   00   01   02   03                3RD QTR 2001
                                                                  -------------
                                                                 WORST QUARTER
                                                                     -1.34%
                                                                  1ST QTR 1994

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          2.19%            4.84%            5.06%
Fund returns after taxes on distributions                          0.96%            2.85%            3.03%
Fund returns after taxes on distributions & sale of Fund shares    1.42%            2.88%            3.04%
Lehman Brothers Government/Credit 1-5 Year Index1                  3.35%            6.27%            6.25%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);

                                            |-----------------------------------
o rigorous quantitative analysis to |DURATION: one of the fundamental security valuation (mathematically |tools used by money managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
     BlackRock's Investment Strategy |duration of "three" means that a Committee determines the firm's broad |portfolio's or security's price investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase rate trends) and market trends, as well |in interest rates (assuming a as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2004, the duration
then implement this strategy by |of the LBM Index was 2.37 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.


o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.80%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
-1.65 16.03 4.95 9.53 6.43 1.19 11.11 7.68 7.90 2.34              BEST QUARTER
----------------------------------------------------                  5.11%
  94    95   96   97   98   99    00   01   02   03               1ST QTR 1995
                                                                 -------------
                                                                  WORST QUARTER
                                                                     -1.21%
                                                                  1ST QTR 1994

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          2.34%            5.98%            6.44%
Fund returns after taxes on distributions                          0.80%            3.74%            4.08%
Fund returns after taxes on distributions & sale of Fund shares    1.64%            3.71%            4.02%
Lehman Brothers Mortgage-Backed Securities Index1                  3.05%            6.55%            6.89%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------



After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION.
--------------------------------------------------------------------------------
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.


o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.







--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994. The chart and table reflect results achieved by previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                      0.16%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
3.70 5.33 4.78 5.07 5.00 4.72 5.99 3.81 1.45 0.72                 BEST QUARTER
-------------------------------------------------                     1.53%
 94   95   96   97   98   99   00   01   02   03                  4TH QTR 2000
                                                                 -------------
                                                                  WORST QUARTER
                                                                      0.16%
                                                                  4TH QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                    1 YEAR           5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------
Fund returns before taxes                                          0.72%            3.32%            4.05%
Citigroup 3 Month T-Bill Index1                                    1.07%            3.50%            4.30%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------

The Fund's 7-day effective yield on 3/31/04 was 0.60%.





--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.

     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.
--------------------------------------------------------------------------------


                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & Goal The Fund can invest in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 70% and 30%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION           TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*  POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%       0%-10%
    Growth                                0.0%         0-5%
    Value                                 0.0%         0-5%
    Small to Mid Cap                      0.0%         0-5%
    International Equity                  0.0%         0-5%

FIXED-INCOME FUNDS                       70.0%      50%-95%         [PIE CHART]
    High Yield Bond                      10.0%        5-20%
    Intermediate Fixed-Income             6.0%        0-20%
    Short-Intermediate Fixed-Income      48.0%       20-60%
    Mortgage Securities                   6.0%        5-30%

MONEY MARKET FUNDS                       30.0%       5%-40%
    U.S. Government Money**              30.0%        5-40%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

     Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================


o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


--------------------------------------------------------------------------------
                                ALLOCATION FUND
                       INCOME ALLOATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.17%
5.95 5.68 4.68                                                   AS OF 3/31/04
--------------                                                   -------------
 01   02   03                                                     BEST QUARTER
                                                                      3.14%
                                                                  1ST QTR 2001
                                                                 -------------
                                                                  WORST QUARTER
                                                                      0.20%
                                                                  3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                          SINCE
FOR THE PERIODS ENDED 12/31/03                                                           1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                   4.68%            5.44%
Fund returns after taxes on distributions                                                   3.31%            3.63%
Fund returns after taxes on distributions & sale of Fund shares                             3.07%            3.54%
Lehman Brothers Aggregate Bond Index1                                                       4.11%            7.57%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*  POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            30.0%       20%-40%
    Growth                               9.5%         5-15%
    Value                                9.5%         5-15%
    Small to Mid Cap                     5.0%         2-12%
    International Equity                 6.0%         0-10%

FIXED-INCOME FUNDS                      50.0%       30%-75%         [PIE CHART]
    High Yield Bond                     11.0%         5-20%
    Intermediate Fixed-Income            3.0%         0-20%
    Short-Intermediate Fixed-Income     33.0%        15-40%
    Mortgage Securities                  3.0%         0-20%

MONEY MARKET FUNDS                      20.0%        5%-25%
    U.S. Government Money**             20.0%         5-25%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   INCOME & GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                      1.81%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
-0.57 -2.45 13.56                                                 BEST QUARTER
-----------------                                                     6.97%
  01    02    03                                                  2ND QTR 2003
                                                                 -------------
                                                                  WORST QUARTER
                                                                     -4.57%
                                                                  3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
-----------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          13.56%            3.26%
Fund returns after taxes on distributions                                          12.38%            1.92%
Fund returns after taxes on distributions & sale of Fund shares                     8.84%            1.95%
Lehman Brothers Aggregate Bond Index1                                               4.11%            7.57%
MSCI AC World Index Free2                                                          34.63%           -2.84%
Composite Index3                                                                   12.71%            4.77%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)  *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-----------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 40% and 10% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                             50.0%      40%-60%
    Growth                               15.5%       10-20%
    Value                                15.5%       10-20%
    Small to Mid Cap                      9.0%        5-15%
    International Equity                 10.0%        5-15%

FIXED-INCOME FUNDS                       40.0%      25%-60%          [PIE CHART]
    High Yield Bond                      11.0%        5-20%
    Intermediate Fixed-Income              0.%        0-20%
    Short-Intermediate Fixed-Income      23.0%        5-30%
    Mortgage Securities                   6.0%        0-20%

MONEY MARKET FUNDS                       10.0%       0%-20%
    U.S. Government Money**              10.0%        0-20%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 26

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                      BALANCED ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                            YEAR-TO-DATE
                                                                       2.21%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-4.57 -7.94 19.52                                                  BEST QUARTER
-----------------                                                      9.93%
  01    02    03                                                   2RD QTR 2003
                                                                  -------------
                                                                   WORST QUARTER
                                                                      -8.04%
                                                                   3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          19.52%            1.63%
Fund returns after taxes on distributions                                          18.49%            0.56%
Fund returns after taxes on distributions & sale of Fund Shares                    12.73%            0.73%
Lehman Brothers Aggregate Bond Index(1)                                             4.11%            7.57%
MSCI AC World Index Free(2)                                                        34.63%           -2.84%
Composite Index(3)                                                                 18.77%            2.70%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
--------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds , the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 32%, and 8%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                             60.0%      50-70%
    Growth                               18.0%      12-22%
    Value                                18.0%      12-22%
    Small to Mid Cap                     11.0%       6-16%
    International Equity                 13.0%       7-20%

FIXED-INCOME FUNDS                       32.0%      20-50%           [PIE CHART]
    High Yield Bond                      11.0%       5-20%
    Intermediate Fixed-Income             0.0%       0-20%
    Short-Intermediate Fixed-Income      18.0%       5-25%
    Mortgage Securities                   3.0%       0-15%

MONEY MARKET FUNDS                        8.0%       0-15%
    U.S. Government Money**               8.0%       0-15%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation. o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 28

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  GROWTH & INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                            YEAR-TO-DATE
                                                                       2.42%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-6.83 -10.84 22.09                                                 BEST QUARTER
------------------                                                    11.36%
  01     02    03                                                  2ND QTR 2003
                                                                  -------------
                                                                   WORST QUARTER
                                                                      -10.42%
                                                                   3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          22.09%            0.51%
Fund returns after taxes on distributions                                          21.23%           -0.36%
Fund returns after taxes on distributions & sales of Fund shares                   14.41%           -0.10%
Lehman Brothers Aggregate Bond Index1                                               4.11%            7.57%
MSCI AC World Index Free2                                                          34.63%           -2.84%
Composite Index3                                                                   21.84%            1.64%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
--------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 19%, and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES     TARGET*   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                              80.0%        70-90%
    Growth                                24.5%        19-30%
    Value                                 24.5%        19-30%
    Small to Mid Cap                      14.0%         7-20%
    International Equity                  17.0%        10-25%

FIXED-INCOME FUNDS                        19.0%         5-30%        [PIE CHART]
    High Yield Bond                       11.0%         0-15%
    Intermediate Fixed-Income              0.0%         0-15%
    Short-Intermediate Fixed-Income        8.0%         0-15%
    Mortgage Securities                    0.0%         0-15%

MONEY MARKET FUNDS                         1.0%          0-5%
    U.S. Government Money**                1.0%          0-5%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================


o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
                                                                      2.80%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                 -------------
-11.70 -15.50 28.22                                               BEST QUARTER
-------------------                                                  14.55%
   01     02    03                                                2ND QTR 2003
                                                                 -------------
                                                                  WORST QUARTER
                                                                     -13.70%
                                                                  3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          28.22%           -1.46%
Fund returns after taxes on distributions                                          27.60%           -2.05%
Fund returns after taxes on distributions & sale of Fund shares                    18.40%           -1.60%
Lehman Brothers Aggregate Bond Index1                                               4.11%            7.57%
MSCI AC World Index Free2                                                          34.63%           -2.84%
Composite Index3                                                                   28.14%           -0.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
---------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 31

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------


THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*     POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            99.0%        85-100%
    Growth                              30.0%         25-35%
    Value                               30.0%         25-35%
    Small to Mid Cap                    18.0%         10-25%
    International Equity                21.0%         15-30%

FIXED-INCOME FUNDS                       0.0%          0-10%         [PIE CHART]
    High Yield Bond                      0.0%           0-5%
    Intermediate Fixed-Income            0.0%           0-5%
    Short-Intermediate Fixed-Income      0.0%           0-5%
    Mortgage Securities                  0.0%           0-5%

MONEY MARKET FUNDS                       1.0%           0-5%
    U.S. Government Money**              1.0%           0-5%
--------------------------------------------------------------------------------
*Target allocation represents the Fund's target for investments in the Underlying Funds. The Fund's actual allocations may differ from the target due to market fluctuations and other factors. Accessor Capital has the discretion to change the Fund's target allocation.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

Principal Investment Risks The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 32

================================================================================


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                 AGGRESSIVE GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

GRAPH]                                                            YEAR-TO-DATE
                                                                       3.06%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/04
                                                                  -------------
-15.68 -20.02 30.74                                                BEST QUARTER
-------------------                                                   16.21%
   01     02    03                                                 2ND QTR 2003
                                                                  -------------
                                                                   WORST QUARTER
                                                                      -16.97%
                                                                   3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR         INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          30.74%           -4.10%
Fund returns after taxes on distributions                                          30.67%           -4.17%
Fund returns after taxes on distributions & sale of Fund shares                    20.06%           -3.49%
MSCI AC World Index Free(1)                                                        34.63%           -2.84%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
---------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you invest in Advisor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of the Underlying Funds in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)(1, 2)
                                                                           ADVISOR CLASS SHARES
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                 none
 Fixed-Income Funds and Income Allocation Fund                                     none
Maximum Sales Charge Imposed On Reinvested Dividends                               none
Maximum Deferred Sales Charge                                                      none
Redemption Fee(3)  (as a percent of amount redeemed)
 Equity Funds and High Yield Bond Fund                                             2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds             none

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                               SMALL TO         INTERNATIONAL
                                         GROWTH             VALUE              MID CAP             EQUITY
Management Fees(4)                        0.63%              0.55%               0.94%              0.85%
Distribution and Service (12b-1) Fees     none               none                none               none
Other Expenses                            0.25%              0.25%               0.25%              0.46%
                                          ---------------------------------------------------------------
Total Annual Fund Operation Expenses      0.88%              0.80%               1.19%              1.31%

                                                                       SHORT
                                       HIGH        INTERMEDIATE    INTERMEDIATE                      U.S.
                                       YIELD          FIXED-          FIXED-        MORTGAGE      GOVERNMENT
                                       BOND           INCOME          INCOME       SECURITIES        MONEY
Management Fees(4)                     0.53%          0.53%            0.38%           0.52%          0.08%
Distribution and Service (12b-1) Fees   none           none             none            none           none
Other Expenses                         0.32%          0.30%            0.25%           0.29%          0.38%(5)
                                       --------------------------------------------------------------------
Total Annual Fund Operation Expenses   0.85%          0.83%            0.63%           0.81%          0.46%

                                                 INCOME &                  GROWTH &                  AGGRESSIVE
                                     INCOME       GROWTH      BALANCED      INCOME       GROWTH        GROWTH
ALLOCATION FUNDS                   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION    ALLOCATION
Management Fees(4)                    0.10%        0.10%         0.10%       0.10%        0.10%        0.10%
Distribution & Service (12b-1) Fees   none          none         none         none         none         none
Other Expenses                        0.19%        0.20%         0.13%       0.13%        0.12%        0.15%
                                      ----------------------------------------------------------------------
Total Annual Fund Operating Expense   0.29%        0.30%         0.23%       0.23%        0.22%        0.25%
Fee Reimbursement                    (0.09)%      (0.10)%       (0.03)%     (0.03)%      (0.02)%      (0.05)%
Net Expenses(6)                       0.20%        0.20%         0.20%       0.20%        0.20%        0.20%

--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 52. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES

--------------------------------------------------------------------------------
                                   accessor 34

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

     DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT YEAR UNDER THEIR RESPECTIVE CONTRACTS.

(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.

(6) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.

================================================================================

The table below provides a range of estimated average weighted expense ratios for Advisor Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average net assets in each of the Underlying Funds.

-----------------------------------------------------------------------------------------------------------
ALLOCATION FUND                                            ALLOCATION FUND
Income Allocation                        0.77% - 0.87%     Growth & Income Allocation         1.02% - 1.12%
Income & Growth Allocation               0.89% - 0.99%     Growth Allocation                  1.10% - 1.20%
Balanced Allocation                      0.98% - 1.08%     Aggressive Growth Allocation       1.15% - 1.25%
-----------------------------------------------------------------------------------------------------------

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------
                                            ONE YEAR         THREE YEARS        FIVE YEARS        TEN YEARS
UNDERLYING FUNDS
Growth                                     $     89          $     279         $     485         $   1,078
Value                                            82                255               444               990
Small to Mid Cap                                121                378               654             1,443
International Equity                            133                415               718             1,579
High Yield Bond                                  87                271               471             1,049
Intermediate Fixed-Income                        85                265               460             1,025
Short-Intermediate Fixed-Income                  64                202               351               786
Mortgage Securities                              83                259               450             1,002
U.S. Government Money                            47                148               258               579

ALLOCATION FUNDS*
Income Allocation                          $     84          $     263         $     506         $   1,124
Income & Growth Allocation                       96                300               574             1,271
Balanced Allocation                             105                328               585             1,295
Growth & Income Allocation                      109                341               607             1,341
Growth Allocation                               117                365               643             1,418
Aggressive Growth Allocation                    122                380               684             1,507
----------------------------------------------------------------------------------------------------------

*THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR AND THREE YEARS NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE FIVE YEARS AND TEN YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.
--------------------------------------------------------------------------------
                                   accessor 35

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.


The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
--------------------------------------|
The security types of the Underlying Funds are:

o DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially
--------------------------------------------------------------------------------
                                   accessor 36

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.


o    GOVERNMENT SPONSORED  ENTERPRISES (All Fixed-Income Funds except High Yield
Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.


o HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o    TBAs   (Mortgage   Securities   Fund)  The  Fund  may  also  enter  into
to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

--------------------------------------------------------------------------------
                                   accessor 37

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - underlying funds
--------------------------------------------------------------------------------

                                                                                      SHORT               U.S.
                                              SMALL     INTER-    HIGH     INTER-    INTER-   MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND      FIXED     FIXED     ITIES     MONEY
-----------------------------------------------------------------------------------------------------------------
Bond Market Volatility       -         -        -          -        o         o        |)         o        ( )
Company Risk                |)        |)       |)         |)        o        |)        |)         -         -
Credit Risk                  -         -        -          -        o        |)        |)        ( )       ( )
Foreign Exposure             -         -        -          o        -         -         -         -         -
Government Sponsored
  Enterprises                -        -          -        -         -        |)        |)         o         o
Inflation Risk              ( )       ( )      ( )        ( )      |)         o         o         o         o
Issuer Risk                  -         -        -          -        o        |)        ( )       ( )       ( )
Lower Rated Debt Securities  -         -        -          -        o        ( )       ( )        -         -
Portfolio Turnover          ( )        o       ( )        |)        o        |)        ( )        o         -
Prepayment Risk              -         -        -          -       ( )       ( )       ( )        o         -
Sector Risk                 |)        |)       |)         |)       |)        ( )       ( )        -         -
Smaller Company Risk        ( )       ( )       o         |)        -         -         -         -         -
Stock Market Volatility      o         o        o          o        -         -         -         -

--------------------------------------------------------------------------------
                        LEVEL OF RISK - ALLOCATION funds
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
---------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                  o           o           |)           |)            ( )          -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )          -
Foreign Exposure                        -          ( )          ( )          |)            |)           o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )          -
Inflation Risk                          o           o           |)           |)            ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )          -
Lower Rated Debt Securities            |)          |)           |)           |)            |)           -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )          -
Sector Risk                            ( )         ( )          ( )          ( )           |)          |)
Smaller Company Risk                    -          ( )          ( )          ( )           |)          |)
Stock Market Volatility                 -          ( )          |)           |)             o           o

--------------------------------------------------------------------------------
Key:                - n/a          ( )  low          |) medium           o high
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


o BOND MARKET VOLATILITY. (All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.


o COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o    CREDIT  RISK.  (High  Yield  Bond  Fund,  Intermediate  Fixed-Income  Fund,
Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be

--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and
FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.




o INTEREST RATE CHANGES. (All Funds) The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

o INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk.

--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.


o SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.


o UNDERLYING FUND RISKS. (All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

Each Fund paid the following management fees in fiscal year 2003 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

--------------------------------------------------------------------------------------------------------------
                                       TOTAL ANNUAL           ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES          TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF        (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)          DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2003       FOR FISCAL YEAR 2003      FOR FISCAL YEAR 2003
--------------------------------------------------------------------------------------------------------------
Growth                                      0.56%                     0.45%                     0.11%
Value                                       0.55                      0.45                      0.10
Small to Mid Cap                            0.96                      0.60                      0.36
International Equity                        0.92                      0.55                      0.37
High Yield Bond                             0.63                      0.36                      0.27
Intermediate Fixed-Income                   0.44                      0.33                      0.11
Short-Intermediate Fixed-Income             0.38                      0.33                      0.05
Mortgage Securities                         0.55                      0.36                      0.19
U.S. Government Money                       0.08                      0.08                      0.00
Allocation Funds                            0.10                      0.10                      0.00
--------------------------------------------------------------------------------------------------------------

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.

--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER Enhanced Investments Technologies, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410


Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $14.3 billion in assets under management as of December 31, 2003.


No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

INTECH  earns  a  management   fee   |------------------------------------------
calculated and paid quarterly. For   |        AVERAGE
the first four  complete  calendar   |ANNUALIZED PERFORMANCE
quarters,  INTECH  receives a fund   |      DIFFERENTIAL             ANNUAL
management  fee at the annual rate   | VS. BENCHMARK INDEX      PERFORMANCE FEE
of 0.20%  applied  to the  average   |------------------------------------------
daily net assets of the Fund.        |   >=3.50%                      0.47%
                                     |   >=2. 50% and <3.50%          0.35%
Commencing with the fifth complete   |   >=1.50% and <2.50%           0.25%
calendar  quarter of management by   |   >=0.50% and <1.50%           0.15%
INTECH,  the Fund  will pay INTECH   |   >=-1.00% and <0.50%          0.10%
a  "Performance  Fee" based on the   |   <-1.00%                      0.00%
schedule  to the right as  applied   |------------------------------------------
to the average daily net assets of
the Fund for the  period for which
the performance is being measured.


From the fifth through the thirteenth complete calendar quarter of investment management, the Performance Fee will be paid based on the investment performance of the account for all complete calendar quarters, ending with the quarter just ended. From the fourteenth complete calendar quarter of investment management onwards, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

The Performance Fee rate will be based on the performance of the account less the performance of the S&P 500/BARRA Growth Index. The performance of the account will be growth in assets expressed as a percentage on a daily basis and linked together. The performance will add back shareholder redemptions and subtract shareholder purchases and will NOT include expenses beyond the control of the money manager including, but not limited to, custody fees, fund accounting fees and transfer agency fees, but WILL include expenses within the control of the money manager such as brokerage commissions. Distributions will be assumed to be re-invested in the account for performance calculation purposes. The Performance Fee rate will be adjusted every quarter end based on the performance differential at the end of that quarter.

Under the performance fee formula, INTECH will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 1.00%. Because the performance fee is based on the performance of the Growth Fund relative to its benchmark Index, INTECH may receive a performance fee even if the Growth Fund's and the Index's total returns are negative.

Prior to INTECH,  Chicago  Equity  Partners was the money  manager of the Growth
Fund. The former money manager managed the Fund from March 16, 2000 until February 29, 2004. Chicago Equity earned a management fee calculated and paid quarterly that consisted of a basic fee and a performance fee. This differs from the same fee structure that INTECH will earn once it has completed four complete calendar quarters.

--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
----------|


MONEY MANAGER Wellington Management Company, LLP, 75 State Street, Boston, MA 02109

Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $394 billion of assets under management as of December 31, 2003.

Doris Dwyer Chu is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Chu has been with Wellington Management since 1998. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.

Wellington Management earns a management fee that consists of a basic fee and a performance fee. The basic fee is equal to an annual rate of 0.10 % of the Value Fund's average daily net assets over the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/BARRA Value Index during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                          AVERAGE
                  ANNUALIZED PERFORMANCE
                        DIFFERENTIAL                ANNUAL               TOTAL
BASIC FEE           VS. BENCHMARK INDEX         PERFORMANCE FEE       ANNUAL FEE
--------------------------------------------------------------------------------
 0.10%               >=2.00%                        0.22%                0.32%
                     >=1.00% and <2.00%             0.20%                0.30%
                     >=0.50% and <1.00%             0.15%                0.25%
                     >=0.00% and <0.50%             0.10%                0.20%
                     >=-0.50% and <0.00%            0.05%                0.15%
                     <=-0.50%                       0.00%                0.10%
--------------------------------------------------------------------------------


Continuing through the 13th calendar quarter (April 1, 2004) of Wellington Management's management of the Value Fund, the Performance Fee will be paid based on the investment performance of the account for all complete calendar quarters, ending with the quarter just ended. The Performance Fee will be applied to the average net assets over the period for which performance is being measured.


From the fourteenth complete calendar quarter of investment management (July 1, 2004) onwards, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, Wellington Management will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Because the performance fee is based on the performance of the Value Fund relative to its benchmark Index, Wellington Management may receive a performance fee even if the Value Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.





--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

MONEY MANAGER SSgA Funds Management, Inc., Two International Place, Boston, MA 02109


SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $92 billion in assets as of December 31, 2003.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric |-------------------------------------------
Thomas,  CFA and senior portfolio   |        AVERAGE
manager, is primarily responsible   |ANNUALIZED PERFORMANCE
for the day-to-day management and   |      DIFFERENTIAL              ANNUAL
investment   decisions   for  the   |  VS. BENCHMARK INDEX       PERFORMANCE FEE
Small to Mid Cap Fund. Mr. Thomas   |-------------------------------------------
is a  Principal  of  SSgA  and  a   |   >=3.00%                       0.42%
Portfolio  Manager, a position he   |   >=2.00% and <3.00%            0.35%
has  held  since   joining  State   |   >=1.00% and <2.00%            0.30%
Street in 1998.  Prior to joining   |   >=0.50% and <1.00%            0.25%
State  Street  in 1998,  he was a   |   >=0.00% and <0.50%            0.20%
quantitative   analyst   on   the   |   >=-0.50% and <0.00%           0.15%
portfolio  construction  team  at   |   >=-1.00% and <-0.50%          0.10%
Putnam  Investments.  Previously,   |   >=-1.50% and <-1.00%          0.05%
Mr.   Thomas  was  an   assistant   |   <-1.50%                       0.00%
economist at the Federal  Reserve   |-------------------------------------------
Bank of Kansas City.  Mr.  Thomas
has been working in the investment management field since 1990.

Through the 13th calendar quarter (July 1, 2004) of management by SSgA, the performance fee for any quarter depends on the percentage amount by which the Small to Mid Cap Fund's performance exceeds, or trails that of the Wilshire 4500 Index during all complete calendar quarters, ending with the quarter just ended, based on the schedule to the right as applied to the average daily net assets of the Fund, during the 12 quarters over which performance is being measured.


As of the 14th quarter (October 1, 2004) of SSgA's management of the Small to Mid Cap Fund, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, SSgA will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Because the performance fee is based on the performance of the Small to Mid Cap Fund relative to its benchmark Index, SSgA may receive a performance fee even if the Small to Mid Cap Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 3.00% or more, the Money Manager will receive 0.42% as its total fee. If the Fund underperforms the benchmark by less than -1.50%, the Money Manager will receive 0.00% as its total fee.


--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

Money Manager    J. P. Morgan Fleming Asset Management (London) Ltd.,
                 Finsbury Dials, 20 Finsbury London, England  EC2Y9AQ


Founded in 1960, JPMorgan Fleming has managed the Fund since January 7, 2002. JPMorgan Fleming and its affiliates have approximately $559 billion of assets under management as of December 31, 2003.

Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BSc (Hons) Business Administration from University of Bath. Mr. Harrison is a managing director and head of the Global Portfolios Group, based in London, responsible for multi-market investment. An employee since 1996, Mr. Harrison was previously head of UK specialist funds. Prior to joining JPMorgan Fleming, he spent five years as a portfolio manager at Newton Investment Management responsible for balanced and specialist briefs.

Mr. Fisher has a BA (Hons) Latin from Reading University. Mr. Fisher is a managing director and senior portfolio manager in the Global Portfolios Group, based in London, with responsibility for EAFE Plus funds. An employee since 1985, Mr. Fisher was previously based in Hong Kong as a portfolio manager in the Global Group responsible for European markets and prior to this, a portfolio manager investing in the UK. Mr. Fisher joined JPMorgan Fleming in 1985 as a trainee portfolio manager.

JPMorgan Fleming earns a management fee calculated and paid quarterly that, consists of a basic fee and a performance fee. The basic fee will be equal to an annualized rate of 0.20% of the Fund's average daily net assets during the period for which performance is being measured up to a maximum of $400,000 annualized.

The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds, or trails that of the MSCI EAFE+EM Index during the applicable measurement period based on the following schedule as applied to the average daily net assets of the Fund during the period for which performance is being measured:


-----------------------------------------------------------------------------------------------------------------
                      PORTFOLIO                                AVERAGE
        BASIC        MANAGEMENT        BASIC FEE       ANNUALIZED PERFORMANCE
         FEE             FEE           (STARTING             DIFFERENTIAL             ANNUAL             TOTAL
      (THROUGH JUNE 30, 2003)       JULY 1, 2003)*       VS. BENCHMARK INDEX      PERFORMANCE FEE    ANNUAL FEE**
-----------------------------------------------------------------------------------------------------------------
       0.20%            0.20%            0.20%            >=4.00%                       0.40%             0.60%
                                                          >=2.00% and <4.00%            0.30%             0.50%
                                                          >=0.00% and <2.00%            0.20%             0.40%
                                                          >=-2.00% and <0.00%           0.10%             0.30%
                                                          <-2.00%                       0.00%             0.20%
                                    -----------------------------------------------------------------------------
                                    *UP TO A MAXIMUM OF $400,000 ANNUALIZED.
                                    **ASSUMES MONEY MANAGER HAS NOT REACHED MAXIMUM OF $400,000.
-----------------------------------------------------------------------------------------------------------------

During the period through the 13th calendar quarter (April 1, 2005) of JPMorgan Fleming's management of the International Equity Fund, the applicable measurement period will be all complete calendar quarters, ending with the quarter just ended since the commencement of its management of the International Equity Fund.

As of the 14th quarter (July 1, 2005) of JP Morgan Fleming's management of the International Equity Fund, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, JPMorgan Fleming will receive a performance fee if the International Equity Fund's performance either exceeds or trails the MSCI EAFE+EM Index by no more than 2.00%. Because the performance fee is based on the performance of the International Equity Fund relative to its benchmark Index, JPMorgan Fleming may receive a performance fee even if the International Equity Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 4.00% or more, the Money Manager may receive up to 0.60% as its total fee. If the Fund underperforms the benchmark by less than -2.00%, the Money Manager may receive up to 0.20% as its total fee.

--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY MANAGER     Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.4 billion of assets under management as of December 31, 2003.


FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the reestablished FMA.


FMA earns a management fee that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Fund's performance exceeds or trails that of its benchmark index, the Lehman Brothers U.S. Corporate High Yield Index, during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                       AVERAGE
               ANNUALIZED PERFORMANCE
                     DIFFERENTIAL              ANNUAL                TOTAL
BASIC FEE        VS. BENCHMARK INDEX       PERFORMANCE FEE        ANNUAL FEE
--------------------------------------------------------------------------------
 0.07%            >2.00%                        0.22%                 0.29%
                  >1.50% and <=2.00%            0.20%                 0.27%
                  >1.00% and <=1.50%            0.16%                 0.23%
                  >0.50% and <=1.00%            0.12%                 0.19%
                  >-0.50% and <=0.50%           0.08%                 0.15%
                  >-1.00% and <=-0.50%          0.04%                 0.11%
                  <=-1.00%                      0.00%                 0.07%
--------------------------------------------------------------------------------

The applicable measurement period of FMA's management of the High Yield Bond Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, FMA will receive a performance fee if the High Yield Bond Fund's performance either exceeds the Lehman Brothers U.S. Corporate High Yield Index or trails the Lehman Brothers U.S. Corporate High Yield Index by no more than 1.00%. Because the performance fee is based on the performance of the High Yield Bond Fund relative to its benchmark Index, FMA may receive a performance fee even if the High Yield Bond Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.29% as its total fee. If the Fund underperforms the benchmark by less than -1.00%, the Money Manager will receive 0.07% as its total fee.


--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER  Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
               Carmel, CA 93923


Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $535 million in assets under management as of December 31, 2003.


Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.


Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annualized rate of 0.05% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds that of its respective Benchmark Index, the Lehman Brothers Government/Credit Index (Intermediate Fixed-Income) and the Lehman
Brothers Government/Credit 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:


----------------------------------------------------------------------------------------------
                       AVERAGE
               ANNUALIZED PERFORMANCE
                     DIFFERENTIAL                   ANNUAL                       TOTAL
BASIC FEE        VS. BENCHMARK INDEX            PERFORMANCE FEE               ANNUAL FEE
----------------------------------------------------------------------------------------------
 0.05%            >0.70%                     0.15%                               0.20%
                  >0.50% and <=0.70%         0.05% plus 1/2 (P-0.50%)*           up to 0.20%
                  >=0.35% and <=0.50%        0.05%                               0.10%
                  <0.35%                     0.00%                               0.05%
----------------------------------------------------------------------------------------------

*P = PERFORMANCE. EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%, THE FEE WOULD BE CALCULATED AS [0.05% BASIC FEE + 0.05% PERFORMANCE FEE + {(0.60% - 0.50%)/2}] = 0.15%
--------------------------------------------------------------------------------

The applicable measurement period of Cypress' management of each Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance equals or exceeds the Lehman Brothers Government/Credit Index or the Lehman Brother Government/Credit 1-5 Year Index, respectively, by at least 0.35%. Because the performance fee is based on the performance of the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund relative to their respective benchmark Index, Cypress may receive a performance fee even if a Fund's and the Index's total returns are negative. For example if the Fund outperforms the benchmark by 0.70% or more, the Money Manager will receive 0.20% as its total fee. If the Fund underperforms the benchmark by less than 0.35%, the Money Manager will receive 0.05% as its total fee.

--------------------------------------------------------------------------------
                                   accessor 48

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock  Financial Management, Inc., 345 Park Avenue,
                New York, NY 10154


BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $309 billion in assets under management as of December 31, 2003.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.


BlackRock earns a management fee from the Fund that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                      AVERAGE
              ANNUALIZED PERFORMANCE
                    DIFFERENTIAL              ANNUAL                 TOTAL
BASIC FEE       VS. BENCHMARK INDEX       PERFORMANCE FEE         ANNUAL FEE
--------------------------------------------------------------------------------
 0.07%           >=2.00%                       0.18%                  0.25%
                 >=0.50% and <2.00%            0.16%                  0.23%
                 >=0.25% and <0.50%            0.12%                  0.19%
                 >=-0.25% and <0.25%           0.08%                  0.15%
                 >=-0.50% and <-0.25%          0.04%                  0.11%
                 <-0.50%                       0.00%                  0.07%
--------------------------------------------------------------------------------

The applicable measurement period of BlackRock's management of the Mortgage Securities Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds the Lehman Brothers Mortgage-Backed Securities Index, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Because the performance fee is based on the performance of the Mortgage Securities Fund relative to its benchmark Index, BlackRock may receive a performance fee even if the Mortgage Securities Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.25% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.07% as its total fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.1 billion in assets under management as of December 31, 2003.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

--------------------------------------------------------------------------------
                                   accessor 49

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|

o DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.


o FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.


o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.


--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
---------------|                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day  and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |-----------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:


--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.


o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.


o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


--------------------------------------------------------------------------------
                                   accessor 51

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                     INVESTMENT MINIMUMS
             REGULAR ACCOUNTS                                        RETIREMENT ACCOUNTS
------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                                       INITIAL INVESTMENT
 One Fund only:   $5,000                                  Traditional IRA/Roth IRA/  $2,000 aggregated
 Multiple Funds:  $10,000 aggregated among the Funds      SIMPLE/Coverdell:            among the Funds

ADDITIONAL INVESTMENT(S)                                 ADDITIONAL INVESTMENT(S)
 One Fund only:   $1,000                                  Traditional IRA/Roth IRA/  $2,000 aggregated
 Multiple Funds:  $2,000 aggregated among the Funds       SIMPLE/Coverdell:            among the Funds
------------------------------------------------------------------------------------------------------

ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|


Investors purchase Advisor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund and the Allocation Funds, which normally calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com).

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.


--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you
(i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.


Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as


--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program and withdrawals made pursuant to the systematic withdrawal program and portfolio rebalancing. The Fund cannot ensure that it will be able to identify all cases of market timing and excessive trading although it believes it has adequate procedures in place to attempt to do so.


--------------------------------------------------------------------------------
FOR MORE INFORMATION|
--------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
------------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                                   accessor 53

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder |-----------------------------------
of the U.S. Government Money Fund by |Redemption requests for shares that 3:00 p.m. Eastern time, marked "Same Day |were purchased by check will be Settlement", the shareholder will be |honored at the next NAV calculated
entitled to receive redemption  proceeds    |after  receipt  of  the  redemption
by  wire  on  the  same  day.   Requests    |request.    However,     redemption
received "in good order" must include: |proceeds will not be transmitted account name, account number, dollar or |until the check used for the share amount of transaction, Fund(s) and |investment has cleared (up to 15 allocation of investment, and signature |days after a deposit). The Transfer of authorized signer. Shareholders of |Agent may charge a $10.00
the U.S. Government Money Fund who elect    |processing fee for each  redemption
this  option  should be aware that their    |check.
account  will not be  credited  with the    |-----------------------------------
daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:


o    BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.


In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption

--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                                   accessor 55

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.


Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.


An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals

--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund.

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.





--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                            FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000          1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.13     $   22.69     $  26.79      $  35.08     $  28.88

 Net investment income (loss)(1)                  0.09          0.07         0.01         (0.09)       (0.06)
 Net realized and unrealized gain (loss)
  on investments                                  3.65         (5.57)       (4.11)        (8.18)        7.51
                                               ---------------------------------------------------------------
Total from investment operations                  3.74         (5.50)       (4.10)        (8.27)        7.45

 Distributions from net investment income        (0.10)        (0.06)        -             -            -
 Distributions from capital gains                 -             -            -            (0.02)       (1.24)
 Distributions in excess of capital gains         -             -            -             -           (0.01)
                                               ---------------------------------------------------------------
Total distributions                              (0.10)        (0.06)         -           (0.02)       (1.25)
                                               ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  20.77     $   17.13     $  22.69      $  26.79     $  35.08
==============================================================================================================

TOTAL RETURN(2)                                  21.90%       (24.26)%     (15.30)%      (23.58)%      25.87%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $94,904      $ 95,637     $159,237      $246,641     $339,590
 Ratio of expenses to average net assets(3)       0.83%         0.80%        0.85%         0.88%        0.97%
 Ratio of net investment income (loss) to
  average net assets                              0.49%         0.36%        0.03%        (0.28)%      (0.21)%
Portfolio turnover rate                          76.58%        66.00%       75.89%        89.32%       96.55%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 58

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND|
----------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002         2001          2000        1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.62     $   17.88     $  20.61      $  20.70     $  21.04

 Net investment income (loss)(1)                  0.16          0.15         0.16          0.25         0.18
 Net realized and unrealized gain (loss)
  on investments                                  3.97         (4.26)       (2.06)         0.21         1.25
                                              ---------------------------------------------------------------
Total from investment operations                  4.13         (4.11)       (1.90)         0.46         1.43

 Distributions from net investment income        (0.17)        (0.15)       (0.16)        (0.25)       (0.18)
 Distributions from capital gains                 -             -           (0.50)        (0.30)       (1.59)
 Distributions in excess of capital gains         -             -           (0.17)         -            -
                                              ---------------------------------------------------------------
Total distributions                              (0.17)        (0.15)       (0.83)        (0.55)       (1.77)
                                              ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  17.58     $   13.62     $  17.88      $  20.61     $  20.70
=============================================================================================================

TOTAL RETURN(2)                                  30.50%       (23.01)%      (9.48)%        2.38%        6.87%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 70,232     $  71,823     $116,191      $151,401     $149,183
 Ratio of expenses to average net assets(3)       0.84%         0.87%        0.89%         0.79%        0.97%
 Ratio of net investment income to
  average net assets                              1.08%         0.96%        0.83%         1.25%        0.86%
Portfolio turnover rate                         118.86%       117.49%      173.17%       139.61%      167.70%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 59

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002        2001          2000         1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  14.62     $   17.14     $  19.96      $  27.39     $  23.53

 Net investment income (loss)(1)                  0.03         (0.01)        0.01         (0.10)       (0.10)
 Net realized and unrealized gain (loss)
  on investments                                  6.38         (2.51)       (2.83)        (4.54)        6.46
                                              --------------------------------------------------------------
Total from investment operations                  6.41         (2.52)       (2.82)        (4.64)        6.36

 Distributions from net investment income        (0.03)         -            -             -            -
 Distributions from capital gains                 -             -            -            (2.35)       (2.50)
 Distribution in excess of net investment
  income                                          -             -            -             -            -
 Distributions in excess of capital gains         -             -            -            (0.44)        -
                                              --------------------------------------------------------------
Total distributions                              (0.03)         -            -            (2.79)       (2.50)
                                              --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  21.00     $   14.62     $  17.14      $  19.96     $  27.39
============================================================================================================

TOTAL RETURN(2)                                  43.91%       (14.70)%     (14.13)%      (18.22)%      27.26%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $134,782     $ 108,628     $162,297      $267,999     $447,665
 Ratio of expenses to average net assets(3)       1.24%         1.13%        1.06%         1.22%        1.25%
 Ratio of net investment income (loss) to
  average net assets                              0.20%        (0.03)%       0.05%        (0.39)%      (0.47)%
Portfolio turnover rate                          47.88%        44.59%       65.21%       141.73%      133.14%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 60

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002         2001          2000         1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.65     $   11.33     $  15.07      $  21.52     $  16.90

 Net investment income (loss)(1)                  0.12          0.08         0.03         -             0.02
 Net realized and unrealized gain (loss)
  on investments                                  3.19         (1.76)       (3.77)        (5.07)        8.17
                                              --------------------------------------------------------------
Total from investment operations                  3.31         (1.68)       (3.74)        (5.07)        8.19

 Distributions from net investment income         -             -            -            -             -
 Distributions from capital gains                 -             -            -            (1.36)       (3.57)
 Distributions in excess of capital gains         -             -            -            (0.02)        -
                                              --------------------------------------------------------------
Total distributions                               -             -            -            (1.38)       (3.57)
                                              --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.96     $    9.65     $  11.33      $  15.07     $  21.52
============================================================================================================

TOTAL RETURN(2)                                  34.30%       (14.83)%     (24.82)%      (24.55)%      48.93%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 69,059     $  59,362      $79,748      $163,154     $236,869
 Ratio of expenses to average net assets(3)       1.36%         1.43%        1.47%         1.42%        1.37%
 Ratio of net investment income (loss) to
  average net assets                              1.17%         0.75%        0.21%        (0.01)%      (0.04)%
Portfolio turnover rate                          21.84%       107.71%      147.08%       166.49%      251.23%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 61

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|


The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31              ENDED 12/31
THROUGHOUT THE PERIOD                           2003          2002         2001          2000(3)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.86      $  10.61      $ 11.10       $ 12.00

 Net investment income (loss)(1)                  0.94          0.89         1.03          0.75
 Net realized and unrealized gain (loss)
  on investments                                  1.34         (0.75)       (0.45)        (0.98)
                                              ----------------------------------------------------
Total from investment operations                  2.28          0.14         0.58         (0.23)

 Distributions from net investment income        (0.96)        (0.89)       (1.07)        (0.67)
 Distributions from capital gains                 -             -            -             -
                                              ----------------------------------------------------
Total distributions                              (0.96)        (0.89)       (1.07)        (0.67)
                                              ----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  11.18      $   9.86      $ 10.61       $ 11.10
==================================================================================================

TOTAL RETURN(2)                                  24.24%         1.42%        5.19%        (1.99)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 51,918       $57,341      $30,709       $14,609
 Ratio of expenses to average net assets(4)       0.95%         0.92%        0.95%         0.86%*
 Ratio of net investment income to average
  net assets                                      8.99%         8.89%        9.30%         9.75%*
Portfolio turnover rate                         154.85%       108.29%       37.07%        11.92%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on May 1, 2000.
(4) The effect of any custody credits on this ratio is less than 0.01%. *Annualized.

================================================================================

                                   accessor 62

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND|
------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003          2002         2001          2000         1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.45     $   11.89     $  11.67      $  11.30     $  12.47

 Net investment income (loss)(1)                  0.55          0.64         0.68          0.73         0.68
 Net realized and unrealized gain (loss)
  on investments                                  0.06          0.71         0.23          0.37        (1.12)
                                              ---------------------------------------------------------------
Total from investment operations                  0.61          1.35         0.91          1.10        (0.44)

 Distributions from net investment income        (0.57)        (0.64)       (0.69)        (0.73)       (0.68)
 Distributions from capital gains                (0.36)        (0.15)        0.00          0.00        (0.05)
                                              ---------------------------------------------------------------
Total distributions                              (0.93)        (0.79)       (0.69)        (0.73)       (0.73)
                                              ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.13     $   12.45     $  11.89      $  11.67     $  11.30
=============================================================================================================

TOTAL RETURN(2)                                   4.93%        11.70%        8.00%        10.17%       (3.58)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 37,099     $  50,283     $ 44,563      $ 53,997     $ 56,895
 Ratio of expenses to average net assets(3)       0.74%         0.67%        0.65%         0.66%        0.68%
 Ratio of net investment income to average
  net assets                                      4.46%         5.26%        5.73%         6.46%        5.89%
Portfolio turnover rate                         105.58%        93.56%       61.25%        42.88%       60.40%






--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 63

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000         1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.34     $   12.12     $  11.98      $  11.83     $  12.33

 Net investment income (loss)(1)                  0.43          0.56         0.63          0.71         0.63
 Net realized and unrealized gain (loss)
  on investments                                 (0.16)         0.22         0.17          0.15        (0.49)
                                              --------------------------------------------------------------
Total from investment operations                  0.27          0.78         0.80          0.86         0.14

 Distributions from net investment income        (0.43)        (0.56)       (0.66)        (0.71)       (0.63)
 Distributions from capital gains                 -             -            -             -           (0.01)
                                              --------------------------------------------------------------
Total distributions                              (0.43)        (0.56)       (0.66)        (0.71)       (0.64)
                                              --------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.18     $   12.34     $  12.12      $  11.98     $  11.83
=============================================================================================================

TOTAL RETURN(2)                                   2.19%         6.64%        6.77%         7.54%        1.22%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 80,613     $  42,639     $ 57,747      $ 55,251     $ 50,200
 Ratio of expenses to average net assets(3)       0.63%         0.64%        0.67%         0.66%        0.70%
 Ratio of net investment income to average
  net assets                                      3.54%         4.62%        5.26%         5.99%        5.32%
Portfolio turnover rate                          86.10%        50.96%       83.37%        54.48%       45.89%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 64

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000         1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.00     $   12.69     $  12.52      $  11.98     $  12.59

 Net investment income (loss)(1)                  0.38          0.60         0.71          0.74         0.73
 Net realized and unrealized gain (loss)
  on investments                                 (0.08)         0.38         0.23          0.54        (0.58)
                                              ---------------------------------------------------------------
Total from investment operations                  0.30          0.98         0.94          1.28         0.15

 Distributions from net investment income        (0.36)        (0.61)       (0.71)        (0.74)       (0.73)
 Distributions from capital gains                (0.25)        (0.06)       (0.06)         -           (0.03)
                                              ---------------------------------------------------------------
Total distributions                              (0.61)        (0.67)       (0.77)        (0.74)       (0.76)
                                              ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $  12.69     $   13.00     $  12.69      $  12.52     $  11.98
=============================================================================================================

TOTAL RETURN(2)                                   2.34%         7.90%        7.68%        11.11%        1.19%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $159,367     $ 173,978     $111,948      $123,632     $127,307
 Ratio of expenses to average net assets(3)       0.84%         0.84%        0.87%         0.87%        0.89%
 Ratio of net investment income to
  average net assets                              2.93%         4.69%        5.62%         6.13%        5.91%
Portfolio turnover rate                         425.28%       294.60%      228.07%       263.34%      273.95%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND|
--------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                            2003           2002           2001           2000         1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.00     $     1.00     $     1.00      $   1.00     $   1.00

 Net investment income(1)                           0.01           0.01           0.04          0.06         0.05
 Distributions from net investment income          (0.01)         (0.01)         (0.04)        (0.06)       (0.05)
                                              -------------------------------------------------------------------
Net Asset Value, end of period                $     1.00     $     1.00     $     1.00      $   1.00     $   1.00
=================================================================================================================

TOTAL RETURN(2)                                     0.72%          1.45%          3.81%         5.99%        4.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $1,175,275     $1,249,928     $1,177,405      $552,255     $380,620
 Ratio of expenses to average net assets(3)         0.46%          0.46%          0.44%         0.45%        0.48%
 Ratio of net investment income to
   average net assets                               0.72%          1.43%          3.48%         5.88%        4.66%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
================================================================================

                                   accessor 66

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  15.19     $   15.09     $  15.01      $  15.00

 Net investment income (loss)(1)                   0.53          0.69         0.81          -
 Net realized and unrealized gain (loss)
  on investments                                   0.17          0.14         0.07          0.01
                                               ------------------------------------------------------
Total from investment operations                   0.70          0.83         0.88          0.01

 Distributions from net investment income         (0.53)        (0.69)       (0.80)         -
 Distributions from capital gains                 (0.07)        (0.03)       (0.00)         -
 Distributions in excess of capital gains          -             -            -             -
 Distributions from return of capital              -            (0.01)        -             -
                                               ------------------------------------------------------
Total distributions                               (0.60)        (0.73)       (0.80)         -
                                               ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $  15.29     $   15.19     $  15.09      $  15.01
=====================================================================================================

TOTAL RETURN(2)                                    4.68%         5.68%        5.95%         0.07%
Net assets, end of period (in thousands)       $  7,313     $   9,689     $ 12,534      $    400
 Ratio of gross expenses to average net assets     0.29%         0.24%        1.18%         0.10%*
 Ratio of net expenses to average net assets       0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets               3.30%         4.43%        4.59%        (0.10)%*
 Ratio of net investment income (loss)
  to average net assets                            3.49%         4.56%        5.67%        (0.10)%*
Portfolio turnover rate                           52.48%        50.44%       38.76%         0.00%





--------------------------------------------------------------------------------
(1) Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================

                                   accessor 67

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.48     $   14.32     $  15.00      $  15.00

 Net investment income (loss)(1)                  0.40          0.47         0.61          -
 Net realized and unrealized gain (loss)
  on investments                                  1.40         (0.82)       (0.70)         -
                                               ----------------------------------------------------
Total from investment operations                  1.80         (0.35)       (0.09)         -

 Distributions from net investment income        (0.39)        (0.46)       (0.56)         -
 Distributions from capital gains                (0.06)        (0.03)       (0.03)         -
 Distributions in excess of capital gains         -             -            -             -
                                               ----------------------------------------------------
Total distributions                              (0.45)        (0.49)       (0.59)         -
                                               ----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 14.83     $   13.48     $  14.32      $  15.00
===================================================================================================

TOTAL RETURN(2)                                  13.56%        (2.45)%      (0.57)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 8,693      $  5,224      $ 2,519       $   289
 Ratio of gross expenses to average net assets    0.30%         0.28%        0.76%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.64%         3.33%        3.58%        (0.10)%*
 Ratio of net investment income (loss)
  to average net assets                           2.84%         3.50%        4.24%        (0.10)%*
Portfolio turnover rate                          26.08%        24.38%       22.19%         0.00%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================

                                   accessor 68

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.38     $   13.85     $  15.00      $  15.00

 Net investment income (loss)(1)                  0.33          0.37         0.48         -
 Net realized and unrealized gain (loss)
  on investments                                  2.05         (1.47)       (1.17)        -
                                               -----------------------------------------------------
Total from investment operations                  2.38         (1.10)       (0.69)        -

 Distributions from net investment income        (0.33)        (0.35)       (0.41)        -
 Distributions from capital gains                (0.03)        (0.02)       (0.05)        -
 Distributions in excess of capital gains         -             -            -            -
                                               -----------------------------------------------------
Total distributions                              (0.36)        (0.37)       (0.46)        -
                                               -----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 14.40     $   12.38     $  13.85      $  15.00
====================================================================================================

TOTAL RETURN(2)                                  19.52%        (7.94)%      (4.57)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $19,354     $  12,089     $ 10,158      $    297
 Ratio of gross expenses to average net assets    0.23%         0.23%        0.40%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.34%         2.71%        3.08%        (0.10)%*
 Ratio of net investment income (loss)
  to average net assets                           2.46%         2.83%        3.39%        (0.10)%*
Portfolio turnover rate                          19.58%        21.72%       15.60%         0.00%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================

                                   accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                           2003          2002         2001          2000(3)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.86     $   13.65     $  15.02      $  15.00

 Net investment income (loss)(1)                  0.28          0.31         0.39          -
 Net realized and unrealized gain (loss)
  on investments                                  2.31         (1.78)       (1.42)         0.02
                                              -----------------------------------------------------
Total from investment operations                  2.59         (1.47)       (1.03)         0.02

 Distributions from net investment income        (0.27)        (0.31)       (0.31)         -
 Distributions from capital gains                (0.03)        (0.01)       (0.03)         -
 Distributions in excess of capital gains         -             -            -             -
                                              -----------------------------------------------------
Total distributions                              (0.30)        (0.32)       (0.34)         -
                                              -----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 14.15      $  11.86      $ 13.65       $ 15.02
===================================================================================================

TOTAL RETURN(2)                                  22.09%       (10.84)%      (6.83)%        0.13%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $22,173      $ 16,703      $ 18,969      $    247
 Ratio of gross expenses to average net assets    0.23%         0.24%        0.45%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  2.06%         2.30%        2.59%        (0.10)%*
 Ratio of net investment income to average
  net assets                                      2.19%         2.44%        2.94%        (0.10)%*
Portfolio turnover rate                          19.56%        32.07%        6.44%         0.00%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================

                                   accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003         2002         2001          2000(3)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.80      $  13.00      $ 15.00       $ 15.00

 Net investment income (loss)(1)                  0.20          0.19         0.24          -
 Net realized and unrealized gain (loss)
  on investments                                  2.82         (2.20)       (2.00)         -
                                               ----------------------------------------------------
Total from investment operations                  3.02         (2.01)       (1.76)         -

 Distributions from net investment income        (0.20)        (0.19)       (0.20)         -
 Distributions from capital gains                 -             -           (0.04)         -
 Distributions in excess of capital gains         -             -            -             -
                                               ----------------------------------------------------
Total distributions                              (0.20)        (0.19)       (0.24)         -
                                               ----------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 13.62      $  10.80      $ 13.00       $ 15.00
===================================================================================================

TOTAL RETURN(2)                                  28.22%       (15.50)%     (11.70)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $25,041      $ 20,095      $23,658       $   223
 Ratio of gross expenses to average net assets    0.22%         0.22%        0.32%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  1.59%         1.48%        1.66%        (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              1.71%         1.60%        1.88%        (0.10)%*
Portfolio turnover rate                          16.85%         9.59%       14.93%         0.00%




--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
*Annualized
================================================================================

                                   accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR               FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                            2003          2002         2001         2000(3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.04      $  12.58      $ 15.00       $ 15.00

 Net investment income (loss)(1)                  0.05          0.03         0.03          -
 Net realized and unrealized gain (loss)
  on investments                                  3.03         (2.55)       (2.38)         -
                                              ------------------------------------------------------
Total from investment operations                  3.08         (2.52)       (2.35)         -

 Distributions from net investment income        (0.04)        (0.01)        -             -
 Distributions from capital gains                 -            (0.01)       (0.04)         -
 Distributions in excess of capital gains         -             -           (0.03)         -
                                              ------------------------------------------------------
Total distributions                              (0.04)        (0.02)       (0.07)         -
                                              ------------------------------------------------------

Net Asset Value, end of period                $  13.08      $  10.04      $ 12.58       $ 15.00
====================================================================================================

TOTAL RETURN(2)                                  30.74%       (20.02)%     (15.68)%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 11,580      $  8,120      $10,547       $   226
 Ratio of gross expenses to average net assets    0.25%         0.23%        0.39%         0.10%*
 Ratio of net expenses to average net assets      0.10%         0.10%        0.10%         0.10%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                  0.29%         0.16%       (0.04)%       (0.10)%*
 Ratio of net investment income (loss) to
  average net assets                              0.44%         0.29%        0.25%        (0.10)%*
Portfolio turnover rate                           7.27%         8.11%       30.99%         0.00%





--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized
================================================================================

                                   accessor 72

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX*|
----------------------------|


The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.


Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX L S&P 500/BARRA VALUE INDEX|
------------------------------------------------------|

BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.


As of December 31, 2003, there were 162 companies in the Growth Index and 338 companies in the Value Index.




--------------------------------------------------------------------------------
                                   accessor 73

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX*|
--------------------|

While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 17% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7000 capitalization weighted security returns are used to adjust the Wilshire
5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to 1.0 on December 31, 1970.

--------------------------------------------------------------------------------
*"WILSHIRE 4500" AND "WILSHIRE 5000" ARE REGISTERED TRADEMARKS OF WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|


The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 48 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.


The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


As of December 31, 2003, the MSCI + EM Index consisted of 1565 companies traded on stock markets in 48 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.20%, Belgium 0.94%, Denmark 0.68%, Finland 1.50%, France 8.69%, Germany 6.47%, Greece 0.41%, Hong Kong 1.86%, Ireland 0.66%, Italy 3.48%, Japan 19.22%, Luxembourg 0.09%, Netherlands 4.78%, New Zealand 0.21%, Norway 0.43%, Portugal 0.32%, Singapore 0.74%, Spain 3.31%, Sweden 2.40%, Switzerland 6.64%, United Kingdom 23.67%.

Emerging Markets: Argentina 0.04%, Brazil 0.93%, Chile 0.21%, China 0.37%, Colombia 0.01%, Czech Republic 0.05%, Egypt 0.00%, Hungary 0.10%, India 0.57%, Indonesia 0.15%, Israel 0.33%, Jordan 0.02%, Malaysia 0.46%, Mexico 0.65%,
Morocco 0.00%, Pakistan 0.02%, Peru 0.06%, Philippines 0.05%, Poland 0.13%, Russia 0.48%, South Africa 0.94%, South Korea 1.84%, Taiwan 1.23%, Thailand 0.32%, Turkey 0.17%, Venezuela 0.01%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary


--------------------------------------------------------------------------------
                                   accessor 74

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------


to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2003, the value of the MSCI EAFE + EM Index was 234.513.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE+EMF INDEX.

--------------------------------------------------------------------------------
LEHMAN BROTHERS*                |
GOVERNMENT/CREDIT INDEX         |
GOVERNMENT/CREDIT 1-5 YEAR INDEX|
U.S. CORPORATE HIGH YIELD INDEX |
MORTGAGE-BACKED SECURITIES INDEX|
--------------------------------|

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
                                   accessor 75

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com
           ----------------

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549-0102
Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
e-mail:  publicinfo@sec.gov
web site:  www.sec.gov
           -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 76

--------------------------------------------------------------------------------

                  ACCESSOR FUNDS, INC. -- INVESTOR CLASS SHARES

--------------------------------------------------------------------------------


                                   PROSPECTUS


--------------------------------------------------------------------------------

           [LOGO] ACCESSOR                             APRIL 29, 2004
                  ------

--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

--------------------------------------------------------------------------------















                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................26
   Growth & Income Allocation Fund Details and Performance...................28
   Growth Allocation Fund Details and Performance............................30
   Aggressive Growth Allocation Fund Details and Performance.................32
   Fund Expenses.............................................................34
   Securities and Risks......................................................36
   Management, Organization and Capital Structure............................42

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................50
   Exchanging Fund Shares....................................................53
   Redeeming Fund Shares.....................................................54
   Dividends and Distributions...............................................55
   Valuation of Securities...................................................56
   Taxation..................................................................56
   Service & Distribution Arrangements.......................................57
   Privacy Policy............................................................57
   Financial Highlights......................................................58

APPENDIX A
   Description of Fund Indices...............................................73



--------------------------------------------------------------------------------
                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------


o A family of 15 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the Investor Class Shares of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


UNDERLYING EQUITY FUNDS:               UNDERLYING FIXED-INCOME FUNDS:
     Growth Fund                            High Yield Bond Fund
     Value Fund                             Intermediate Fixed-Income Fund
     Small to Mid Cap Fund                  Short-Intermediate Fixed-Income Fund
     International Equity Fund              Mortgage Securities Fund
                                            U.S. Government Money Fund
ALLOCATION FUNDS:                      ALLOCATION FUNDS:
     Income Allocation Fund                 Growth & Income Allocation Fund
     Income & Growth Allocation Fund        Growth Allocation Fund
     Balanced Allocation Fund               Aggressive Growth Allocation Fund


For information about the other classes of Accessor Funds, please request the current Accessor Funds Prospectuses.


o    A variety of equity, fixed-income and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
Capital").


o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).


Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds can offer additional diversification within a single investment.


Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 38.


================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies LLC ("INTECH"), the Fund's Money Manager, believes will outperform peer companies, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500 BARRA/Growth Index. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that index. The Money Manager attempts to exceed the performance of |------------------------------------
its  benchmark  over  a  cycle  of  five   |SPECIAL   NOTE:    Accessor   Funds'
years, by investing primarily in stock |domestic equity funds are designed of companies that are expected to |so that investments in companies as experience higher than average growth of |represented by the S&P 500 Index
earnings or higher than average capital |could be approximated by equal appreciation. The Fund may also engage |investments in the Accessor Growth in various portfolio strategies (for |Fund and Accessor Value Fund. The
example, futures or options) to reduce |Accessor Small to Mid Cap Fund is certain risks of its investments and may |primarily designed to invest in thereby enhance income, but not for |domestic stocks outside the S&P 500
speculation.                               |Index.  As of March  31,  2004,  the
                                           |market capitalization of the S&P 500
The Fund pursues its objective by |Index ranged from $928 million for applying a mathematical portfolio |the smallest company to $313 billion management process to construct an |for the largest company. The investment portfolio from the universe |weighted average market value of the of common stocks within its benchmark |Index was $21.8 billion, which may index. The mathematical process uses the |vary from month to month. Neither natural tendency of stock prices to vary |the Growth Fund nor the Value Fund over time (volatility) in determining |currently have a specific target the selection of securities and their |market capitalization range, however
weightings in the Fund's holdings. |the Money Managers generally limit INTECH pursues its objective by |investments to companies in the S&P
identifying  stocks with higher  average   |500 Index.
volatility   than  the   Growth   Fund's   -------------------------------------
benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                   GROWTH FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.62%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
25.23  -23.99  -15.73  -24.45   21.28      |                     BEST QUARTER
-------------------------------------------                         27.49%
 99      00       01      02      03                             4TH QTR 1998
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -18.90%
                                                                 1ST QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                              SINCE
FOR THE PERIODS ENDED 12/31/03                                              1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                   21.28%           -5.97%           -2.71%
Fund returns after taxes on distributions                                   21.27%           -6.12%           -3.15%
Fund returns after taxes on distributions & sale of Fund shares             13.83%           -4.96%           -2.35%
S&P 500/BARRA Growth Index(1)                                               25.66%           -3.49%           -0.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





















--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Fund seeks to invest primarily in stocks of companies that Wellington Management Company, LLP ("Wellington Management"), the Fund's Money Manager, believes are undervalued. To help control risk, the Money Manager compares the Fund's economic sector weightings to a broad index of primarily large capitalization companies, such as those in the S&P 500 Index, and normally avoids extreme |------------------------------------
overweighting or underweighting relative   |SPECIAL   NOTE:    Accessor   Funds'
to  that  index.  Wellington  Management   |domestic  equity  funds are designed
attempts to exceed the performance of |so that investments in companies as the Fund's benchmark, the S&P 500/BARRA |represented by the S&P 500 Index
Value Index, over a cycle of five years. |could be approximated by equal The Fund may also engage in various |investments in the Accessor Growth portfolio strategies (for example, |Fund and Accessor Value Fund. The
options) to reduce certain risks of its |Accessor Small to Mid Cap Fund is investments and to enhance income, but |primarily designed to invest in
not for speculation.                       |domestic  stocks outside the S&P 500
                                           |Index.  As of March  31,  2004,  the
Wellington Management uses a disciplined |market capitalization of the S&P 500 structured investment approach and |Index ranged from $928 million for quantitative analytical techniques |the smallest company to $313 billion
designed to identify stocks that |for the largest company. The Wellington Management believes have the |weighted average market value of the highest probability of outperforming |Index was $21.8 billion, which may
their  peers  coupled  with a  portfolio   |vary from  month to  month.  Neither
construction process designed to keep |the Growth Fund nor the Value Fund the overall portfolio risk |currently have a specific target characteristics similar to that of the |market capitalization range, however benchmark. Wellington Management focuses |the Money Managers generally limit on companies that may be temporarily out |investments to companies in the S&P
of favor or whose earnings or assets may   |500 Index.
not be fully  reflected  in their  stock   -------------------------------------
prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                   VALUE FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                         YEAR-TO-DATE
                                                                    2.81%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/04
                                                              -----------------
6.35    1.88    -9.94   -23.20    29.92            |            BEST QUARTER
---------------------------------------------------                18.82%
 99      00       01       02      03                           4TH QTR 1998
                                                              -----------------
                                                                WORST QUARTER
                                                                   -17.77%
                                                                3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                      SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR           5 YEARS        INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                          29.92%           -0.53%           -0.68%
Fund returns after taxes on distributions                                          29.77%           -1.40%           -1.83%
Fund returns after taxes on distributions & sale of Fund shares                    19.61%           -0.85%           -1.05%
S&P 500/BARRA Value Index(1)                                                       31.79%            1.95%            2.19%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/1/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
-----------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Wilshire 4500 Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's |------------------------------------
objective. The Fund may also engage in |SPECIAL NOTE: As of March 31, 2004, various portfolio strategies (for |the market capitalization of the
example, options or futures) to reduce |Wilshire 4500 Index ranged from certain risks of its investments and may |under $4 million for the smallest thereby enhance income, but not for |company to $107.3 billion for the
speculation.                               |largest   company.    The   weighted
                                           |average  market  value of the  Index
SSgA Funds  Management,  Inc.  ("SSgA"),   |was  $7.4  billion,  which  may vary
the  Fund's   Money   Manager,   uses  a   |from month to month.
multifactor  stock  evaluation  model to   -------------------------------------
help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     5.23%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
 26.60     -18.60     -14.59     -15.00    43.28        |        BEST QUARTER
--------------------------------------------------------            24.05%
  99          00        01          02       03                  4TH QTR 1998
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -19.78%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                      43.28%            1.40%            1.86%
Fund returns after taxes on distributions                                      43.28%            0.02%            0.27%
Fund returns after taxes on distributions & sale of Fund shares                28.13%            0.47%            0.79%
Wilshire 4500 Index(1)                                                         43.84%            4.12%            3.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *6/24/98 INCEPTION DATE, INDEX MESAURED FROM 6/30/98
------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.












--------------------------------------------------------------------------------
(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.
================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan Fleming"), the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Fund's benchmark, the Morgan Stanley Capital International ("MSCI") EAFE+EM(R) Index. See Appendix A for a list of countries included in the MSCI EAFE+EM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 10

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.


--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     3.49%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
48.23     -24.92     -25.19     -15.12     33.72         |       BEST QUARTER
---------------------------------------------------------           30.01%
 99         00         01         02        03                   4TH QTR 1999
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -20.85%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                            SINCE
FOR THE PERIODS ENDED 12/31/03                                             1 YEAR           5 YEARS       INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                   33.72%           -1.13%           -1.76%
Fund returns after taxes on distributions                                   33.72%           -2.47%           -3.04%
Fund returns after taxes on distributions & sale of Fund shares             21.92%           -1.40%           -1.91%
MSCI EAFE+EM Index(1)                                                       40.71%            1.15%            1.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *7/6/98 INCEPTION DATE. INDEX MEASURED FROM 6/30/98
--------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 48 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.

================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred to as "junk bonds." This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally seek an aggregate dollar-weighted average |------------------------------------
portfolio duration that does not vary |DURATION: one of the fundamental outside of a band of plus or minus 20% |tools used by money managers in
from that of the Fund's  benchmark,  the   |security selection,  is a measure of
Lehman  Brothers  U.S.   Corporate  High   |the  price  sensitivity  of  a  debt
Yield Index. The Money Manager will |security or a portfolio of debt attempt to exceed the total return |securities to relative changes in performance of the Lehman Brothers U.S. |interest rates. For instance, a
Corporate High Yield Index. The Fund may   |duration  of  "three"  means  that a
also   invest  in  dollar   denominated,   |portfolio's   or  security's   price
noninvestment  grade  bonds  of  foreign   |would be  expected  to  decrease  by
issuers that, at the time of initial |approximately 3% with a 1% increase investment, are rated as lower than BBB- |in interest rates (assuming a and higher than CC+ by S&P or rated |parallel shift in the yield curve). lower than Baa3 and higher than Ca by |As of March 31, 2004, the Lehman Moody's. The Money Manager may invest in |Brothers U.S. Corporate High Yield unrated securities of domestic or |Index duration was 4.84 years, foreign issuers that the Money Manager |although the duration will likely
or Accessor Capital  determines to be of   |vary in the future.
comparable  quality.  The  Fund may also   -------------------------------------
invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation. Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 12

================================================================================

that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Sector Risk. Issuers with an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.57%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
  4.66     1.02     23.60                         |              BEST QUARTER
--------------------------------------------------                   8.41%
   01       02        03                                         2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -3.86%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                                 1 YEAR           INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                       23.60%            6.89%
Fund returns after taxes on distributions                                                       19.93%            3.47%
Fund returns after taxes on distributions & sale of Fund shares                                 15.11%            3.67%
Lehman Brothers U.S. Corporate High Yield Index(1)                                              28.96%            7.74%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           *5/1/00 INCEPTION DATE, INDEX MEASURED FROM 4/30/00
--------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE.
================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit Index (the "LBGC Index"). The Fund invests principally in debt securities rated A or higher by S&P or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets |------------------------------------
in securities rated BBB by S&P or Baa by |DURATION: one of the fundamental Moody's and up to 6% of its net assets |tools used by money managers in in securities rated BB by S&P or Ba by |security selection, is a measure of Moody's or debt securities unrated but |the price sensitivity of a debt
judged to be of comparable quality by |security or a portfolio of debt the Money Manager. The Fund may also |securities to relative changes in
invest  in  mortgage-backed  securities.   |interest  rates.  For  instance,   a
The  Money  Manager  will  also  seek to   |duration  of  "three"  means  that a
enhance   returns  through  the  use  of   |portfolio's   or  security's   price
certain   trading   strategies  such  as   |would be  expected  to  decrease  by
purchasing odd lot securities. The Fund |approximately 3% with a 1% increase may utilize options on U.S. Government |in interest rates (assuming a securities, interest rate futures |parallel shift in the yield curve). contracts and options on interest rate |As of March 31, 2004, the LBGC Index futures contracts to reduce certain |duration was 5.48 years, although risks of its investments and to attempt |the duration will likely vary in the
to   enhance   income,   but   not   for   |future.
speculation.                               -------------------------------------


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 14

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.89%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
 -4.05     9.64     7.46     11.15     4.41          |           BEST QUARTER
-----------------------------------------------------                5.07%
   99       00       01        02       03                       3RD QTR 2002
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -2.02%
                                                                 2ND QTR 1999

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                     SINCE
FOR THE PERIODS ENDED 12/31/03                                                     1 YEAR           5 YEARS        INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                           4.41%            5.58%            5.90%
Fund returns after taxes on distributions                                           2.43%            3.35%            3.66%
Fund returns after taxes on distributions & sale of Fund shares                     3.35%            3.42%            3.69%
Lehman Brothers Government/Credit Index(1)                                          4.68%            6.65%            6.99%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              *7/14/98 INCEPTION DATE, INDEX MESAURED FROM 6/30/98
-----------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.
================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
                                 UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |DURATION:  one  of  the  fundamental
investing at least 80% of its assets in |tools used by money managers in fixed-income securities. This policy may |security selection, is a measure of not be materially revised unless Fund |the price sensitivity of a debt
shareholders are notified at least 60 |security or a portfolio of debt days in advance of the proposed change. |securities to relative changes in The Fund primarily invests in corporate |interest rates. For instance, a
bonds,   U.S.   Government   or   agency   |duration  of  "three"  means  that a
securities and asset-backed securities |portfolio's or security's price that are of investment grade quality or |would be expected to decrease by
that are unrated but judged to be of |approximately 3% with a 1% increase comparable quality or higher by the |in interest rates (assuming a Money Manager. The Fund will normally |parallel shift in the yield curve). seek to have a dollar-weighted average |As of March 31, 2004, the LBGC 1-5
portfolio duration of not less than two |Index duration was 2.48 years, years nor more than five years and |although the duration will likely
normally  invests in  securities so that   |vary in the future.
the Fund's  duration  does not vary more   -------------------------------------
or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.40%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
                                                                 BEST QUARTER
  0.70     7.04     6.15     6.21     1.74         |                 4.03%
---------------------------------------------------              3RD QTR 2001
   99       00       01       02       03                       ---------------
                                                                 WORST QUARTER
                                                                    -1.34%
                                                                 4TH QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                   SINCE
FOR THE PERIODS ENDED 12/31/03                                                   1 YEAR           5 YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                         1.74%            4.33%            4.62%
Fund returns after taxes on distributions                                         0.67%            2.54%            2.75%
Fund returns after taxes on distributions & sale of Fund shares                   1.13%            2.57%            2.77%
Lehman Brothers Government/Credit 1-5 Year Index(1)                               3.35%            6.27%            6.49%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/14/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
---------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);


o    rigorous  quantitative  analysis to   |------------------------------------
     security valuation (mathematically |DURATION: one of the fundamental analyzing a security's value); and |tools used by money managers in
                                           |security selection,  is a measure of
o    quality credit analysis  (analyzing   |the  price  sensitivity  of  a  debt
     a security's credit quality).         |security  or  a  portfolio  of  debt
                                           |securities  to  relative  changes in
BlackRock's      Investment     Strategy   |interest  rates.  For  instance,   a
Committee  determines  the firm's  broad   |duration  of  "three"  means  that a
investment strategy based on |portfolio's or security's price macroeconomics (for example, interest |would be expected to decrease by rate trends) and market trends, as well |approximately 3% with a 1% increase as input from risk management and credit |in interest rates (assuming a committee professionals. Fund managers |parallel shift in the yield curve).
then    implement   this   strategy   by   |As of March 31,  2004,  the duration
selecting the sectors and securities |of the LBM Index was 2.37 years, which offer the greatest relative value |although the duration will likely
within investment guidelines. Investment   |vary in the future.
selections  will be based on fundamental   -------------------------------------
economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.


o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrate changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.68%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
  0.69     10.58     7.14     7.57     1.80          |           BEST QUARTER
-----------------------------------------------------                4.03%
   99        00       01       02       03                       3RD QTR 2001
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -1.07%
                                                                 2ND QTR 1999

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                  1 YEAR           5 YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                        1.80%            5.49%            5.47%
Fund returns after taxes on distributions                                        0.31%            3.44%            3.38%
Fund returns after taxes on distributions & sale of Fund shares                  1.29%            3.42%            3.37%
Lehman Brothers Mortgage-Backed Securities Index(1)                              3.05%            6.55%            6.59%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/8/98 INCEPTION DATE, INDEX MEASURED FROM 6/30/98
--------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.





















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.


o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     0.09%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/04
                                                                ---------------
  4.20     5.47     3.30     0.94     0.35         |             BEST QUARTER
---------------------------------------------------                  1.41%
   99       00       01       02       03                        4TH QTR 2000
                                                                ---------------
                                                                 WORST QUARTER
                                                                     0.10%
                                                                 4TH QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                 1 YEAR           5 YEARS        INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       0.35%            2.83%            2.95%
Citigroup 3 Month T-Bill Index(1)                                               1.07%            3.50%            3.60%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *7/29/98 INCEPTION DATE, INDEX MEASURED FROM 7/31/98
-------------------------------------------------------------------------------------------------------------------------

The Fund's 7-day effective yield on 3/31/04 was 0.35%.





















--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.
     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.

================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 70% and 30%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION          TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE   ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%       0%-10%
Growth                                    0.0%         0-5%
Value                                     0.0%         0-5%
Small to Mid Cap                          0.0%         0-5%
International Equity                      0.0%         0-5%


FIXED-INCOME FUNDS                       70.0%      50%-95%        [PIE CHART]
High Yield Bond                          10.0%        5-20%
Intermediate Fixed-Income                 6.0%        0-20%
Short-Intermediate Fixed-Income          48.0%       20-60%
Mortgage Securities                       6.0%        5-30%

MONEY MARKET FUNDS                       30.0%       5%-40%
U.S. Government Money**                  30.0%        5-40%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================


o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.05%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  5.49     5.16     4.17                               |         BEST QUARTER
-------------------------------------------------------              3.09%
   01       02       03                                          1ST QTR 2001
                                                                ---------------
                                                                 WORST QUARTER
                                                                     0.08%
                                                                 3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                                  1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                        4.17%            4.92%
Fund returns after taxes on distributions                                                        2.98%            3.31%
Fund returns after taxes on distributions & sale of Fund shares                                  2.75%            3.21%
Lehman Brothers Aggregate Bond Index(1)                                                          4.11%            7.57%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            30.0%       20%-40%
Growth                                   9.5%         5-15%
Value                                    9.5%         5-15%
Small to Mid Cap                         5.0%         2-12%
International Equity                     6.0%         0-10%

FIXED-INCOME FUNDS                      50.0%       30%-75%         [PIE CHART]
High Yield Bond                         11.0%         5-20%
Intermediate Fixed-Income                3.0%         0-20%
Short-Intermediate Fixed-Income         33.0%        15-40%
Mortgage Securities                      3.0%         0-20%

MONEY MARKET FUNDS                      20.0%        5%-25%
U.S. Government Money**                 20.0%         5-25%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   INCOME & GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     1.62%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -1.04     -2.92     13.00                           |          BEST QUARTER
------------------------------------------------------               6.83%
    01        02        03                                       2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -4.70%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                    SINCE
FOR THE PERIODS ENDED 12/31/03                                                                    1 YEAR         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                         13.00%            2.76%
Fund returns after taxes on distributions                                                         12.01%            1.61%
Fund returns after taxes on distributions & sale of Fund shares                                    8.48%            1.64%
Lehman Brothers Aggregate Bond Index(1)                                                            4.11%            7.57%
msci ac World Index Free(2)                                                                       34.63%           -2.84%
Composite Index(3)                                                                                12.71%            4.77%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
---------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 40% and 10%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION             TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            50.0%      40%-60%
Growth                                  15.5%       10-20%
Value                                   15.5%       10-20%
Small to Mid Cap                         9.0%        5-15%
International Equity                    10.0%        5-15%

FIXED-INCOME FUNDS                      40.0%      25%-60%          [PIE CHART]
High Yield Bond                         11.0%        5-20%
Intermediate Fixed-Income                0.0%        0-20%
Short-Intermediate Fixed-Income         23.0%        5-30%
Mortgage Securities                      6.0%        0-20%

MONEY MARKET FUNDS                      10.0%       0%-20%
U.S. Government Money**                 10.0%        0-20%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 26

================================================================================


that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                      BALANCED ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.09%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -5.07     -8.40     18.86                   |                  BEST QUARTER
----------------------------------------------                       9.79%
    01        02       03                                        2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -8.15%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/03                                                                   1 YEAR         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                        18.86%            1.10%
Fund returns after taxes on distributions                                                        18.02%            0.22%
Fund returns after taxes on distributions & sale of Fund Shares                                  12.30%            0.40%
Lehman Brothers Aggregate Bond Index(1)                                                           4.11%            7.57%
msci ac World Index Free(2)                                                                      34.63%           -2.84%
Composite Index(3)                                                                               18.77%            2.70%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
--------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds , the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 32%, and 8%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.
--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                             60.0%        50-70%
Growth                                   18.0%        12-22%
Value                                    18.0%        12-22%
Small to Mid Cap                         11.0%         6-16%
International Equity                     13.0%         7-20%

FIXED-INCOME FUNDS                       32.0%        20-50%        [PIE CHART]
High Yield Bond                          11.0%         5-20%
Intermediate Fixed-Income                 0.0%         0-20%
Short-Intermediate Fixed-Income          18.0%         5-25%
Mortgage Securities                       3.0%         0-15%

MONEY MARKET FUNDS                        8.0%         0-15%
U.S. Government Money**                   8.0%         0-15%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 28

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   GROWTH & INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.31%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -7.27     -11.29     21.41                            |        BEST QUARTER
--------------------------------------------------------            10.45%
    01        02        03                                       2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -10.52%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                                 1 YEAR         INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                      21.41%            0.00%
Fund returns after taxes on distributions                                                      20.73%           -0.69%
Fund returns after taxes on distributions & sales of Fund shares                               13.96%           -0.42%
Lehman Brothers Aggregate Bond Index(1)                                                         4.11%            7.57%
msci ac World Index Free(2)                                                                    34.63%           -2.84%
Composite Index(3)                                                                             21.84%            1.64%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.














--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 19%, and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*    POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                              80.0%       70-90%
Growth                                    24.5%       19-30%
Value                                     24.5%       19-30%
Small to Mid Cap                          14.0%        7-20%
International Equity                      17.0%       10-25%

FIXED-INCOME FUNDS                        19.0%        5-30%         [PIE CHART]
High Yield Bond                           11.0%        0-15%
Intermediate Fixed-Income                  0.0%        0-15%
Short-Intermediate Fixed-Income            8.0%        0-15%
Mortgage Securities                        0.0%        0-15%

MONEY MARKET FUNDS                         1.0%         0-5%
U.S. Government Money**                    1.0%         0-5%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================


or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.68%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -12.13     -15.91     27.59                     |              BEST QUARTER
--------------------------------------------------                  14.41%
     01         02        03                                     2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -13.79%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/03                                                                1 YEAR           INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                      27.59%           -1.94%
Fund returns after taxes on distributions                                                      27.16%           -2.36%
Fund returns after taxes on distributions & sale of Fund shares                                17.98%           -1.90%
Lehman Brothers Aggregate Bond Index(1)                                                         4.11%            7.57%
MSCI AC World Index Free(2)                                                                    34.63%           -2.84%
Composite Index(3)                                                                             28.14%           -0.55%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 31

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                            ASSET ALLOCATION           TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES    TARGET*    POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                             99.0%        85-100%
Growth                                   30.0%         25-35%
Value                                    30.0%         25-35%
Small to Mid Cap                         18.0%         10-25%
International Equity                     21.0%         15-30%

FIXED-INCOME FUNDS                        0.0%          0-10%        [PIE CHART]
High Yield Bond                           0.0%           0-5%
Intermediate Fixed-Income                 0.0%           0-5%
Short-Intermediate Fixed-Income           0.0%           0-5%
Mortgage Securities                       0.0%           0-5%

MONEY MARKET FUNDS                        1.0%           0-5%
U.S. Government Money**                   1.0%           0-5%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 36.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 32

================================================================================


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  AGGRESSIVE GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                          YEAR-TO-DATE
                                                                     2.93%
AS OF 12/31                                                      AS OF 3/31/04
                                                                ---------------
  -16.09     -20.41     30.15                         |          BEST QUARTER
------------------------------------------------------              16.17%
     01         02        03                                     2ND QTR 2003
                                                                ---------------
                                                                 WORST QUARTER
                                                                    -17.11%
                                                                 3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                                                  1 YEAR         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                                       30.15%           -4.57%
Fund returns after taxes on distributions                                                       30.15%           -4.61%
Fund returns after taxes on distributions & sale of Fund shares                                 19.60%           -3.87%
MSCI AC World Index Free(1)                                                                     34.63%           -2.84%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE, INDEX MEASURED FROM 12/31/00
-------------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================
                                 FUND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you invest in Investor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of the Underlying Funds in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.


-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)(1,2)
                                                                             INVESTOR CLASS SHARES
---------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                    none
 Fixed-Income Funds  and Income Allocation Fund                                       none
Maximum Sales Charge Imposed On Reinvested Dividends                                  none
Maximum Deferred Sales Charge                                                         none
Redemption Fee(3)  (as a percent of amount redeemed)
 Equity Funds  and High Yield Bond Fund                                               2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
                                                                                 SMALL TO         INTERNATIONAL
                                           GROWTH              VALUE              MID CAP            EQUITY
-------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                          0.63%              0.55%               0.94%              0.85%
Distribution and Service (12b-1) Fees       0.25%              0.25%               0.25%              0.25%
Other Expenses(5,6)                         0.50%              0.50%               0.50%              0.71%
                                         --------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.38%              1.30%               1.69%              1.81%
-------------------------------------------------------------------------------------------------------------------------
                                                                           SHORT
                                            HIGH        INTERMEDIATE    INTERMEDIATE                        U.S.
                                            YIELD          FIXED-          FIXED-         MORTGAGE      GOVERNMENT
                                             BOND          INCOME          INCOME        SECURITIES        MONEY
-------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                          0.53%          0.53%            0.38%           0.52%          0.08%
Distribution and Service (12b-1) Fees       0.25%          0.25%            0.25%           0.25%          0.25%
Other Expenses(5)                           0.57%          0.55%            0.50%           0.54%          0.63%(6,7)
                                         --------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.35%          1.33%            1.13%           1.31%          0.96%
-------------------------------------------------------------------------------------------------------------------------
                                                       INCOME &                  GROWTH &                  AGGRESSIVE
                                           INCOME       GROWTH      BALANCED      INCOME       GROWTH        GROWTH
ALLOCATION FUNDS                         ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION    ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
Management Fees(4)                          0.10%        0.10%        0.10%        0.10%        0.10%        0.10%
Distribution & Service (12b-1) Fees         0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses(8)                           0.44%        0.45%        0.38%        0.38%        0.37%        0.40%
                                         --------------------------------------------------------------------------------
Total Annual Fund Operating Expense         0.79%        0.80%        0.73%        0.73%        0.72%        0.75%
Fee Reimbursement                          (0.09)%      (0.10)%      (0.03)%      (0.03)%      (0.02)%      (0.05)%
                                         --------------------------------------------------------------------------------
Net Expenses                                0.70%        0.70%        0.70%        0.70%        0.70%        0.70%
-------------------------------------------------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 52. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT YEAR UNDER THEIR RESPECTIVE CONTRACTS.

--------------------------------------------------------------------------------
                                   accessor 34

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------


(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS A NON-DISTRIBUTION RELATED ADMINISTRATIVE SERVICES FEE OF UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.
(6) EFFECTIVE JULY 1, 2003, THE BOARD OF DIRECTORS OF ACCESSOR FUNDS TEMPORARILY SUSPENDED THE PAYMENT OF THE 0.25% ADMINISTRATIVE SERVICES FEE ON INVESTOR CLASS SHARES FOR THE U.S. GOVERNMENT MONEY FUND TO ASSIST THE U.S. GOVERNMENT MONEY FUND'S EFFORTS TO MAINTAIN A $1.00 NET ASSET VALUE PER SHARE. ANY SUCH SUSPENSION IS VOLUNTARY AND TEMPORARY AND MAY BE REVISED OR REINSTATED AT ANY TIME BY THE BOARD OF DIRECTORS WITHOUT NOTICE. THERE IS NO GUARANTEE THAT THE U.S. GOVERNMENT MONEY FUND WILL MAINTAIN A $1.00 NET ASSET VALUE PER SHARE. THE BOARD OF DIRECTORS EXPECTS TO CONTINUE THE SUSPENSION OF THE 0.25% FOR THE U.S. GOVERNMENT MONEY FUND DURING FISCAL YEAR 2004, IN WHICH CASE THE OTHER EXPENSES WOULD BE 0.38% AND TOTAL ANNUAL FUND OPERATING EXPENSES WOULD BE 0.71%.
(7) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.
(8) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE ALLOCATION FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.

--------------------------------------------------------------------------------

The table below provides a range of estimated average weighted expense ratios for Investor Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds . Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


----------------------------------------------------------------------------------------------------------------
ALLOCATION FUND                                          ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------
Income Allocation                 1.27% - 1.37%          Growth & Income Allocation         1.52% - 1.62%
Income & Growth Allocation        1.39% - 1.49%          Growth Allocation                  1.60% - 1.70%
Balanced Allocation               1.48% - 1.58%          Aggressive Growth  Allocation      1.65% - 1.75%
----------------------------------------------------------------------------------------------------------------

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------
                                            ONE YEAR         THREE YEARS        FIVE YEARS        TEN YEARS
----------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                                     $    140          $     435         $     753         $   1,652
Value                                           132                412               713             1,568
Small to Mid Cap                                172                533               918             1,998
International Equity                            184                569               980             2,127
High Yield Bond                                 137                428               739             1,624
Intermediate Fixed-Income                       135                421               729             1,601
Short-Intermediate Fixed-Income                 115                359               622             1,375
Mortgage Securities                             133                415               718             1,579
U.S. Government Money                            98                306               531             1,178
ALLOCATION FUNDS*
Income Allocation                          $    135          $     419         $     773         $   1,695
Income & Growth Allocation                      147                455               839             1,834
Balanced Allocation                             156                484               850             1,857
Growth & Income Allocation                      160                496               871             1,901
Growth Allocation                               168                520               906             1,974
Aggressive Growth Allocation                    172                535               947             2,059
----------------------------------------------------------------------------------------------------------------


*THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE AND THREE YEARS NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE FIVE YEARS AND TEN YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.
--------------------------------------------------------------------------------
                                   accessor 35

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|


The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.


The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
--------------------------------------|

The security types of the Underlying Funds are:

o DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially

--------------------------------------------------------------------------------
                                   accessor 36

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.


o    GOVERNMENT SPONSORED  ENTERPRISES (All Fixed-Income Funds except High Yield
Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.


o HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES (All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.
--------------------------------------------------------------------------------
                                   accessor 37

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                SHORT               U.S.
                                                         SMALL    INTER-    HIGH     INTER-    INTER-   MORTGAGE   GOVERN-
                                                        TO MID   NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                                  GROWTH   VALUE     CAP      EQUITY    BOND      FIXED     FIXED     ITIES     MONEY
---------------------------------------------------------------------------------------------------------------------------
Bond Market Volatility                  -         -        -          -        o         o        |)         o        ()
Company Risk                           |)        |)       |)         |)        o        |)        |)         -         -
Credit Risk                             -         -        -          -        o        |)        |)        ()        ()
Foreign Exposure                        -         -        -          o        -         -         -         -         -
Government Sponsored Enterprises        -         -        -          -        -        |)        |)         o         o
Inflation Risk                         ()        ()       ()         ()       |)         o         o         o         o
Issuer Risk                             -         -        -          -        o        |)        ()        ()        ()
Lower Rated Debt Securities             -         -        -          -        o        ()        ()         -         -
Portfolio Turnover                     ()         o       ()         |)        o        |)        ()         o         -
Prepayment Risk                         -         -        -          -       ()        ()        ()         o         -
Sector Risk                            |)        |)       |)         |)       |)        ()        ()         -         -
Smaller Company Risk                   ()        ()        o         |)        -         -         -         -         -
Stock Market Volatility                 o         o        o          o        -         -         -         -


--------------------------------------------------------------------------------
                        LEVEL OF RISK - ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                 GROWTH &                AGGRESSIVE
   RISK                              INCOME      GROWTH     BALANCED     INCOME        GROWTH      GROWTH
-------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)          |)          |)            |)          |)
Bond Market Volatility                  o           o          |)          |)            ()           -
Company Risk                           ()          ()          ()          ()            |)          |)
Credit Risk                            |)          |)          |)          ()            ()           -
Foreign Exposure                        -          ()          ()          |)            |)           o
Government Sponsored Enterprises        o          |)          |)          ()            ()           -
Inflation Risk                          o           o          |)          |)            ()          ()
Issuer Risk                            |)          |)          |)          ()            ()           -
Lower Rated Debt Securities            |)          |)          |)          |)            |)           -
Portfolio Turnover                     ()          ()          ()          ()            ()          ()
Prepayment Risk                        |)          ()          ()          ()            ()           -
Sector Risk                            ()          ()          ()          ()            |)          |)
Smaller Company Risk                    -          ()          ()          ()            |)          |)
Stock Market Volatility                 -          ()          |)          |)             o           o

--------------------------------------------------------------------------------
   KEY:       - n/a          ()  low          |) medium           o high
================================================================================

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


o BOND MARKET VOLATILITY. (All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact of a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.


o COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o    CREDIT  RISK.  (High  Yield  Bond  Fund,  Intermediate  Fixed-Income  Fund,
Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be

--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and
FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.




o INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk.

--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

o SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


o STOCK MARKET VOLATILITY. (All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.


o UNDERLYING FUND RISKS. (All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

Each Fund paid the following management fees in fiscal year 2003 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:


--------------------------------------------------------------------------------------------------------------
                                       TOTAL ANNUAL           ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES          TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF        (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)          DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2003       FOR FISCAL YEAR 2003      FOR FISCAL YEAR 2003
--------------------------------------------------------------------------------------------------------------
Growth                                      0.56%                     0.45%                     0.11%
Value                                       0.55                      0.45                      0.10
Small to Mid Cap                            0.96                      0.60                      0.36
International Equity                        0.92                      0.55                      0.37
High Yield Bond                             0.63                      0.36                      0.27
Intermediate Fixed-Income                   0.44                      0.33                      0.11
Short-Intermediate Fixed-Income             0.38                      0.33                      0.05
Mortgage Securities                         0.55                      0.36                      0.19
U.S. Government Money                       0.08                      0.08                      0.00
Allocation Funds                            0.10                      0.10                      0.00
--------------------------------------------------------------------------------------------------------------


MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.

--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER Enhanced Investments Technologies, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410


Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $14.3 billion in assets under management as of December 31, 2003.


No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


INTECH  earns a management   |--------------------------------------------------
fee  calculated  and  paid   |             AVERAGE
quarterly.  For the  first   |     ANNUALIZED PERFORMANCE
four   complete   calendar   |           DIFFERENTIAL              ANNUAL
quarters,  INTECH receives   |       VS. BENCHMARK INDEX        PERFORMANCE FEE
a fund  management  fee at   |--------------------------------------------------
the  annual  rate of 0.20%   |  Greater than or equal to 3.50%      0.47%
applied  to  the   average   |  Greater than or equal to 2.50%
daily  net  assets  of the   |    and less than 3.50%               0.35%
Fund.                        |  Greater than or equal to 1.50%
                             |    and less than 2.50%               0.25%
Commencing  with the fifth   |  Greater than or equal to 0.50%
complete  calendar quarter   |    and less than 1.50%               0.15%
of  management  by INTECH,   |  Greater than or equal to -1.00%
the Fund  will  pay INTECH   |    and less than 0.50%               0.10%
a "Performance  Fee" based   |  Less than -1.00%                    0.00%
on  the  schedule  to  the   ---------------------------------------------------
right as applied to the average daily net assets of the Fund for the period for which the performance is being measured.


From the fifth through the thirteenth complete calendar quarter of investment management, the Performance Fee will be paid based on the investment performance of the account for all complete calendar quarters, ending with the quarter just ended. From the fourteenth complete calendar quarter of investment management onwards, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

The Performance Fee rate will be based on the performance of the account less the performance of the S&P 500/BARRA Growth Index. The performance of the account will be growth in assets expressed as a percentage on a daily basis and linked together. The performance will add back shareholder redemptions and subtract shareholder purchases and will NOT include expenses beyond the control of the money manager including, but not limited to, custody fees, fund accounting fees and transfer agency fees, but WILL include expenses within the control of the money manager such as brokerage commissions. Distributions will be assumed to be re-invested in the account for performance calculation purposes. The Performance Fee rate will be adjusted every quarter end based on the performance differential at the end of that quarter.

Under the performance fee formula, INTECH will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 1.00%. Because the performance fee is based on the performance of the Growth Fund relative to its benchmark Index, INTECH may receive a performance fee even if the Growth Fund's and the Index's total returns are negative.

Prior to INTECH,  Chicago  Equity  Partners was the money  manager of the Growth
Fund. The former money manager managed the Fund from March 16, 2000 until February 29, 2004. Chicago Equity earned a management fee calculated and paid quarterly that consisted of a basic fee and a performance fee. This differs from the same fee structure that INTECH will earn once it has completed four complete calendar quarters.

--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
----------|


MONEY  MANAGER  Wellington   Management Company,  LLP, 75 State Street,  Boston,
MA 02109

Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $394 billion of assets under management as of December 31, 2003.

Doris Dwyer Chu is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Chu has been with Wellington Management since 1998. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.

Wellington Management earns a management fee that consists of a basic fee and a performance fee. The basic fee is equal to an annual rate of 0.10 % of the Value Fund's average daily net assets over the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/BARRA Value Index during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------------------
                                 AVERAGE
                         ANNUALIZED PERFORMANCE
                               DIFFERENTIAL                   ANNUAL              TOTAL
    BASIC FEE              VS. BENCHMARK INDEX            PERFORMANCE FEE      ANNUAL FEE
--------------------------------------------------------------------------------------------
     0.10%            Greater than or equal to 2.00%          0.22%               0.32%
                      Greater than or equal to 1.00%
                        and less than 2.00%                   0.20%               0.30%
                      Greater than or equal to 0.50%
                        and less than 1.00%                   0.15%               0.25%
                      Greater than or equal to 0.00%
                        and less than 0.50%                   0.10%               0.20%
                      Greater than or equal to -0.50%
                        and less than 0.00%                   0.05%               0.15%
                      Less than -0.50%                        0.00%               0.10%
--------------------------------------------------------------------------------------------


Continuing through the 13th calendar quarter (April 1, 2004) of Wellington Management's management of the Value Fund, the Performance Fee will be paid based on the investment performance of the account for all complete calendar quarters, ending with the quarter just ended. The Performance Fee will be applied to the average net assets over the period for which performance is being measured.


From the fourteenth complete calendar quarter of investment management (July 1, 2004) onwards, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, Wellington Management will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Because the performance fee is based on the performance of the Value Fund relative to its benchmark Index, Wellington Management may receive a performance fee even if the Value Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.

--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

MONEY MANAGER SSgA Funds Management, Inc., Two International Place, Boston, MA 02109


SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $92 billion in assets as of December 31, 2003.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, CFA and senior portfolio manager, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund. Mr. Thomas is a Principal of SSgA and a Portfolio Manager, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal |---------------------------------------------------
Reserve  Bank  of  Kansas   |           AVERAGE
City. Mr. Thomas has been   |   ANNUALIZED PERFORMANCE
working in the investment   |         DIFFERENTIAL                 ANNUAL
management   field  since   |     VS. BENCHMARK INDEX          PERFORMANCE FEE
1990.                       |---------------------------------------------------
                            | Greater than or equal to 3.00%       0.42%
Through the 13th calendar   | Greater than or equal to 2.00%
quarter (July 1, 2004) of   |   and less than 3.00%                0.35%
management  by SSgA,  the   | Greater than or equal to 1.00%
performance  fee  for any   |   and less than 2.00%                0.30%
quarter  depends  on  the   | Greater than or equal to 0.50%
percentage    amount   by   |   and less than 1.00%                0.25%
which  the  Small  to Mid   | Greater than or equal to 0.00%
Cap  Fund's   performance   |   and less than 0.50%                0.20%
exceeds,  or trails  that   | Greater than or equal to -0.50%
of  the   Wilshire   4500   |   and less than 0.00%                0.15%
Index during all complete   | Greater than or equal to -1.00%
calendar quarters, ending   |   and less than -0.50%               0.10%
with  the  quarter   just   | Greater than or equal to -1.50%
ended,   based   on   the   |   and less than -1.00%               0.05%
schedule  to the right as   | Less than -1.50%                     0.00%
applied  to  the  average   ----------------------------------------------------
daily net assets of the Fund, during the 12 quarters over which performance is being measured.


As of the 14th quarter (October 1, 2004) of SSgA's management of the Small to Mid Cap Fund, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, SSgA will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Because the performance fee is based on the performance of the Small to Mid Cap Fund relative to its benchmark Index, SSgA may receive a performance fee even if the Small to Mid Cap Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 3.00% or more, the Money Manager will receive 0.42% as its total fee. If the Fund underperforms the benchmark by less than -1.50%, the Money Manager will receive 0.00% as its total fee.



















--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER   J.P.  Morgan  Fleming  Asset  Management (London) Ltd., Finsbury
                Dials, 20 Finsbury London, England  EC2Y9AQ


Founded in 1960, JPMorgan Fleming has managed the Fund since January 7, 2002. JPMorgan Fleming and its affiliates have approximately $559 billion of assets under management as of December 31, 2003.

Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BSc (Hons) Business Administration from University of Bath. Mr. Harrison is a managing director and head of the Global Portfolios Group, based in London, responsible for multi-market investment. An employee since 1996, Mr. Harrison was previously head of UK specialist funds. Prior to joining JPMorgan Fleming, he spent five years as a portfolio manager at Newton Investment Management responsible for balanced and specialist briefs.

Mr. Fisher has a BA (Hons) Latin from Reading University. Mr. Fisher is a managing director and senior portfolio manager in the Global Portfolios Group, based in London, with responsibility for EAFE Plus funds. An employee since 1985, Mr. Fisher was previously based in Hong Kong as a portfolio manager in the Global Group responsible for European markets and prior to this, a portfolio manager investing in the UK. Mr. Fisher joined JPMorgan Fleming in 1985 as a trainee portfolio manager.

JPMorgan Fleming earns a management fee calculated and paid quarterly that consists of a basic fee and a performance fee. The basic fee will be equal to an annualized rate of 0.20% of the Fund's average daily net assets during the period for which performance is being measured up to a maximum of $400,000 annualized.

The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds, or trails that of the MSCI EAFE+EM Index during the applicable measurement period based on the following schedule as applied to the average daily net assets of the Fund during the period for which performance is being measured:


-------------------------------------------------------------------------------------------------------------------------
                      PORTFOLIO                                AVERAGE
        BASIC        MANAGEMENT        BASIC FEE       ANNUALIZED PERFORMANCE
         FEE             FEE           (STARTING             DIFFERENTIAL                    ANNUAL             TOTAL
      (THROUGH JUNE 30, 2003)       JULY 1, 2003)*       VS. BENCHMARK INDEX             PERFORMANCE FEE    ANNUAL FEE**
-------------------------------------------------------------------------------------------------------------------------
       0.20%            0.20%            0.20%       Greater than or equal to 4.00%          0.40%             0.60%
                                                     Greater than or equal to 2.00%
                                                       and less than 4.00%                   0.30%             0.50%
                                                     Greater than or equal to 0.00%
                                                       and less than 2.00%                   0.20%             0.40%
                                                     Greater than or equal to -2.00%
                                                       and less than 0.00%                   0.10%             0.30%
                                                     Less than -2.00%                        0.00%             0.20%
                                 ----------------------------------------------------------------------------------------
                                    *UP TO A MAXIMUM OF $400,000 ANNUALIZED.
                                    **ASSUMES MONEY MANAGER HAS NOT REACHED MAXIMUM OF $400,000.
-------------------------------------------------------------------------------------------------------------------------

During the period through the 13th calendar quarter (April 1, 2005) of JPMorgan Fleming's management of the International Equity Fund, the applicable measurement period will be all complete calendar quarters, ending with the quarter just ended since the commencement of its management of the International Equity Fund.

As of the 14th quarter (July 1, 2005) of JP Morgan Fleming's management of the International Equity Fund, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, JPMorgan Fleming will receive a performance fee if the International Equity Fund's performance either exceeds or trails the MSCI EAFE+EM Index by no more than 2.00%. Because the performance fee is based on the performance of the International Equity Fund relative to its benchmark Index, JPMorgan Fleming may receive a performance fee even if the International Equity Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 4.00% or more, the Money Manager may receive up to 0.60% as its total fee. If the Fund underperforms the benchmark by less than -2.00%, the Money Manager may receive up to 0.20% as its total fee.

--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY MANAGER   Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                Suite 900, Los Angeles, California   90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.4 billion of assets under management as of December 31, 2003.


FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the reestablished FMA.


FMA earns a management fee that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Fund's performance exceeds or trails that of its benchmark index, the Lehman Brothers U.S. Corporate High Yield Index, during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                         AVERAGE
                 ANNUALIZED PERFORMANCE
                       DIFFERENTIAL                 ANNUAL            TOTAL
 BASIC FEE         VS. BENCHMARK INDEX          PERFORMANCE FEE    ANNUAL FEE
--------------------------------------------------------------------------------
  0.07%       Greater than 2.00%                     0.22%           0.29%
              Greater than 1.50% and
                less than or equal to 2.00%          0.20%           0.27%
              Greater than 1.00% and
                less than or equal to 1.50%          0.16%           0.23%
              Greater than 0.50% and
                less than or equal to 1.00%          0.12%           0.19%
              Greater than -0.50% and
                less than or equal to 0.50%          0.08%           0.15%
              Greater than -1.00% and
                less than or equal to -0.50%         0.04%           0.11%
              Less than or equal to -1.00%           0.00%           0.07%
--------------------------------------------------------------------------------

The applicable measurement period of FMA's management of the High Yield Bond Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, FMA will receive a performance fee if the High Yield Bond Fund's performance either exceeds the Lehman Brothers U.S. Corporate High Yield Index or trails the Lehman Brothers U.S. Corporate High Yield Index by no more than 1.00%. Because the performance fee is based on the performance of the High Yield Bond Fund relative to its benchmark Index, FMA may receive a performance fee even if the High Yield Bond Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.29% as its total fee. If the Fund underperforms the benchmark by less than -1.00%, the Money Manager will receive 0.07% as its total fee.





--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER    Cypress Asset Management, 26607 Carmel Center Place, Suite 101,
                 Carmel, CA 93923


Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $535 million in assets under management as of December 31, 2003.


Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.


Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annualized rate of 0.05% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds that of its respective Benchmark Index, the Lehman Brothers Government/Credit Index (Intermediate Fixed-Income) and the Lehman
Brothers Government/Credit 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------------------------
                          AVERAGE
                  ANNUALIZED PERFORMANCE
                        DIFFERENTIAL                          ANNUAL                  TOTAL
    BASIC FEE       VS. BENCHMARK INDEX                   PERFORMANCE FEE          ANNUAL FEE
--------------------------------------------------------------------------------------------------
     0.05%      Greater than 0.70%                     0.15%                        0.20%
                Greater than 0.50% and
                  less than or equal to 0.70%          0.05% plus 1/2 (P-0.50%)*    up to 0.20%
                Greater than or equal to 0.35%
                  and less than or equal to 0.50%      0.05%                        0.10%
                Less than 0.35%                        0.00%                        0.05%
--------------------------------------------------------------------------------------------------

*P = PERFORMANCE. EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%, THE FEE WOULD BE
CALCULATED AS [0.05% BASIC FEE + 0.05% PERFORMANCE FEE + {(0.60% - 0.50%)/2}] = 0.15%
--------------------------------------------------------------------------------------------------

The applicable measurement period of Cypress' management of each Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance equals or exceeds the Lehman Brothers Government/Credit Index or the Lehman Brother Government/Credit 1-5 Year Index, respectively, by at least 0.35%. Because the performance fee is based on the performance of the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund relative to their respective benchmark Index, Cypress may receive a performance fee even if a Fund's and the Index's total returns are negative. For example if the Fund outperforms the benchmark by 0.70% or more, the Money Manager will receive 0.20% as its total fee. If the Fund underperforms the benchmark by less than 0.35%, the Money Manager will receive 0.05% as its total fee.

--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock Financial Management, Inc., 345 Park Avenue, New York,
                NY 10154


BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $309 billion in assets under management as of December 31, 2003.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.


BlackRock earns a management fee from the Fund that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                       AVERAGE
                ANNUALIZED PERFORMANCE
                     DIFFERENTIAL                    ANNUAL            TOTAL
  BASIC FEE      VS. BENCHMARK INDEX             PERFORMANCE FEE     ANNUAL FEE
--------------------------------------------------------------------------------
   0.07%     Greater than or equal to 2.00%           0.18%            0.25%
             Greater than or equal to 0.50%
               and less than 2.00%                    0.16%            0.23%
             Greater than or equal to 0.25%
               and less than <0.50%                   0.12%            0.19%
             Greater than or equal to -0.25%
               and less than <0.25%                   0.08%            0.15%
             Greater than or equal to -0.50%
               and less than <-0.25%                  0.04%            0.11%
             Less than -0.50%                         0.00%            0.07%
--------------------------------------------------------------------------------

The applicable measurement period of BlackRock's management of the Mortgage Securities Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds the Lehman Brothers Mortgage-Backed Securities Index, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Because the performance fee is based on the performance of the Mortgage Securities Fund relative to its benchmark Index, BlackRock may receive a performance fee even if the Mortgage Securities Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.25% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.07% as its total fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.1 billion in assets under management as of December 31, 2003.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

================================================================================
                                   accessor 49

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|


o FINANCIAL INTERMEDIARIES. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.


o DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.


--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not  be
---------------|                           |purchased  on days  when the NYSE is
                                           |closed for trading:  New Year's Day,
Not all Accessor Funds may be offered in |Martin Luther King, Jr. Day, your state of residence. Contact your |Presidents Day, Good Friday, financial intermediary or the Transfer |Memorial Day, Independence Day, Agent to ensure that the Fund you want |Labor Day, Thanksgiving Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 -------------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must


--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.


o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.


o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
------------------------------------------------------------------

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 51

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                           INVESTMENT MINIMUMS
-------------------------------------------------------------------------------------------------------
              REGULAR ACCOUNTS                        |              RETIREMENT ACCOUNTS
------------------------------------------------------|------------------------------------------------
INITIAL INVESTMENT                                    |  INITIAL INVESTMENT
  One Fund only:   $5,000                             |    Traditional IRA/Roth IRA/  $2,000 aggregated
  Multiple Funds:  $10,000 aggregated among the Funds |    SIMPLE/Coverdell:            among the Funds
------------------------------------------------------|------------------------------------------------
ADDITIONAL INVESTMENT(S)                              |  ADDITIONAL INVESTMENT(S)
  One Fund only:   $1,000                             |    Traditional IRA/Roth IRA/  $2,000 aggregated
  Multiple Funds:  $2,000 aggregated among the Funds  |    SIMPLE/Coverdell:            among the Funds
-------------------------------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT
THE MANAGEMENT OF THE FUNDS.
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICING |
---------------

Investors purchase Investor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund and the Allocation Funds, which normally calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check NAV on the Accessor website (www.accessor.com)

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE |
--------------------------------
You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.


--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING |
--------------------------------
Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you
(i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.


Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as

--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program, withdrawals made pursuant to the systematic withdrawal program and portfolio rebalancing. The Fund cannot ensure that it will be able to identify all cases of market timing and excessive trading although it believes it has adequate procedures in place to attempt to do so.


--------------------------------------------------------------------------------
FOR MORE INFORMATION |
---------------------
For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Investor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS |
---------------------------------
Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o    BY MAIL.  Share exchange instructions may be mailed to:
                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES |
-------------------------------------------
You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.
--------------------------------------------------------------------------------
                                   accessor 53

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day |------------------------------------
Settlement",  the  shareholder  will  be   |Redemption  requests for shares that
entitled to receive redemption  proceeds   |were  purchased  by  check  will  be
by  wire  on  the  same  day.   Requests   |honored  at the next NAV  calculated
received  "in good order" must  include:   |after  receipt  of  the   redemption
account name, account number, dollar or |request. However, redemption share amount of transaction, Fund(s) and |proceeds will not be transmitted allocation of investment, and signature |until the check used for the of authorized signer. Shareholders of |investment has cleared (up to 15 the U.S. Government Money Fund who elect |days after a deposit). The Transfer this option should be aware that their |Agent may charge a $10.00 processing
account  will not be  credited  with the   |fee for each redemption check.
daily dividend on that day.  Shares will   -------------------------------------
be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Marketing Timing/Excessive Trading Policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:


o    BY MAIL. Redemption requests may be mailed to:
                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o    BY FAX. Redemption requests may be faxed to Accessor Capital at
     (206) 224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.


In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption


--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES |
---------------------
A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownershio to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Investor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.
--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------
The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.


Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.


An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------
A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals

--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------
and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INVESTOR CLASS SHARES.

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and distribution-related activities and/or providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually. Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

o ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fee will not exceed 0.25% annually.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares that will be allocated under the Accessor Funds' Distribution and Service Plan or any non-distribution related amounts for the Investor Class Shares that will be allocated under the Accessor Funds' Administrative Services Plan.

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------
Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.

--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND |
-------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                         2003          2002        2001        2000        1999
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 16.84       $ 22.29     $ 26.45     $ 34.82     $ 28.82

 Net investment income (loss)1                0.005         (0.03)      (0.10)      (0.26)      (0.16)
 Net realized and unrealized gain (loss)
  on investments                               3.58         (5.42)      (4.06)      (8.09)       7.41
                                            ----------------------------------------------------------
Total from investment operations               3.58         (5.45)      (4.16)      (8.35)       7.25

 Distributions from net investment income     (0.00)(4)       -           -           -           -
 Distributions from capital gains               -             -           -         (0.02)      (1.24)
 Distributions in excess of capital gains       -             -           -           -         (0.01)
                                            ----------------------------------------------------------
Total distributions                           (0.00)(4)       -           -         (0.02)      (1.25)
                                            ----------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $ 20.42       $ 16.84     $ 22.29     $ 26.45     $ 34.82
======================================================================================================

TOTAL RETURN(2)                               21.28%       (24.45)%    (15.73)%    (23.99)%     25.23%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $ 3,319       $ 4,498     $30,830     $29,801     $44,479
 Ratio of expenses to average net assets3      1.32%         1.25%       1.34%       1.38%       1.47%
 Ratio of net investment income (loss) to
  average net assets                           0.00%        (0.13)%     (0.43)%     (0.78)%     (0.71)%
Portfolio turnover rate                       76.58%        66.00%      75.89%      89.32%      96.55%
------------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.
(4)  Less than ($.005) per share.

================================================================================
                                   accessor 58

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND |
------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                   FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                         2003        2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 13.64     $ 17.88     $ 20.61     $ 20.70     $ 21.04

 Net investment income (loss)(1)               0.09        0.07        0.06        0.15        0.07
 Net realized and unrealized gain (loss)
  on investments                               3.96       (4.22)      (2.05)       0.21        1.25
                                            -------------------------------------------------------
Total from investment operations               4.05       (4.15)      (1.99)       0.36        1.32

 Distributions from net investment income     (0.12)      (0.09)      (0.07)      (0.15)      (0.07)
 Distributions from capital gains               -           -         (0.50)      (0.30)      (1.59)
 Distributions in excess of capital gains       -           -         (0.17)        -           -
                                            -------------------------------------------------------
Total distributions                           (0.12)      (0.09)      (0.74)      (0.45)      (1.66)
                                            -------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $ 17.57     $ 13.64     $ 17.88     $ 20.61     $ 20.70
===================================================================================================

TOTAL RETURN(2)                               29.92%     (23.20)%     (9.94)%      1.88%       6.35%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $ 2,545     $ 2,740     $27,157     $23,494     $26,267
 Ratio of expenses to average net assets(3)    1.31%       1.35%       1.40%       1.29%       1.47%
 Ratio of net investment income to
  average net assets                           0.60%       0.46%       0.34%       0.75%       0.36%
Portfolio turnover rate                      118.86%     117.49%     173.17%     139.61%     167.70%
---------------------------------------------------------------------------------------------------


(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                   accessor 59

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND |
-----------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 14.28     $ 16.80     $ 19.67     $ 27.16     $ 23.47

 Net investment income (loss)(1)                (0.04)      (0.08)      (0.07)      (0.22)      (0.12)
 Net realized and unrealized gain (loss)
  on investments                                 6.22       (2.44)      (2.80)      (4.48)       6.31
                                              -------------------------------------------------------
Total from investment operations                 6.18       (2.52)      (2.87)      (4.70)       6.19

 Distributions from net investment income         -           -           -           -           -
 Distributions from capital gains                 -           -           -         (2.35)      (2.50)
 Distribution in excess of net
  investment income                               -           -           -           -           -
 Distributions in excess of capital gains         -           -           -         (0.44)        -
                                              -------------------------------------------------------
Total distributions                               -           -           -         (2.79)      (2.50)
                                              -------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 20.46     $ 14.28     $ 16.80     $ 19.67     $ 27.16
=====================================================================================================

TOTAL RETURN(2)                                 43.28%     (15.00)%    (14.59)%    (18.60)%     26.60%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 3,148     $ 3,157     $26,518     $29,934     $47,398
 Ratio of expenses to average net assets(3)      1.72%       1.52%       1.56%       1.72%       1.75%
 Ratio of net investment loss to
  average net assets                            (0.26)%     (0.53)%     (0.44)%     (0.89)%     (0.97)%
Portfolio turnover rate                         47.88%      44.59%      65.21%     141.73%     133.14%
------------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                   accessor 60

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND |
---------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                    FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003       2002        2001        2000        1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.43    $ 11.11     $ 14.85     $ 21.33     $ 16.85

 Net investment income (loss)(1)                 0.08       0.02       (0.04)      (0.09)      (0.08)
 Net realized and unrealized gain (loss)
  on investments                                 3.10      (1.70)      (3.70)      (5.01)       8.13
                                              ------------------------------------------------------
Total from investment operations                 3.18      (1.68)      (3.74)      (5.10)       8.05

 Distributions from net investment income         -          -           -           -           -
 Distributions from capital gains                 -          -           -         (1.36)      (3.57)
 Distributions in excess of capital gains         -          -           -         (0.02)        -
                                              ------------------------------------------------------
Total distributions                               -          -           -         (1.38)      (3.57)
                                              ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.61    $  9.43     $ 11.11     $ 14.85     $ 21.33
====================================================================================================

TOTAL RETURN(2)                                 33.72%    (15.12)%    (25.19)%    (24.92)%     48.23%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 1,272    $ 1,444     $25,190     $26,116     $38,647
 Ratio of expenses to average net assets(3)      1.83%      1.96%       1.96%       1.92%       1.87%
 Ratio of net investment income (loss) to
  average net assets                             0.76%      0.22%      (0.33)%     (0.51)%     (0.46)%
Portfolio turnover rate                         21.84%    107.71%     147.08%     166.49%     251.23%
----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                   accessor 61

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND |
----------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                FOR FISCAL YEAR              FOR PERIOD
FOR A SHARE OUTSTANDING                                ENDED 12/31               ENDED 12/31
THROUGHOUT THE PERIOD                           2003       2002        2001        2000(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.86     $ 10.61     $ 11.10     $ 12.00

 Net investment income (loss)(1)                 0.83        0.84        1.00        0.70
 Net realized and unrealized gain (loss)
  on investments                                 1.40       (0.75)      (0.48)      (0.97)
                                              -----------------------------------------------
Total from investment operations                 2.23        0.09        0.52       (0.27)

 Distributions from net investment income       (0.91)      (0.84)      (1.01)      (0.63)
 Distributions from capital gains                 -           -           -           -
                                              -----------------------------------------------
Total distributions                             (0.91)      (0.84)      (1.01)      (0.63)
                                              -----------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 11.18     $  9.86     $ 10.61     $ 11.10
=============================================================================================

TOTAL RETURN(2)                                 23.60%       1.02%       4.66%      (2.30)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $   276     $ 1,157     $ 9,653     $ 9,600
 Ratio of expenses to average net assets(4)      1.44%       1.44%       1.42%       1.36%*
 Ratio of net investment income to
  average net assets                             8.51%       8.12%       8.93%       8.92%*
Portfolio turnover rate                        154.85%     108.29%      37.07%      11.92%
---------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on May 1, 2000.
(4) The effect of any custody credits on this ratio is less than 0.01%. *Annualized.

================================================================================
                                   accessor 62

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND |
--------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.45     $ 11.89     $ 11.67     $ 11.30     $ 12.47

 Net investment income (loss)(1)                 0.50        0.58        0.62        0.68        0.63
 Net realized and unrealized gain (loss)
  on investments                                 0.04        0.71        0.23        0.37       (1.12)
                                              --------------------------------------------------------
Total from investment operations                 0.54        1.29        0.85        1.05       (0.49)

 Distributions from net investment income       (0.50)      (0.58)      (0.63)      (0.68)      (0.63)
 Distributions from capital gains               (0.36)      (0.15)       0.00        0.00       (0.05)
                                              --------------------------------------------------------
Total distributions                             (0.86)      (0.73)      (0.63)      (0.68)      (0.68)
                                              --------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.13     $ 12.45     $ 11.89     $ 11.67     $ 11.30
======================================================================================================

TOTAL RETURN(2)                                  4.41%      11.15%       7.46%       9.64%      (4.05)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 6,745     $ 7,575     $ 8,690     $ 8,826     $10,907
 Ratio of expenses to average net assets(3)      1.24%       1.16%       1.15%       1.16%       1.18%
 Ratio of net investment income to
  average net assets                             3.96%       4.77%       5.22%       5.96%       5.39%
Portfolio turnover rate                        105.58%      93.56%      61.25%      42.88%      60.40%
-----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                   accessor 63

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND |
--------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                          FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.34     $ 12.11     $ 11.98     $ 11.83     $ 12.33

 Net investment income (loss)(1)                 0.39        0.50        0.58        0.65        0.58
 Net realized and unrealized gain (loss)
  on investments                                (0.18)       0.23        0.15        0.15       (0.49)
                                              --------------------------------------------------------
Total from investment operations                 0.21        0.73        0.73        0.80        0.09

 Distributions from net investment income       (0.37)      (0.50)      (0.60)      (0.65)      (0.58)
 Distributions from capital gains                 -           -           -           -         (0.01)
                                              --------------------------------------------------------
Total distributions                             (0.37)      (0.50)      (0.60)      (0.65)      (0.59)
                                              --------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.18     $ 12.34     $ 12.11     $ 11.98     $ 11.83
======================================================================================================

TOTAL RETURN(2)                                  1.74%       6.21%       6.15%       7.04%       0.70%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 6,968     $ 7,453     $ 7,754     $ 7,982     $10,439
 Ratio of expenses to average net assets(3)      1.11%       1.12%       1.18%       1.16%       1.20%
 Ratio of net investment income to
  average net assets                             3.15%       4.13%       4.77%       5.49%       4.82%
Portfolio turnover rate                         86.10%      50.96%      83.37%      54.48%      45.89%
-----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                   accessor 64

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND |
--------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                           2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 13.05     $ 12.69     $ 12.52     $ 11.98     $ 12.59

 Net investment income (loss)(1)                 0.32        0.61        0.65        0.68        0.66
 Net realized and unrealized gain (loss)
  on investments                                (0.09)       0.33        0.22        0.54       (0.58)
                                              --------------------------------------------------------
Total from investment operations                 0.23        0.94        0.87        1.22        0.08

 Distributions from net investment income       (0.34)      (0.52)      (0.64)      (0.68)      (0.66)
 Distributions from capital gains               (0.25)      (0.06)      (0.06)        -         (0.03)
                                              --------------------------------------------------------
Total distributions                             (0.59)      (0.58)      (0.70)      (0.68)      (0.69)
                                              --------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                $ 12.69     $ 13.05     $ 12.69     $ 12.52     $ 11.98
=======================================================================================================

TOTAL RETURN(2)                                  1.80%       7.57%       7.14%      10.58%       0.69%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 1,362     $ 2,137     $17,481     $18,531     $26,802
 Ratio of expenses to average net assets(3)      1.32%       1.31%       1.37%       1.37%       1.39%
 Ratio of net investment income
  to average net assets                          2.45%       4.54%       5.12%       5.63%       5.41%
Portfolio turnover rate                        425.28%     294.60%     228.07%     263.34%     273.95%
-----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                   accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND |
----------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES
FOR A SHARE OUTSTANDING                                  FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                         2003       2002        2001        2000       1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  1.00    $  1.00     $  1.00     $  1.00     $  1.00

 Net investment income(1)                      0.00(3)    0.01        0.03        0.05        0.04
 Distributions from net investment income     (0.00)(3)  (0.01)      (0.03)      (0.05)      (0.04)
                                            -------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  1.00    $  1.00     $  1.00     $  1.00     $  1.00
===================================================================================================

TOTAL RETURN(2)                                0.35%      0.94%       3.30%       5.47%       4.20%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $15,832    $20,228     $ 9,651     $ 7,746     $ 8,034
 Ratio of expenses to average net assets(4)    0.85%      0.97%       0.94%       0.95%       0.98%
 Ratio of net investment income to
  average net assets                           0.35%      0.88%       3.20%       5.35%       4.16%
---------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Less than ($0.005) per share.
(4)  The effect of any custody credits on this ratio is less than 0.01%.

================================================================================
                                   accessor 66

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND |
------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR            FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31           ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 15.19     $ 15.09     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.46        0.63        0.75         -
 Net realized and unrealized gain (loss)
  on investments                                    0.16        0.13        0.06         -
                                                 ----------------------------------------------
Total from investment operations                    0.62        0.76        0.81         -

 Distributions from net investment income          (0.45)      (0.62)      (0.72)        -
 Distributions from capital gains                  (0.07)      (0.03)      (0.00)        -
 Distributions in excess of capital gains            -           -           -           -
 Distributions from return of capital                -         (0.01)        -           -
                                                 ----------------------------------------------
Total distributions                                (0.52)      (0.66)      (0.72)        -
                                                 ----------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 15.29     $ 15.19     $ 15.09     $ 15.00
===============================================================================================

TOTAL RETURN(2)                                     4.17%       5.16%       5.49%       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 3,015     $ 2,840     $ 1,596     $   454
 Ratio of gross expenses to average net assets      0.79%       0.74%       1.67%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                2.78%       4.05%       3.84%      (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                                2.96%       4.18%       4.92%      (0.60)%*
Portfolio turnover rate                            52.48%      50.44%      38.76%       0.00%
-----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized

================================================================================
                                   accessor 67

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND |
---------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR          FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31         ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001      2000(3)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.48     $ 14.32     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.33        0.41        0.54         -
 Net realized and unrealized gain (loss)
  on investments                                    1.40       (0.82)      (0.70)        -
                                                 --------------------------------------------
Total from investment operations                    1.73       (0.41)      (0.16)        -

 Distributions from net investment income          (0.32)      (0.40)      (0.49)        -
 Distributions from capital gains                  (0.06)      (0.03)      (0.03)        -
 Distributions in excess of capital gains            -           -           -           -
                                                 --------------------------------------------
Total distributions                                (0.38)      (0.43)      (0.52)        -
                                                 --------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 14.83     $ 13.48     $ 14.32     $ 15.00
==============================================================================================

TOTAL RETURN(2)                                    13.00%      (2.92)%     (1.04)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 3,818     $ 3,473     $ 3,808     $ 2,306
 Ratio of gross expenses to average net assets      0.80%       0.78%       1.26%       0.60%
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                2.15%       2.82%       3.01%      (0.60)%*
 Ratio of net investment income (loss)
  to average net assets                             2.35%       3.00%       3.67%      (0.60)%*
Portfolio turnover rate                            26.08%      24.38%      22.19%       0.00%
---------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized

================================================================================
                                  accessor 68

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND |
--------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR           FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31          ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 12.38     $ 13.85     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.26        0.30        0.39         -
 Net realized and unrealized gain (loss)
  on investments                                    2.05       (1.46)      (1.16)        -
                                                 ---------------------------------------------
Total from investment operations                    2.31       (1.16)      (0.77)        -

 Distributions from net investment income          (0.27)      (0.29)      (0.33)        -
 Distributions from capital gains                  (0.03)      (0.02)      (0.05)        -
 Distributions in excess of capital gains            -           -          0.00         -
                                                 ---------------------------------------------
Total distributions                                (0.30)      (0.31)      (0.38)        -
                                                 ---------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 14.39     $ 12.38     $ 13.85     $ 15.00
==============================================================================================

TOTAL RETURN(2)                                    18.86%      (8.40)      (5.07)       0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 6,994     $ 6,492     $ 6,536     $ 4,984
 Ratio of gross expenses to average net assets      0.73%       0.73%       0.90%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                    1.83%       2.21%       2.48%      (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                                1.96%       2.34%       2.78%      (0.60)%*
Portfolio turnover rate                            19.58%      21.72%      15.60%       0.00%
----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized

================================================================================
                                   accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND |
---------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR            FOR PERIOD
FOR A SHARE OUTSTANDING                                  YEAR ENDED 12/31           ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 11.86     $ 13.65     $ 15.02     $ 15.00

 Net investment income (loss)(1)                    0.21        0.25        0.33         -
 Net realized and unrealized gain (loss)
  on investments                                    2.31       (1.78)      (1.42)       0.02
                                                 -----------------------------------------------
Total from investment operations                    2.52       (1.53)      (1.09)       0.02

 Distributions from net investment income          (0.21)      (0.25)      (0.25)        -
 Distributions from capital gains                  (0.03)      (0.01)      (0.03)        -
 Distributions in excess of capital gains            -           -           -           -
                                                 -----------------------------------------------
Total distributions                                (0.24)      (0.26)      (0.28)        -
                                                 -----------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 14.14     $ 11.86     $ 13.65     $ 15.02
================================================================================================

TOTAL RETURN(2)                                    21.41%     (11.29)%     (7.27)%     13.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 3,818     $ 3,081     $ 2,026     $    87
 Ratio of gross expenses to average net assets      0.73%       0.74%       0.94%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                1.56%       1.85%       2.07%      (0.60)%*
 Ratio of net investment income to
  average net assets                                1.69%       1.99%       2.41%      (0.60)%*
Portfolio turnover rate                            19.56%      32.07%       6.44%       0.00%
------------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized

================================================================================
                                   accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND |
------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     FOR FISCAL YEAR            FOR PERIOD
FOR A SHARE OUTSTANDING                                 YEAR ENDED 12/31            ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001       2000(3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.80     $ 13.00     $ 15.00     $ 15.00

 Net investment income (loss)(1)                    0.14        0.13        0.16         -
 Net realized and unrealized gain (loss)
  on investments                                    2.82       (2.21)      (1.98)        -
                                                 ----------------------------------------------
Total from investment operations                    2.96       (2.08)      (1.82)        -

 Distributions from net investment income          (0.14)      (0.13)      (0.14)        -
 Distributions from capital gains                    -           -         (0.04)        -
 Distributions in excess of capital gains            -           -           -           -
                                                 ----------------------------------------------
Total distributions                                (0.14)      (0.13)      (0.18)        -
                                                 ----------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 13.62     $ 10.80     $ 13.00     $ 15.00
===============================================================================================

TOTAL RETURN(2)                                    27.59%     (15.91)%    (12.13)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 8,049     $ 7,080     $ 8,441     $ 7,463
 Ratio of gross expenses to average net assets      0.72%       0.72%       0.82%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by
  the advisor) to average net assets                1.09%       0.99%       1.02%      (0.60)%*
 Ratio of net investment income (loss) to
  average net assets                                1.21%       1.10%       1.24%      (0.60)%*
Portfolio turnover rate                            16.85%       9.59%      14.93%       0.00%
-----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized

================================================================================
                                   accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND |
-----------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                      FOR FISCAL YEAR          FOR PERIOD
FOR A SHARE OUTSTANDING                                   YEAR ENDED 12/31         ENDED 12/31
THROUGHOUT THE PERIOD                              2003        2002        2001      2000(3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  9.95     $ 12.51     $ 14.99     $ 15.00

 Net investment income (loss)(1)                   (0.01)      (0.02)      (0.04)        -
 Net realized and unrealized gain (loss)
  on investments                                    3.00       (2.53)      (2.37)      (0.01)
                                                 ---------------------------------------------
Total from investment operations                    2.99       (2.55)      (2.41)      (0.01)

 Distributions from net investment income            -           -           -           -
 Distributions from capital gains                    -         (0.01)      (0.04)        -
 Distributions in excess of capital gains            -           -         (0.03)        -
                                                 ---------------------------------------------
Total distributions                                  -         (0.01)      (0.07)        -
                                                 ---------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $ 12.94     $  9.95     $ 12.51     $ 14.99
==============================================================================================

TOTAL RETURN(2)                                    30.15%     (20.41)%    (16.09)%     (0.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 8,059     $ 6,504     $ 8,476     $ 7,159
 Ratio of gross expenses to average net assets      0.75%       0.73%       0.89%       0.60%*
 Ratio of net expenses to average net assets        0.60%       0.60%       0.60%       0.60%*
 Ratio of net investment income (loss)
  (excluding expenses paid directly by the
  advisor) to average net assets                   (0.22)%     (0.34)%     (0.58)%     (0.60)%*
 Ratio of net investment loss to average
  net assets                                       (0.07)%     (0.21)%     (0.29)%     (0.60)%*
Portfolio turnover rate                             7.27%       8.11%      30.99%       0.00%
----------------------------------------------------------------------------------------------

(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Fund commenced operations on December 27, 2000.
* Annualized

================================================================================
                                   accessor 72

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX* |
------------------------------

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.


Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.
--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX -- S&P 500/BARRA VALUE INDEX |
---------------------------------------------------------
BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.


As of December 31, 2003, there were 162 companies in the Growth Index and 338 companies in the Value Index.

--------------------------------------------------------------------------------
                                  accessor 73

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX* |
----------------------
While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 17% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7000 capitalization weighted security returns are used to adjust the Wilshire
5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to 1.0 on December 31, 1970.
--------------------------------------------------------------------------------
*"WILSHIRE 4500" AND "WILSHIRE 5000" ARE REGISTERED TRADEMARKS OF WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX* |
-------------------------------------------------------

The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 48 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.


The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.


MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


As of December 31, 2003, the MSCI + EM Index consisted of 1565 companies traded on stock markets in 48 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.20%, Belgium 0.94%, Denmark 0.68%, Finland 1.50%, France 8.69%, Germany 6.47%, Greece 0.41%, Hong Kong 1.86%, Ireland 0.66%, Italy 3.48%, Japan 19.22%, Luxembourg 0.09%, Netherlands 4.78%, New Zealand 0.21%, Norway 0.43%, Portugal 0.32%, Singapore 0.74%, Spain 3.31%, Sweden 2.40%, Switzerland 6.64%, United Kingdom 23.67%.

Emerging Markets: Argentina 0.04%, Brazil 0.93%, Chile 0.21%, China 0.37%, Colombia 0.01%, Czech Republic 0.05%, Egypt 0.00%, Hungary 0.10%, India 0.57%, Indonesia 0.15%, Israel 0.33%, Jordan 0.02%, Malaysia 0.46%, Mexico 0.65%,
Morocco 0.00%, Pakistan 0.02%, Peru 0.06%, Philippines 0.05%, Poland 0.13%, Russia 0.48%, South Africa 0.94%, South Korea 1.84%, Taiwan 1.23%, Thailand 0.32%, Turkey 0.17%, Venezuela 0.01%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may

--------------------------------------------------------------------------------
                                   accessor 74

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2003, the value of the MSCI EAFE + EM Index was 234.513.
--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.

--------------------------------------------------------------------------------
LEHMAN BROTHERS*                 |
GOVERNMENT/CREDIT INDEX          |
GOVERNMENT/CREDIT 1-5 YEAR INDEX |
U.S. CORPORATE HIGH YIELD INDEX  |
MORTGAGE-BACKED SECURITIES INDEX |
----------------------------------
The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).
--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
                                   accessor 75

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

         ACCESSOR CAPITAL MANAGEMENT LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com
                    ----------------

         SECURITIES AND EXCHANGE COMMISSION
         Washington, DC  20549-0102
         Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
         e-mail:  publicinfo@sec.gov
         web site:  www.sec.gov
                    -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.
                                 -----------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 76

--------------------------------------------------------------------------------

                   ACCESSOR FUNDS, INC. * A & C CLASS SHARES
--------------------------------------------------------------------------------

                                   PROSPECTUS
--------------------------------------------------------------------------------

        [LOGO] ACCCESSOR                                 APRIL 29, 2004
               ---------
--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  NOT FDIC INSURED                 NO BANK GUARANTEE         MAY LOSE VALUE

--------------------------------------------------------------------------------







                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................26
   Growth & Income Allocation Fund Details and Performance...................28
   Growth Allocation Fund Details and Performance............................30
   Aggressive Growth Allocation Fund Details and Performance.................32
   Fund Expenses.............................................................34
   Securities and Risks......................................................38
   Management, Organization and Capital Structure............................44
   A and C Class Shares General..............................................52

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................57
   Exchanging Fund Shares....................................................60
   Redeeming Fund Shares.....................................................61
   Dividends and Distributions...............................................63
   Valuation of Securities...................................................63
   Taxation..................................................................64
   Privacy Policy............................................................65
   Financial Highlights......................................................66

APPENDIX A
   Description of Fund Indices...............................................87







--------------------------------------------------------------------------------
                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------


o A family of 15 mutual funds, each with four classes of shares, and one with five classes of shares. This Prospectus describes the A Class and C Class Shares of the Funds, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


     UNDERLYING EQUITY FUNDS:             UNDERLYING FIXED-INCOME FUNDS:
       Growth Fund                          High Yield Bond Fund
       Value Fund                           Intermediate Fixed-Income Fund
       Small to Mid Cap Fund                Short-Intermediate Fixed-Income Fund
       International Equity Fund            Mortgage Securities Fund
                                            U.S.  Government Money Fund

     ALLOCATION FUNDS:                    ALLOCATION FUNDS:
       Income Allocation Fund               Growth & Income Allocation Fund
       Income & Growth Allocation Fund      Growth Allocation Fund
       Balanced Allocation Fund             Aggressive Growth Allocation Fund



For information about the other classes of Accessor Funds, please request the current Accessor Funds Prospectuses.


o  A variety of equity, fixed-income and balanced mutual funds.
o When used together, designed to help investors realize the benefits of asset allocation and diversification.
o  Managed  and  administered  by  Accessor  Capital  Management  LP  ("Accessor
   Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).


Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range ("target"), and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds can offer additional diversification within a single investment.


Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 40.


================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

              DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER,
                         GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Fund invests primarily in stocks of companies that |-------------------------------------
Enhanced  Investment   Technologies  LLC  |            SPECIAL NOTE
("INTECH"),  the Fund's  Money  Manager,  |-------------------------------------
believes will outperform peer companies, |Accessor Funds' domestic equity funds while maintaining an overall risk level |are designed so that investments in similar to that of the Fund's benchmark, |companies as represented by the S&P the S&P 500 BARRA/Growth Index. To help |500 Index could be approximated by control risk, the Money Manager compares |equal investments in the Accessor the Fund's economic sector weightings to |Growth Fund and Accessor Value Fund. a broad index of primarily large |The Accessor Small to Mid Cap Fund capitalization companies, such as the |is primarily designed to invest in
S&P 500 Index, and normally avoids |domestic stocks outside the S&P 500 extreme overweighting or underweighting |Index. As of March 31, 2004, the relative to that index. The Money |market capitalization of the S&P 500 Manager attempts to exceed the |Index ranged from $928 million for performance of its benchmark over a |the smallest company to $313 billion
cycle  of  five  years,   by   investing  |for   the   largest   company.    The
primarily in stock of companies that are  |weighted average market value of  the
expected to experience higher than |Index was $21.8 billion, which may average growth of earnings or higher |vary from month to month. Neither than average capital appreciation. The |the Growth Fund nor the Value Fund Fund may also engage in various |currently have a specific target
portfolio   strategies   (for   example,  |market  capitalization range, however
futures or options) to reduce certain |the Money Managers generally limit risks of its investments and may thereby |investments to companies in the S&P enhance income, but not for speculation. |500 Index.
The  Fund   pursues  its   objective  by  --------------------------------------
applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                      GROWTH FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                1.50%
                                                                 AS OF 3/31/04
20.72                                                           --------------
------                                                            BEST QUARTER
 03                                                                  9.48%
                                                                   4TH QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -0.47%
                                                                  1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                           INCEPTION                                SINCE
FOR THE PERIODS ENDED 12/31/03                                                DATE       1 YEAR        5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                                7/1/98       14.46%        -6.88%       -3.75%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                                7/1/98       14.45%        -7.02%       -4.18%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*          7/1/98        7.43%        -5.89%       -3.39%
C CLASS RETURNS BEFORE TAXES                                                12/30/02      20.72%          n/a        20.31%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                                12/30/02      20.71%          n/a        20.30%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES         12/30/02      13.48%          n/a        17.26%
S&P 500/BARRA Growth Index(1)                                                             25.66%        -3.49%       -0.60%


*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks  to  achieve  its  objective   by
investing   principally  in common and preferred stocks, convertible securities,
and rights  and  warrants  of  companies  |------------------------------------
whose stocks have lower price  multiples  |SPECIAL   NOTE:    Accessor   Funds'
(either   price/earnings  or  price/book  |domestic  equity  funds are designed
value) than others in their industries; |so that investments in companies as or which, in the opinion of the Money |represented by the S&P 500 Index
Manager,  have  improving   fundamentals  |could  be   approximated   by  equal
(such  as   growth   of   earnings   and  |investments  in the Accessor  Growth
dividends).  The Fund  seeks  to  invest  |Fund and  Accessor  Value Fund.  The
primarily  in stocks of  companies  that  |Accessor  Small  to Mid Cap  Fund is
Wellington   Management   Company,   LLP  |primarily   designed  to  invest  in
("Wellington Management"), the Fund's |domestic stocks outside the S&P 500 Money Manager, believes are undervalued. |Index. As of March 31, 2004, the To help control risk, the Money Manager |market capitalization of the S&P 500
compares  the  Fund's   economic  sector  |Index  ranged from $928  million for
weightings to a broad index of primarily  |the smallest company to $313 billion
large capitalization  companies, such as  |for   the   largest   company.   The
those in the S&P 500 Index, and normally  |weighted average market value of the
avoids    extreme    overweighting    or  |Index was $21.8  billion,  which may
underweighting relative to that index. |vary from month to month. Neither Wellington Management attempts to exceed |the Growth Fund nor the Value Fund the performance of the Fund's benchmark, |currently have a specific target the S&P 500/BARRA Value Index, over a |market capitalization range, however cycle of five years. The Fund may also |the Money Managers generally limit engage in various portfolio strategies |investments to companies in the S&P (for example, options) to reduce certain |500 Index.
risks of its  investments and to enhance  -------------------------------------
income, but not for speculation.

Wellington Management uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks that Wellington Management believes have the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. Securities are sold when the Money Manager believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o    Stock Market Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                             VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 10, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                       VALUE FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 2.69%
                                                                 AS OF 3/31/04
29.20                                                           --------------
------                                                            BEST QUARTER
 03                                                                  17.18%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -5.28%
                                                                  1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                                                                     INCEPTION                               SINCE
FOR THE PERIODS ENDED 12/31/03                                          DATE        1 YEAR       5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                           7/1/98      22.60%        -1.54%       -1.74%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                           7/1/98      22.46%        -2.40%       -2.88%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*     7/1/98      12.88%        -1.86%       -2.11%
C CLASS RETURNS BEFORE TAXES                                           12/30/02     29.20%          n/a        29.49%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                           12/30/02     29.17%          n/a        29.46%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES    12/30/02     19.02%          n/a        25.07%
S&P 500/BARRA VALUE INDEX(1)                                                        31.79%         1.95%        2.19%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers -------------------------------------
have a capitalization of $1 billion or |SPECIAL NOTE: As of March 31, 2004, less at the time of investment and |the market capitalization of the medium capitalization issuers have a |Wilshire 4500 Index ranged from capitalization ranging from $1 billion |under $4 million for the smallest
to $10 billion at the time of |company to $107.3 billion for the investment. In addition, the Fund will |largest company. The weighted seek to maintain an average market |average market value of the Index capitalization similar to and will |was $7.4 billion, which may vary
attempt   to  have  a  roughly   similar   |from month to month.
distribution   of   stocks   by   market   -------------------------------------
capitalization as the Fund's benchmark, the Wilshire 4500 Index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, geographic region, industry or other criteria appropriate to meet the Fund's objective. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

SSgA Funds Management, Inc. ("SSgA"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager attempts to exceed the performance of the Fund's benchmark, the Wilshire 4500 Index over a cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.




--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        SMALL TO MID CAP FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                 SMALL TO MID CAP FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 5.09%
                                                                 AS OF 3/31/04
42.54                                                           --------------
------                                                            BEST QUARTER
 03                                                                  20.94%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -4.31%
                                                                  1ST QTR 2003


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                            INCEPTION                                SINCE
FOR THE PERIODS ENDED 12/31/03                                DATE        1 YEAR        5 YEARS    INCEPTION
--------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                         6/24/98      35.19%         0.35%        0.78%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                         6/24/98      35.19%        -1.00%       -0.80%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*   6/24/98      20.91%        -0.56%       -0.28%
C CLASS RETURNS BEFORE TAXES                                         12/30/02      42.54%          n/a        42.99%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                         12/30/02      42.54%          n/a        42.99%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES  12/30/02      27.65%          n/a        36.54%
WILSHIRE 4500 INDEX(1)                                                             43.84%         4.12%        3.60%

*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.
================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to maintain investments in at least three different countries outside the United States. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan Fleming"), the Fund's Money Manager, uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions and industries, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, attempts to outperform the Fund's benchmark, the Morgan Stanley Capital International ("MSCI") EAFE+EM(R) Index. See Appendix A for a list of countries included in the MSCI EAFE+EM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.


o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on January 7, 2002. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
               INTERNATIONAL EQUITY FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 3.43%
                                                                 AS OF 3/31/04
33.09                                                           --------------
------                                                            BEST QUARTER
 03                                                                  20.77%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                    -10.58%
                                                                  1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                SINCE
FOR THE PERIODS ENDED 12/31/03                                          DATE        1 YEAR        5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                           7/6/98      26.18%        -2.13%       -2.81%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                           7/6/98      26.18%        -3.45%       -4.08%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES*     7/6/98      15.06%        -2.40%       -2.96%
C CLASS RETURNS BEFORE TAXES                                           12/30/02     33.09%          n/a        34.38%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                           12/30/02     33.09%          n/a        34.38%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES    12/30/02     21.51%          n/a        29.22%
MSCI EAFE+EM Index(1)                                                               40.71%         1.15%        1.55%

*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.
================================================================================

                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds commonly referred
to as "junk  bonds." This policy may not   ------------------------------------
be materially revised unless Fund |DURATION: one of the fundamental shareholders are notified at least 60 |tools used by money managers in days in advance of the proposed change. |security selection, is a measure of High yield debt securities are those |the price sensitivity of a debt
rated lower than BBB by Standard & |security or a portfolio of debt Poor's Corporation ("S&P") or lower than |securities to relative changes in Baa by Moody's Investors Services, Inc. |interest rates. For instance, a
("Moody's"),   or   unrated   securities   |duration  of  "three"  means  that a
judged to be of comparable quality by |portfolio's or security's price the Money Manager. The Fund will |would be expected to decrease by normally invest in securities that, at |approximately 3% with a 1% increase the time of initial investment, are |in interest rates (assuming a rated lower than BBB- and higher than |parallel shift in the yield curve). CC+ by S&P or rated lower than Baa3 and |As of March 31, 2004, the Lehman higher than Ca by Moody's. The Fund will |Brothers U.S. Corporate High Yield normally seek an aggregate |Index duration was 4.84 years,
dollar-weighted     average    portfolio   |although  the  duration  will likely
duration that does not vary outside of a   |vary in the future.
band of plus or minus  20% from  that of   ------------------------------------
the Fund's benchmark, the Lehman Brothers U.S. Corporate High Yield Index. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index. The Fund may also invest in dollar denominated, noninvestment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 12

================================================================================


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        HIGH YIELD BOND FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
                  HIGH YIELD BOND FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 1.54%
                                                                 AS OF 3/31/04
22.95                                                           --------------
------                                                            BEST QUARTER
 03                                                                   8.27%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                      1.54%

                                                                  1ST QTR 2004
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                     INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/03                                          DATE            1 YEAR         INCEPTION
------------------------------------------------------------------------------------------------------------------
A CLASS RETURNS BEFORE TAXES*                                           5/1/00          17.98%            5.48%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS*                           5/1/00          14.48%            2.11%
A CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS & sALE OF FUND SHARES*     5/1/00           9.89%            2.30%
C CLASS RETURNS BEFORE TAXES                                          12/30/02          22.95%           22.88%
C CLASS RETURNS AFTER TAXES ON DISTRIBUTIONS                          12/30/02          19.48%           19.42%
C CLASS  RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES   12/30/02          14.70%           17.31%
LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX(1)                                      28.96%            7.74%

*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC SALES CHARGE AND DIFFERENCE IN DISTRIBUTION FEES.
INDEX MEASURED FROM 4/30/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED-RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE.
================================================================================
                                  accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities. This policy may not be materially changed unless Fund -------------------------------------
shareholders are notified at least 60 |DURATION: one of the fundamental days in advance of the proposed change. |tools used by money managers in The Fund primarily invests in corporate |security selection, is a measure of bonds, U.S. Government or agency |the price sensitivity of a debt
securities and asset-backed securities |security or a portfolio of debt that are of investment grade quality or |securities to relative changes in
that  are  unrated  but  judged  to be of  |interest  rates.  For  instance,   a
comparable quality or higher by the Money  |duration  of  "three"  means  that a
Manager. The Fund will normally seek to |portfolio's or security's price have a dollar-weighted average portfolio |would be expected to decrease by duration of between three and eight years |approximately 3% with a 1% increase and normally invests in securities so |in interest rates (assuming a that the Fund's duration does not vary |parallel shift in the yield curve). more or less than 20% from that of the |As of March 31, 2004, the LBGC Index Fund's benchmark, the Lehman Brothers |duration was 5.48 years, although Government/ Credit Index (the "LBGC |the duration will likely vary in the Index"). The Fund invests principally in |future.
debt securities  rated A or higher by S&P  -------------------------------------
or Moody's at the time of purchase. The Fund may invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's or debt securities unrated but judged to be of comparable quality by the Money Manager. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation. Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 14

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                   INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
             INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 2.81%
                                                                 AS OF 3/31/04
 3.86                                                           --------------
------                                                            BEST QUARTER
 03                                                                   3.75%
                                                                  2ND QTR 2003
                                                                 --------------
                                                                 WORST QUARTER
                                                                     -1.02%
                                                                  3RD QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                               SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE        1 YEAR    5 YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     7/14/98       -0.30%      4.77%         4.96%
A Class returns after taxes on distributions*                     7/14/98       -2.19%      2.58%         2.74%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                7/14/98       -1.31%      2.64%         2.77%
C Class returns before taxes                                      12/30/02       3.86%      n/a           3.68%
C Class returns after taxes on distributions                      12/30/02       2.04%      n/a           1.87%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02       3.00%      n/a           2.32%
Lehman Brothes Government/Credit Index(1)                                        4.68%      6.65%         6.99%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.
--------------------------------------------------------------------------------
                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund  -------------------------------------
seeks  to  achieve  its   objective   by  | DURATION:  one  of  the  fundamental
investing at least 80% of its assets in | tools used by money managers in fixed-income securities. This policy may | security selection, is a measure of not be materially revised unless Fund | the price sensitivity of a debt
shareholders are notified at least 60 | security or a portfolio of debt days in advance of the proposed change. | securities to relative changes in The Fund primarily invests in corporate | interest rates. For instance, a
bonds,   U.S.   Government   or   agency  | duration  of  "three"  means  that a
securities and asset-backed securities | portfolio's or security's price that are of investment grade quality or | would be expected to decrease by
that are unrated but judged to be of | approximately 3% with a 1% increase comparable quality or higher by the | in interest rates (assuming a Money Manager. The Fund will normally | parallel shift in the yield curve). seek to have a dollar-weighted average | As of March 31, 2004, the LBGC 1-5
portfolio duration of not less than two | Index duration was 2.48 years, years nor more than five years and | although the duration will likely normally invests in securities so that | vary in the future.
the Fund's  duration  does not vary more  -------------------------------------
or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
          SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.29%
                                                                   AS OF 3/31/04
 1.18                                                              -------------
 ----                                                               BEST QUARTER
  03                                                                   1.46%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                      -0.56%
                                                                    3D QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                               INCEPTION                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                   DATE        1 YEAR      5 YEARS        INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                   7/14/98      -2.84%      3.54%           3.69%
A Class returns after taxes on distributions*                   7/14/98      -3.86%      1.78%           1.84%
A Class returns after taxes on distributions & sale
  of Fund shares*                                               7/14/98      -3.42%      1.81%           1.86%
C Class returns before taxes                                   12/30/02       1.18%       n/a            1.10%
C Class returns after taxes on distributions                   12/30/02       0.31%       n/a            0.22%
C Class returns after taxes on distributions & sale of Fund    12/30/02       0.77%       n/a            0.44%
shares
Lehman Brothers Government/Credit 1-5 Year Index(1)                           3.35%      6.27%           6.49%
*BASED ON INVESTOR  CLASS  PERFORMANCE,  ADJUSTED TO REFLECT ANY CLASS  SPECIFIC
SALES CHARGE AND DIFFERENCE IN  DISTRIBUTION  FEES.  INDEX MEASURED FROM 6/30/98
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
                                 UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o    controlled duration (controlling sensitivity to interest rates);
o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);

o    rigorous  quantitative  analysis to  --------------------------------------
     security valuation (mathematically | DURATION: one of the fundamental analyzing a security's value); and | tools used by money managers in
o    quality credit analysis  (analyzing  | security selection,  is a measure of
     a security's credit quality).        | the  price  sensitivity  of  a  debt
                                          | security  or  a  portfolio  of  debt
BlackRock's Investment Strategy | securities to relative changes in Committee determines the firm's broad | interest rates. For instance, a
investment     strategy     based     on  | duration  of  "three"  means  that a
macroeconomics (for example, interest | portfolio's or security's price rate trends) and market trends, as well | would be expected to decrease by as input from risk management and credit | approximately 3% with a 1% increase committee professionals. Fund managers | in interest rates (assuming a
then implement this strategy by | parallel shift in the yield curve). selecting the sectors and securities | As of March 31, 2004, the duration
which offer the greatest relative value | of the LBM Index was 2.37 years, within investment guidelines. Investment | although the duration will likely selections will be based on fundamental | vary in the future.
economic,   market  and  other   factors  --------------------------------------
leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.


o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.


o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                      MORTGAGE SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
              MORTGAGE SECURITITES FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.53%
                                                                   AS OF 3/31/04
 1.30                                                              -------------
 ----                                                               BEST QUARTER
  03                                                                   1.53%
                                                                    1ST QTR 2004
                                                                   -------------
                                                                   WORST QUARTER
                                                                        0.05%
                                                                    3D QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                               INCEPTION                                 SINCE
FOR THE PERIODS ENDED 12/31/03                                 DATE           1 YEAR      5 YEARS        INCEPTION
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                    7/8/98         -2.79%      4.68%          4.54%
A Class returns after taxes on distributions*                    7/8/98         -4.20%      2.66%          2.47%
A Class returns after taxes on distributions & sale
   of Fund shares*                                               7/8/98         -3.27%      2.64%          2.46%
C Class returns before taxes                                   12/30/02         1.30%       n/a            1.22%
C Class returns after taxes on distributions                   12/30/02         0.15%       n/a            0.07%
C Class returns after taxes on distributions & sale
   of Fund shares                                              12/30/02         0.94%       n/a            0.43%
Lehman Brothers Mortgage Backed Securitites Index(1)                            3.05%       6.55%          6.59%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 6/30/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.


o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.


o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
               U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  0.09%
                                                                   AS OF 3/31/04
 0.35                                                              -------------
 ----                                                               BEST QUARTER
  03                                                                   0.10%
                                                                    4TH QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                        0.07%
                                                                    2ND QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                     INCEPTION                                            SINCE
FOR THE PERIODS ENDED 12/31/03                       DATE                     1 YEAR      5 YEARS        INCEPTION
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                        7/29/98                  0.48%       3.03%            2.95%
C Class returns before taxes                         12/30/02                 0.35%       n/a              0.35%
Citigroup 3 Month T-Bill Index(1)                                             1.07%       3.50%            3.60%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE
IN DISTRIBUTION FEES. INDEX MEASURED FROM 7/31/98 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The Fund's yield as of 3/31/04 is 0.35%.




--------------------------------------------------------------------------------
(1) The Citigroup 3 Month T-bill Index (formerly the Salomon Brothers U.S. 3 Month T-bill Index) is designed to measure the return of the 3 month Treasury bills.

     For the Fund's current yield, call toll free (800) 759-3504.
================================================================================

                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 70% and 30%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 - 3 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                           0.0%        0%-10%
Growth                                 0.0%          0-5%
Value                                  0.0%          0-5%
Small to Mid Cap                       0.0%          0-5%
International Equity                   0.0%          0-5%
                                                                   [PIE CHART]

FIXED-INCOME FUNDS                    70.0%       50%-95%
High Yield Bond                       10.0%         5-20%
Intermediate Fixed-Income              6.0%         0-20%
Short-Intermediate Fixed-Income       48.0%        20-60%
Mortgage Securities                    6.0%         5-30%

MONEY MARKET FUNDS                    30.0%        5%-40%
U.S. Government Money**               30.0%         5-40%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              INCOME ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                           YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                 0.96%
                                                                  AS OF 3/31/04
 3.62                                                             -------------
 ----                                                             BEST QUARTER
  03                                                                   1.93%
                                                                   -------------
                                                                   WORST QUARTER
                                                                      -0.06%
                                                                   3RD QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE            1 YEAR            INCEPTION
---------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           -0.53%             3.24%
A Class returns after taxes on distributions*                     12/27/00           -1.66%             1.65%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00           -1.88%             1.56%
C Class returns before taxes                                      12/30/02            3.62%             3.54%
C Class returns after taxes on distributions                      12/30/02            2.62%             2.55%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02            2.39%             2.46%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%             7.57%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
---------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
--------------------------------------------------------------------------------
                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 30%, 50%, and 20% respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                           30.0%        20%-40%
Growth                                  9.5%          5-15%
Value                                   9.5%          5-15%
Small to Mid Cap                        5.0%          2-12%
International Equity                    6.0%          0-10%
                                                                  [PIE CHART]
FIXED-INCOME FUNDS                     50.0%        30%-75%
High Yield Bond                        11.0%          5-20%
Intermediate Fixed-Income               3.0%          0-20%
Short-Intermediate Fixed-Income        33.0%         15-40%
Mortgage Securities                     3.0%          0-20%

MONEY MARKET FUNDS                     20.0%         5%-25%
U.S. Government Money**                20.0%          5-25%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  INCOME & GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of theFund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.54%
                                                                   AS OF 3/31/04
 12.42                                                             -------------
 -----                                                              BEST QUARTER
  03                                                                   6.68%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -0.56%
                                                                    1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 INCEPTION                              SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE            1 YEAR            INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00            6.65%              0.76%
A Class returns after taxes on distributions*                     12/27/00            5.72%             -0.37%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00            2.39%              -0.34%
C Class returns before taxes                                      12/30/02           12.42%              12.47%
C Class returns after taxes on distributions                      12/30/02           11.58%              11.63%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02            8.10%              10.12%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%               7.57%
MSCI AC World Index Free(2)                                                          34.63%              -2.84%
Composite Index(3)                                                                   12.71%               4.77%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES.  INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
(2)  The Morgan  Stanley  Capital  International  (MSCI) All Country World Index
     (ACWI) Free represents 49 of the world's developed and emerging equity markets.

(3) The Composite is a hypothetical index constructed by Accessor Capital, which consists of 70% Lehman Brothers Aggregate Bond Index and 30% MSCI AC World Index Free.

--------------------------------------------------------------------------------
                                   accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 50%, 40% and 10%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. At all times the Fund intends to maintain at least 25% in equity Underlying Funds and at least 25% in fixed-income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                           50.0%       40%-60%
Growth                                 15.5%        10-20%
Value                                  15.5%        10-20%
Small to Mid Cap                        9.0%         5-15%
International Equity                   10.0%         5-15%
                                                                  [PIE CHART]
FIXED-INCOME FUNDS                     40.0%       25%-60%
High Yield Bond                        11.0%         5-20%
Intermediate Fixed-Income               0.0%         0-20%
Short-Intermediate Fixed-Income        23.0%         5-30%
Mortgage Securities                     6.0%         0-20%

MONEY MARKET FUNDS                     10.0%        0%-20%
U.S. Government Money**                10.0%         0-20%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 26

================================================================================


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                      BALANCED ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
                BALANCED ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  1.98%
                                                                   AS OF 3/31/04
 18.33                                                             -------------
 -----                                                              BEST QUARTER
   03                                                                  9.64%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -1.52%
                                                                    1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE             1 YEAR           INCEPTION
---------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           12.18%             -0.87%
A Class returns after taxes on distributions*                     12/27/00           11.38%             -1.73%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00            5.99%             -1.55%
C Class returns before taxes                                      12/30/02           18.33%             18.37%
C Class returns after taxes on distributions                      12/30/02           17.68%             17.72%
C Class returns after taxes on distributions & sale
of Fund shares                                                    12/30/02           11.95%             15.24%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%              7.57%
MSCI AC World Index Free(2)                                                          34.63%             -2.84%
Composite Index(3)                                                                   18.77%              2.70%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
---------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
(1) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
(2)  The Morgan  Stanley  Capital  International  (MSCI) All Country World Index
     (ACWI) Free represents 49 of the world's developed and emerging equity markets.

(3) The Composite is a hypothetical index constructed by Accessor Capital, which consists of 50% Lehman Brothers Aggregate Bond Index and 50% MSCI AC World Index Free.

--------------------------------------------------------------------------------
                                   accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds , the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 60%, 32%, and 8%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.
--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES  TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                           60.0%        50-70%
Growth                                 18.0%        12-22%
Value                                  18.0%        12-22%
Small to Mid Cap                       11.0%         6-16%
International Equity                   13.0%         7-20%

FIXED-INCOME FUNDS                     32.0%        20-50%         [PIE CHART]
High Yield Bond                        11.0%         5-20%
Intermediate Fixed-Income               0.0%         0-20%
Short-Intermediate Fixed-Income        18.0%         5-25%
Mortgage Securities                     3.0%         0-15%

MONEY MARKET FUNDS                      8.0%         0-15%
U.S. Government Money**                 8.0%         0-15%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 28

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                  GROWTH & INCOME ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  2.14%
                                                                   AS OF 3/31/04
 20.95                                                             -------------
 -----                                                              BEST QUARTER
   03                                                                  11.2%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -2.46%
                                                                    1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE             1 YEAR           INCEPTION
------------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           14.58%             -1.95%
A Class returns after taxes on distributions*                     12/27/00           13.94%             -2.62%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00            7.56%             -2.36%
C Class returns before taxes                                      12/30/02           20.95%             21.09%
C Class returns after taxes on distributions                      12/30/02           20.39%             20.53%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02           13.66%             17.61%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%              7.57%
MSCI AC World Index Free(2)                                                          34.63%             -2.84%
Composite Index(3)                                                                   21.84%              1.64%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
(1) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
(2)  The Morgan  Stanley  Capital  International  (MSCI) All Country World Index
     (ACWI) Free represents 49 of the world's developed and emerging equity markets.

(3) The Composite is a hypothetical index constructed by Accessor Capital, which consists of 40% Lehman Brothers Aggregate Bond Index and 60% MSCI AC World Index Free.


--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund, maintaining a current asset allocation target of approximately 80%, 19%, and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            80.0%        70-90%
Growth                                  24.5%        19-30%
Value                                   24.5%        19-30%
Small to Mid Cap                        14.0%         7-20%
International Equity                    17.0%        10-25%

FIXED-INCOME FUNDS                      19.0%         5-30%         [PIE CHART]
High Yield Bond                         11.0%         0-15%
Intermediate Fixed-Income                0.0%         0-15%
Short-Intermediate Fixed-Income          8.0%         0-15%
Mortgage Securities                      0.0%         0-15%

MONEY MARKET FUNDS                       1.0%          0-5%
U.S. Government Money**                  1.0%          0-5%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                       GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
                 GROWTH ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  2.61%
                                                                   AS OF 3/31/04
 27.04                                                             -------------
 -----                                                              BEST QUARTER
  03                                                                  14.29%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -3.63%
                                                                    1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                INCEPTION                               SINCE
FOR THE PERIODS ENDED 12/31/03                                    DATE               1 YEAR           INCEPTION
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           20.40%             -3.85%
A Class returns after taxes on distributions*                     12/27/00           20.00%             -4.26%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00           11.35%             -3.81%
C Class returns before taxes                                      12/30/02           27.04%             27.31%
C Class returns after taxes on distributions                      12/30/02           26.68%             26.95%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02           17.61%             23.00%
Lehman Brothers Aggregate Bond Index(1)                                               4.11%              7.57%
MSCI AC World Index Free(2)                                                          34.63%             -2.84%
Composite Index(3)                                                                   28.14%             -0.55%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00 (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-----------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.

--------------------------------------------------------------------------------
                                   accessor 31

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund can invest in a combination of the four equity Underlying Funds and the money market Underlying Fund, maintaining a current asset allocation target of approximately 99% and 1%, respectively as set forth below. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                          ASSET ALLOCATION            TARGET*
UNDERLYING FUND ADVISOR CLASS SHARES   TARGET*   POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            99.0%       85-100%
Growth                                  30.0%        25-35%
Value                                   30.0%        25-35%
Small to Mid Cap                        18.0%        10-25%
International Equity                    21.0%        15-30%
                                                                    [PIE CHART]
FIXED-INCOME FUNDS                       0.0%         0-10%
High Yield Bond                          0.0%          0-5%
Intermediate Fixed-Income                0.0%          0-5%
Short-Intermediate Fixed-Income          0.0%          0-5%
Mortgage Securities                      0.0%          0-5%

MONEY MARKET FUNDS                       1.0%          0-5%
U.S. Government Money**                  1.0%          0-5%
--------------------------------------------------------------------------------
*TARGET ALLOCATION REPRESENTS THE FUND'S TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUND'S ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE THE FUND'S TARGET ALLOCATION.
**INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE U.S. GOVERNMENT MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE U.S. GOVERNMENT MONEY FUND.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 38.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds. The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Sector Risk. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Smaller Company Risk. Securities of small and medium capitalization companies often have greater volatility,


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 32

================================================================================


lower trading volume and less liquidity than larger capitalization companies.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory , market or economic developments.


--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                 AGGRESSIVE GROWTH ALLOCATION FUND PERFORMANCE
--------------------------------------------------------------------------------


The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class Shares for one year. Sales loads are not reflected in the chart; if they were returns would have been lower. The table compares the Fund's average annual total returns to those of a market index over time. These returns include the Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. The historical performance of the Fund's Investor Class Shares, which are not offered in this prospectus, is used to calculate the performance shown in the table for A Class Shares. Since A Class Shares have less than one calendar year of performance, past performance information is not available for that class as of the date of this prospectus. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The Average Annual Total Return figures shown have been adjusted to reflect differences in distribution fees. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
           AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                             YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                                  2.77%
                                                                   AS OF 3/31/04
29.48                                                              -------------
-----                                                               BEST QUARTER
  03                                                                  15.93%
                                                                    2ND QTR 2003
                                                                   -------------
                                                                   WORST QUARTER
                                                                       -4.98%
                                                                    1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  INCEPTION                             SINCE
FOR THE PERIODS ENDED 12/31/03                                      DATE            1 YEAR            INCEPTION
---------------------------------------------------------------------------------------------------------------
A Class returns before taxes*                                     12/27/00           22.18%             -6.43%
A Class returns after taxes on distributions*                     12/27/00           22.18%             -6.47%
A Class returns after taxes on distributions & sale
   of Fund shares*                                                12/27/00           12.46%             -5.74%
C Class returns before taxes                                      12/30/02           29.48%             29.78%
C Class returns after taxes on distributions                      12/30/02           29.48%             29.78%
C Class returns after taxes on distributions & sale
   of Fund shares                                                 12/30/02           19.16%             25.31%
MSCI AC World Index Free(1)                                                          34.63%             -2.84%

*BASED ON INVESTOR CLASS PERFORMANCE, ADJUSTED TO REFLECT ANY CLASS SPECIFIC SALES CHARGE AND DIFFERENCE IN
DISTRIBUTION FEES. INDEX MEASURED FROM 12/31/00

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
---------------------------------------------------------------------------------------------------------------


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
(1)  THE MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI) ALL COUNTRY WORLD INDEX
     (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Except where noted, the tables reflect historical fees and expenses of the Funds. You should keep in mind that shareholders of each Allocation Fund bear indirectly the expenses of the Underlying Funds in which the Allocation Funds invest. The Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1, 2)


                                                                                A CLASS    C CLASS
--------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)3
  Equity Funds and Allocation Funds (except Income Allocation Fund)               5.75%      none
  Fixed-Income Funds and Income Allocation Fund                                   4.75%      none

Maximum Sales Charge Imposed On Reinvested Dividends                              none       none

Maximum Contingent Deferred Sales Charge (as a percentage of amount original
  purchase price or redemption proceeds, if applicable)(4, 5)                     none       1.00%

Redemption Fee  (as a percent of amount redeemed)6
  Equity Funds and High Yield Bond Fund                                           2.00%      2.00%
  Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds           none       none
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                   SMALL TO        INTERNATIONAL
                                             GROWTH               VALUE             MID CAP            EQUITY
                                        A CLASS    C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS  C CLASS
-------------------------------------------------------------------------------------------------------------------
Management Fees(7)                      0.63%      0.63%    0.55%     0.55%     0.94%    0.94%     0.85%    0.85%
Distribution & Service (12b-1) Fees     0.35%      1.00%    0.35%     1.00%     0.35%    1.00%     0.35%    1.00%
Other Expenses                          0.25%      0.25%    0.25%     0.25%     0.25%    0.25%     0.46%    0.46%
Total Annual Fund Operating Expenses    1.23%      1.88%    1.15%     1.80%     1.54%    2.19%     1.66%    2.31%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT
                                               HIGH          INTERMEDIATE        INTERMEDIATE
                                              YIELD              FIXED-             FIXED-           MORTGAGE
                                               BOND              INCOME             INCOME           SECURITIES
                                        A CLASS    C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS  C CLASS
-------------------------------------------------------------------------------------------------------------------

Management Fees(7)                      0.53%      0.53%    0.53%     0.53%     0.38%    0.38%     0.52%    0.52%
Distribution & Service (12b-1) Fees     0.25%      1.00%    0.25%     1.00%     0.25%    1.00%     0.25%    1.00%
Other Expenses                          0.32%      0.32%    0.30%     0.30%     0.25%    0.25%     0.29%    0.29%
Total Annual Fund Operating Expenses    1.10%      1.85%    1.08%     1.83%     0.88%    1.63%     1.06%    1.81%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               U.S.                                 INCOME &
                                           GOVERNMENT            INCOME              GROWTH             BALANCED
                                              MONEY            ALLOCATION           ALLOCATION         ALLOCATION
                                        A CLASS    C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS  C CLASS
-------------------------------------------------------------------------------------------------------------------
Management Fees(7)                      0.08%      0.08%    0.10%     0.10%     0.10%    0.10%     0.10%    0.10%
Distribution & Service (12b-1) Fees     0.25%      1.00%8   0.25%     1.00%     0.35%    1.00%     0.35%    1.00%
Other Expenses                          0.38%9     0.38%9   0.19%     0.19%     0.20%    0.20%     0.13%    0.13%
Total Annual Fund Operating Expenses    0.71%      1.46%    0.54%     1.29%     0.65%    1.30%     0.58%    1.23%
Fee Reimbursement                       n/a        n/a     (0.09)%   (0.09)%   (0.10)%  (0.10)%   (0.03)%  (0.03)%
Net Expenses(10)                        n/a        n/a      0.45%     1.20%     0.55%    1.20%     0.55%    1.20%
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  accessor 34

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             GROWTH &                               AGGRESSIVE
                                              INCOME              GROWTH               GROWTH
                                             ALLOCATION          ALLOCATION          ALLOCATION
                                         A CLASS   C CLASS   A CLASS   C CLASS   A CLASS   C CLASS
--------------------------------------------------------------------------------------------------
Management Fees(7)                        0.10%     0.10%     0.10%     0.10%     0.10%     0.10%
Distribution & Service (12B-1) Fees       0.35%     1.00%     0.35%     1.00%     0.35%     1.00%
Other Expenses                            0.13%     0.13%     0.12%     0.12%     0.15%     0.15%
Total Annual Fund Operating Expenses      0.58%     1.23%     0.57%     1.22%     0.60%     1.25%
Fee Reimbursement                        (0.03)%   (0.03)%   (0.02)%   (0.02)%   (0.05)%   (0.05)%
Net Expenses(10)                          0.55%     1.20%     0.55%     1.20%     0.55%     1.20%
--------------------------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) SALES CHARGES ARE ELIMINATED OR REDUCED FOR PURCHASES OF $50,000 OR MORE ON A CLASS SHARES.
(4) A CLASS SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN 24 MONTHS.
(5) THE CDSC ON C CLASS SHARES DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER A CLASS AND C CLASS SHARES-GENERAL ON PAGE 53 FOR MORE INFORMATION). THE CDSC ON C CLASS SHARES IS ELIMINATED AFTER 12 MONTHS.
(6) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE PURSUANT TO THE MARKETING TIMING/EXCESSIVE TRADING POLICY. ACCESSOR FUNDS MAY WAIVE THIS REDEMPTION FEE AT ITS DISCRETION. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 59. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(7) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U.S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY. MANAGEMENT FEES HAVE BEEN UPDATED TO REFLECT THE ESTIMATED MAXIMUM FEE TO BE PAID TO THE CURRENT MONEY MANAGERS DURING THE CURRENT FISCAL YEAR UNDER THEIR RESPECTIVE CONTRACTS.
(8) ACCESSOR CAPITAL OR THE DISTRIBUTOR MAY VOLUNTARILY WAIVE THE RECEIPT OF DISTRIBUTION OR OTHER FEES, OR MAY VOLUNTARILY AGREE TO BEAR FUND EXPENSES, TO ASSIST THE U.S. GOVERNMENT MONEY FUND'S EFFORTS TO MAINTAIN A $1.00 NET ASSET VALUE PER SHARE. VOLUNTARY FEE WAIVERS OR EXPENSE REIMBURSEMENTS MAY BE IMPOSED TO ENHANCE THE U.S. GOVERNMENT MONEY FUND'S YIELD DURING PERIODS WHEN THE U.S. GOVERNMENT MONEY FUND'S OPERATING EXPENSES HAVE A SIGNIFICANT IMPACT ON THE U.S. GOVERNMENT MONEY FUND'S YIELD DUE TO LOW INTEREST RATES. ANY SUCH FEE WAIVER IS VOLUNTARY AND TEMPORARY AND MAY BE REVISED OR TERMINATED AT ANY TIME BY ACCESSOR CAPITAL OR THE DISTRIBUTOR WITHOUT NOTICE. THERE IS NO GUARANTEE THAT THE U.S. GOVERNMENT MONEY FUND WILL MAINTAIN A $1.00 NET ASSET VALUE. THE DISTRIBUTION AND SERVICE FEES PAID BY THE U.S. GOVERNMENT MONEY FUND IS EXPECTED TO BE 0.25% FOR C CLASS SHARES DURING FISCAL YEAR 2004, IN WHICH CASE THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR U.S. GOVERNMENT MONEY FUND WOULD BE 0.71%. HOWEVER, THE DISTRIBUTION AND SERVICE FEES MAY BE INCREASED UP TO A MAXIMUM OF 1.00% FOR C CLASS SHARES ANNUALLY, DECREASED OR TERMINATED AT THE DISCRETION OF THE DISTRIBUTOR.
(9) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE U.S. GOVERNMENT MONEY FUND. THIS AMOUNT (0.25%) IS INCLUDED IN THE TOTAL FOR "OTHER EXPENSE" FOR THE U.S. GOVERNMENT MONEY FUND.
(10) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS OR THE ALLOCATION FUNDS DIRECTLY, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE ALLOCATION FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006. CONSEQUENTLY, THE ALLOCATION FUNDS EXPECT TO BEAR UP TO 0.10% OF "OTHER EXPENSES" FOR SUCH PERIODS.

================================================================================
The table below provides a range of estimated average weighted expense ratios for A Class Shares and C Class Shares of each Allocation Fund, which includes both the direct expenses of the Allocation Funds (including any applicable expense waivers) and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.


-------------------------------------------------------------------------------------------------------------------------
ALLOCATION FUND                A CLASS        C CLASS           ALLOCATION FUND               A CLASS       C CLASS
-------------------------------------------------------------------------------------------------------------------------
Income Allocation            1.12% - 1.22%  1.77% - 1.87%     Growth & Income Allocation    1.37% - 1.47%   2.02% - 2.12%
Income & Growth Allocation   1.24% - 1.34%  1.89% - 1.99%     Growth Allocation             1.45% - 1.55%   2.10% - 2.20%
Balanced Allocation          1.33% - 1.43%  1.98% - 2.08%     Aggressive Growth Allocation  1.50% - 1.60%   2.15% - 2.25%

--------------------------------------------------------------------------------
                                   accessor 35

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------------
                                        ONE YEAR            THREE YEARS          FIVE YEARS            TEN YEARS
                                   A CLASS    C CLASS   A CLASS    C CLASS    A CLASS    C CLASS    A CLASS    C CLASS
-----------------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS
Growth                            $    693   $    290   $    941   $    589   $  1,209   $  1,014   $  1,973   $  2,196
Value                                  685        283        919        566      1,172        975      1,892      2,116
Small to Mid Cap                       723        322      1,033        685      1,366      1,175      2,304      2,524
International Equity                   734        334      1,068        721      1,425      1,235      2,427      2,646
High Yield Bond                        582        288        808        582      1,052      1,001      1,752      2,169
Intermediate Fixed-Income              580        286        802        576      1,042        990      1,730      2,148
Short-Intermediate Fixed-Income        561        266        742        514        939        887      1,508      1,933
Mortgage Securities                    578        284        796        569      1,032        980      1,708      2,127
U.S. Government Money(1)                73        249        227        462        395        797        883      1,746
-----------------------------------------------------------------------------------------------------------------------

(1) THE DISTRIBUTION AND SERVICE FEE PAID BY THE C CLASS SHARES OF THE U.S. GOVERNMENT MONEY FUND IS EXPECTED TO BE 0.25% DURING FISCAL YEAR 2004. SUCH AMOUNTS ARE NOT REFLECTED IN THIS TABLE. IF SUCH AMOUNTS WERE REFLECTED, EXPENSES FOR THE ONE YEAR PERIOD WOULD BE LOWER.

-----------------------------------------------------------------------------------------------------------------------
                                         ONE YEAR            THREE YEARS         FIVE YEARS           TEN YEARS
                                     A CLASS    C CLASS   A CLASS    C CLASS  A CLASS   C CLASS   A CLASS    C CLASS
-----------------------------------------------------------------------------------------------------------------------
ALLOCATION FUNDS*
Income Allocation                    $   579    $   285   $  800     $  574   $  1,085  $   1,034 $   1,821  $  2,237
Income & Growth Allocation           $   699    $   297      960        609      1,292      1,098     2,147     2,369
Balanced Allocation                  $   707    $   306      987        637      1,302      1,109     2,169     2,390
Growth & Income Allocation           $   711    $   310      999        649      1,322      1,129     2,211     2,432
Growth Allocation                    $   719    $   318    1,021        672      1,355      1,163     2,281     2,501
Aggressive Growth Allocation         $   723    $   323    1,035        687      1,394      1,203     2,362     2,581
-----------------------------------------------------------------------------------------------------------------------

*THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS - THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS. THE ONE YEAR AND THREE YEARS NUMBERS REFLECT THE EXPENSE REIMBURSEMENT. THE FIVE YEARS AND 10 YEARS NUMBERS DO NOT REFLECT ANY EXPENSE REIMBURSEMENT.



--------------------------------------------------------------------------------
                                   accessor 36

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------
You would pay the following expenses for C Class Shares if you did not redeem your shares.

-----------------------------------------------------------------------------------------
                                      ONE YEAR     THREE YEARS    FIVE YEARS    TEN YEARS
-----------------------------------------------------------------------------------------
Growth                                 $ 190         $  589        $ 1,014       $ 2,196
Value                                    183            566            975         2,116
Small to Mid Cap                         222            685          1,175         2,524
International Equity                     234            721          1,235         2,646
High Yield Bond                          188            582          1,001         2,169
Intermediate Fixed-Income                186            576            990         2,148
Short-Intermediate Fixed-Income          166            514            887         1,933
Mortgage Securities                      184            569            980         2,127
U.S. Government Money(1)                 149            462            797         1,746

ALLOCATION FUNDS
Income Allocation                      $ 185         $  574        $ 1,034       $ 2,237
Income & Growth Allocation               197            609          1,098         2,369
Balanced Allocation                      206            637          1,109         2,390
Growth & Income Allocation               210            649          1,129         2,432
Growth Allocation                        218            672          1,163         2,501
Aggressive Growth Allocation             223            687          1,203         2,581
----------------------------------------------------------------------------------------

While the C Class Shares do not have any front-end sales charges, their higher on-going annual expenses (due to higher 12b-1 fees) means that over time you could end up paying more for these shares than if you were to pay front- end sales charges for the A Class Shares.









--------------------------------------------------------------------------------
                                  accessor 37

================================================================================
                                 SECURITIES AND RISKS
--------------------------------------------------------------------------------
This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS |
----------------------------------------


The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.


The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS |
----------------------------------------

The security types of the Underlying Funds are:

o DEBT SECURITIES (All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund
--------------------------------------------------------------------------------
                                   accessor 38

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------
enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.


o    GOVERNMENT SPONSORED  ENTERPRISES (All Fixed-Income Funds except High Yield
Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.


o HIGH-YIELD CORPORATE DEBT SECURITIES (High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o MONEY MARKET SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o Options, Futures and Other Derivatives (All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.


o U.S. GOVERNMENT SECURITIES (U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.
--------------------------------------------------------------------------------
                                   accessor 39

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK - UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                 SHORT      U.S.
                                                SMALL     INTER-    HIGH    INTER-    INTER-    MORTGAGE   GOVERN-
                                               TO MID    NATIONAL   YIELD   MEDIATE   MEDIATE    SECUR-     MENT
RISK                        GROWTH     VALUE     CAP      EQUITY     BOND    FIXED     FIXED     ITIES      MONEY
-------------------------------------------------------------------------------------------------------------------
Bond Market Volatility         -         -        -          -        o         o        |)         o        ( )
  Company Risk                |)        |)       |)         |)        o        |)        |)         -         -
  Credit Risk                  -         -        -          -        o        |)        |)        ( )       ( )
  Foreign Exposure             -         -        -          o        -         -         -         -         -
  Government Sponsored
    Enterprises                -         -        -          -        -        |)        |)         o         o
  Inflation Risk              ( )       ( )      ( )        ( )      |)         o         o         o         o
  Issuer Risk                  -         -        -          -        o        |)        ( )       ( )       ( )
  Lower Rated Debt Securities  -         -        -          -        o        ( )       ( )        -         -
  Portfolio Turnover          ( )        o       ( )        |)        o        |)        ( )        o         -
  Prepayment Risk              -         -        -          -       ( )       ( )       ( )        o         -
  Sector Risk                 |)        |)       |)         |)       |)        ( )       ( )        -         -
  Smaller Company Risk        ( )       ( )       o         |)        -         -         -         -         -
  Stock Market Volatility      o         o        o          o        -         -         -         -

--------------------------------------------------------------------------------
                        LEVEL OF RISK - ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
--------------------------------------------------------------------------------------------------------------
Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                  o           o           |)           |)            ( )          -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )          -
Foreign Exposure                        -          ( )          ( )          |)            |)           o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )          -
Inflation Risk                          o           o           |)           |)            ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )          -
Lower Rated Debt Securities            |)          |)           |)           |)            |)           -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )          -
Sector Risk                            ( )         ( )          ( )          ( )           |)          |)
Smaller Company Risk                    -          ( )          ( )          ( )           |)          |)
Stock Market Volatility                 -          ( )          |)           |)             o           o
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Key:                - n/a          ( )  low          |) medium           o high
================================================================================
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                  accessor 40

--------------------------------------------------------------------------------
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


o BOND MARKET VOLATILITY. (All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.


o COMPANY RISK. (All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

o CREDIT RISK. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed- Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (All Funds except the U.S. Government Money Fund) Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a possible risk for the other Funds except the U.S. Government Money Fund. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be

--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

reflected in the International Equity Fund's NAVs. However, if the International Equity Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Fund's securities, the International Equity Fund may adjust the previous closing prices for these securities to reflect fair value.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and
FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government.GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.




o INTEREST RATE CHANGES. (All Funds) The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

o INFLATION RISK. (U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

o LOWER RATED DEBT SECURITIES. (High Yield Bond Fund, Intermediate Fixed-Income Fund, Short- Intermediate Fixed-Income Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short- Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT RISK. (All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk.

--------------------------------------------------------------------------------
                                   accessor 42

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SECTOR RISK. (All Equity Funds) Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.


o SMALLER COMPANY RISK. (Small to Mid Cap Fund, International Equity Fund) Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

o STOCK MARKET VOLATILITY. (All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.


o UNDERLYING FUND RISKS. (All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.




--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides. Each Fund paid the following management fees in fiscal year 2003 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager:


-------------------------------------------------------------------------------------------------------------------
                                           TOTAL ANNUAL         ANNUAL MANAGEMENT FEE           ANNUAL FEE
                                          MANAGEMENT FEES        TO ACCESSOR CAPITAL          TO MONEY MANAGER
                                       (AS A PERCENTAGE OF       (AS A PERCENTAGE OF        (AS A PERCENTAGE OF
                                        DAILY NET ASSETS)         DAILY NET ASSETS)          DAILY NET ASSETS)
FUND                                   FOR FISCAL YEAR 2003      FOR FISCAL YEAR 2003       FOR FISCAL YEAR 2003
-------------------------------------------------------------------------------------------------------------------
Growth                                         0.56%                     0.45%                      0.11%
Value                                          0.55                      0.45                       0.10
Small to Mid Cap                               0.96                      0.60                       0.36
International Equity                           0.92                      0.55                       0.37
High Yield Bond                                0.63                      0.36                       0.27
Intermediate Fixed-Income                      0.44                      0.33                       0.11
Short-Intermediate Fixed-Income                0.38                      0.33                       0.05
Mortgage Securities                            0.55                      0.36                       0.19
U.S. Government Money                          0.08                      0.08                       0.00
Allocation Funds                               0.10                      0.10                       0.00
-------------------------------------------------------------------------------------------------------------------


MANAGER & Administrator Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.

DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

ALPS  Distributors,  Inc.  ("Distributor")  is the  distributor  of the Accessor
Funds.



--------------------------------------------------------------------------------
                                   accessor 44

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

MONEY MANAGER Enhanced Investments Technologies, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410


Enhanced Investments Technologies ("INTECH") has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $14.3 billion in assets under management as of December 31, 2003.


No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


INTECH  earns a management   |--------------------------------------------------
fee  calculated  and  paid   |            AVERAGE
quarterly.  For the  first   |    ANNUALIZED PERFORMANCE
four   complete   calendar   |          DIFFERENTIAL               ANNUAL
quarters,  INTECH receives   |      VS. BENCHMARK INDEX         PERFORMANCE FEE
a fund  management  fee at   |--------------------------------------------------
the  annual  rate of 0.20%   |  Greater than or equal to 3.50%      0.47%
applied  to  the   average   |  Greater than or equal to 2.50%
daily  net  assets  of the   |     and less than 3.50%              0.35%
Fund.                        |  Greater than or equal to 1.50%
                             |     and less than 2.50%              0.25%
Commencing  with the  fifth  |  Greater than or equal to 0.50%
complete  calendar  quarter  |     and less than 1.50%              0.15%
of  management  by  INTECH,  |  Greater than or equal to -1.00%
the Fund  will pay INTECH a  |     and less than 0.50%              0.10%
"Performance  Fee" based on  |  Less than -1.00%                    0.00%
the  schedule  to the right  ---------------------------------------------------
as applied to the average daily net assets of the Fund for the period for which the performance is being measured.


From the fifth through the thirteenth complete calendar quarter of investment management, the Performance Fee will be paid based on the investment performance of the account for all complete calendar quarters, ending with the quarter just ended. From the fourteenth complete calendar quarter of investment management onwards, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

The Performance Fee rate will be based on the performance of the account less the performance of the S&P 500/ BARRA Growth Index. The performance of the account will be growth in assets expressed as a percentage on a daily basis and linked together. The performance will add back shareholder redemptions and subtract shareholder purchases and will NOT include expenses beyond the control of the money manager including, but not limited to, custody fees, fund accounting fees and transfer agency fees, but WILL include expenses within the control of the money manager such as brokerage commissions. Distributions will be assumed to be re-invested in the account for performance calculation purposes. The Performance Fee rate will be adjusted every quarter end based on the performance differential at the end of that quarter.

Under the performance fee formula, INTECH will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 1.00%. Because the performance fee is based on the performance of the Growth Fund relative to its benchmark Index, INTECH may receive a performance fee even if the Growth Fund's and the Index's total returns are negative.

Prior to INTECH,  Chicago  Equity  Partners was the money  manager of the Growth
Fund. The former money manager managed the Fund from March 16, 2000 until February 29, 2004. Chicago Equity earned a management fee calculated and paid quarterly that consisted of a basic fee and a performance fee. This differs from the same fee structure that INTECH will earn once it has completed four complete calendar quarters.


--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
----------|


MONEY MANAGER Wellington Management Company, LLP, 75 State Street, Boston, MA 02109

Wellington Management has managed the Value Fund since January 10, 2001. Founded in 1928, Wellington Management has approximately $394 billion of assets under management as of December 31, 2003.

Doris Dwyer Chu is the Portfolio Manager responsible for the day to day management of the Fund. Ms. Chu has been with Wellington Management since 1998. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.

Wellington Management earns a management fee that consists of a basic fee and a performance fee. The basic fee is equal to an annual rate of 0.10 % of the Value Fund's average daily net assets over the period which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/ BARRA Value Index during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                       AVERAGE
                ANNUALIZED PERFORMANCE
                     DIFFERENTIAL                    ANNUAL            TOTAL
 BASIC FEE        VS. BENCHMARK INDEX            PERFORMANCE FEE     ANNUAL FEE
--------------------------------------------------------------------------------
  0.10%      Greater than or equal to 2.00%           0.22%            0.32%
             Greater than or equal to 1.00%
                and less than 2.00%                   0.20%            0.30%
             Greater than or equal to 0.50%
                and less than 1.00%                   0.15%            0.25%
             Greater than or equal to 0.00%
                and less than 0.50%                   0.10%            0.20%
             Greater than or equal to -0.50%
                and less than 0.00%                   0.05%            0.15%
             Less than -0.50%                         0.00%            0.10%
--------------------------------------------------------------------------------


Continuing through the 13th calendar quarter (April 1, 2004) of Wellington Management's management of the Value Fund, the Performance Fee will be paid based on the investment performance of the account for all complete calendar quarters, ending with the quarter just ended. The Performance Fee will be applied to the average net assets over the period for which performance is being measured.


From the fourteenth complete calendar quarter of investment management (July 1, 2004) onwards, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, Wellington Management will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Because the performance fee is based on the performance of the Value Fund relative to its benchmark Index, Wellington Management may receive a performance fee even if the Value Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.32% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.10% as its total fee.












--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

MONEY MANAGER SSgA Funds Management, Inc., Two International Place, Boston, MA 02109


SSgA has managed the Small to Mid Cap Fund since June 1, 2001. SSgA is a recently created subsidiary of State Street Corporation, and is one of the companies of the State Street Global Advisors division which was started in 1978. SSgA manages approximately $92 billion in assets as of December 31, 2003.

SSgA uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, CFA and senior portfolio manager, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund. Mr. Thomas is a Principal of SSgA and a Portfolio Manager, a position he has held since joining State Street in 1998. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam |-------------------------------------------------
Investments.    Previously,   |          AVERAGE
Mr. Thomas was an assistant   |    ANNUALIZED PERFORMANCE
economist  at  the  Federal   |         DIFFERENTIAL                 ANNUAL
Reserve   Bank  of   Kansas   |      VS. BENCHMARK INDEX         PERFORMANCE FEE
City.  Mr.  Thomas has been   |-------------------------------------------------
working  in the  investment   | Greater than or equal to 3.00%       0.42%
management    field   since   | Greater than or equal to 2.00%
1990.                         |    and less than 3.00%               0.35%
                              | Greater than or equal to 1.00%
Through  the 13th  calendar   |    and less than 2.00%               0.30%
quarter  (July 1,  2004) of   | Greater than or equal to 0.50%
management  by  SSgA,   the   |    and less than 1.00%               0.25%
performance   fee  for  any   | Greater than or equal to 0.00%
quarter   depends   on  the   |    and less than 0.50%               0.20%
percentage  amount by which   | Greater than or equal to -0.50%
the Small to Mid Cap Fund's   |    and less than 0.00%               0.15%
performance   exceeds,   or   | Greater than or equal to -1.00%
trails that of the Wilshire   |    and less than -0.50%              0.10%
4500   Index   during   all   | Greater than or equal to -1.50%
complete calendar quarters,   |    and less than -1.00%              0.05%
ending   with  the  quarter   | Less than -1.50%                     0.00%
just  ended,  based  on the   --------------------------------------------------
schedule to the right as applied to the average daily net assets of the Fund, during the 12 quarters over which performance is being measured.


As of the 14th quarter (October 1, 2004) of SSgA's management of the Small to Mid Cap Fund, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, SSgA will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Because the performance fee is based on the performance of the Small to Mid Cap Fund relative to its benchmark Index, SSgA may receive a performance fee even if the Small to Mid Cap Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 3.00% or more, the Money Manager will receive 0.42% as its total fee. If the Fund underperforms the benchmark by less than -1.50%, the Money Manager will receive 0.00% as its total fee.







--------------------------------------------------------------------------------
                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

MONEY MANAGER    J.P. Morgan Fleming Asset Management (London) Ltd., Finsbury
                 Dials, 20 Finsbury London, England EC2Y9AQ


Founded in 1960, JPMorgan Fleming has managed the Fund since January 7, 2002. JPMorgan Fleming and its affiliates have approximately $559 billion of assets under management as of December 31, 2003.

Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BSc (Hons) Business Administration from University of Bath. Mr. Harrison is a managing director and head of the Global Portfolios Group, based in London, responsible for multi-market investment. An employee since 1996, Mr. Harrison was previously head of UK specialist funds. Prior to joining JPMorgan Fleming, he spent five years as a portfolio manager at Newton Investment Management responsible for balanced and specialist briefs.

Mr. Fisher has a BA (Hons) Latin from Reading University. Mr. Fisher is a managing director and senior portfolio manager in the Global Portfolios Group, based in London, with responsibility for EAFE Plus funds. An employee since 1985, Mr. Fisher was previously based in Hong Kong as a portfolio manager in the Global Group responsible for European markets and prior to this, a portfolio manager investing in the UK. Mr. Fisher joined JPMorgan Fleming in 1985 as a trainee portfolio manager.

JPMorgan Fleming earns a management fee calculated and paid quarterly that, for the first five complete calendar quarters of management by JPMorgan Fleming, consists on an annual basis of a basic fee of 0.20% and a portfolio management fee of 0.20%, paid quarterly, applied to the average daily net assets of the Fund.

Beginning with the sixth calendar quarter (July 1, 2003) of management by JPMorgan Fleming, the management fee will consist of a basic fee and a performance fee. The basic fee will be equal to an annualized rate of 0.20% of the Fund's average daily net assets up to a maximum of $400,000 annualized.

The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds, or trails that of the MSCI EAFE+EM Index during the applicable measurement period based on the following schedule as applied to the average daily net assets of the Fund:


----------------------------------------------------------------------------------------------------------------------
                   PORTFOLIO                                    AVERAGE
   BASIC           MANAGEMENT        BASIC FEE           ANNUALIZED PERFORMANCE
    FEE                FEE           (STARTING                DIFFERENTIAL                ANNUAL            TOTAL
    (THROUGH JUNE 30, 2003)        JULY 1, 2003)*          VS. BENCHMARK INDEX        PERFORMANCE FEE    ANNUAL FEE**
----------------------------------------------------------------------------------------------------------------------
   0.20%              0.20%            0.20%          Greater than or equal to 4.00%       0.40%            0.60%
                                                      Greater than or equal to 2.00%
                                                        and less than 4.00%                0.30%            0.50%
                                                      Greater than or equal to 0.00%
                                                        and less than 2.00%                0.20%            0.40%
                                                      Greater than or equal to -2.00%
                                                        and less than 0.00%                0.10%            0.30%
                                                      Less than -2.00%                     0.00%            0.20%
----------------------------------------------------------------------------------------------------------------------
                                    *UP TO A  MAXIMUM  OF  $400,000  ANNUALIZED.
                                    **ASSUMES  MONEY  MANAGER  HAS  NOT  REACHED MAXIMUM OF $400,000.
----------------------------------------------------------------------------------------------------------------------


During the period through the 13th calendar quarter (April 1, 2005) of JPMorgan Fleming's management of the International Equity Fund, the applicable measurement period will be all complete calendar quarters, ending with the quarter just ended since the commencement of its management of the International Equity Fund.

As of the 14th quarter (July 1, 2005) of JP Morgan Fleming's management of the International Equity Fund, only the previous twelve complete calendar quarters will be used to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied.

Under the performance fee formula, JPMorgan Fleming will receive a performance fee if the International Equity Fund's performance either exceeds or trails the MSCI EAFE+EM Index by no more than 2.00%. Because the performance fee is based on the performance of the International Equity Fund relative to its benchmark Index, JPMorgan Fleming may receive a performance fee even if the International Equity Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 4.00% or more, the Money Manager may receive up to 0.60% as its total fee. If the Fund underperforms the benchmark by less than -2.00%, the Money Manager may receive up to 0.20% as its total fee.

--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

MONEY  MANAGER     Financial Management Advisors, LLC, 1900 Avenue of the Stars,
                   Suite 900, Los Angeles, California 90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.4 billion of assets under management as of December 31, 2003.


FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re- established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the reestablished FMA.


FMA earns a management fee that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Fund's performance exceeds or trails that of its benchmark index, the Lehman Brothers U.S. Corporate High Yield Index, during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                         AVERAGE
                  ANNUALIZED PERFORMANCE
                       DIFFERENTIAL                 ANNUAL            TOTAL
   BASIC FEE       VS. BENCHMARK INDEX           PERFORMANCE FEE     ANNUAL FEE
--------------------------------------------------------------------------------
     0.07%     Greater than or equal to 2.00%        0.22%            0.29%
               Greater than or equal to 1.50%
                 and less than 2.00%                 0.20%            0.27%
               Greater than or equal to 1.00%
                 and less than 1.50%                 0.16%            0.23%
               Greater than or equal to 0.50%
                 and less than 1.00%                 0.12%            0.19%
               Greater than or equal to -0.50%
                 and less than 0.50%                 0.08%            0.15%
               Greater than or equal to -1.00%
                 and less than -0.50%                0.04%            0.11%
               Less than -1.00%                      0.00%            0.07%
--------------------------------------------------------------------------------

The applicable measurement period of FMA's management of the High Yield Bond Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, FMA will receive a performance fee if the High Yield Bond Fund's performance either exceeds the Lehman Brothers U.S. Corporate High Yield Index or trails the Lehman Brothers U.S. Corporate High Yield Index by no more than 1.00%. Because the performance fee is based on the performance of the High Yield Bond Fund relative to its benchmark Index, FMA may receive a performance fee even if the High Yield Bond Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.29% as its total fee. If the Fund underperforms the benchmark by less than -1.00%, the Money Manager will receive 0.07% as its total fee.





--------------------------------------------------------------------------------
                                   accessor 49

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

MONEY MANAGER Cypress Asset Management, 26607 Carmel Center Place, Suite 101, Carmel, CA 93923


Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $535 million in assets under management as of December 31, 2003.


Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.


Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a performance fee, calculated and paid quarterly. The basic fee is equal to an annualized rate of 0.05% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds that of its respective Benchmark Index, the Lehman Brothers Government/Credit Index (Intermediate Fixed-Income) and the Lehman
Brothers Government/Credit 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:



-----------------------------------------------------------------------------------------------
                         AVERAGE
                   ANNUALIZED PERFORMANCE
                       DIFFERENTIAL                        ANNUAL                  TOTAL
   BASIC FEE        VS. BENCHMARK INDEX                PERFORMANCE FEE           ANNUAL FEE
-----------------------------------------------------------------------------------------------
    0.05%      Greater than or equal to 0.70%       0.15%                         0.20%
               Greater than or equal to 0.50%
                 and less than 0.70%                0.05% plus 1/2 (P-0.50%)*     up to 0.20%
               Greater than or equal to 0.35%
                 and less than 0.50%                0.05%                         0.10%
               Less than 0.35%                      0.00%                         0.05%
-----------------------------------------------------------------------------------------------
*P = PERFORMANCE.  EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%,
THE FEE WOULD BE  CALCULATED  AS  [0.05%  BASIC  FEE + 0.05%  PERFORMANCE  FEE +
{(0.60% - 0.50%)/2}] = 0.15%
-----------------------------------------------------------------------------------------------

The applicable measurement period of Cypress' management of each Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance equals or exceeds the Lehman Brothers Government/Credit Index or the Lehman Brother Government/Credit 1-5 Year Index, respectively, by at least 0.35%. Because the performance fee is based on the performance of the Intermediate Fixed-Income Fund and the Short- Intermediate Fixed-Income Fund relative to their respective benchmark Index, Cypress may receive a performance fee even if a Fund's and the Index's total returns are negative. For example if the Fund outperforms the benchmark by 0.70% or more, the Money Manager will receive 0.20% as its total fee. If the Fund underperforms the benchmark by less than 0.35%, the Money Manager will receive 0.05% as its total fee.








--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER BlackRock Financial  Management,  Inc., 345 Park Avenue, New York,
 NY 10154


BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $309 billion in assets under management as of December 31, 2003.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.


BlackRock earns a management fee from the Fund that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets during the period for which performance is being measured. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:


--------------------------------------------------------------------------------
                          AVERAGE
                    ANNUALIZED PERFORMANCE
                        DIFFERENTIAL                 ANNUAL           TOTAL
   BASIC FEE         VS. BENCHMARK INDEX         PERFORMANCE FEE    ANNUAL FEE
--------------------------------------------------------------------------------
     0.07%      Greater than or equal to 2.00%        0.18%           0.25%
                Greater than or equal to 0.50%
                  and less than 2.00%                 0.16%           0.23%
                Greater than or equal to 0.25%
                  and less than 0.50%                 0.12%           0.19%
                Greater than or equal to -0.25%
                  and less than 0.25%                 0.08%           0.15%
                Greater than or equal to -0.50%
                  and less than -0.25%                0.04%           0.11%
                Less than -0.50%                      0.00%           0.07%
--------------------------------------------------------------------------------

The applicable measurement period of BlackRock's management of the Mortgage Securities Fund to calculate the performance differential, the Performance fee rate, and the average net assets to which those fees are applied are the previous twelve complete calendar quarters.

Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds the Lehman Brothers Mortgage-Backed Securities Index, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Because the performance fee is based on the performance of the Mortgage Securities Fund relative to its benchmark Index, BlackRock may receive a performance fee even if the Mortgage Securities Fund's and the Index's total returns are negative. For example, if the Fund outperforms the benchmark by 2.00% or more, the Money Manager will receive 0.25% as its total fee. If the Fund underperforms the benchmark by less than -0.50%, the Money Manager will receive 0.07% as its total fee.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
---------------------------------------------|

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.1 billion in assets under management as of December 31, 2003.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

================================================================================
                                   accessor 51

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------


The Funds offer four classes of shares: Investor Class, Advisor Class, A Class and C Class Shares to the public, through the Distributor. The U.S. Government Money Fund also offers Institutional Class Shares. A Class and C Class Shares are the only classes offered in this prospectus. Investor, Institutional and Advisor Class Shares are offered through separate prospectuses. Each share class of a Fund represents investments in the same portfolio of securities, but each share class will differ principally in terms of sales charges and on-going expenses, allowing you to choose the share class that best meets your current investment needs.


A Class Shares and C Class Shares are designed for people investing through a third party, such as a bank, broker- dealer, a financial adviser, or in a 401(k) or other retirement plan. Third parties may impose policies or fees which are different from those described below. The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund. WHEN YOU PURCHASE SHARES OF A FUND, YOU MUST CHOOSE A SHARE CLASS. IF NO SHARE CLASS IS CHOSEN, THE TRANSFER AGENT WILL REJECT YOUR INVESTMENT.

When choosing a share class you should consider the following:

o    How long you expect to own the shares;

o    How much you intend to invest;

o    Total expenses associated with owning shares of each class;

o Whether you qualify for any reduction or waiver of sales charges (for example, A Class Shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and

o Whether you plan to take any distribution in the near future (for example, the contingent deferred sales charge is waived when taken through a systematic withdrawal plan).

A CLASS SHARES may be appropriate for investors who prefer to pay a Fund's sales charge up front, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

C CLASS SHARES may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

Sales personnel may receive different compensation for selling each share class. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

--------------------------------------------------------------------------------
A CLASS SHARES- GENERAL|
-----------------------|

o SALES CHARGES FRONT-END SALES CHARGE. A Class Shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

FOR EQUITY FUNDS:

--------------------------------------------------------------------------------
                       SALES CHARGE      SALES CHARGE AS       BROKER-DEALER
                      DEDUCTED AS A %      A % OF YOUR       COMMISSIONS AS A %
YOUR INVESTMENT       OFFERING PRICE      NET INVESTMENT     OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000         5.75%               6.10%                5.00%
$50,000 -$99,999          4.75%               4.99%                4.00%
$100,000 - $249,999       4.00%               4.17%                3.25%
$250,000 - $499,999       3.00%               3.09%                2.25%
$500,000 - $999,999       2.00%               2.04%                1.50%
$1 million or more*       0.00%               0.00%            up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

FOR FIXED-INCOME FUNDS (EXCEPT THE U.S. GOVERNMENT MONEY FUND):

--------------------------------------------------------------------------------
                        SALES CHARGE      SALES CHARGE AS      BROKER-DEALER
                       DEDUCTED AS A %      A % OF YOUR      COMMISSIONS AS A %
YOUR INVESTMENT        OFFERING PRICE      NET INVESTMENT    OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000         4.75%               4.99%               4.00%
$100,000 - $249,999        4.00%               4.17%               3.25%
$250,000 - $499,999        3.00%               3.09%               2.25%
$500,000 - $999,999        2.00%               2.04%               1.50%
$1 million or more*        0.00%               0.00%           up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------


YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.


o    ELIMINATING THE SALES CHARGES

U.S. GOVERNMENT MONEY FUND: You will not pay an initial sales charge on direct purchases of A Class Shares of the U.S. Government Money Fund. However, should you exchange or transfer out of the A Class Shares of the U.S. Government Money Fund into A Class Shares of another Fund, you will be subject to an initial sales charge upon the transfer or exchange.

CERTAIN DEFINED CONTRIBUTION PLANS: Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the Accessor Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets. Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SAR-SEPS, SIMPLE IRAs, and individual 403(b) plans.

FEE-BASED INVESTMENT PROGRAMS: Purchases made by or on behalf of financial intermediaries or their trading agents that have entered into arrangements with Accessor Funds or the Distributor specifically for such purchases for clients participating in a fee-based investment program (subject to all its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which the client pays an asset based fee for investment advisory, administrative and/or brokerage services to the financial intermediary.


OTHER INVESTORS: Certain other investors may qualify to purchase shares without a sales charge, such as employees of broker-dealer firms and registered investment advisors that have entered into a selling agreement with the Distributor or who are otherwise authorized to sell Accessor Funds, current and former directors of Accessor Funds, and employees of Accessor Capital. Please see the Statement of Additional Information for more information.

You will not pay an initial sales charge on shares purchased with the proceeds from shares redeemed from another mutual fund complex within the last 60 days where federal or state regulatory authorities have instituted administra- tive enforcement proceeding or civil litigation or where private litigants have instituted civil litigation. Accessor Funds or the Transfer Agent will require appropriate documentation to establish the source of the monies to be invested.




You will not pay an initial sales charge on shares purchased by reinvesting dividends and distributions, when using the reinstatement privilege, or when a merger, consolidation or acquisition of assets of an Accessor Fund occurs.

--------------------------------------------------------------------------------
                                   accessor 53

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------


Financial intermediaries may receive commissions or other concessions on investments made in A Class Shares with no initial sales charge, which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described herein and in the Statement of Additional Information. The Funds may reimburse the Distributor for some or all of these payments through its Plans of Distribution (see below). Financial intermediaries may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the A Class and C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries.


O    REDUCING THE SALES CHARGES

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

AGGREGATING ACCOUNTS. To receive a reduced sales charge on your A Class Shares, investments made by you and your "immediate family" (your spouse and your children under the age of 21) in A Class Shares may be aggregated if made for your own account(s) and/or certain other accounts, such as:

o Trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

o    Solely controlled business accounts and

o    Single-participant retirement plans.

RIGHT OF ACCUMULATION. A right of accumulation lets you add the value of any A Class Shares you own in a Fund (including those shares acquired through reinvestment of distributions) to the amount of your next A Class Shares investment for purposes of calculating the sales charge. You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in A Class Shares of any of the Accessor Funds to determine your A Class Shares sales charge. Direct purchases of the U.S. Government Money Fund are excluded.

You must notify your financial adviser and Accessor Funds or the Transfer Agent at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your financial adviser or Accessor Fund's Transfer Agent does not confirm your represented holdings.

LETTER OF INTENT. You may reduce your A Class Shares sales charges by establishing, in writing, a Letter of Intent. A Letter of Intent lets you purchase A Class Shares over a 13-month period at the same sales charge as if all shares had been purchased at once. Shares of U.S. Government Money Market Fund are excluded.

A Letter of Intent allows you to combine all non-U.S. Government Money Fund purchases of A Class Shares that you intend to make over a 13-month period, to determine the applicable sales charge; however, the Letter of Intent is to be completed based on amounts purchased, not on market value. Capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases.

To determine the applicable sales charge reduction, at your request you may also include the cost of A Class Shares in other Accessor Funds which were previously purchased at a price including a front-end sales charge during the 90- day period prior to Accessor Funds receiving the Letter of Intent. You can obtain a Letter of Intent by contacting your financial advisor or by calling Accessor Funds at (800) 759-3504.

If you do not achieve the stated investment goal within the 13 month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. If you redeem all of your A Class Shares before the 13 months is up, the Letter of Intent is automatically cancelled and the difference in the sales charge is deducted from your redemption proceeds.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS ON REDUCING YOUR A CLASS SHARES' SALES CHARGE.

--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------
C CLASS SHARES- GENERAL|
-----------------------|

You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") of 1.00% on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

--------------------------------------------------------------------------------
MORE ON CDSC|
------------|

The CDSC is a sales charge that you pay when you redeem certain Fund shares. The
CDSC:

o    Is calculated based on the number of shares you are selling;

o Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;

o Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o If a CDSC is applicable, applies to redemptions made through the date 24 months after the date on which your purchase was accepted for A Class Shares and applies to redemptions made through the date one year after the date on which your purchase was accepted for C Class shares.

A CDSC regardless of class will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.

o ELIMINATING THE CDSC If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Funds' Transfer Agent, at the time of the purchase. If the Transfer Agent is not notified at the time of purchase, the CDSC will apply. As long as the Transfer Agent is notified at the time you purchase your shares, the CDSC for such shares may generally be eliminated to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions; to make payments through Accessor Funds' systematic withdrawal plan; or due to shareholder death or disability. If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

DISTRIBUTION AND SERVICE ARRANGEMENTS


o DISTRIBUTION AND SERVICE PLANS. Accessor Funds has adopted Distribution and Service Plans (Rule 12b-1 Plans) under which it may finance activities primarily intended to sell shares, to pay for marketing and other fees to support the sale and distribution of A Class Shares and C Class Shares and certain services provided to you by your financial intermediary, provided the categories of expenses are approved in advance by the Accessor Fund's Board of Directors and your financial intermediary is permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. These annual distribution and service fees may equal up to 0.25% for the Fixed-Income Funds A Class Shares, up to 0.35% for the Equity Funds' A Class Shares and up to 1.00% for C Class Shares, and are paid out of the assets of the Funds' A Class or C Class Shares. For both share classes, up of 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses. These fees may not be paid where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the payment of any otherwise applicable CDSC may not be required.


--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                      A CLASS AND C CLASS SHARES - GENERAL
--------------------------------------------------------------------------------

Each class of shares pays distribution fees and service fees either to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and providing non-distribution related shareholder services or directly to financial intermediaries.

Generally, the 12b-1 fees are paid to financial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the annual 12b-1 fee upon initial purchase of C Class Shares or for investments over $1 million in the A Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services and may be in the form of cash, or if permitted, non-cash payments.

Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost and reduce the return of your investment. The higher fees for C Class Shares may cost you more over time than paying the initial sales charge for A Class Shares and a lower on-going 12b-1 fee.

o OTHER COMPENSATION TO DEALERS The Distributor may pay or sponsor informational meetings for dealers as described in the statement of additional information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the A Class Shares or C Class Shares that will be allocated under the Accessor Funds' Distribution and Service Plans.

























--------------------------------------------------------------------------------
                                   accessor 56

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
-----------------|


o FINANCIAL INTERMEDIARIES. Fund Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries  may also  charge  transaction,  administrative  or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Fund Shares directly from Accessor Funds for no sales charge or commission.


o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.


--------------------------------------------------------------------------------
HOW TO PURCHASE|                                   |Shares  of the Funds may not
---------------|                                   |be  purchased  on days  when
                                                   |the  NYSE  is   closed   for
Not all  Accessor  Funds may be  offered in your   |trading:   New  Year's  Day,
state of residence. Contact your financial |Martin Luther King, Jr. Day, intermediary or the Transfer Agent to ensure |Presidents Day, Good Friday, that the Fund you want to purchase is offered in |Memorial Day, Independence
your state of residence.                           |Day, Labor Day, Thanksgiving
                                                   |Day and Christmas Day.
Normally your financial intermediary will send ----------------------------- your purchase requests to Accessor Funds' Transfer Agent. Purchase orders are accepted on each business day that the NYSE is open and must be received in good order. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, class of shares, and signature of authorized signer. You must let the Transfer Agent know at the time you purchase A Class Shares that you qualify for a reduction in the initial sales charge. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.


The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") plus any initial sales charge that applies after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any

--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. The Funds may restrict or close an account when necessary or appropriate to comply with anti-money laundering laws. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:
                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.


o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.


o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
-----------------------------------------------------------------|


Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                       PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                                               INVESTMENT MINIMUMS
----------------------------------------------------------------------------------------------------------------
                   REGULAR ACCOUNTS                                            RETIREMENT ACCOUNTS
--------------------------------------------------------|-------------------------------------------------------
INITIAL INVESTMENT                                      |    INITIAL INVESTMENT
One Fund only:   $5,000                                 |    Traditional IRA/Roth IRA/      $2,000 aggregated
Multiple Funds:  $10,000 aggregated among the Funds     |    SIMPLE/Coverdell:              among the Funds
--------------------------------------------------------|-------------------------------------------------------
ADDITIONAL INVESTMENT(S)                                |    ADDITIONAL INVESTMENT(S)
One Fund only:   $1,000                                 |    Traditional IRA/Roth IRA/      $2,000 aggregated
Multiple Funds:  $2,000 aggregated among the Funds      |    SIMPLE/Coverdell:              among the Funds
----------------------------------------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER  PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE
MANAGEMENT OF THE FUNDS. THE MAXIMUM INVESTMENT IN C CLASS SHARES IS $1 MILLION PER TRANSACTION PER FUND.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|


Investors purchase shares of a Fund at the offering price, which for the A Class Shares is the NAV plus any applicable sales charges, and C Class Shares is its NAV. The NAV for each class is calculated by adding the value of Fund assets attributable to that class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class shares. While the assets of each class are invested in a single portfolio of securities, the NAV for each class will differ because the classes have different ongoing distribution fees and other expenses. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund and the Allocation Funds, which calculate their NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the offering price that is next calculated after purchase requests are received by the Funds in good order. A Class Shares and C Class Shares may also be subject to a CDSC on redemptions (see A Class and C Class Shares - General, above). The net asset value may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on the Accessor web site (www.accessor.com).

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.


--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you
(i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are


--------------------------------------------------------------------------------
                                   accessor 59

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

also subject to these limits.


Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined in the discretion of the Fund (and Accessor Capital, on behalf of the Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program, withdrawals made pursuant to the systematic withdrawal program and portfolio rebalancing. The Fund cannot ensure that it will be able to identify all cases of market timing and excessive trading although it believes it has adequate procedures in place to attempt to do so.


--------------------------------------------------------------------------------
FOR MORE INFORMATION|
--------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next offering price calculated after the Transfer Agent receives the exchange request in good order.


A Class Shares of a Fund exchanged into A Class Shares of another Fund are not subject to a front-end load, except that exchanges of A Class Shares from the U.S. Government Money Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge on exchanges into A Class Shares of another Fund. If you exchange A Class Shares of a Fund for A Class Shares of another Fund that is subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. Your CDSC will be calculated from the date of your original purchase.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of your shares and will not be affected by any exchange. For exchanges into a class of shares subject to a CDSC from different classes of a Fund, the holding period for determining your CDSC begins upon the exchange into the class subject to the CDSC. Upon exchanges from a class of shares subject to a CDSC into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging.

Exchanges have the same tax consequences as ordinary sales and purchases.

An exchange of shares from a Fund is treated for tax purposes like a sales of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares. An exchange from one class of shares of a Fund into another class of the same Fund is not treated as a redemption and a sale for tax purposes.


Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.


--------------------------------------------------------------------------------
                                   accessor 60

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Normally, your financial intermediary will send your exchange request to Accessor Funds' Transfer Agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Once you have established an account, exchanges may be made any of the following ways:

o    BY MAIL. Share exchange instructions may be mailed to:
                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.



You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------


Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' Transfer Agent. Shares held for you in your dealer's name must be sold through the dealer. Consult your financial intermediary for more information. Investors may request to redeem Fund Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial |------------------------------ intermediaries prior to the close of the NYSE, |Redemption requests for shares normally 4:00 p.m. Eastern time. Requests |that were purchased by check received "in good order" must include: account |will be honored at the next name, account number, dollar or share amount |NAV calculated after receipt of transaction, Fund(s), allocation of |of the redemption request.
investment,   and   signature  of   authorized   |However,  redemption  proceeds
signer. The Transfer Agent may require that |will not be transmitted until you provide additional information, such as |the check used for the corporate resolutions or powers of attorney, |investment has cleared (up to if applicable. If you are redeeming from an |15 days after a deposit). The IRA account, you must include an Authorization |Transfer Agent may charge a for Distribution from IRA form, which includes |$10.00 processing fee for each
a statement of whether or not you are at least   |redemption check.
59-1/2  years old and whether you wish to have   |------------------------------
federal  income  tax  withheld  from  your  proceeds.   Contact  your  financial
intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:


o    BY MAIL. Redemption requests may be mailed to:
                      Accessor Funds, Inc.
                      Attn:  Shareholder Services
                      P. O. Box 1748
                      Seattle, WA 98111-1748.

--------------------------------------------------------------------------------
                                   accessor 61

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
     224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


O REINSTATEMENT PRIVILEGE. You may, within 60 days after you sell shares, reinvest all or part of your redemption proceeds in A Class Shares of any Fund at net asset value in an identically registered account, provided the privilege has not been used more than once in the prior 12 months. The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares". If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of A Class Shares. If you paid a contingent deferred sales charge on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the Transfer Agent that you are exercising your reinstatement privilege in writing. Amounts redeemed within 90 days of investment in the Equity Funds or the High Yield Bond Fund may be subject to a 2% redemption fee in connection with the Funds' Market Timing/Excessive Trading policy. See Market Timing/Excessive Trading above.


o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90- day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.


In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.


o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.


You will not be charged a CDSC for A Class Shares (on purchases subject to a CDSC) unless you withdraw more than 12% annually on the amount subject to the CDSC within the first 24 months after purchase. You will not be charged a CDSC for C Class Shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.


o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


--------------------------------------------------------------------------------
                                   accessor 62

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another individual or organization.

o Requests that redemption proceeds be sent to a different name or address than is registered on the account.

o    Requests that fed-wire instructions be changed.

o    Requests for name changes.

o    Adding or removing a shareholder on an account.

o    Establishing or changing certain services after the account is open.

================================================================================
                       DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short- term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.


o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on A Class or C Class Shares of a Fund will be automatically reinvested in additional A Class or C Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in A Class or C Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.


================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

--------------------------------------------------------------------------------
                                   accessor 63

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.


Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.


An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.

--------------------------------------------------------------------------------
                                   accessor 64

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.













































--------------------------------------------------------------------------------
                                   accessor 65

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  17.14       $   17.19

  Net investment income (loss)(1)                                 (0.10)           -
  Net realized and unrealized gain (loss) on investments           3.65           (0.05)
                                                               -----------------------------
Total from investment operations                                   3.55           (0.05)

  Distributions from net investment income                        (0.01)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.01)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  20.68       $   17.14
============================================================================================

TOTAL RETURN(2)                                                   20.72%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,333       $     733
  Ratio of expenses to average net assets(4)                       1.83%           0.00%*
  Ratio of net investment loss to average net assets              (0.51)%          0.00%*
Portfolio turnover rate                                           76.58%          66.00%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  19.22

  Net investment income (loss)(1)                                  0.00
  Net realized and unrealized gain (loss) on investments           1.54
                                                               -----------------------------
Total from investment operations                                   1.54
  Distributions from net investment income                        (0.01)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.01)
                                                               -----------------------------
NET ASSET VALUE, END OF PERIOD                                 $  20.75
============================================================================================

TOTAL RETURN(2,3)                                                  8.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
  Ratio of expenses to average net assets(4)                       1.52%*
  Ratio of net investment loss to average net assets               0.00%*
Portfolio turnover rate                                           76.58%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 66

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND|
----------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.62       $   13.58

  Net investment income (loss)(1)                                  0.02            -
  Net realized and unrealized gain (loss) on investments           3.95            0.04
                                                               -----------------------------
Total from investment operations                                   3.97            0.04

  Distributions from net investment income                        (0.02)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.02)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  17.57       $   13.62
============================================================================================

TOTAL RETURN(2)                                                   29.20%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,283       $     639
  Ratio of expenses to average net assets(4)                       1.84%           0.00%*
  Ratio of net investment income to average net assets             0.12%           0.00%*
Portfolio turnover rate                                          118.86%         117.49%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.65

  Net investment income (loss)(1)                                  0.01
  Net realized and unrealized gain (loss) on investments           1.94
                                                               -----------------------------
Total from investment operations                                   1.95

Distributions from net investment income                          (0.03)
Distributions from capital gains                                   -
Distributions in excess of capital gains                           -
                                                               -----------------------------
Total distributions                                               (0.03)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  17.57
============================================================================================

TOTAL RETURN(2,3)                                                 12.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      2
Ratio of expenses to average net assets(4)                         1.69%*
Ratio of net investment income to average net assets               0.34%*
Portfolio turnover rate                                          118.86%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 67

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
---------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003         2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  14.62       $   14.56

  Net investment income (loss)(1)                                 (0.15)           -
  Net realized and unrealized gain (loss) on investments           6.37            0.06
                                                               -----------------------------
Total from investment operations                                   6.22            0.06

  Distributions from net investment income                         -               -
  Distributions from capital gains                                 -               -
Distributions in excess of capital gains                           -               -
                                                               -----------------------------
Total distributions                                                -               -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  20.84       $   14.62
============================================================================================

TOTAL RETURN(2)                                                   42.54%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,221       $     503
  Ratio of expenses to average net assets(4)                       2.23%           0.00%*
  Ratio of net investment loss to average net assets              (0.87)%          0.00%*
Portfolio turnover rate                                           47.88%          44.59%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  18.34
  Net investment income (loss)(1)                                 (0.02)
  Net realized and unrealized gain (loss) on investments           2.66
                                                               -----------------------------
Total from investment operations                                   2.64

  Distributions from net investment income                         -
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                                -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  20.98
============================================================================================

TOTAL RETURN(2,3)                                                 14.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.82%*
Ratio of net investment loss to average net assets                (0.36)%*
Portfolio turnover rate                                           47.88%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 68

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
-------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.64       $    9.54
  Net investment income (loss)(1)                                  0.01            -
  Net realized and unrealized gain (loss) on investments           3.18            0.10
                                                               -----------------------------
Total from investment operations                                   3.19            0.10

  Distributions from net investment income                         -               -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                                -               -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.83       $    9.64
============================================================================================

TOTAL RETURN(1)                                                   33.09%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,113       $     635
  Ratio of expenses to average net assets(4)                       2.36%           0.00%*
  Ratio of net investment income to average net assets             0.09%           0.00%*
Portfolio turnover rate                                           21.84%         107.71%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.18
  Net investment income (loss)(1)                                 (0.03)
  Net realized and unrealized gain (loss) on investments           1.79
                                                               -----------------------------
Total from investment operations                                   1.76

  Distributions from net investment income                         -
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                                -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.94
============================================================================================

TOTAL RETURN(2,3)                                                 15.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.85%*
Ratio of net investment loss to average net assets                (1.11)%*
Portfolio turnover rate                                           21.84%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 69

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
--------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.86       $    9.86

  Net investment income (loss)(1)                                  0.84            -
  Net realized and unrealized gain (loss) on investments           1.33            -
                                                               -----------------------------
Total from investment operations                                   2.17            -

  Distributions from net investment income                        (0.86)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.86)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  11.17       $    9.86
============================================================================================

TOTAL RETURN(3)                                                   22.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,224       $     524
  Ratio of expenses to average net assets(4)                       1.97%           0.00%*
  Ratio of net investment income to average net assets             7.96%           0.00%*
Portfolio turnover rate                                          154.85%         108.29%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.77
  Net investment income (loss)(1)                                  0.22
  Net realized and unrealized gain (loss) on investments           0.42
                                                               -----------------------------
Total from investment operations                                   0.64

  Distributions from net investment income                        (0.24)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.24)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  11.17
============================================================================================

TOTAL RETURN(2,3)                                                  5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $     15
Ratio of expenses to average net assets4                           1.15%*
Ratio of net investment income to average net assets               8.82%*
Portfolio turnover rate                                          154.85%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 70

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND|
------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.45       $   12.47

  Net investment income (loss)(1)                                  0.43            -
  Net realized and unrealized gain (loss) on investments           0.05           (0.02)
                                                               -----------------------------
Total from investment operations                                   0.48           (0.02)

  Distributions from net investment income                        (0.45)           -
  Distributions from capital gains                                (0.36)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.81)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.12       $   12.45
============================================================================================

TOTAL RETURN(2)                                                    3.86%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,320       $     621
  Ratio of expenses to average net assets(4)                       1.76%           -
  Ratio of net investment income to average net assets             3.44%           -
Portfolio turnover rate                                          105.58%          93.56%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                              FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.53
  Net investment income (loss)(1)                                  0.12
  Net realized and unrealized gain (loss) on investments          (0.04)
                                                               -----------------------------
Total from investment operations                                   0.08

  Distributions from net investment income                        (0.13)
  Distributions from capital gains                                (0.36)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.49)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.12
============================================================================================

TOTAL RETURN(2,3)                                                  0.63%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.59%*
Ratio of net investment income to average net assets               3.98%*
Portfolio turnover rate                                          105.58%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                  accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND|
------------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.33       $   12.34
  Net investment income (loss)(1)                                  0.30            -
  Net realized and unrealized gain (loss) on investments          (0.16)          (0.01)
                                                               -----------------------------
Total from investment operations                                   0.14           (0.01)

  Distributions from net investment income                        (0.30)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.30)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.17       $   12.33
============================================================================================

TOTAL RETURN(2)                                                    1.18%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,739       $     606
  Ratio of expenses to average net assets(4)                       1.63%           0.00%*
  Ratio of net investment income to average net assets             2.48%           0.00%*
Portfolio turnover rate                                           86.10%          50.96%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.24
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments          (0.06)
                                                               -----------------------------
Total from investment operations                                   0.01

  Distributions from net investment income                        (0.08)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.08)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.17
============================================================================================

TOTAL RETURN(2,3)                                                  0.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
Ratio of expenses to average net assets4                           1.19%*
Ratio of net investment income to average net assets               2.39%*
Portfolio turnover rate                                           86.10%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                  accessor 72

================================================================================
                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(5)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.00       $   13.01
  Net investment income (loss)(1)                                  0.25            -
  Net realized and unrealized gain (loss) on investments          (0.08)          (0.01)
                                                               -----------------------------
Total from investment operations                                   0.17           (0.01)

  Distributions from net investment income                        (0.24)           -
  Distributions from capital gains                                (0.22)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.46)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.71       $   13.00
============================================================================================

TOTAL RETURN(2)                                                    1.30%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,401       $     631
  Ratio of expenses to average net assets(4)                       1.85%           0.00%*
  Ratio of net investment income to average net assets             1.92%           0.00%*
Portfolio turnover rate                                          425.28%         294.60%

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(6)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.91
  Net investment income (loss)(1)                                  0.09
  Net realized and unrealized gain (loss) on investments           0.00
                                                               -----------------------------
Total from investment operations                                   0.09

  Distributions from net investment income                        (0.10)
  Distributions from capital gains                                (0.22)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.32)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  12.68
============================================================================================

TOTAL RETURN(2,3)                                                  0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $      1
  Ratio of expenses to average net assets4                         1.59%*
  Ratio of net investment income to average net assets             2.78%*
Portfolio turnover rate                                          425.28%

--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  The effect of any custody credits on this ratio is less than 0.01%.
(5)  Class commenced operations on December 30, 2002.
(6)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 73

================================================================================
                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND|
--------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both the C Class Shares and the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   1.00       $    1.00
  Net investment income (loss)(1)                                  0.00(5)         -
  Distributions from net investment income                        (0.00)(5)        -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $   1.00       $    1.00
============================================================================================

TOTAL RETURN(2)                                                    0.35%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    747       $     302
  Ratio of expenses to average net assets(7)                       0.81%           0.00%*
  Ratio of net investment income to average net assets             0.35%           0.00%*

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   1.00
Net investment income (loss)(1)                                    0.00(5)
Distributions from net investment income                          (0.00)(5)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $   1.00
============================================================================================

TOTAL RETURN(2,6)                                                  0.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $     10
Ratio of expenses to average net assets(7)                         0.71%*
Ratio of net investment income to average net assets               0.40%*










--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
(4)  Class commenced operations on September 29, 2003.
(5)  Less than ($0.005) per share.
(6)  Class A total return does not include the one-time front end sales charge.
(7) The effect of any custody credits on this ratio is less than 0.01%. *Annualized

================================================================================
                                   accessor 74

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.18       $   15.19
  Net investment income (loss)(1)                                  0.33            -
  Net realized and unrealized gain (loss) on investments           0.21           (0.01)
                                                               -----------------------------
Total from investment operations                                   0.54           (0.01)

  Distributions from net investment income                        (0.37)           -
  Distributions from capital gains                                (0.07)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.44)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  15.28       $   15.18
============================================================================================

TOTAL RETURN(2)                                                    3.62%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    448       $       1
  Ratio of gross expenses to average net assets                    1.29%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            2.08%           0.00%*
  Ratio of net investment income to average net assets             2.27%           0.00%*
Portfolio turnover rate                                           52.48%          50.44%















--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized

================================================================================
                                  accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                              FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  15.32
  Net investment income (loss)(1)                                  0.10
  Net realized and unrealized gain (loss) on investments           0.04
                                                               -----------------------------
Total from investment operations                                   0.14

  Distributions from net investment income                        (0.10)
  Distributions from capital gains                                (0.07)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.17)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  15.29
============================================================================================

TOTAL RETURN(2,3)                                                  0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    150
  Ratio of gross expenses to average net assets                    1.11%*
  Ratio of net expenses to average net assets                      0.35%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            4.04%*
  Ratio of net investment income to average net assets             4.78%*
Portfolio turnover rate                                           52.48%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                  accessor 76

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.48       $   13.47
  Net investment income (loss)(1)                                  0.27            -
  Net realized and unrealized gain (loss) on investments           1.37            0.01
                                                               -----------------------------
Total from investment operations                                   1.64            0.01

  Distributions from net investment income                        (0.25)           -
  Distributions from capital gains                                (0.06)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.31)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.81       $   13.48
============================================================================================

TOTAL RETURN(2)                                                   12.42%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  1,221       $       1
  Ratio of gross expenses to average net assets                    1.30%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.73%           0.00%*
  Ratio of net investment income to average net assets             1.93%           0.00%*
Portfolio turnover rate                                           26.08%          24.38%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized

================================================================================
                                   accessor 77

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  14.33
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments           0.57
                                                               -----------------------------
Total from investment operations                                   0.64

  Distributions from net investment income                        (0.08)
  Distributions from capital gains                                (0.06)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.14)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.83
============================================================================================

TOTAL RETURN(2,3)                                                  4.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $     47
  Ratio of gross expenses to average net assets                    1.25%
  Ratio of net expenses to average net assets                      0.45%
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.82%
  Ratio of net investment income to average net assets             2.61%
Portfolio turnover rate                                           26.08%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 78

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                   FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.37       $   12.36
  Net investment income (loss)(1)                                  0.20            -
  Net realized and unrealized gain (loss) on investments           2.05            0.01
                                                               -----------------------------
Total from investment operations                                   2.25            0.01

  Distributions from net investment income                        (0.21)           -
  Distributions from capital gains                                (0.03)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.24)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.38       $   12.37
============================================================================================

TOTAL RETURN(1)                                                   18.33%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  5,192       $       1
  Ratio of gross expenses to average net assets                    1.23%           0.00%
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.37%           0.00%*
  Ratio of net investment income to average net assets             1.50%           0.00%*
Portfolio turnover rate                                           19.58%          21.72%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized

================================================================================
                                   accessor 79

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND|
------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.56
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments           0.86
                                                               -----------------------------
Total from investment operations                                   0.93

  Distributions from net investment income                        (0.07)
  Distributions from capital gains                                (0.03)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.10)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.39
============================================================================================

TOTAL RETURN(2,3)                                                  6.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    276
  Ratio of gross expenses to average net assets                    0.97%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            2.79%*
  Ratio of net investment income to average net assets             3.30%*
Portfolio turnover rate                                           19.58%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 80

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                    FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                           2003           2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.86       $   11.84
  Net investment income (loss)(1)                                  0.17            -
  Net realized and unrealized gain (loss) on investments           2.30            0.02
                                                               -----------------------------
Total from investment operations                                   2.47            0.02

  Distributions from net investment income                        (0.17)           -
  Distributions from capital gains                                (0.03)           -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.20)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.13       $   11.86
============================================================================================

TOTAL RETURN(2)                                                   20.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  8,012       $       1
  Ratio of gross expenses to average net assets                    1.23%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.18%           0.00%*
  Ratio of net investment income to average net assets             1.31%           0.00%*
Portfolio turnover rate                                           19.56%          32.07%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized

================================================================================
                                   accessor 81

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND|
-------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                               FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.16
  Net investment income (loss)(1)                                  0.07
  Net realized and unrealized gain (loss) on investments           0.99
                                                               -----------------------------
Total from investment operations                                   1.06

  Distributions from net investment income                        (0.06)
  Distributions from capital gains                                (0.03)
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.09)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  14.13
============================================================================================

TOTAL RETURN(2,3)                                                  8.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    390
  Ratio of gross expenses to average net assets                    0.97%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            2.33%*
  Ratio of net investment income to average net assets             2.85%*
Portfolio turnover rate                                           19.56%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 82

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                     FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.80       $   10.77
  Net investment income (loss)(1)                                  0.13            -
  Net realized and unrealized gain (loss) on investments           2.77            0.03
                                                               -----------------------------
Total from investment operations                                   2.90            0.03

  Distributions from net investment income                        (0.11)           -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                               (0.11)           -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.59       $   10.80
============================================================================================

TOTAL RETURN(2)                                                   27.04%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  5,095       $       1
  Ratio of gross expenses to average net assets                    1.22%           0.00%*
  Ratio of net expenses to average net assets                      1.10%           0.00%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            0.97%           0.00%*
  Ratio of net investment income to average net assets             1.09%           0.00%*
Portfolio turnover rate                                           16.85%           9.59%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized

================================================================================
                                   accessor 83

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND|
----------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                                20034
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  12.35
  Net investment income (loss)(1)                                  0.05
  Net realized and unrealized gain (loss) on investments           1.27
                                                               -----------------------------
Total from investment operations                                   1.32

  Distributions from net investment income                        (0.05)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.05)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.62
============================================================================================

TOTAL RETURN(2,3)                                                 10.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $  2,136
  Ratio of gross expenses to average net assets                    0.94%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            1.41%*
  Ratio of net investment income to average net assets             1.90%*
Portfolio turnover rate                                           16.85%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 84

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
C CLASS SHARES
FOR A SHARE OUTSTANDING                                      FOR THE YEAR/PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                            2003          2002(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.04       $   10.01
  Net investment income (loss)(1)                                 (0.04)           -
  Net realized and unrealized gain (loss) on investments           3.00            0.03
                                                               -----------------------------
Total from investment operations                                   2.96            0.03

  Distributions from net investment income                         -               -
  Distributions from capital gains                                 -               -
  Distributions in excess of capital gains                         -               -
                                                               -----------------------------
Total distributions                                                -               -
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.00       $   10.04
============================================================================================

TOTAL RETURN(2)                                                   29.48%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    483       $       1
  Ratio of gross expenses to average net assets                    1.26%           -
  Ratio of net expenses to average net assets                      1.10%           -
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets           (0.52)%          -
  Ratio of net investment loss to average net assets              (0.37)%          -
Portfolio turnover rate                                            7.27%           8.11%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
*Annualized

================================================================================
                                   accessor 85

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND|
---------------------------------|

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for the A Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------
A CLASS SHARES
FOR A SHARE OUTSTANDING                                 FOR THE PERIOD ENDED 12/31
THROUGHOUT THE PERIOD                                          2003(4)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.66
  Net investment income (loss)(1)                                  0.02
  Net realized and unrealized gain (loss) on investments           1.40
                                                               -----------------------------
Total from investment operations                                   1.42

  Distributions from net investment income                        (0.01)
  Distributions from capital gains                                 -
  Distributions in excess of capital gains                         -
                                                               -----------------------------
Total distributions                                               (0.01)
                                                               -----------------------------

NET ASSET VALUE, END OF PERIOD                                 $  13.07
============================================================================================

TOTAL RETURN(2,3)                                                 12.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $    191
  Ratio of gross expenses to average net assets                    1.06%*
  Ratio of net expenses to average net assets                      0.45%*
  Ratio of net investment income (loss) (excluding expenses
    paid directly by the advisor) to average net assets            0.71%*
  Ratio of net investment income to average net assets             1.32%*
Portfolio turnover rate                                            7.27%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class A total return does not include the one-time front end sales charge.
(4)  Class commenced operations on September 29, 2003.
*Annualized

================================================================================
                                   accessor 86

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX*|
----------------------------|


The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.


Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX ~ S&P 500/BARRA VALUE INDEX|
------------------------------------------------------|

BARRA, in collaboration with Standard and Poor's, has constructed the S&P 500/BARRA Growth Index (the "Growth Index") and S&P 500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization- weighted and is rebalanced semiannually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings- to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Technology and Health Care than the S&P 500.


As of December 31, 2003, there were 162 companies in the Growth Index and 338 companies in the Value Index.







--------------------------------------------------------------------------------
                                   accessor 87

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
WILSHIRE 4500 INDEX*|
--------------------|

While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 17% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7000 capitalization weighted security returns are used to adjust the Wilshire
5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to 1.0 on December 31, 1970.

--------------------------------------------------------------------------------
*"WILSHIRE 4500" AND "WILSHIRE 5000" ARE REGISTERED TRADEMARKS OF WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|


The MSCI EAFE + EM Index is a market-capitalization-weighted index composed of companies representative of the market structure of 48 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.


The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.


MSCI Emerging Markets ("EM") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


As of December 31, 2003, the MSCI + EM Index consisted of 1565 companies traded on stock markets in 48 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.51%, Austria 0.20%, Belgium 0.94%, Denmark 0.68%, Finland 1.50%, France 8.69%, Germany 6.47%, Greece 0.41%, Hong Kong 1.86%, Ireland 0.66%, Italy 3.48%, Japan 19.22%, Luxembourg 0.09%, Netherlands 4.78%, New Zealand 0.21%, Norway 0.43%, Portugal 0.32%, Singapore 0.74%, Spain 3.31%, Sweden 2.40%, Switzerland 6.64%, United Kingdom 23.67%.

Emerging Markets: Argentina 0.04%, Brazil 0.93%, Chile 0.21%, China 0.37%, Colombia 0.01%, Czech Republic 0.05%, Egypt 0.00%, Hungary 0.10%, India 0.57%, Indonesia 0.15%, Israel 0.33%, Jordan 0.02%, Malaysia 0.46%, Mexico 0.65%,
Morocco 0.00%, Pakistan 0.02%, Peru 0.06%, Philippines 0.05%, Poland 0.13%, Russia 0.48%, South Africa 0.94%, South Korea 1.84%, Taiwan 1.23%, Thailand 0.32%, Turkey 0.17%, Venezuela 0.01%.

Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary


--------------------------------------------------------------------------------
                                   accessor 88

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------


to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2003, the value of the MSCI EAFE + EM Index was 234.513.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAGE+EMF INDEX.

--------------------------------------------------------------------------------
LEHMAN BROTHERS*
GOVERNMENT/CREDIT INDEX
GOVERNMENT/CREDIT 1-5 YEAR INDEX
U.S. CORPORATE HIGH YIELD INDEX
MORTGAGE-BACKED SECURITIES INDEX|
--------------------------------

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar- denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as original issue zeros and step-up coupon structures.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE-SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
                                   accessor 89

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

o    Fund performance data and financial statements

o    Fund holdings.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com
           ----------------

Securities and Exchange Commission
Washington, DC  20549-0102
Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
e-mail:  publicinfo@sec.gov
web site:  www.sec.gov
           -----------

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.
                                 -----------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.




                                   accessor 90

                    THIS PAGE IS NOT PART OF THE PROSPECTUS.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS.

                              ADVISOR CLASS SHARES




ACCESSOR FUNDS, INC. PROSPECTUS                            April 29, 2004




                                 U.S. GOVERNMENT
                                   MONEY FUND


                                [LOGO] ACCESSOR
                                       ------


           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.






        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

   Fund Details................................................................1
   Performance.................................................................2
   Expenses....................................................................3
   Securities and Risks........................................................5
   Other Investment Strategies, Security Types and Risks.......................4
   Management, Organization and Capital Structure..............................5

SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................6
   Exchanging Fund Shares..................................................... 8
   Redeeming Fund Shares...................................................... 9
   Dividends and Distributions................................................10
   Valuation of Securities....................................................11
   Taxation...................................................................11
   Service & Distribution Arrangements........................................11
   Privacy Policy.............................................................12
   Financial Highlights.......................................................12

[GRAPHIC]   U.S. GOVERNMENT MONEY FUND FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.



     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.


     Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 7.

     GOVERNMENT SPONSORED ENTERPRISES ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government.

     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.

     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.




--------------------------------------------------------------------------------
     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 1

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------
     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Fund from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future. Accessor Capital began managing the Fund on September 7, 1994. The chart and table reflect results achieved by previous Money Managers for periods prior to that date.




            U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


AS OF 12/31 EACH YEAR
[GRAPH]

  3.70    5.33    4.78    5.07    5.00    4.72    5.99   3.81  1.45  0.72
  ------------------------------------------------------------------------
   94      95      96      97      98      99      00     01    02    03


                                                                ----------------
                                                                  YEAR TO DATE

                                                                      0.16%

                                                                 AS OF 3/31/04
                                                                ----------------
                                                                  BEST QUARTER

                                                                      1.53%

                                                                 4TH QTR 2000
                                                                ----------------
                                                                WORST QUARTER

                                                                      0.16%

                                                                4TH 1TR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                            1 YR           5 YRS         10 YRS
--------------------------------------------------------------------------------------------------------------
    FUND RETURNS BEFORE TAXES                                              0.72%         3.32%          4.05%
    CITIGROUP 3 MONTH T-BILL INDEX(1)                                      1.07%         3.50%          4.30%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

THE FUND'S 7-DAY  EFFECTIVE YIELD ON 3/31/04 WAS 0.60%.




--------------------------------------------------------------------------------

(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMAN BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.

FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.





                                   ACCESSOR 2

                                    EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the U.S. Government Money Fund. Except where noted, the tables reflect historical fees and expenses of the Fund.

                                                                         U.S. GOVERNMENT
                                                                           MONEY FUND
----------------------------------------------------------------------------------------
   SHAREHOLDER FEES(1,2)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                 NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                      NONE
   MAXIMUM DEFERRED SALES CHARGE                                             NONE
   REDEMPTION FEE(3)                                                         NONE


   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                           0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                      NONE
   OTHER EXPENSES(4)                                                         0.38
                                                                         ------------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.46
                                                                         ============




--------------------------------------------------------------------------------
(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

     The Example shows what an investor in the Advisor Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Advisor Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------



   FUND                                        ONE YEAR      THREE YEARS    FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT MONEY                      $ 47.00        $ 148.00       $ 258.00     $ 579.00
==================================================================================================





                                   ACCESSOR 3

                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
     This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.

     CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.

--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES


     * MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

     *GOVERNMENT SPONSORED ENTERPRISES, known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

     * U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

--------------------------------------------------------------------------------
PRINCIPAL RISKS


     * GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing by the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

     * INFLATION RISK. The real value of the Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

                                        ACCESSOR 4


     * STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

================================================================================

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES

     * Repurchase Agreements are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.



                                   ACCESSOR 7

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER RISKS

     * BOND MARKET VOLITILITY. Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the Fund will generally fall as well but, unlike other fixed-income securities, in the Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

     * CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

     * INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money marked funds, so investors should expect the Fund's monthly income to fluctuate.

     * REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

================================================================================

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

     MANAGER & ADMINISTRATOR  Accessor Capital Management LP,
                              1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2 billion of assets under management as of December 31, 2003.

     The Fund is one of 15 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs and selects the Money Managers for the Accessor Funds, if applicable, and monitors the performance of the Money Managers. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Fund.


     Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Fund paid 0.08% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2003.


     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.


                                   ACCESSOR 5

================================================================================

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

     * DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.


     * FINANCIAL INTERMEDIARIES. Advisor Class shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Advisor Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.


================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE


The Fund may not be offered in your state of        | Advisor  Class  Shares  of
residence.  Contact your financial intermediary     | the   Fund   may   not  be
or the Transfer Agent to ensure that the Fund       | purchased on days when the
is offered in your state of residence.              | NYSE   is    closed    for
                                                    | trading:  New Year's  Day,
Purchase  orders are accepted on each business      | Martin  Luther  King,  Jr.
day that the New York Stock Exchange is open        | Day,  Presidents Day, Good
and must be received in good order prior to         | Friday,    Memorial   Day,
5:00 p.m. Eastern time.  If the Transfer Agent      | Independence   Day,  Labor
receives a purchase order on any business day       | Day,  Thanksgiving Day and
marked "Same Day Settlement",  and the              | Christmas Day
invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement", the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. Purchases may be made any of the following ways:


     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                                   ACCESSOR 6

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748


     Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents has the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.



     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regular basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.


     * BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Fund Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


--------------------------------------------------------------------------------
IRA/SIMPLE/ROTH IRA/EDUCATIONAL IRAs
--------------------------------------------------------------------------------
     Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Accessor Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.



--------------------------------------------------------------------------------
                                           INVESTMENT MINIMUMS
---------------------------------------------------------------------------------------------------------------
                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------
   INITIAL INVESTMENT                                         INITIAL INVESTMENT
    One Fund only:            $5,000                          Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:           $10,000 aggregated              SIMPLE/Coverdell:              among the Funds
                              among the Funds
---------------------------------------------------------------------------------------------------------------
    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
    One Fund only:            $1,000                          Traditional IRA/ Roth IRA/     $2,000 aggregated
    Multiple Funds:           $2,000 aggregated               SIMPLE/Coverdell:              among the Funds
                              among the Funds
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SHARE PRICING



     Investors purchase Advisor Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at 5:00 p.m. Eastern time


                                   ACCESSOR 7

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
     each day that the NYSE is open. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund in good order.

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE

     You can obtain information about the Fund on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

     For additional information about purchasing shares of the Fund, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.



--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.


                                  ACCESSOR 8

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests

received   "in  good   order"  must          |  Redemption requests for shares
include:   account  name,   account          |  that were purchased by check
number,  dollar or share  amount of          |  will be honored at the next
transaction, Fund(s) and allocation          |  NAV calculated after receipt
of  investment,  and  signature  of          |  of the redemption request.
authorized signer.  Shareholders of          |  However, redemption proceeds
the U.S.  Government Money Fund who          |  will not be transmitted until
elect this  option  should be aware          |  the check used for the
that  their  account  will  not  be          |  investment has cleared (up to
credited with the daily dividend on          |  15 days after deposit)  The
that day.  Shares  will be redeemed          |  Transfer Agent may charge a
at the  next NAV  calculated  after          |  $10 processing fee for each
the  Transfer  Agent  receives  the          |  redemption check.
redemption  request in good  order.
Payment  will   ordinarily   be  made  within  seven  days  of  the  request  by
wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:


     * BY MAIL. Redemption requests may be mailed to:

                Accessor Funds, Inc.
                Attn: Shareholder Services
                P. O. Box 1748
                Seattle, WA 98111-1748








     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


     *  REDEMPTION  PROCEEDS.  Upon  receipt in  writing  and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record, and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.


     Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.


                                   ACCESSOR 9

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.


     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES


     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.


     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.


     * OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of the Fund will be automatically reinvested in additional Advisor Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholder may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.




                                  ACCESSOR 10

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     The Fund will not be subject to federal income tax to the extent that it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% or less for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends of the length of time the Fund held the securities that generated the gain, not the length of time the shareholders owned his or her shares.

     Certain dividends and other distributions declared by the Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another Fund of will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. The Fund is required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================
                              SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

     * DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Fund.

     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an ACM Administrative Plan with respect to shares of the Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% on the average daily net assets of the shares of the Fund.

                                  ACCESSOR 11

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.


================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                           2003         2002         2001         2000          1999
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $  1.00          1.00    $    1.00    $    1.00     $    1.00

 NET INVESTMENT INCOME(1)                      0.01          0.01         0.04         0.06          0.05
 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                      (0.01)        (0.01)       (0.04)       (0.06)        (0.05)
                                               -------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  1.00          1.00    $    1.00    $    1.00     $    1.00
=============================================================================================================

TOTAL RETURN(2)                                0.72%         1.45%        3.81%        5.99%         4.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $1,175,275      $1,249,928   $1,177,405    $ 552,255     $ 380,620

 RATIO OF EXPENSES TO AVERAGE NET ASSETS(3)    0.46%         0.46%        0.44%        0.45%         0.48%
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                        0.72%         1.43%        3.48%        5.88%         4.66%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) THE EFFECT OF ANY CUSTODY CREDITS ON THIS RATIO IS LESS THAN 0.01%.



                                  ACCESSOR 12

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     *    Fund performance data and financial statements

     *    Fund holdings.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                           INSTITUTIONAL CLASS SHARES




ACCESSOR FUNDS, INC. PROSPECTUS                                April 29, 2004





                                 U.S. GOVERNMENT
                                   MONEY FUND



                                 [LOGO] ACCESSOR
                                       ------




           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.



        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

THIS PAGE INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


THE FUND
   Fund Details................................................................1
   Performance.................................................................2
   Expenses....................................................................3
   Securities and Risks........................................................4
   Other Investment Strategies, Security Types and Risks.......................5
   Management, Organization and Capital Structure..............................5



SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................6
   Exchanging Fund Shares......................................................8
   Redeeming Fund Shares.......................................................9
   Dividends and Distributions................................................10
   Valuation of Securities....................................................11
   Taxation...................................................................11
   Service & Distribution Arrangements........................................11
   Privacy Policy.............................................................12
   Financial Highlights.......................................................12

[GRAPHIC]     U.S. GOVERNMENT MONEY FUND FUND DETAILS
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.



     PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes. The Fund follows the applicable regulatory requirements concerning the quality, maturity, and diversification of its investments. The Fund seeks to maintain an average dollar-weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield.


     Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

     The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page __.

     GOVERNMENT SPONSORED ENTERPRISES ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government.

     INFLATION RISK. Over time, the real value of the Fund's yield may be eroded by inflation.

     STABLE NET ASSET VALUE. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.



--------------------------------------------------------------------------------
     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.



                                   ACCESSOR 1

                     U.S. GOVERNMENT MONEY FUND PERFORMANCE
--------------------------------------------------------------------------------


     Institutional Class Shares have no investment performance. The following bar chart and table illustrates changes (and, therefore, the risk elements) in the performance of Advisor Class shares of the Fund from year to year and compare the performance of Advisor Class shares to the performance of a market index over time. Advisor Class shares are not offered in this prospectus, but would have substantially similar returns because the shares are invested in the same portfolio of securities in which the Institutional Class Shares will invest. However, the performance reflects certain expenses of the Advisor Class Shares that will not be incurred by the Institutional Class Shares. As a result, the Advisor Class Shares performance is lower for periods shown. As of the date of this prospectus, the Institutional Class Shares have not commenced operation. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future. Accessor Capital began managing the Advisor Class shares of the Fund on September 7, 1994. The chart and table reflect results achieved by previous sub-advisors ("Money Managers") for periods prior to that date.




            U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


AS OF 12/31 EACH YEAR
[GRAPH]

  3.70    5.33    4.78    5.07    5.00    4.72    5.99   3.81  1.45  0.72
 -------------------------------------------------------------------------
   94      95      96      97      98      99      00     01    02    03


                                                                ----------------
                                                                  YEAR TO DATE


                                                                      0.16%


                                                                 AS OF 3/31/04
                                                                ----------------
                                                                  BEST QUARTER

                                                                      1.53%

                                                                 4TH QTR 2000
                                                                ----------------
                                                                WORST QUARTER

                                                                      0.16%

                                                                4TH 1TR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/03                                            1 YR           5 YRS         10 YRS
--------------------------------------------------------------------------------------------------------------
    FUND RETURNS BEFORE TAXES                                              0.72%         3.32%          4.05%
    CITIGROUP 3 MONTH T-BILL INDEX(1)                                      1.07%         3.50%          4.30%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

THE FUND'S 7-DAY  EFFECTIVE YIELD ON 3/31/04 WAS 0.60%.




--------------------------------------------------------------------------------

(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMAN BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.

FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504.






                                   ACCESSOR 2

                                    EXPENSES
--------------------------------------------------------------------------------
     The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the U.S. Government Money Fund.



                                                                             U.S.
                                                                           GOVERNMENT
                                                                           MONEY
                                                                           FUND
----------------------------------------------------------------------------------------
   SHAREHOLDER FEES(1)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                 NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                      NONE
   MAXIMUM DEFERRED SALES CHARGE                                             NONE
   REDEMPTION FEE(2)                                                         NONE


   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                           0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                      NONE
   OTHER EXPENSES(3)                                                         0.13
                                                                           --------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.21
                                                                           ========





--------------------------------------------------------------------------------

(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(3)  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE


     The Example shows what an investor in the Institutional Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



-------------------------------------------------------------------------------

   FUND                                        ONE YEAR         THREE YEARS
-------------------------------------------------------------------------------
   U.S. GOVERNMENT MONEY                      $  22.00             $  68.00
===============================================================================





                                   ACCESSOR 3

                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
     This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.

     CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.

--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES


     * MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

     *GOVERNMENT SPONSORED ENTERPRISES, known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

     * U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.


--------------------------------------------------------------------------------
PRINCIPAL RISKS

     * GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing by the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

     * INFLATION RISK. The real value of the Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.


     * STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
                                   ACCESSOR 4

================================================================================

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES

     The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

--------------------------------------------------------------------------------
OTHER SECURITY TYPES

     * Repurchase Agreements are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.



                                   ACCESSOR 7

                          OTHER INVESTMENT STRATEGIES,
                            SECURITY TYPES AND RISKS
--------------------------------------------------------------------------------
OTHER RISKS

     * BOND MARKET VOLITILITY. Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the Fund will generally fall as well but, unlike other fixed-income securities, in the Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

     * CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

     * INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money marked funds, so investors should expect the Fund's monthly income to fluctuate.

     * REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

================================================================================

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

     MANAGER & ADMINISTRATOR   Accessor Capital Management LP,
                               1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2 billion of assets under management as of December 31, 2003.


     The Fund is one of 15 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs and selects the Money Managers for the Accessor Funds, if applicable, and monitors the performance of the Money Managers. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Fund.



     Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Fund paid 0.08% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2003.


     DISTRIBUTOR ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

     ALPS Distributors, Inc. ("Distributor") is the distributor of the Accessor Funds.



                                   ACCESSOR 5

================================================================================

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE


     * FINANCIAL INTERMEDIARIES. Institutional Class shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Institutional Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.


     * DIRECT. Investors may purchase Institutional Class Shares directly from Accessor Funds for no sales charge or commission.

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE


The  Fund  may  not be  offered  in your         | Institutional  Class
state   of   residence.   Contact   your         | Shares  may  not  be
financial  intermediary  or the Transfer         | purchased   on  days
Agent to ensure that the Fund is offered         | when   the  NYSE  is
in your state of residence.                      | closed for  trading:
                                                 | New   Year's    Day,
Purchase  orders are accepted on each business   | Martin  Luther King,
day that the New York Stock Exchange is open     | Jr. Day,  Presidents
and must be received in good order prior to      | Day,   Good  Friday,
5:00 p.m. Eastern time.  If the Transfer Agent   | Memorial        Day,
receives a purchase order on any business day    | Independence    Day,
marked "Same Day Settlement",  and the           | Labor           Day,
invested monies are received via fed-funds wire  | Thanksgiving Day and
fed-funds wire before 5:00 p.m.  Eastern time    | Christmas Day.
on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the Fund most effectively, investors are encouraged to execute as many trades as possible before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement", the Transfer Agent must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. Purchases may be made any of the following ways:



     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                                   ACCESSOR 6

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents has the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Institutional Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regular basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.


     * BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Fund Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                               INITIAL INVESTMENT
--------------------------------------------------------------------------------

Initial Investment              $1,000,000 per account
Subsequent Investment           no minimum


--------------------------------------------------------------------------------
     ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SHARE PRICING


     Investors purchase Institutional Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Institutional Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Institutional Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at 5:00 p.m. Eastern time each day that the NYSE is open. If the markets close

                                   ACCESSOR 7

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
     early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund.

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE

     You can obtain information about the Fund on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

     For additional information about purchasing shares of the Fund, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------



     As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Institutional Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of the Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the C Class Prospectus carefully for a description of the CDSC. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes. Exchanges from one class of shares to a different class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

                                  ACCESSOR 8

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     Investors may request to redeem Institutional Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests received "in good order" must
     include:   account  name,   account
     number,  dollar or share  amount of      |  Redemption requests for shares
     transaction, Fund(s) and allocation      |  that were purchased by check
     of  investment,  and  signature  of      |  will be honored at the next
     authorized signer.  Shareholders of      |  NAV calculated after receipt
     the U.S.  Government Money Fund who      |  of the redemption request.
     elect this  option  should be aware      |  However, redemption proceeds
     that  their  account  will  not  be      |  will not be transmitted until
     credited with the daily dividend on      |  the check used for the
     that day.  Shares  will be redeemed      |  investment has cleared (up to
     at the  next NAV  calculated  after      |  15 days after deposit)  The
     the  transfer  agent  receives  the      |  Transfer Agent may charge a
     redemption  request in good  order.      |  $10 processing fee for each
     Payment  will  ordinarily  be  made      |  redemption check.
     within seven days of the request by
     wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:


     * BY MAIL. Redemption requests may be mailed to:

                Accessor Funds, Inc.
                Attn: Shareholder Services
                P. O. Box 1748
                Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


     *  REDEMPTION  PROCEEDS.  Upon  receipt in  writing  and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record, and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.


     Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

                                   ACCESSOR 9

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.


     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     * LOW ACCOUNT BALANCES. Accessor Funds may exchange any account with a balance of less than $1,000,000 in the Institutional Class shares into the Advisor Class Shares. Shareholders will be notified in writing when they have a low balance and will have 10 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     * Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     * Requests that fed-wire instructions be changed.
     * Requests for name changes.
     * Adding or removing a shareholder on an account.
     * Establishing or changing certain services after the account is open.

================================================================================

                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.


     * OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Institutional Class Shares of the Fund will be automatically reinvested in additional Institutional Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. You may elect or change your dividend options either on your account application or by calling Accessor Funds at
     (800) 759-3504.




                                   ACCESSOR 10

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     The Fund will not be subject to federal income tax to the extent that it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% or less for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends of the length of time the Fund held the securities that generated the gain, not the length of time the shareholders owned his or her shares.

     Certain dividends and other distributions declared by the Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another Fund of will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. The Fund is required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to those shareholders who are otherwise subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN ADVISOR CLASS SHARES.

================================================================================

                         SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

     * DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Fund.

                                  ACCESSOR 11

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.



================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This information reflects financial results for the Advisor Class Shares of the Fund which contains certain expenses of the Advisor Class Shares which will not be incurred by the Institutional Class Shares. As of December 31, 2002, Institutional Class Shares had not commenced investment operations. The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Advisor Class Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.






FOR A SHARE OUTSTANDING                                             ADVISOR CLASS SHARES
THROUGHOUT THE PERIOD                           2003         2002         2001         2000          1999
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $  1.00          1.00    $    1.00    $    1.00     $    1.00

 NET INVESTMENT INCOME(1)                      0.01          0.01         0.04         0.06          0.05
 DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                      (0.01)        (0.01)       (0.04)       (0.06)        (0.05)
                                               -------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  1.00          1.00    $    1.00    $    1.00     $    1.00
=============================================================================================================

TOTAL RETURN(2)                                0.72%         1.45%        3.81%        5.99%         4.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)    $1,175,275      $1,249,928   $1,177,405    $ 552,255     $ 380,620

 RATIO OF EXPENSES TO AVERAGE NET ASSETS(3)    0.46%         0.46%        0.44%        0.45%         0.48%
 RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                        0.72%         1.43%        3.48%        5.88%         4.66%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED UPON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) THE EFFECT OF ANY CUSTODY CREDITS ON THIS RATIO IS LESS THAN 0.01%.




                                   ACCESSOR 12

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     *    Fund performance data and financial statements

     *    Fund holdings.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP 1420 Fifth Avenue, Suite 3600 Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549-0102 Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                             ACCESSOR(R) FUNDS, INC.

                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 29, 2004


ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company, known as a mutual fund. Accessor Funds currently consists of nine diversified investment portfolios (collectively, the "Underlying Funds"), and six diversified funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. The nine Underlying Funds are the Growth, Value, Small to Mid Cap Funds (the "Domestic Equity Funds") and International Equity Fund (collectively with the Domestic Equity Funds, the "Equity Funds") and the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds (the "Bond Funds") and U.S. Government Money Fund (collectively with the Bond Funds, the "Fixed-Income Funds"). The six Allocation Funds are the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund. The fifteen investment portfolios that are the subject of this Statement of Additional Information are each referred to as a "Fund" and collectively the "Funds".


Each Fund offers four classes of shares, Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares, which are offered through separate prospectuses for a total of three prospectuses: the Advisor Class Shares Prospectus, Investor Class Shares Prospectus, and the A Class and C Class Prospectus, each dated April 29, 2004 (collectively, the "Prospectuses"). Also, Advisor Class Shares, Investor Class Shares and Institutional Class Shares of the U.S. Government Money Fund are offered through solo Prospectuses. A copy of the applicable Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.


Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2003 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2003, is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report or Semi-Annual Report, call 1-800-759-3504 or visit our website at www.accessor.com.

Accessor Funds currently includes the following Funds:

GROWTH FUND -- seeks capital growth.

VALUE FUND -- seeks capital growth.

SMALL TO MID CAP FUND -- seeks capital growth.

INTERNATIONAL EQUITY FUND -- seeks capital growth.

HIGH YIELD BOND FUND -- seeks high current income.

INTERMEDIATE FIXED-INCOME FUND -- seeks generation of current income.

SHORT-INTERMEDIATE FIXED-INCOME FUND -- seeks preservation of capital and generation of current income.

MORTGAGE SECURITIES FUND -- seeks generation of current income.

U.S. GOVERNMENT MONEY FUND -- seeks maximum current income consistent with the preservation of principal and liquidity.

ACCESSOR INCOME ALLOCATION FUND -- seeks high current income and some stability of principal.

ACCESSOR INCOME & GROWTH ALLOCATION FUND -- seeks high current income and some potential capital appreciation.

ACCESSOR BALANCED ALLOCATION FUND -- seeks moderate current income and some potential capital appreciation.

ACCESSOR GROWTH & INCOME ALLOCATION FUND -- seeks moderate potential capital appreciation and some current income.

ACCESSOR GROWTH ALLOCATION FUND -- seeks high potential capital appreciation and some current income.

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND -- seeks high potential capital appreciation.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                    4
INVESTMENT RESTRICTIONS, POLICIES AND RISKS.                       4
MANAGEMENT OF THE FUNDS.                                          26
CODE OF ETHICS                                                    30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES               31
INVESTMENT ADVISORY AND OTHER SERVICES                            46
VALUATION                                                         63
FUND TRANSACTION POLICIES                                         65
PERFORMANCE INFORMATION                                           68
TAX INFORMATION                                                   76
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                    81
FINANCIAL STATEMENTS                                              87
PROXY VOTING POLICIES AND PROCEDURES                              87
APPENDIX A - RATINGS OF DEBT INSTRUMENTS                          A-1
APPENDIX B - CALCULATION OF PERFORMANCE FEES                      B-1
APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES                 C-1

                         GENERAL INFORMATION AND HISTORY

Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into fifteen Funds. Each Fund offers four classes of shares, Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares. In addition, the U.S. Government Money Fund has created Institutional Class Shares, which is not currently being offered. The Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of a Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in a Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for each Fund share you own at shareholder meetings.


Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of Accessor Funds, pursuant to Management Agreements with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, and dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.


                 INVESTMENT RESTRICTIONS, POLICIES AND RISKS

Each Underlying Fund's investment objective is "fundamental". Each Fund has certain investment restrictions that are also "fundamental". A fundamental objective or restriction may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Fund means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Each Allocation Fund's investment objective and each Fund's investment restrictions and policies designed as "non-fundamental" may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Funds' investment restrictions and other policies.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions of the Underlying Funds

Each Underlying Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated, each Underlying Fund may not:

1. With respect to 75% of it's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; however, with respect to 100% of its total assets, the U.S. Government Money Fund may not purchase any security (other than U.S. Government Securities) if as a result: (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Purchase any securities of an issuer (other than U.S. Government Securities) in a particular industry if, as a result, 25% or more of its total assets would be invested in one or more issuers having their principal business activities in the same industry.

3. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 4. Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 5. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Funds reserve the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities; provided, however that the U.S. Government Money Fund may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

6. Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

7. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

Non-Fundamental Investment Policies and Restrictions of the Underlying Funds

The following are each Underlying Fund's non-fundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval. However, the non-fundamental investment policies in paragraphs 1 through 7 below may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. For purposes of a Fund's policy of investing at least 80% of its net assets in a particular type of investment, "net assets" will include any borrowings made for investment purposes.

1. Under normal circumstances, the Small to Mid Cap Fund will invest at least 80% of its assets in stocks issued by small and medium capitalization issuers. For purposes of this policy, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

2. Under normal circumstances, the International Equity Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

3. Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its assets in lower-rated, high-yield corporate bonds, commonly referred to as "junk bonds." For purposes of this policy, high-yield bonds are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager.

4. Under normal circumstances, the Intermediate Fixed-Income Fund will invest at least 80% of its assets in fixed-income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of between three and ten years.

5. Under normal circumstances, the Short-Intermediate Fixed-Income Fund will invest at least 80% of its assets in fixed-income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of not less than two years nor more than five years.

6. Under normal circumstances, the Mortgage Securities Fund will invest at least 80% of its assets in mortgage-related securities.

7. Under normal circumstances, the U.S. Government Money Fund will invest at least 80% of its assets in short-term U.S. Government Securities, subject to non-fundamental restriction number 24.

8. Each Underlying Fund (other than the U.S. Government Money Fund) may invest up to 15% of its net assets in illiquid securities and the U.S. Government Money Fund may invest up to 10% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

9. Each Underlying Fund may not effect short sales, although each Underlying Fund (except for U.S. Government Money Fund) may effect short sales against-the-box; provided, however, that not more than 25% of such Underlying Fund's net assets (determined at the time of the short sale) may be subject to short sales against-the-box.

10. Each Underlying Fund may not purchase securities on margin (except that an Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments of up to 5% of its total assets after taking into account unrealized profits and losses in connection with transactions in futures contracts and related options).

11. Each Underlying Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions or as part of a merger, consolidation or other acquisition, or as set forth under "Investment Policies -- Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")." Under the 1940 Act, a Fund may not (i) invest more than 10% of its total assets (taken at current value) in such securities; (ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or (iii) own more than 3% of the outstanding voting stock of any one investment company.

12. Each Underlying Fund may not invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

13. Each Underlying Fund may not make investments for the purpose of exercising control of management.

14. Each Underlying Fund may not acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

15. Each Underlying Fund may not purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S. Government Money Fund may not purchase warrants. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

16. Each Underlying Fund's (except the Mortgage Securities Fund) entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets. The Mortgage Securities Fund may invest up to 25% of its net assets in reverse repurchase agreements and dollar rolls.

17. Each Underlying Fund may invest up to 5% of its net assets in publicly traded real estate investment trusts ("REITs"); provided, however, that U.S. Government Money Fund may not invest in REITs.


18. The International Equity Fund will not enter into forward contracts on a regular basis or continuous basis if it would have 25% or more of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.


19. The Bond Funds and the International Equity Fund may invest up to 5% of their net assets in inverse floaters.

20. No Underlying Fund will invest more than 5% of its net assets in privately-issued STRIPS.


21. The Underlying Funds may invest up to 5% of their net assets in Municipal Securities (fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States). The Underlying Funds may also invest in fixed-income securities issued by foreign governments and their agencies.

22. Each Underlying Fund (except the Mortgage Securities Fund and U.S. Government Money Fund) may invest in foreign securities. While the Growth Fund, Value Fund, and Small to Mid Cap Fund do not currently intend to, each may invest up to 20% of its net assets in common stocks of foreign issuers.

23. Consistent with applicable regulatory requirements, each Underlying Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

24. The U.S. Government Money Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by non-fundamental restriction number 11.

25. The U. S. Government Money Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). Accordingly, the U. S. Government Money Fund will limit its investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

26. Each Underlying Fund (other than the U.S. Government Money Fund) is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of a Fund's net assets will be comprised of cash or cash equivalents, as discussed below. Each Underlying Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary or defensive purposes when its Money Manager believes that a more conservative approach is desirable. The Underlying Funds (other than the U.S. Government Money Fund) also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:


      (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

      (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (E.G., A-1/P-1) or one of the two highest long-term rating categories (E.G., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Funds' credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.


26. The Underlying Funds will not invest in fixed-income securities, including fixed-income securities of foreign issuers or convertible securities, rated by S&P or Moody's, or in unrated securities, which are deemed by Accessor Capital or a Money Manager at the time of purchase to be of a lesser credit quality than those designated, as follows:


---------------------------------------------------------------------------
Fund                                  Rating
---------------------------------------------------------------------------
Growth, Value, Small to Mid Cap,      less than A
International Equity, Mortgage
Securities, and U.S. Government
Money Funds
---------------------------------------------------------------------------
Intermediate Fixed-Income and         less than A, except no more than
Short-Intermediate Fixed-Income Funds 20% of its assets in securities rated BBB (S&P) or Baa (Moody's),
                                      and no more than 6% of its assets
                                      in securities rated BB (S&P) or Ba
                                      (Moody's)
---------------------------------------------------------------------------
High                                  Yield Bond Fund rated higher than BB+ and
                                      lower than CCC- (S&P) or higher than Ba1
                                      or lower than Caa3 (Moody's) (with respect
                                      to 80% of its net assets)
---------------------------------------------------------------------------


These ratings are modified with a plus (+) or minus (-) sign by S&P and with a 1, 2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

While the Growth, Value, Small to Mid Cap, and International Equity Funds do not currently intend to, each may invest up to 20% of its net assets in fixed-income securities. The International Equity Fund may invest in fixed-income securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. Accessor Capital monitors the credit quality of securities purchased for the Funds and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.


Fundamental Investment Restrictions of the Accessor Allocation Funds


Each Allocation Fund is subject to the following "fundamental" investment restrictions that may only be changed by approval of a majority of the Fund's shareholders. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions. The investment limitations set forth below relate only to the Allocation Funds, and may not necessarily apply to the Underlying Funds in which the Allocation Funds invest. Accordingly, each of the Allocation Funds may not:


1. Borrow money or issue senior securities, except as permitted by the 1940 Act;


2. Underwrite securities issued by others, except to the extent the Allocation Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities or in connection with the investment in other investment companies;


3. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Allocation Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;


4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);


6. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Non-Fundamental Investment Restrictions of the Allocation Funds


The following are each Allocation Fund's non-fundamental investment restrictions. These restrictions may be modified or eliminated upon approval of a majority of the Independent Directors but without shareholder approval.


1. Each Allocation Fund does not currently intend to purchase securities on margin, except that each Allocation Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2. Each Allocation Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. Each Allocation Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets (at current value, not only at time of purchase) would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

4. Each Allocation Fund may invest in short-term instruments, U.S. Government Securities and money market instruments for temporary defensive purposes when Accessor Capital believes that a more conservative approach is desirable.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which an Underlying Fund may invest, strategies the Underlying Funds may employ and a summary of related risks. The Allocation Funds invest primarily in the Underlying Funds and, although unlikely, may directly invest in some of the investments described below. Consequently, the Allocation Funds are also subject to the risk considerations set forth below.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described below in "Risks of Investing in Asset-Backed and Mortgage-Related Securities" or in a pay-through structure similar to the collateralized mortgage structure.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fixed-Income Funds may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Bond Funds do not intend to invest in residual interests and the U.S. Government Money Fund will not invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by the Money Managers of the Bond Funds in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of between three and eight years, and the Short-Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of no less than two years nor more than 5 years. In addition, under normal market conditions, it is expected that the Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 3 and 10 years, and the Short-Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 1 and 6 years.


EMERGING MARKET COUNTRIES. POLITICAL AND ECONOMIC FACTORS. Investing in emerging market countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Funds. The value of the investments made by the Funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Funds have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries. While the Money Managers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings. The Funds will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging market country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Funds due to subsequent declines in value of securities or, if the Funds have entered into a contract to sell securities, could result in possible liability to the purchaser.


Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.


Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.


FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may enter into foreign currency transactions. The value of the assets of the International Equity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and it may incur costs in connection with conversions between various currencies. The International Equity Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies ("forward contracts"). The International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.


The International Equity Fund may enter into forward contracts when the Money Manager determines that the best interests of the Fund will be served, such as circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Equity Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. When the International Equity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Equity Fund will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains that might result from a possible change in the relationship between the U.S. dollar and such foreign currency. There is no limitation on the value of forward contracts into which the International Equity Fund may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Equity Fund of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Equity Fund's records at the trade date and maintained until the transaction is settled.

When the Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Equity Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. The International Equity Fund's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the

International Equity Fund's total assets committed to forward contracts entered into under this second type of transaction.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Equity Fund are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Equity Fund is obligated to deliver.

This method of protecting the value of the International Equity Fund's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN SECURITIES. The Funds (with the exception of the Mortgage Securities, U.S. Government Money Fund and the Accessor Allocation Funds) may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

A Fund may invest in foreign securities by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in securities held by arrangement with the bank. The Funds will normally invest in American Depository Receipts ("ADRs"), which are the receipt denominated in U.S. dollars for shares of a foreign-based corporation held by a U.S. bank and entitling the purchaser of the ADR to all dividends and capital gains in the foreign corporation. Depository receipts can either be "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying securities. Less information about the issuer of the underlying securities may be available in the case of unsponsored depository receipts.

FORWARD COMMITMENTS. A Fund (other than the Allocation Funds) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

FUTURES CONTRACTS. Each Fund (other than the U.S. Government Money Fund and the Allocation Funds) is permitted to enter into financial futures contracts, stock index futures contracts, commodities futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. The International Equity Fund also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract, which cancels the original contract to make or take delivery.

Upon entering into a futures contract, a Fund is required to deposit "initial margin" with its custodian (in the name of the futures broker through whom the transaction was effected). Initial margin deposits are generally equal to a percentage of the contract's value (typically 5%). Subsequent daily payments are made between the Fund and futures broker to maintain the initial margin at the specified percentage. Also, a Fund will not enter into any such contracts unless it owns either (i) an offsetting ("covered") position in securities or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations not covered as provided in (i) above. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made.

A "commodities futures contract" is a contract to buy or sell specified units of a commodity at a specified future date at a price agreed upon when the contract is made. Commodities include meats, grains, metals and energy products.


It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating investing the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Fund may purchase a long position in a stock index futures contract.


The Funds (other that the U.S. Government Money Fund) may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

Stock index futures contracts may be used by the Equity Funds as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

Financial futures contracts may be used by the Bond Funds as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract and thereby affecting a Fund's hedging strategy.

ILLIQUID SECURITIES. Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVERSE FLOATERS. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. If the Bond Funds or the International Equity Fund invest in inverse floaters, they will generally treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for the Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.


INVESTMENT COMPANIES (including ETFs and HOLDRS). A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies.

Exchange traded funds (ETFs) are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index. ETFs may include:

      Standard & Poor's Depositary Receipts (SPY) SPDR Trust, Series 1, usually referred to as "Spiders," tracks the S&P 500 index. Select Sector SPDRs track various sector indices that carve up the S&P 500 index into separate industry groups. SPDR Trust, Series 1 is structured as a unit investment trust, but Select Sector SPDRs are open-end funds;

      Diamonds (DIA) follow the Dow Jones Industrial Average; and the Nasdaq-100 Trust (QQQ), or Cubes, benchmark the Nasdaq 100 index;

      streetTracks are a group of ETFs managed by State Street Global Advisors. These ETFs track various indexes, including Dow Jones style-specific and global indexes, technology indexes from Morgan Stanley Dean Witter, and the Wilshire REIT index. streetTracks are open-end funds, not unit investment trusts, and trade on the American Stock Exchange; or

      ishares are a group of ETFs advised and marketed by Barclays Global Investors. iShares are structured as open-end mutual funds.

      ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds). When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors.

Holding company depository receipts (HOLDRs), are securities that represent ownership in the common stock or American Depository Receipts (ADR) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRS represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient. Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDRs for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRS is directly related to the value of the underlying securities, it is important to remember that you could lose a substantial part of your original investment in HOLDRS. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRS cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRS were selected without regard for their value, price performance, volatility or investment merit. They may or may not have been recommended by Merrill Lynch and Sector changes The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRS with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, your HOLDRS may not provide the same targeted exposure to the industry that was initially expected.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Accessor Funds on behalf of each Underlying Fund claimed an exclusion from the definition of a commodity pool operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation as a CPO.


LOWER-RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and a

Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

MONEY MARKET INSTRUMENTS. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

      (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

      (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.


MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are pass-through securities, which mean that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. Each Underlying Fund may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).


The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Fund to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Funds' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

Each Underlying Fund may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, each Underlying Fund (except U.S. Government Money
Fund) may also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Underlying Funds (except U.S. Government Money Fund) may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Underlying Funds (except U.S. Government Money Fund) will treat IOs and POs as illiquid securities except where the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Additionally the security will be treated as illiquid unless: (i) it is rated at least BBB/Baa or a comparable rating from another nationally recognized statistical ratings organization ("NRSRO"), (ii) at least two dealers make a market in the security,
(iii) there are at least three sources from which a price for the security is readily available; and (iv) the security is U.S. government issued and backed by fixed-rate mortgages.

OPTIONS. The Funds' (other than the U.S. Government Money Fund and the Allocation Funds) may purchase put and call options and write (sell) "covered" put and "covered" call options. The Domestic Equity Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the over-the-counter ("OTC") market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The International Equity Fund may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Equity Fund may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Equity Fund may trade options on international stocks or international stock indices in a manner similar to that described above. The Bond Funds may purchase and write options on U.S. Government securities. The Bond Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

The Funds may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.


Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Funds. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Funds must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

The Funds will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Underlying Funds will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

RISKS OF TRANSACTIONS IN OPTIONS. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Funds intend to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Funds will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PRIVATELY-ISSUED STRIP SECURITIES. The Funds (other than the Allocation Funds) may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities.


REAL ESTATE-RELATED SECURITIES. A real estate investment trust is an investment trust that owns and manages a pool of commercial properties and mortgages and other real estate assets; shares can be bought and sold in the stock market. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset-income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.


REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Funds' custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks
- Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund (except for the Accessor Allocation Funds) may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Bond Funds may also enter into dollar rolls in which the Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time a Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Funds for purposes of the percentage limitations applicable to borrowings.

RIGHTS AND WARRANTS. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Funds' abilities to invest in warrants and rights.

RISKS OF INVESTING IN ASSET-BACKED AND MORTGAGE-RELATED SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Bond Funds are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

RULE 144A SECURITIES. Each Fund (other than the Allocation Funds) may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL

System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such Funds' securities and, consequently, the Funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

SECURITIES LENDING. Consistent with applicable regulatory requirements, each Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A short sale is a transaction in which a fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). Each Underlying Fund (other than the U.S. Government Money Fund) may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a

Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Funds may adopt a temporary defensive strategy.

During these times, the average dollar weighted portfolio duration of the Intermediate Fixed-Income Fund may fall below three years, or rise to as high as fifteen years and the average dollar weighted portfolio duration of the Short-Intermediate Fixed-Income Fund may fall below one year, or rise to as high as fifteen years. In such event, these Funds will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Funds' average dollar weighted portfolio duration is increased, the Funds are subject to greater risk, since at higher durations a Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when these Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations a Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Funds to their designated average dollar weighted portfolio duration.


U.S. GOVERNMENT SECURITIES. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). The types of U.S. Government obligations in which the Funds may at times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, i.e., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and FNMA). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase U.S. Government obligations on a forward commitment basis. Government Sponsored Entities (GSEs) are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U.
S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC"). All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain
GSEs  also  carry  the  same  full  faith  and  credit   guarantee   that  is  a
characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs.


VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

The U.S. Government Money Fund may purchase variable rate U.S. Government Securities which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Funds (except for the Accessor Allocation Funds) may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of a Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

ZERO-COUPON SECURITIES. Each Underlying Fund may invest in zero-coupon securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                             MANAGEMENT OF THE FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
                                                                    PRINCIPAL     IN FUND
                                                                   OCCUPATIONS    COMPLEX
NAME, ADDRESS AND AGE   POSITION WITH               TERM OF    DURING PAST FIVE   OVERSEEN BY   OTHER DIRECTORSHIPS
                        ACCESSOR FUNDS              OFFICE          YEARS         DIRECTOR      HELD


INTERESTED DIRECTORS


J. Anthony Whatley,   Director, President &         All         Director and       15            None
III(1,2)              Principal Executive Officer   Positions   President,
Age 62                                              Held Since  Accessor Capital
1420 Fifth Avenue                                   1991        Corporation,
Seattle, WA 98101                                               since August
                                                                2000; Executive
                                                                Director Accessor
                                                                Capital Management
                                                                LP since April
                                                                1991.


NONINTERESTED
DIRECTORS

George G. Cobean, III Director                      Director    Director, Vice     15            Director, Action
Age 66                                              Since 1991  President,                       Auto Glass of
1420 Fifth Avenue                                               Martinson, Cobean                Tacoma, Inc.;
Seattle, WA 98101                                               & Associates,                    Director, Tigre
                                                                P.S. (certified
                                                                Tierra
                                                                Manufacturing
                                                                public Co.
                                                                accountants)
                                                                since 1973.


Geoffrey C. Cross     Director                      Director    President,         15            None
Age 64                                              Since 1993  Geoffrey C. Cross
1420 Fifth Avenue                                               P.S., Inc.,
Seattle, WA 98101                                               (general practice
                                                                of law) since
                                                                1970.



Each Director is elected for an indefinite term, until his successor is elected.

------------------------------------------------------------------------------
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in Accessor Capital
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.


PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

   NAME, ADDRESS AND AGE     POSITION WITH ACCESSOR     TERM OF OFFICE             PRINCIPAL OCCUPATIONS
                             FUNDS                                                 DURING PAST FIVE YEARS


Ravindra A. Deo              Senior Vice President,     Officer Since 1992          Director and Secretary,
Age 41                       Treasurer & Principal                                  Accessor Capital
1420 Fifth Avenue            Financial/ Accounting                                  Corporation, since August
Seattle, WA 98101            Officer                                                2000; Vice President and
                                                                                    Chief Investment Officer,
                                                                                    Accessor Capital
                                                                                    Management LP since
                                                                                    January 1992.



Linda V. Whatley(2)          Senior Vice President &    Officer Since 1991          Vice President, Accessor
Age 46                       Assistant Secretary                                    Capital Management LP
1420 Fifth Avenue                                                                   since April 1991.
Seattle, WA 98101



Robert J. Harper             Senior Vice President      Officer Since 1995          Director and Treasurer,
Age 60                                                                              Accessor Capital
1420 Fifth Avenue                                                                   Corporation, since August
Seattle, WA 98101                                                                   2000; Director of Sales
                                                                                    and  Client Service,
                                                                                    Accessor Capital
                                                                                    Management LP since
                                                                                    October 1993


Christine J. Stansbery       Senior Vice President &    Officer Since 1995          Vice President, Accessor
Age 51                       Secretary                                              Capital Corporation,
1420 Fifth Avenue                                                                   since April 2001;
Seattle, WA 98101                                                                   Assistant Vice President
                                                                                    Compliance since  January
                                                                                    1997, Regulatory   Manager
                                                                                    from  March  through
                                                                                    December       1996,
                                                                                    Accessor     Capital
                                                                                    Management LP.




Darin K. Dubendorf           Vice President             Officer Since 2002          Regional Director,
Age 37                                                                              Accessor Capital
1420 Fifth Avenue                                                                   Management LP since July
Seattle, WA 98101                                                                   1996.


------------------------------------------------------------------------------
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.


PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

   NAME, ADDRESS AND AGE     POSITION WITH ACCESSOR     TERM OF OFFICE             PRINCIPAL OCCUPATIONS
                             FUNDS                                                 DURING PAST FIVE YEARS


R. Michael Daley             Vice President             Officer Since 2002          Regional Director,
Age 28                                                                              Accessor Capital
1420 Fifth Avenue                                                                   Management LP since
Seattle, WA 98101                                                                   October 1998.



Timothy Barton Strayer       Assistant Treasurer &      Officer Since 2002          Jr. Investment Analyst,
Age 26                       Vice President                                         Accessor Capital
1420 Fifth Avenue                                                                   Management LP since April
Seattle, WA 98101                                                                   2002; Full-time student,
                                                                                    University        of
                                                                                    Northern        Iowa
                                                                                    August,  1996 - May,
                                                                                    2001;       Computer
                                                                                    Technician,
                                                                                    University        of
                                                                                    Northern Iowa, July,
                                                                                    1998-May,      2000.





Deborah Jean Bryan           Vice President             Officer since 2003          Director of Operations
Age 37                                                                              and Information
1420 Fifth Avenue                                                                   Technology since June
Seattle, WA  98101                                                                  2003, Director of
                                                                                    Operations since November
                                                                                    1998, Accessor Capital
                                                                                    Management since July
                                                                                    1997.


------------------------------------------------------------------------------

ROLE OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.


AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met four times during the fiscal year ended December 31, 2003. In addition, representatives from the Funds' independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.


SHARE OWNERSHIP


The following table shows the dollar range of equity securities beneficially owned by each Director in each of the Funds and in all Accessor Funds overseen by the Director as of December 31, 2003.


NAME OF DIRECTOR            DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE
                            SECURITIES OWNED           OF EQUITY SECURITIES
                                                       OWNED IN ALL REGISTERED
                                                       ACCESSOR FUNDS OVERSEEN
                                                       BY DIRECTOR
INTERESTED DIRECTORS


J. Anthony Whatley III      Aggressive Growth Fund     $50,000 - $100,000
                            $1-$10,000 Income & Growth Allocation Fund $10,001 -
                            $50,000 Income Allocation Fund $10,001 - $50,000

NONINTERESTED DIRECTORS


George G. Cobean III        Growth Fund                $1 - $10,000
                            $1-$10,000
Geoffrey C. Cross           Growth Fund                $1 - $10,000

                            $1-$10,000
                              Small to Mid Cap Fund
                            $1-$10,000

DIRECTOR CONFLICTS OF INTEREST

DIRECTOR POSITIONS. As of December 31, 2003, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR   INTERESTS.   During  the  two  years  ended  December  31,  2003,  no
Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money

Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR TRANSACTIONS. During the past two years ended December 31, 2003, no Noninterested Director (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; or (v) an officer of any of the above.

DIRECTOR RELATIONSHIPS. During the past two years ended December 31, 2003, no Noninterested Director (or their immediate family members) had any direct or indirect relationship with (i) Accessor Funds or any Fund; (ii) another fund managed by Accessor Capital, the Distributor, a Money Manager or a person controlling, controlled by or under common control with Accessor Capital or a Money Manager; (iii) Accessor Capital, the Distributor, or a Money Manager; (iv) a person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager; or (v) an officer of any of the above.

OFFICER INTERRELATED BOARD SERVICE. During the past two years ended December 31, 2003, no officer of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager served on the board of directors of a company where a Noninterested Director of Accessor Funds (or any of their immediate family members) served as an officer.

COMPENSATION TABLE

The Board met four times during the fiscal year ended December 31, 2003. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:

--------------------------------------------------------------------------------
 NAME               AGGREGATE        PENSION OR     ESTIMATED     TOTAL
                    COMPENSATION     RETIREMENT     ANNUAL        COMPENSATION
                    FROM ACCESSOR    BENEFITS       BENEFITS      FROM ACCESSOR
                    FUNDS            ACCRUED AS     UPON          FUNDS PAID TO
                                     PART OF THE    RETIREMENT    DIRECTORS
                                     FUNDS EXPENSES
--------------------------------------------------------------------------------
INTERESTED
DIRECTORS
--------------------------------------------------------------------------------
J. Anthony Whatley None              None            None           None
III
--------------------------------------------------------------------------------
NONINTERESTED
DIRECTORS
--------------------------------------------------------------------------------

George G. Cobean    $12,000          None           None          $12,000

III
--------------------------------------------------------------------------------

Geoffrey C. Cross   $12.000          None           None          $12.000

--------------------------------------------------------------------------------

Noninterested Directors of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds.

                                 CODE OF ETHICS

Accessor Funds, on behalf of the Funds, Accessor Capital and the Distributor have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act which establishes standards by which certain covered persons of Accessor Funds, Accessor Capital and the Distributor, respectively, must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 15, 2004, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.



--------------------------------------------------------------------------------
     Growth Fund - Advisor Class                 Growth Fund -Investor
                                                         Class
--------------------------------------------------------------------------------
Owner                                 Percent    Owner                  Percent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Ambro & Company
AMARBAN PARTNERSHIP                              PO Box 191
PO BOX 10788                                     Danville, VA
BAINBRIDGE ISLAND, WA 98110-0788      5.41%      24543-0191             7.88%

--------------------------------------------------------------------------------

                                                 National Financial
                                                 Services Corp
Balanced Allocation                              P O Box 3908
38 Fountain Square                               Church Street Station
MD 1COMI8                                        New York  NY
Cincinnati, OH 45263                  5.92%      10008-3908             15.41%

--------------------------------------------------------------------------------

Zions Bancorporation Pension Plan                DONALDSON, LUFKIN AND
c/o Garland Mabe                                 JENRETTE
500 Main Street                                  ONE PERSHING PLAZA
Dubuque, IA 52001                     7.04%      JERSEY CITY  NJ 07399  16.24%

--------------------------------------------------------------------------------

Aggressive Growth Allocation                     Sterne Agee & Leach
38 Fountain Square                               813 Shades Creek
MD 1COMI8                                        PKWY, Suite 100B
Cincinnati, OH 45263                  7.15%      Birmingham, AL 35209   16.95%

--------------------------------------------------------------------------------

                                                 The Trust Co Of
                                                 Sterne, Agee & Leach
Charles Schwab & Co., Inc.                       800 SHADES CREEK PKWY
101 Montgomery Street                            STE 125
San Francisco  CA 94104               7.32%      BIRMINGHAM AL 35209    32.59%

--------------------------------------------------------------------------------

Growth & Income Allocation            9.80%
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263

--------------------------------------------------------------------------------

National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908               11.14%

--------------------------------------------------------------------------------

Growth Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                  12.35%

--------------------------------------------------------------------------------

Growth Fund - C Class                            Growth Fund A-Class

--------------------------------------------------------------------------------
                                                 Owner                  Percent
--------------------------------------------------------------------------------

Owner                                 Percent

--------------------------------------------------------------------------------

                                                 Accessor Capital
                                                 Management
Pat & Jerry's Family Restaurant                  1420 5th Ave  Suite
963 W. Midland Road                              3600
Auburn, MI 48611                      11.22%     Seattle, WA  98101     11.38%

--------------------------------------------------------------------------------

                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST
PERSHING LLC                                     NATIONAL BANK,
JERSEY CITY, NJ 07303-9998                       P.O Box 2526
,                                     18.65%     Waco,TX 76702          20.65%

--------------------------------------------------------------------------------


                                                 IRA FBO LLOYD G SHIP
Jesco & Co.                                      P. O. BOX 2052
606 S. Main Steet, Trust Dept.                   JERSEY CITY, NJ
Princeton, IL 61356                   29.44%     07303-9998             67.97%

--------------------------------------------------------------------------------

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                  37.76%

--------------------------------------------------------------------------------

Value Fund - Advisor Class                       Value Fund - Investor Class

--------------------------------------------------------------------------------

Owner                                 Percent    Owner                  Percent

--------------------------------------------------------------------------------

The Washington Trust Company            5.14%    Hospice of the Red        6.37%
Presidential Select -Non ERISA                   River Valley 403
23 Broad Street                                  520 Main Avenue
Westerly, RI 02891                               Fargo, ND 58124-0001

--------------------------------------------------------------------------------

AMARBAN PARTNERSHIP                              Ambro & Company
PO BOX 10788                                     PO Box1 191
BAINBRIDGE ISLAND, WA 98110-0788        6.27%    Danville, VA 24543-019   10.78%

--------------------------------------------------------------------------------

Balanced Allocation                              Donaldson, Lufkin &
38 Fountain Square                               Jenrette
MD 1COMI8                                        P.O. Box 2052
Cincinnati, OH 45263                    6.85%    Jersey City, NJ 07303    14.94%

--------------------------------------------------------------------------------
                                                 Sterne Agee and

National Financial Services Corp                 Leach, Inc
P O Box 3908                                     813 Shades Creek
Church Street Station                            Parkway  #100B
New York  NY 10008-3908                 7.56%    Birmingham, AL 35209     17.57%

--------------------------------------------------------------------------------
                                                 National Financial
                                                 Services Corp
Aggressive Growth Allocation                     P O Box 3908
38 Fountain Square                               Church Street Station
MD 1COMI8                                        New York  NY
Cincinnati, OH 45263                    8.49%    10008-3908               18.42%


--------------------------------------------------------------------------------
                                                 The Trust Co Of
                                                 Sterne, Agee & Leach

ANBEE & COMPANY                                  800 SHADES CREEK PKWY
2430 W. Indian Trail, Suite 201                  STE 125
Aurora, IL 60506                        9.63%    BIRMINGHAM AL 35209      22.57%

--------------------------------------------------------------------------------


Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                   11.67%

--------------------------------------------------------------------------------


Growth Allocation                      14.69%
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263

--------------------------------------------------------------------------------

Value Fund - C Class                              Value Fund - A-Class

--------------------------------------------------------------------------------

Owner                                 Percent    Owner                  Percent

--------------------------------------------------------------------------------

                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST
Pat & Jerry's Family Restaurant                  NATIONAL BANK,
963 W. Midland Road                              P.O Box 2526
Auburn, MI 48611                       16.03%    Waco,TX 76702            99.75%

--------------------------------------------------------------------------------


Jesco & Co.                            21.28%
606 S. Main Steet, Trust Dept.
Princeton, IL 61356

--------------------------------------------------------------------------------


PERSHING LLC
JERSEY CITY, NJ 07303-9998            28.14%

--------------------------------------------------------------------------------


Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                   33.06%

--------------------------------------------------------------------------------

                                                 Small To Mid Cap Fund
Small to Mid Cap Fund - Advisor Class            - Investor Class

--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------
                                                 Arrowhead Trust

Charles Schwab & Co., Inc.                       P.O. Box 735 MC 315
101 Montgomery Street                            San Bernardino, CA
San Francisco  CA 94104                11.08%    92402                     6.31%

--------------------------------------------------------------------------------


National Financial Services Corp                 Hospice of the Red
P O Box 3908                                     River Valley 403
Church Street Station                            520 Main Avenue
New York  NY 10008-3908                11.66%    Fargo, ND 58124-0001      8.26%

--------------------------------------------------------------------------------

                                                 THE TRUST COMPANY OF
Bank One Trust                                   STERNE AGEE & LEACH
a/c 6800103525                                   800 SHADES CREEK PKWY
P.O. Box 160                                     BIRMINGHAM, AL 35023      9.56%
Westerville, OH 43086-0160             14.33%

--------------------------------------------------------------------------------

                                                 National Financial
                                                 Services Corp
                                                 P O Box 3908
Mase & Co                                        Church Street Station
520 MAIN AVE                                     New York  NY
FARGO ND 58124-0001                    24.14%    10008-3908                9.73%

--------------------------------------------------------------------------------

                                                 Donaldson, Lufkin &
                                                 Jenrette
                                                 P.O. Box 2052
                                                 Jersey City, NJ 07303    12.07%
--------------------------------------------------------------------------------

                                                 First Commonwealth
                                                 Trust
                                                 614 Philadelphia
                                                 Street
                                                 Indiana, PA 15701        14.72%
--------------------------------------------------------------------------------

                                                 Sterne Agee and
                                                 Leach, Inc
                                                 813 Shades Creek
                                                 Parkway  #100B
                                                 Birmingham, AL 35209     26.92%
--------------------------------------------------------------------------------

                                                 Small to Mid Cap Fund
Small to Mid Cap Fund- C Class                   - A-Class

--------------------------------------------------------------------------------


Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST

Pat & Jerry's Family Restaurant                  NATIONAL BANK,
963 W. Midland Road                              P.O Box 2526
Auburn, MI 48611                        9.65%    Waco,TX 76702            96.24%

--------------------------------------------------------------------------------


Jesco & Co.                            20.10%
606 S. Main Steet, Trust Dept.
Princeton, IL 61356

--------------------------------------------------------------------------------


PERSHING LLC
JERSEY CITY, NJ 07303-9998
,                                      28.19%

--------------------------------------------------------------------------------


Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                   40.26%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


International Equity Fund - Advisor              International Equity
Class                                            Fund - Investor Class

--------------------------------------------------------------------------------


Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

                                                 FIRST CLEARING
Balanced Allocation                              CORPORATION
38 Fountain Square                               C/O AGRUSO & TROVATO
MD 1COMI8                                        LLP
Cincinnati, OH 45263                    5.00%    3285 VETERANS MEMORIAL    5.48%

--------------------------------------------------------------------------------

                                                 Hospice of the Red
Charles Schwab & Co., Inc.                       River Valley 403
101 Montgomery Street                            520 Main Avenue
San Francisco  CA 94104                 5.98%    Fargo, ND 58124-0001      6.18%

--------------------------------------------------------------------------------


                                                 THE TRUST COMPANY OF
Aggressive Growth Allocation                     STERNE, AGEE & LEACH
38 Fountain Square
MD 1COMI8                                        800 SHADES CREEK PKWY
Cincinnati, OH 45263                    6.71%    BIRMINGHAM, AL 35023      9.09%

--------------------------------------------------------------------------------


Growth & Income Allocation                       DONALDSON, LUFKIN AND
38 Fountain Square                               JENRETTE
MD 1COMI8                                        ONE PERSHING PLAZA
Cincinnati, OH 45263                    9.50%    JERSEY CITY  NJ 07399    13.44%

--------------------------------------------------------------------------------

                                                 THE TRUST CO OF

Growth Allocation                                STERNE, AGEE & LEACH
38 Fountain Square                               800 SHADES CREEK PKWY
MD 1COMI8                                        STE 125
Cincinnati, OH 45263                   11.37%    BIRMINGHAM AL 35209      14.69%

--------------------------------------------------------------------------------

                                                 National Financial
                                                 Services Corp

Zions Bancorporation Pension Plan                P O Box 3908
c/o Garland Mabe                                 Church Street Station
500 Main Street                                  New York  NY
Dubuque, IA 52001                      11.94%    10008-3908               19.26%

--------------------------------------------------------------------------------

                                                 Sterne Agee & Leach
                                                 Attn: James
                                                 Mezrano/Cash Mgmt

Mase & Co                                        813 Shades Creek
520 MAIN AVE                                     PKWY, Suite 100B
FARGO ND 58124-0001                    17.53%    Birmingham, AL 35209     20.55%

--------------------------------------------------------------------------------

                                                 International Equity
International Equity Fund - C Class              Fund - A-Class

--------------------------------------------------------------------------------


Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST
Jesco & Co.                                      NATIONAL BANK,
606 S. Main Steet, Trust Dept.                   P.O Box 2526
Princeton, IL 61356                     6.48%    Waco,TX 76702            99.33%

--------------------------------------------------------------------------------


Sterling Trust Co CUST FBO              9.51%
LA PRAICE MUTUAL INSURANCE CO.
P.O Box 2526
Waco,TX 76702

--------------------------------------------------------------------------------


Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                   82.32%

--------------------------------------------------------------------------------

High Yield Bond Fund - Advisor Class             High Yield Bond Fund
                                              - Investor Class
--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

The Washington Trust Company                     Arrowhead Trust
Presidential Select -Non ERISA                   P.O. Box 735 MC 315
23 Broad Street                                  San Bernardino, CA
Westerly, RI 02891                      5.10%    92402                     5.65%


--------------------------------------------------------------------------------

Balanced Allocation                              Graddie C. Hubbs
38 Fountain Square                               374 S.W. LaCroix Ave
MD 1COMI8                                        Port Saint Lucie, FL
Cincinnati, OH 45263                    7.28%    34953                     6.35%

--------------------------------------------------------------------------------

                                                 Sterne Agee & Leach
                                                 Attn: James
                                                 Mezrano/Cash Mgmt

AMARBAN PARTNERSHIP                              813 Shades Creek
PO BOX 10788                                     PKWY, Suite 100B
BAINBRIDGE ISLAND, WA 98110-0788        8.35%    Birmingham, AL 35209      9.67%

--------------------------------------------------------------------------------

                                                 FIRST CLEARING
                                                 CORPORATION

Steph & Co.                                      C/O AGRUSO & TROVATO
1820 HALL AVE                                    LLP
PO BOX 137                              8.73%    3285 VETERANS MEMORIAL   11.43%

--------------------------------------------------------------------------------


Growth Allocation
38 Fountain Square                               AMERICAN SCHOOL
MD 1COMI8                                        P.O. BOX 149
Cincinnati, OH 45263                    9.98%    YOUNGSTOWN, OH  44501    13.01%

--------------------------------------------------------------------------------


Growth & Income Allocation                       American National Bank
38 Fountain Square                               PO Box 191
MD 1COMI8                                        Danville, VA
Cincinnati, OH 45263                   10.74%    24543-0191               21.59%

--------------------------------------------------------------------------------


Perry Baker & Co, Non-ERISA                      THE TRUST COMPANY OF
c/o The Washington Trust Company                 STERNE
23 Broad Street                                  800 SHADES CREEK PKWY
Westerly, RI 02891                     12.34%    Birmingham, AL 35209     24.78%

--------------------------------------------------------------------------------


Mase & Co                              20.56%
520 MAIN AVE
FARGO ND 58124-0001

--------------------------------------------------------------------------------

High Yield Bond Fund - C Class                  High Yield Bond Fund
                                             - A-Class
--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

                                                 HOFFMAN R
ALLEN R EVANS INC DE                             400 FIRST STREET SO
P. O. BOX 2052                                   SUITE 300
JERSEY CITY, NJ 07303-9998                       P.O. BOX 283
                                        6.40%    ST CLOUD MN  56302        5.11%

--------------------------------------------------------------------------------


Sterling Trust Co CUST FBO
LA PRAICE MUTUAL INSURANCE CO.                   WEAVER
P.O Box 2526                                     4900 TIEDEMAN ROAD
Waco,TX 76702                          11.29%    BROOKLYN, OH  44144      16.24%

--------------------------------------------------------------------------------

                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST

Jesco & Co.                                      NATIONAL BANK,
606 S. Main Steet, Trust Dept.                   P.O Box 2526
Princeton, IL 61356                    31.32%    Waco,TX 76702            77.49%

--------------------------------------------------------------------------------


Trust Company Of Illinois              47.09%
45 South Park Blvd., #300
Glen Ellyn, IL 60137

--------------------------------------------------------------------------------


                                                 Intermediate Fixed-
Intermediate Fixed Income Fund -                 Income Fund -
Advisor Class                                    Investor Class

--------------------------------------------------------------------------------


Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------


                                                 THE TRUST CO OF
THE TRUST COMPANY OF STERNE                      STERNE, AGEE & LEAC
CASH                                             800 SHADES CREEK PKWY
800 SHADES CREEK PKWY                            STE 125
BIRMINGHAM, AL 35023                    9.56%    BIRMINGHAM AL 35209       5.08%

--------------------------------------------------------------------------------


                                                 ZIONS FIRST NATIONAL
                                                 BANK TRUST
                                                 (REINVEST)
AMARBAN PARTNERSHIP                              PO BOX 30880
PO BOX 10788                                     SALT LAKE CITY  UT
BAINBRIDGE ISLAND, WA 98110-0788       10.76%    84130-0000               76.76%

--------------------------------------------------------------------------------


Ambro & Company                        13.46%
PO Box 191
Danville, VA 24543-0191

--------------------------------------------------------------------------------


Mase & Co
520 MAIN AVE
FARGO ND 58124-0001                    13.84%

--------------------------------------------------------------------------------


Zions Bancorporation Pension Plan
c/o Garland Mabe
500 Main Street
Dubuque, IA 52001                      29.04%

--------------------------------------------------------------------------------


Intermediate Fixed Income Fund -                 Intermediate Fixed-Income Fund
C Class                                          A-Class

--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------


                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST
J. Chad Hamilton                                 NATIONAL BANK,
2132 Keller Lane                                 P.O Box 2526
Salt Lake City, UT 84121                7.11%    Waco,TX 76702            96.48%

--------------------------------------------------------------------------------


Jesco & Co.                            90.76%
606 S. Main Steet, Trust Dept.
Princeton, IL 61356

--------------------------------------------------------------------------------

                                                 Short Intermediate
Short Intermediate Fixed Income Fund             Fixed Income Fund -
- Advisor Class                                  Investor Class

--------------------------------------------------------------------------------


Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------


                                                 THE TRUST COMPANY OF
The Washington Trust Company                     STERNE, AGEE & LEACH
Presidential Select -Non ERISA
23 Broad Street                                  800 SHADES CREEK PKWY
Westerly, RI 02891                      6.28%    Birmingham, AL 35209      5.32%

--------------------------------------------------------------------------------


Income Allocation                                Donaldson, Lufkin &
38 Fountain Square                               Jenrette
MD 1COMI8                                        P.O. Box 2052
Cincinnati, OH 45263                    6.52%    Jersey City, NJ 07303     9.61%

--------------------------------------------------------------------------------

                                                 Zions First National

Income & Growth Allocation                       Bank
38 Fountain Square                               P.O. Box 30880
MD 1COMI8                                        Salt Lake City, UT
Cincinnati, OH 45263                    7.19%    84130-0000               70.30%

--------------------------------------------------------------------------------


Perry Baker & Co, Non-ERISA             9.09%
c/o The Washington Trust Company
23 Broad Street
Westerly, RI 02891

--------------------------------------------------------------------------------


Balanced Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                    9.28%

--------------------------------------------------------------------------------


Growth & Income Allocation
38 Fountain Square
MD 1COMI8
Cincinnati, OH 45263                   10.46%

--------------------------------------------------------------------------------


ANBEE & COMPANY
2430 W. Indian Trail, Suite 201
Aurora, IL 60506                       22.56%

--------------------------------------------------------------------------------


Short Intermediate Fixed Income                  Short Intermediate
Fund - C Class                                   Fixed-Income Fund -
                                              A-Class

--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------
                                                 Accessor Capital
                                                 Management

PERSHING LLC                                     1420 5th Ave  Suite
JERSEY CITY, NJ 07303-9998                       3600
,                                       6.41%    Seattle, WA  98101       30.71%

--------------------------------------------------------------------------------
                                                 Sterling Trust Co
                                                 CUST FBO

Sterling Trust Co CUST FBO                       CITIZENS FIRST
LA PRAICE MUTUAL INSURANCE CO.                   NATIONAL BANK,
P.O Box 2526                                     P.O Box 2526
Waco,TX 76702                           7.79%    Waco,TX 76702            69.29%

--------------------------------------------------------------------------------

Jesco & Co.                            34.32%
606 S. Main Steet, Trust Dept.
Princeton, IL 61356

--------------------------------------------------------------------------------

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                   50.85%

--------------------------------------------------------------------------------

Mortgage Securities Fund - Advisor               Mortgage Securities
Class                                            Fund - Investor Class

--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

Zions Bancorporation Pension Plan                Arrowhead Trust
c/o Garland Mabe                                 P.O. Box 735 MC 315
500 Main Street                                  San Bernardino, CA
Dubuque, IA 52001                       5.28%    92402                     5.39%

--------------------------------------------------------------------------------
                                                 Donaldson, Lufkin &

Mase & Co                                        Jenrette
520 MAIN AVE                                     P.O. Box 2052
FARGO ND 58124-0001                    10.62%    Jersey City, NJ 07303     5.73%

--------------------------------------------------------------------------------

Zions First National Bank                        Belbank & Co.
Attn: John Fackrell                              600 South State St.
One South Main  STE 1340                         Belvidere, IL
Salt Lake City, UT 84111               61.47%    61008-4300               12.67%

--------------------------------------------------------------------------------
                                                 Sterne Agee & Leach
                                                 Attn: James
                                                 Mezrano/Cash Mgmt
                                                 813 Shades Creek
                                                 PKWY, Suite 100B
                                                 Birmingham, AL 35209     14.55%
--------------------------------------------------------------------------------
                                                 National Financial
                                                 Services Corp
                                                 P O Box 3908
                                                 Church Street Station
                                                 New York  NY
                                                 10008-3908               27.03%
--------------------------------------------------------------------------------
                                                 THE TRUST COMPANY OF
                                                 STERNE
                                                 REINVEST
                                                 800 SHADES CREEK PKWY
                                                 Birmingham, AL 35209     28.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Mortgage Securities

Mortgage Securities - C Class                    Fund - A-Class

--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST
J. Chad Hamilton                                 NATIONAL BANK,
2132 Keller Lane                                 P.O Box 2526
Salt Lake City, UT 84121               14.70%    Waco,TX 76702            98.40%

--------------------------------------------------------------------------------
Jesco & Co.                            80.48%
606 S. Main Steet, Trust Dept.
Princeton, IL 61356

--------------------------------------------------------------------------------
US Government Money Fund -                      US Government Money
Advisor Class                                   Fund - Investor Class
--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
M. S. L. COMPANY                        7.95%    Strachan Shipping Co.     8.74%
                                                 401(k)
2430 W. Indian Trail, Suite 201                  P.O. Box 2526
Aurora, IL 60506                                 Waco, TX 76702-2526

--------------------------------------------------------------------------------
                                                 Trust Company of
                                                 Sterne Agee& Leach
Vectra Bank Colorado, N.A.                       800 Shades Creek
1650 S. Colorado Blvd                            PKWY,  Ste 125
Denver, CO 80120                       10.37%    Birmingham, AL 35209     15.61%

--------------------------------------------------------------------------------
                                                 Sterne Agee & Leach
                                                 Attn: James
                                                 Mezrano/Cash Mgmt
Nevada State Bank                                813 Shades Creek
4240 W. Flamingo Road                            PKWY, Suite 100B
Las Vegas, NV 89125-0990               17.94%    Birmingham, AL 35209     32.18%

--------------------------------------------------------------------------------
 Zions First National Bank                       ZIONS FIRST NATIONAL
 One South Main  STE 1340                        BANK TRUST
 Salt Lake City, UT 84111               53.26%   PO BOX 30880
                                                 SALT LAKE CITY  UT
                                                 84130-0000               33.78%
--------------------------------------------------------------------------------
US Govt Money Fund - C Class                     US Government Money
                                                 Fund - A-Class
--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
John Y. Lee                             6.19%    Accessor Capital        100.00%
29 Landers St.                                   Management
San Francisco, CA 94114                          1420 5th Ave  Suite
                                                 3600
                                                 Seattle, WA  98101

--------------------------------------------------------------------------------

Pat & Jerry's Family Restaurant        15.79%
963 W. Midland Road
Auburn, MI 48611

--------------------------------------------------------------------------------

Trust Company Of Illinois
45 South Park Blvd., #300
Glen Ellyn, IL 60137                   56.88%

--------------------------------------------------------------------------------

Aggressive Growth Allocation Fund                Aggressive Growth
- Advisor Class                                  Allocation Fund -
                                                 Investor Class

--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
401K & PS Pl Emp Western Industries     6.35%    The Savannah Bancorp,     8.71%
                                                 Inc
                                                 800 Shades Creek
401 North 31st Street                            Parkway Suite 125
Billings, MT 59101                               Birmingham,AL 35209

--------------------------------------------------------------------------------

National Financial Services Corp                 Strachan Shipping Co.
P O Box 3908                                     401(k)
Church Street Station                            P.O. Box 2526
New York  NY 10008-3908                74.38%    Waco, TX 76702-2526      17.42%

--------------------------------------------------------------------------------
                                                 Trust Company of
                                                 Sterne Agee& Leach
                                                 800 Shades Creek
                                                 PKWY,  Ste 125
                                                 Birmingham, AL 35209     23.86%
--------------------------------------------------------------------------------
                                                 American National Bank
                                                 PO Box 191
                                                 Danville, VA
                                                 24543-0191               30.84%
--------------------------------------------------------------------------------
                                                 Three Affiliated
                                                 Tribes Pension Pl
                                                 520 Main Avenue
                                                 Fargo, ND 58124           6.02%
--------------------------------------------------------------------------------
                                                 Aggressive Growth
Aggressive Growth Allocation Fund                Allocation Fund -
C - Class                                        A-Class
--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
Pat & Jerry's Family Restaurant         7.35%    Susan Abels FBO Lucas     5.25%
                                                 C. Abels III
963 W. Midland Road                              706 Plummer Drive
Auburn, MI 48611                                 Greensboro, NC 27410

--------------------------------------------------------------------------------
                                                 HELGESON J
                                                 400 FIRST STREET SO
STATON  MATTHEW D                                SUITE 300
212 VALLEY PARK DR                               P.O. BOX 283
CHAPEL HILL NC   27514-3324             8.62%    ST CLOUD MN  56302       38.31%

--------------------------------------------------------------------------------

PRIMEVEST FINANCIAL                              G STEVEN SULLIVAN AN
400 FIRST STREET SO SUITE 300                    P. O. BOX 2052
P.O. BOX 283                                     JERSEY CITY, NJ
ST CLOUD MN  56302                     12.10%    07303-9998               47.17%

--------------------------------------------------------------------------------

IRA FBO   WAYNE M FI
P. O. BOX 2052
JERSEY CITY, NJ 07303-9998             20.25%

--------------------------------------------------------------------------------

GRIESHEIMER M                          26.33%
400 FIRST STREET SO SUITE 300
P.O. BOX 283 ST CLOUD MN 56302

--------------------------------------------------------------------------------

Growth Allocation Fund - Advisor                Growth Allocation
Class                                           Fund - Investor Class
--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

AMARBAN PARTNERSHIP                     5.81%    American National Bank   13.76%
                                                 PO Box 191
PO BOX 10788                                     Danville, VA
BAINBRIDGE ISLAND, WA 98110-0788                 24543-0191

--------------------------------------------------------------------------------
                                                 The Savannah Bancorp,
National Financial Services Corp                 Inc
P O Box 3908                                     800 Shades Creek
Church Street Station                            Parkway Suite 125
New York  NY 10008-3908                56.37%    Birmingham,AL 35209      16.14%

--------------------------------------------------------------------------------
The Washington Trust Company                     Strachan Shipping Co.
Presidential Select -Non ERISA                   401(k)
23 Broad Street                                  P.O. Box 2526
Westerly, RI 02891                     22.73%    Waco, TX 76702-2526      24.99%

--------------------------------------------------------------------------------
                                                 Trust Company of
                                                 Sterne Agee& Leach
                                                 800 Shades Creek
                                                 PKWY,  Ste 125
                                                 Birmingham, AL 35209     25.60%
--------------------------------------------------------------------------------

Growth Allocation Fund - C Class                 Growth Allocation
                                                 Fund - A-Class
--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------

Florida Striping, Inc. PSP              5.82%    Sterling Trust Co        23.95%
                                                 CUST FBO
                                                 CITIZENS FIRST
                                                 NATIONAL BANK,
2951 Indiana Street                              P.O Box 2526
West Melbourne, FL 32904                         Waco,TX 76702

--------------------------------------------------------------------------------
CHRISTOPHER B                                    KEVIN P GATES
400 FIRST STREET SO SUITE 300                    P. O. BOX 2052
P.O. BOX 283                                     JERSEY CITY, NJ
ST CLOUD MN  56302                      6.15%    07303-9998               62.43%

--------------------------------------------------------------------------------
Pat & Jerry's Family Restaurant         9.03%
963 W. Midland Road
Auburn, MI 48611
--------------------------------------------------------------------------------
SEP FBO MS SUSAN T
P. O. BOX 2052
JERSEY CITY, NJ 07303-9998
                                       26.40%

--------------------------------------------------------------------------------
Growth & Income Allocation Fund                  Growth & Income
- Advisor Class                                  Allocation Fund -
                                                 Investor Class
--------------------------------------------------------------------------------

Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------
First Independent Aggregate Account     7.00%    Three Affiliated         10.16%
                                                 Tribes Pension Pl
1220 Main Street, Suite 300                      520 Main Avenue
Vancouver, WA 98660                              Fargo, ND 58124
--------------------------------------------------------------------------------

The Washington Trust Company
Presidential Select -Non ERISA                   Wilfred W. McDougal
23 Broad Street                                  1719 Greer Drive W.
Westerly, RI 02891                     19.19%    Newark, OH 43055         11.42%

--------------------------------------------------------------------------------

THE TRUST COMPANY OF STERNE            25.65%
CASH
800 SHADES CREEK PKWY
BIRMINGHAM, AL 35023

--------------------------------------------------------------------------------
National Financial Services Corp
P O Box 3908
Church Street Station
New York  NY 10008-3908                32.88%

--------------------------------------------------------------------------------

Growth & Income Allocation Fund - C Class        Growth & Income
                                                 Allocation Fund -
                                                 A-Class

--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent

--------------------------------------------------------------------------------
                                                 G STEVEN SULLIVAN
Pat & Jerry's Family Restaurant                  P. O. BOX 2052
963 W. Midland Road                              JERSEY CITY, NJ
Auburn, MI 48611                        8.69%    07303-9998               18.55%

--------------------------------------------------------------------------------
                                                 Sterling Trust Co
                                                 CUST FBO
VIRGINIA F. DAVIS                                CITIZENS FIRST
P. O. BOX 2052                                   NATIONAL BANK,
JERSEY CITY, NJ 07303-9998                       P.O Box 2526
                                       22.46%    Waco,TX 76702            62.97%

--------------------------------------------------------------------------------
Felix H and Nance L Dupuy Trust
101 Yampah Lane
Whitefish, MT 59937                    11.34%

--------------------------------------------------------------------------------

Balanced Allocation Fund - Advisor               Balanced Allocation
Class                                            Fund - Investor Class

--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
The Washington Trust Company            5.28%    American National Bank    5.79%
Presidential Select -Non ERISA                   PO Box 191
23 Broad Street                                  Danville, VA
Westerly, RI 02891                               24543-0191
--------------------------------------------------------------------------------
                                                 The Savannah Bancorp,
THE TRUST COMPANY OF STERNE                      Inc
CASH                                             800 Shades Creek
800 SHADES CREEK PKWY                            Parkway Suite 125
BIRMINGHAM, AL 35023                    7.85%    Birmingham,AL 35209       5.95%

--------------------------------------------------------------------------------
                                                 Three Affiliated
First Independent Aggregate Account              Tribes Pension Pl
1220 Main Street, Suite 300                      520 Main Avenue
Vancouver, WA 98660                    18.50%    Fargo, ND 58124          12.50%

--------------------------------------------------------------------------------
National Financial Services Corp                 Strachan Shipping Co.
P O Box 3908                                     401(k)
Church Street Station                            P.O. Box 2526
New York  NY 10008-3908                50.56%    Waco, TX 76702-2526      21.49%
--------------------------------------------------------------------------------
                                                 Trust Company of
                                                 Sterne Agee& Leach
                                                 800 Shades Creek
                                                 PKWY,  Ste 125
                                                 Birmingham, AL 35209     36.65%
--------------------------------------------------------------------------------
                                                 Balanced Allocation
Balanced Allocation Fund - C Class               Fund - A-Class
--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
Kitty Chandler Hyer Rev Trust           9.59%    IRA FBO JOHN J AVIGN      9.61%
6477 Hwy 93 S
Whitefish, MT 59937
--------------------------------------------------------------------------------
                                                 ERICKSON TRUST
IRA FBO DONNA H RIGB                             400 FIRST STREET SO
P. O. BOX 2052                                   SUITE 300
JERSEY CITY, NJ 07303-9998                       P.O. BOX 283
                                       27.96%    ST CLOUD MN  56302       15.84%
--------------------------------------------------------------------------------
                                                 IRA FBO MS BETTY B P
                                                 P. O. BOX 2052
                                                 JERSEY CITY, NJ
                                                 07303-9998               54.49%
--------------------------------------------------------------------------------
                                                 Income & Growth
                                                 Allocation Fund -
Income & Growth Allocation-Advisor               Investor Class
--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
The Washington Trust Company            8.17%    The Savannah Bancorp,     5.29%
23 Broad Street                                  Inc
Westerly, RI 02891                               800 Shades Creek
                                                 Parkway Suite 125
                                                 Birmingham,AL 35209
--------------------------------------------------------------------------------
                                                 Trust Company of
National Financial Services Corp                 Sterne Agee& Leach
P O Box 3908                                     800 Shades Creek
Church Street Station                            PKWY,  Ste 125
New York  NY 10008-3908                14.69%    Birmingham, AL 35209     63.43%
--------------------------------------------------------------------------------
First Independent Aggregate Account    56.66%
1220 Main Street, Suite 300
Vancouver, WA 98660
--------------------------------------------------------------------------------
Income & Growth Allocation Fund - C              Income & Growth
Class                                            Allocation Fund -
                                                 A-Class
-------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
Anna M. Dumbleton & Anne Mohr           5.05%    MARDENE M SCHUILING       9.75%
1631 PGA Blvd.                                   P. O. BOX 2052
Melbourne, FL 32935                              JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------
                                                 Sterling Trust Co
                                                 CUST FBO
LAPLANTE R                                       CITIZENS FIRST
400 FIRST STREET SO SUITE 300                    NATIONAL BANK,
P.O. BOX 283                                     P.O Box 2526
ST CLOUD MN  56302                      5.59%    Waco,TX 76702            88.27%

--------------------------------------------------------------------------------
Pat & Jerry's Family Restaurant        21.09%
963 W. Midland Road
Auburn, MI 48611
--------------------------------------------------------------------------------
IRA FBO STANLEY S JO
P. O. BOX 2052
JERSEY CITY, NJ 07303-9998
                                       38.75%
--------------------------------------------------------------------------------
                                                 Income Allocation
Income Allocation Fund - Advisor Class           Fund - Investor Class
--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
                                                 Padlock Ranch Company
                                                 401(K) Plan
J ANTHONY WHATLEY                                P. O. Box 30918
615 HILLSIDE DRIVE                               Billings, MT
SEATTLE, WA 98112-0000                  6.25%    59116-0918                7.67%
-------------------------------------------------------------------------------
                                                 American National Bank
MIDTRUSCO                                        PO Box 191
10740 NALL AVE 100                               Danville, VA
OVERLAND PARK KS 66211                  8.09%    24543-0191               10.58%

--------------------------------------------------------------------------------
                                                 The Savannah Bancorp,
National Financial Services Corp                 Inc
P O Box 3908                                     800 Shades Creek
Church Street Station                            Parkway Suite 125
New York  NY 10008-3908                12.27%    Birmingham,AL 35209      12.60%

--------------------------------------------------------------------------------
                                                 Glennville Bank &
First Independent Aggregate Account              Trust PSP
1220 Main Street, Suite 300                      102 E. Barnard Street
Vancouver, WA 98660                    14.36%    Glennville, GA 30427     14.35%

--------------------------------------------------------------------------------
The Washington Trust Company                     Three Affiliated
Presidential Select -Non ERISA                   Tribes Pension Pl
23 Broad Street                                  520 Main Avenue
Westerly, RI 02891                     15.99%    Fargo, ND 58124          17.86%

--------------------------------------------------------------------------------
                                                 Trust Company of
                                                 Sterne Agee& Leach
Mase & Co                                        800 Shades Creek
520 MAIN AVE                                     PKWY,  Ste 125
FARGO ND 58124-0001                    32.06%    Birmingham, AL 35209     29.05%

--------------------------------------------------------------------------------
                                                 Income Allocation
Income Allocation Fund - C Class                 Fund - A-Class

--------------------------------------------------------------------------------
Owner                                 Percent    Owner                   Percent
--------------------------------------------------------------------------------
                                                 IRA FBO THOMAS G DWA
Roberta P. Henry                                 P. O. BOX 2052
605 E. River Road                                JERSEY CITY, NJ
Emigrant, MT 59027                      5.54%    07303-9998               31.96%

--------------------------------------------------------------------------------
                                                 Sterling Trust Co
                                                 CUST FBO
                                                 CITIZENS FIRST
Midwest Cinema Group                             NATIONAL BANK,
6801 W. 107th Streeet                            P.O Box 2526
Overland Park, KS 66212                 8.75%    Waco,TX 76702            67.84%
--------------------------------------------------------------------------------
Pat & Jerry's Family Restaurant        11.37%
963 W. Midland Road
Auburn, MI 48611
--------------------------------------------------------------------------------
PERSHING LLC
JERSEY CITY, NJ 07303-9998             61.99%

--------------------------------------------------------------------------------




As of April 15, 2004, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of each Fund except in the following Funds:(1) 6.58% of the Income Allocation Fund; (2) 3.60% of the Income & Growth Allocation Fund; (3) 1.66% of the Balanced Allocation Fund; and (4) 2.62% of the Aggressive Growth Allocation Fund.


 If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of Accessor Funds and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Funds' investment policies, all of which may adversely affect the NAV of a Fund. As with any mutual fund, certain shareholders of a Fund could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Fund's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Funds' day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:

Manager, Administrator, Transfer Agent,   Accessor Capital Management LP
Registrar and Dividend Disbursing Agent

Custodian                           Fifth Third Bank

Fund Accounting Agent               ALPS Mutual Funds Services


Money Managers

        Fund                                    Money Manager
--------------------------------------------------------------------------------
        Growth Fund                   Enhanced Investment Technologies LLC
                                        ("INTECH")
        Value Fund                    Wellington Management LLC ("Wellington
                                        Management")
        Small to Mid Cap Fund         SSgA Funds Management, Inc. ("SSgA")
        International Equity Fund     J.P. Morgan Fleming Asset Management
                                        (London) Limited ("JPMorgan")
        High Yield Bond Fund          Financial Management Advisors, LLC ("FMA")
        Intermediate Fixed-Income
        Fund and Short-Intermediate
        Fixed-Income Fund             Cypress Asset Management ("Cypress")
        Mortgage Securities Fund      BlackRock Financial Management, Inc.
                                        ("BlackRock")
        U.S. Government Money Fund
        and
        Accessor Allocation Funds     Accessor Capital Management LP ("Accessor
                                        Capital")


Distributor                            ALPS Distributors, Inc.

MANAGER, ADMINISTRATOR, TRANSFER AGENT, RESISTRAR AND DIVIDEND DISBURSING
AGENT

Accessor Capital is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with the Underlying Funds and a Management Agreement with the Allocation Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Under each Management Agreement Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers, Fifth Third Bank that serves as the Custodian, ALPS Mutual Funds Services that serves as the Fund Accounting Agent, and ALPS Distributors, Inc. that serves as Distributor. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on February 12, 2004.


The Management Agreement with the Allocation Funds was initially approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on November 16, 2000, and by the shareholders of the Allocation Funds on December 27, 2000. The Management Agreement with the Allocation Funds was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on November 13, 2003.

BOARD APPROVAL OF MANAGEMENT AGREEMENT. When considering the continuation of the Management Agreements, the Board reviewed reports prepared by and data provided by Accessor Capital and materials provided by Fund counsel. The principal factors considered by the Board are Accessor Capital's: (1) selection, monitoring and, when necessary, proposing changes in the Money Managers, as evidenced principally by the investment performance of each Fund relative to its benchmark index and to other mutual funds of comparable size with similar objectives over the last 1, 3, and 5 year periods and for the life of the Funds;
(2) fees as a percentage of a Fund's assets, as compared to fees paid to other investment managers by mutual funds of comparable size; and other compensation, principally transfer agency fees, paid by the Funds; (3) cost-effective management of the Funds, as evidenced principally by the Funds' expense ratios as compared to mutual funds with similar objectives and of similar size in mutual fund families of similar size; (4) structuring and negotiation of the Money Manager fees, including performance incentives and penalties; (5) initiation of new or revised portfolio investment practices and investor services and programs, and commitment of its resources, including some of its profits, to do so; (6) day to day management and administration of the Funds' operations, including regulatory compliance, oversight of the Money Managers brokerage commission and portfolio trading practices.

At the Board's most recent renewal of the Management Agreements with Accessor Capital, the Board concluded Accessor Capital's: (1) Selection of Money Managers has been satisfactory, particularly under the market conditions which have prevailed since March, 2000. At the renewal of the Management Agreement for the 2003-2004 year, the Board noted that for the lives of the Funds, other than U.S. Government Money Fund, seven of eight Funds equaled or exceeded their benchmark prior to fees, and three of eight did so after fees. (2) Fees and compensation were reasonable in relation to the services provided to the Funds and management fees paid by comparable mutual funds to their investment managers. (3) Management of the Funds' expenses was very satisfactory; the Advisor Class for all Funds had expense ratios which were lower than their comparable universe of mutual funds and all Funds had expense ratios that were competitive with more tightly constricted universes. (4) Negotiation of Money Manager fees resulted in the Funds paying base fee rates which were lower than or competitive with the rates paid by other comparable institutional investors, and the incentive and penalty fees properly aligned the Money Manager's level of compensation with the investment performance it was providing. (5) Initiatives to enhance the Funds' investment practices and investors services and programs were very satisfactory taking into account, particularly, (a) the market conditions of the past several years and the adverse impact of those conditions on Accessor Capital's revenues and profits, and (b) the added operating and compliance expenses Accessor Capital has absorbed responding to new privacy, anti-terrorism and corporate financial reporting laws. (6) Day to day management and administration of the Funds was satisfactory.

ACCESSOR CAPITAL'S FEES. The schedule below shows fees payable to Accessor Capital as Manager and administrator of Accessor Funds, pursuant to the Management Agreements between Accessor Capital and Accessor Funds. Each Fund pays Accessor Capital a fee equal on an annual basis to the following percentage of the Fund's average daily net assets. In addition to the Management Fee paid to Accessor Capital, the Allocation Funds bear their pro rata portion of the fees and expenses of the Underlying Funds, including the Management Fees described below.

Accessor Capital has entered into a Second Expense Subsidy Agreement with Accessor Funds with respect to the Allocation Funds. Accessor Funds has received from the Securities and Exchange Commission an exemptive order allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds' expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses. The Allocation Funds intend to pay the management fee to Accessor Capital of 0.10%, up to 0.10% of their own "other expenses" and any applicable distribution or service fees. To the extent that these expenses are not paid by the Underlying Funds or directly by the Allocation Funds, Accessor Capital has contractually agreed to pay the expenses of the Allocation Funds for the fiscal years ended December 31, 2004 through 2006.


           MANAGEMENT FEE SCHEDULE FOR PAYMENTS TO ACCESSOR CAPITAL

                                               Management Fee
                                         (as a percentage of average
Accessor Fund                                 daily net assets)
---------------------------------------------------------------

Growth                                               0.45%
Value                                                0.45%
Small to Mid Cap                                     0.60%
International Equity                                 0.55%
High Yield Bond                                      0.36%
Intermediate Fixed-Income                            0.33%
Short-Intermediate Fixed-Income                      0.33%
Mortgage Securities                                  0.36%
U.S. Government Money                                0.08%
Income Allocation                                    0.10%
Income & Growth Allocation                           0.10%
Balanced Allocation                                  0.10%
Growth & Income Allocation                           0.10%
Growth Allocation                                    0.10%
Aggressive Growth Allocation                         0.10%

                   MANAGEMENT FEES PAID TO ACCESSOR CAPITAL

For the periods ended December 31 Accessor Capital has received the following fees under its Management Agreement with each Fund:



      Accessor Fund                   2001        2002        2003
------------------------------------------------------------------


      Growth                      $961,435    $646,511    $445,908
      Value                        705,547     494,933     327,303
      Small to Mid Cap           1,346,709     870,517     739,009
      International Equity         797,604     440,207     344,056
      High Yield Bond              116,344     166,143     195,584
      Intermediate Fixed-Income    213,355     196,909     168,464
      Short-Intermediate Fixed-
        Income                     196,028     198,440     228,481
      Mortgage Securities          480,578     543,688     604,285
      U.S. Government Money      2,122,292   1,484,022     911,646

      Income Allocation              2,587      11,823      11,830
      Income & Growth Allocation     4,450       6,501      10,725
      Balanced Allocation           11,554      17,671      24,236
      Growth & Income Allocation     9,162      19,863      24,225
      Growth Allocation             17,848      30,460      30,592
      Aggressive Growth Allocation  12,451      17,019      16,791


OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to each Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Sub-transfer agent and compliance services previously provided by Accessor Capital under the Sub-Administration Agreement are provided to the Funds under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, 0.13% of the average daily net assets of the High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, and 0.05% of the average daily net assets of the U.S. Government Money Fund of Accessor Funds, and (ii) a transaction fee of $0.50 per transaction. No transfer agency fee is charged to the Allocation Funds directly. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.

                 TRANSFER AGENT FEES PAID TO ACCESSOR CAPITAL

FUND                            2001*         2002**         2003
-----------------------------------------------------------------


Growth                      $313,120      $221,752      $ 164,246
Value                        230,895       169,820        120,764
Small to Mid Cap             329,665       221,325        199,363
International Equity         211,190       121,650        101,563
High Yield Bond               43,463        61,781         76,486
Intermediate Fixed-Income     81,553        79,390         75,233
Short-Intermediate Fixed-
   Income                     74,892        79,730         97,781
Mortgage Securities          180,041       202,769        238,133
U.S. Government Money      1,110,982       843,048        658,469

--------------
* The Transfer Agent Agreement was amended February 26, 2001, to increase the annual fee of the Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Funds from 0.13% to 0.15%, effective May 1, 2001. ** The Transfer Agent Agreement was amended on February 21, 2002, to decrease the annual fee on the U.S. Government Money Fund from 0.13% to 0.05%, effective May 1, 2002.


On February 11, 2002, certain changes were made in the direct and indirect ownership interests and structure of Accessor Capital. As a result of these changes, the general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation majority owned by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Ravindra A. Deo, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.


CUSTODIAN

The Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Underlying Funds' assets since October, 1996, and the Allocation Funds' assets since December, 2000. Through an agreement between Fifth Third and Accessor Funds, Fifth Third may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of each Fund and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Funds an annual fee and also is reimbursed by the Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third also acts as Custodian for investors of the Funds with respect to the individual retirement accounts ("IRA Accounts").

FUND ACCOUNTING AGENT


ALPS Mutual Funds Services, 1625 Broadway, Suite 2200, Denver, Colorado 80202 ("ALPS") provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. ALPS is paid by the Funds an annual fee based on the average net assets of Accessor Funds plus specified transactions costs per Fund for these services, and is reimbursed by the Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.


DISTRIBUTOR

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver Colorado 80202 ("Distributor") serves as distributor for the Funds, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of ALPS, the Fund Accounting Agent for the Funds. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.


 The Distributor is compensated under the Distribution Agreement. For A Class Shares, the Distributor receives commission revenue consisting of that portion of the A Class Shares sales charge remaining after the allowances by the Distributor to investment dealers. For A Class Shares and C Class Shares, the Distributor sells the rights to the 12b-1 fees paid by the Fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of C Class Shares.


The Distributor also receives any contingent deferred sales charges that apply upon redemption during the first 24 months after purchase of A Class Shares and the first year after purchase of C Class Shares, as described below in "Additional Purchase and Redemption Information - Redemption of A Class and C Class Shares" and is paid by the Funds the service and distribution fees described in the prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of A Class Shares or C Class Shares of the Funds to certain financial intermediaries from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund's shares.


The amounts retained on the sale of A Class Shares and C Class Shares of each Fund by the Distributor from contingent deferred sales charges ("CDSC") are set forth below. Because A Class Shares have less than one calendar year of information, no information as to retained sales loads or CDSC is provided as of the date of this Statement of Additional Information.


            FISCAL YEAR/      COMMISSIONS,        ALLOWANCE OR COMPENSATION
            PERIOD            REVENUE OR FEES     TO DEALERS
                              RETAINED
------------------------------------------------------------------------------
C CLASS     2002              $0                  $0
            2003



The Distribution Agreement for the Funds may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of a Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of a Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.

The Funds have adopted 12b-1 plans for its Investor Class, A Class Shares and C Class Shares which, among other things, permit them to pay the Funds' Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to financial intermediaries are known as "trail commissions." For a more detailed description of the Funds' 12b-1 plans, see "Distribution and Service Plan" below.

INDEPENDENT AUDITORS AND LEGAL COUNSEL


 Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601-6779 serves as each Fund's independent auditor and in that capacity audits the Funds' annual financial statements. Kirkpatrick & Lockhart LLP, 75 State Street, Boston, Massachusetts 02109 serves as the Funds' legal counsel.


MONEY MANAGERS

Currently, Accessor Capital invests all of the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital may also invest each Fund's liquidity reserves, and all or any portion of the Fund's other assets not assigned to a Money Manager. Each other Underlying Fund of Accessor Funds currently has one Money Manager investing all or part of its assets.

The Money Managers selected by Accessor Capital have no affiliation with or relationship to Accessor Funds or Accessor Capital other than as discretionary managers for each Fund's assets. In addition, some Money Managers and their affiliates may effect brokerage transactions for the Funds. See "Fund Transaction Policies--Brokerage Allocations."

Each new, revised or amended Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of each Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management Agreement is reviewed annually by the Board of Directors. The table below sets forth the effective dates and Board and shareholder approval dates for the current Money Management Agreements for each Fund.

Fund                Manager          Agreement     Board      Approval
                                     Effective     Approval   Date
                                     Date          Date
---------------------------------------------------------------------------

Growth              INTECH           March 1, 2004 Feb. 12,   Sept. 1,
                                                   2004       1993*
Value               Wellington       January 10,   Nov. 14,   August 15,
                    Management       2001          2003       1995*
Small to Mid Cap    SSgA             June 1, 2001  Apr. 25,   April 30,
                                                   2003       1998*
International       JPMorgan Fleming January 10,   Nov. 14,   Sept. 30,
Equity                               2002          2003       1994*
High Yield Bond     FMA              May 1, 2000   Feb. 12,   May 1, 2000
                                                   2004
Int. Fixed-Income   Cypress          Sept. 21,     Feb. 12,   Sept. 1,
                                     1998          2004       1993*
Short-Int.          Cypress          Sept. 21,     Feb. 12,   Sept. 1,
Fixed-Income                         1998          2004       1993*
Mortgage Securities BlackRock        January 27,   Feb. 12,   Jan. 27,
                                     1995          2004       1995

--------------------
*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where a Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

BOARD APPROVAL OF MONEY MANAGERS AGREEMENTS. In connection with these approvals, the Board reviews reports and other data prepared by Accessor Capital, the Money Managers and Fund counsel. The three principal factors which the Board considers for each Money Manager are: (1) The investment performance of the Fund relative to its benchmark index and to the investment performance of mutual funds of comparable size with similar investment objectives (taking into account, when appropriate, that the Funds' Money Managers are expected to remain fully invested in their assigned securities). (2) The amount and rate of the Money

Manager's fee, including the incentive and penalty fee, paid to the Money Manager. (3) Accessor Capital's assessment of each Money Manager's ability to manage the Fund and achieve its objectives during the new contract year. The Board also considers to the extent appropriate: The quality and timeliness of services provided to the Funds (e.g., reporting trades to the Fund custodian; assisting in resolving trade settlement or pricing issues); continuity of the Money Manager's investment personnel and the portfolio manager(s) serving the Fund; and regulatory compliance and compliance with the Fund's investment policies and administrative procedures.


During the 12 month period ended April 29, 2004, the Board renewed the agreements for all Money Managers. The Board concluded that (1) The investment performance for all current Money Managers relative to their benchmark indices was satisfactory, with the exception of the Growth Fund; the Money Managers for Small to Mid Cap, Intermediate, High Yield and Mortgage Securities Funds delivered performance which exceeded the benchmark index; the Money Managers for Value and Short Intermediate Funds trailed their benchmark indices by acceptable amounts given market conditions. The Growth Manager consistently underperformed and was replaced. (2) The levels of fees were reasonable in relation to the services provided, particularly taking into account the performance or penalty fee adjustments. (3) The Board gave significant weight to Accessor Capital's evaluation of the Money Managers and recommendations that the Agreements be renewed or terminated. The Board also concluded that all Money Managers were providing satisfactory quality and timely services, continuity of investment personnel, and regulatory and administrative compliance services.

Among other items, the Board reviewed the performance of each Money Manager through the most recent calendar quarter at the time of each renewal, the Board concluded such performance for each Money Manager was acceptable or in the case of the Growth Fund Money Manager unacceptable in which case the Money Manager was replaced. The performance reviewed by the Board was as follows

Fund           Money        Date of   Performance Fund       Manager   Quarterly     Manager     Benchmark   Annualized   Total Fee
               Manager      Renewal   Review      Quarterly  Quarterly Performance   Annualized  Annualized  Manager      Payable
                                      Dates       Return     return    of            Rolling     Rolling     Excess
                                                                       benchmark     Return      Return      Return
                                                                         -0.83%       -21.43%     -20.90%      -0.5
Growth         Chicago      Feb. 12,  Q1 2003       -0.25%      -.07%    12.18%       -18.62%     -17.40%      -1.22%        0.10%
               Equity       2004      Q2 2003        9.00%      9.26%     2.75%       -15.90%     -14.06%      -1.84%        0.10%
                                      Q3 2003        2.20%      2.40%     9.93%        -7.10%      -5.72%      -1.38%        0.10%
                                      Q4 2004        9.71%      9.94%     9.90%       -16.37%     -15.32%      -1.05%        0.10%
Value          Wellington   Nov. 14,  Q4 2002        9.07%      9.33%    -5.51%       -16.59%     -15.95%      -0.64%        0.10%
               Management   2003      Q1 2003       -5.08%     -4.88%    18.84%        -8.51%      -7.48%      -1.02%        0.10%
                                      Q2 2003       17.48%     17.68%     2.54%        -6.44%      -5.82%      -0.63%        0.10%
                                      Q3 2003        3.19%      3.40%    -9.79%        -7.37%     -13.26%       5.89%        0.42%
Small to Mid   SSgA         Apr. 25,  Q2 2002       -5.80%     -5.52%   -15.33%       -18.14%     -21.87%       3.74%        0.42%
Cap                         2003      Q3 2002      -16.13%    -15.94%     5.72%       -12.84%     -15.52%       2.68%        0.35%
                                      Q4 2002        4.13%      4.51%    -3.23%       -13.06%     -15.07%       2.01%        0.35%
                                      Q1 2003       -4.14%     -3.81%     6.80%       -18.48%     -20.89%       2.41%        0.40%
International  JPMorgan     Nov. 14,  Q4 2002        8.06%      8.32%    -7.93%       -22.90%     -22.77%      -0.13%        0.30%
Equity         Fleming      2003      Q1 2003      -10.47%    -10.13%    19.92%        -5.13%      -5.95%       0.82%        0.40%
                                      Q2 2003       21.06%     21.43%     8.75%        -0.04%       0.48%      -0.52%        0.30%
                                      Q3 2003        6.31%      6.74%     7.61%         4.24%       2.30%       1.94%        0.27%
High Yield     FMA          Feb. 12,  Q1 2003        4.58%      4.78%    10.10%         6.83%       5.43%       1.40%        0.23%
Bond                        2004      Q2 2003        8.53%      8.78%     2.77%         7.89%       6.20%       1.70%        0.27%
                                      Q3 2003        3.23%      3.50%     5.91%        10.87%      10.21%       0.66%        0.19%
                                      Q4 2004        6.04%      6.29%     1.65%        10.66%      10.07%       0.58%        0.14%
Int.           Cypress      Feb. 12,  Q1 2003        1.60%      1.79%     3.52%        11.76%      10.82%       0.94%        0.20%
Fixed-Income                2004      Q2 2003        4.01%      4.15%    -0.50%        10.40%       9.59%       0.81%        0.20%
                                      Q3 2003       -0.77%     -0.54%    -0.02%         8.92%       8.04%       0.88%        0.20%
                                      Q4 2004        0.06%      0.24%     1.16%         7.94%       8.65%      -0.70%        0.05%
Short-Int.     Cypress      Feb. 12,  Q1 2003        0.86%      1.07%     1.74%         7.82%       8.66%      -0.84%        0.05%
Fixed-Income                2004      Q2 2003        1.71%      1.87%     0.31%         6.79%       7.84%      -1.05%        0.05%
                                      Q3 2003       -0.31%     -0.15%     0.12%         5.86%       6.81%      -0.95%        0.05%
                                      Q4 2004       -0.07%      0.06%     0.92%         9.59%       9.20%       0.38%        0.19%
Mortgage       BlackRock    Feb. 12,  Q1 2003        0.88%      1.02%     0.66%         9.01%       8.63%       0.38%        0.19%
Securities                  2004      Q2 2003        0.57%      0.78%     0.51%         7.96%       7.67%       0.29%        0.19%
                                      Q3 2003        0.21%      0.47%     0.93%         6.83%       6.64%       0.19%        0.15%
                                      Q4 2004        0.67%      0.86%




Listed below are the current Money Managers selected by Accessor Capital to invest each Fund's assets:

Prior to February 29, 2004, the Money Manager for the Growth Fund was CHICAGO EQUITY PARTNERS LLC, ("Chicago Equity Partners") a Delaware LLC operating as a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Investment Advisors Act"). Effective March 1, 2004, the Money Manager for the Growth Fund is Enhanced Investment Technologies LLC ("INTECH") is a Delaware limited liability company. INTECH is an indirect subsidiary of Janus Capital Group Inc., which owns 77.5% of INTECH. INTECH employees own the remaining 22.5%. INTECH expects to maintain a well diversified portfolio of stocks in the Growth Fund holding marketing representation in all major economic sectors. INTECH uses an investment decision making process that begins with a by screening the benchmark index for bankruptcy and liquidity concerns, applies a mathematical algorithm to the remaining universe and results in a portfolio of stocks and their target proportions. The Money Manager utilizes a team approach in managing their portfolios. As of December 31, 2003, INTECH managed discretionary assets of approximately $14.3 billion.


WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management"), a Massachusetts limited liability partnership and registered investment adviser is the Money Manager for the Value Fund. Wellington Management is one of America's oldest and largest independent investment management firms, tracing its origin to 1928. Wellington Management's exclusive focus is on the investment management of portfolios for corporate and public retirement plans, insurance entities, endowments, mutual funds, variable annuities, and investment partnerships around the world. Today, Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles. Wellington Management's approach to managing the Value Fund combines both proprietary fundamental research and quantitative valuation analysis in a disciplined, structured framework. The Fund is constructed to maximize the expected outperformance relative to the S&P 500/BARRA Value Index based on the combined "rating" of Wellington Management's fundamental and quantitative analyses, while minimizing the tracking risk versus the benchmark. Over the long run, the Fund will be close to neutral relative to the benchmark in terms of investment style, industry and capitalization range. The portfolio construction process explicitly focuses on active stock selection decisions versus the benchmark so that tracking risk is managed and unintended exposures are minimized. Securities are sold when Wellington Management believes that the investment has achieved its intended purpose, when upside potential is considered limited, or when more attractive opportunities are available. Doris Dwyer Chu, Vice President, is responsible for the day-to-day management of the Value Fund. As of December 31, 2003, Wellington Management managed discretionary assets of approximately $394 billion.

SSgA FUNDS MANAGEMENT, INC. ("SSgA") serves as Money Manager for the Small to Mid Cap Fund. SSgA is a recently created subsidiary of State Street Corporation and is registered as an investment adviser with the Securities and Exchange Commission. SSgA is one of the State Street Global Advisors companies. State Street Global Advisors comprises all of the investment management activities of State Street Corporation and its affiliates. SSgA utilizes the services of employees who are also employees of State Street Global Advisors. SSgA expects to maintain a well-diversified portfolio of stocks in the Small to Mid Cap Fund, holding market representation in all major economic sectors. SSgA uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, SSgA builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2003, SSgA manages approximately $92 billion in assets.

J. P. MORGAN FLEMING ASSET MANAGEMENT (LONDON), LTD. ("JPMorgan Fleming") serves as the Money Manager for the International Equity Fund. JPMorgan Fleming is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co ("JPMorgan Chase"), a bank holding company, and is registered as an investment adviser with the Securities and Exchange Commission. JPMorgan Fleming expects to maintain a well-diversified portfolio of stocks in the International Equity Fund, holding market representation in all major economic sectors. JPMorgan Fleming uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, JPMorgan Fleming builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2003, JPMorgan Fleming and its affiliates managed approximately $559 billion in assets.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BlackRock") is the Money Manager of the Mortgage Securities Fund. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, in one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. BlackRock's investment strategy and decision-making process emphasize: (i) duration targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios, (iv) intense credit analysis and (v) judgment of experienced portfolio managers. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 2003, of approximately $309 billion.

CYRESS ASSET MANAGEMENT ("Cypress"), a California corporation and registered investment advisor under the Investment Advisors Act and with the State of California, is the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is owned by Mr. Xavier Urpi, President and Chief Executive Officer. The Money Manager's strategy for both the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund is to use sector rotation and to overweight the most attractive and highest yielding sectors of the Lehman Brothers Government/Credit Index and the Lehman Brothers Government/Credit 1-5 Years Index, respectively. Cypress' strength and focus is on analyzing each individual security to target undervalued opportunities. Specifically, Cypress looks to add incremental return over an index while controlling duration, convexity and yield curve risk. As of December 31, 2003, Cypress managed assets of approximately $535 million.

FINANCIAL MANAGEMENT ADVISERS, LLC. ("FMA"), a California corporation founded in 1985, is the Money Manager for High Yield Bond Fund. FMA is a registered investment adviser under the Investment Advisors Act and has filed the appropriate Notice with the State of California. FMA is owned 88% by Kenneth and Sandra Malamed and 12% owned by employees of FMA. FMA's high yield fixed income investment strategy seeks as its primary objective high current yield by investing primarily in lower-ranked, high-yield corporate debt securities, commonly referred to as "junk bonds". Because FMA views high-yield bonds as "stocks with a coupon", FMA's high yield investment analysis combines input from both the equity and fixed-income sectors. FMA looks at fundamental research prepared by its team of fixed income and equity analysts, spreadsheets on company specifics prepared by FMA and information from other available sources. FMA begins its investment process with a traditional top-down analysis, using a team approach. On a monthly basis, FMA determines what it believes to be the main drivers of the economy, and consequently, which sectors of the economy should be weighted more heavily in the Fund. FMA then compares the sector allocations of the Fund to the Lehman Brothers U.S. Corporate High Yield Index to determine whether the Fund is consistent with FMA's investment policy and what sectors should be targeted for new research. In addition, the Fund will be diversified across industries. In selecting individual issues, FMA emphasizes bottom-up fundamental analysis, including the examination of industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. FMA also considers the enterprise value compared with the total debt burden. Assets under management as of December 31, 2003 were approximately $1.4 billion.


 MONEY MANAGERS' FEES

The Money Managers have received the following fees pursuant to their respective Money Manager Agreements, for the past three fiscal years ended December 31:

 Fund            Money Manager       2001      2002       2003
-----            --------------      ----      ----       ----


Growth(1)        Chicago Equity      $330,086  $143,669   $111,260
                 Partners

Value(2)         Wellington          $304,899  $169,854   $72,734
                 Management
                 Martingale          $4,338    N/A        N/A
Small to Mid     SSgA                $177,616  $366,114   $449,523

Cap(3)

                 Symphony            $238,101  N/A        N/A
International    JPMorgan            N/A       $331,146   $234,146
Equity(4)        Fleming
                 Nicholas-Applegate  $700,822  $5,204     N/A
High Yield Bond  FMA                 $61,822   $133,837   $146,851
Intermediate     Cypress             $11,852   $38,763    $54,849
Fixed-Income
Short-IntermediatCypress             $10,890   $23,157    $34,618
Fixed-Income
Mortgage         BlackRock           $293,594  $314,895   $318,928
Securities
U.S. Government  Accessor            $0        $0         $0
Money(5)         Capital

----------------

(1) Until February 29, 2004, Chicago Equity Partners was the Money Manager for the Growth Fund. (2) Until January 8, 2001, Martingale was the Money Manager for the Value Fund. Beginning on January 10, 2001, Wellington became the Money Manager for the Fund and received pro-rated fees from that date.

(3) Until May 31, 2001, Symphony was the Money Manager for the Small to Mid Cap Fund. Beginning on June 1, 2001, SSgA became the Money Manager for the Fund and received pro-rated fees from that date.
(4) Until January 4, 2002, Nicholas-Applegate was the Money Manager for the International Equity Fund. Beginning on January 7, 2002, JPMorgan Fleming became the Money Manager for the Fund.
(5) Accessor Capital does not receive a Money Manager fee for managing the U.S. Government Money Fund.

MONEY MANAGER FEES. The fees paid to the Money Manager of an Underlying Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the individual Fund, Accessor Capital and the Money Manager. The fees are based on a percentage of the assets of the Underlying Fund and the performance of the Underlying Fund compared to a benchmark index after a specific number of complete calendar quarters of management by the Money Manager. Each Fund seeks to invest so that its investment performance equals or exceeds the total return performance of a relevant index (each a "Benchmark Index" and collectively the "Benchmark Indices"), set forth below. See Appendix A of the Prospectuses for a description of the Benchmark Indices.


For the first four complete calendar quarters managed by a Money Manager of each Underlying Fund (except the U.S. Government Money Fund), such Fund will pay its respective Money Manager on a quarterly basis based on the average daily net assets of the Fund managed by such Money Manager, as set forth in their respective Money Manager Agreements. With the exception of Growth Fund, whose Money Manager commenced operations on March 1, 2004, the Money Managers for the International, Value, Small to Mid Cap, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds have completed four calendar quarters. During the first four complete calendar quarters of management, the Money Manager Fee for the Growth Fund consists of the "Fund Management Fee." For the first four complete calendar quarters of management, the Money Managers for the Growth Fund will earn the Fund Management Fee, an annual fee of 0.20% of the Fund's average daily net assets.


Commencing with the fifth calendar quarter of management by a Money Manager of an operating Fund, such Fund will pay its Money Manager based on a percentage of the assets of the Underlying Fund and the performance of the Underlying Fund compared to a benchmark index pursuant to the "Money Manager Fee Schedule From A Money Manager's Fifth Calendar Quarter Forward." The Money Manager's Fee commencing with the fifth quarter consists of two components, the "Basic Fee" and "Performance Fee," with the exception of the Growth Fund and the Small to Mid Cap Fund, which do not pay a Basic Fee to the Money Manager.

    MONEY MANAGER FEE SCHEDULE FROM A MANAGER'S FIFTH CALENDAR QUARTER OF
                               MANAGEMENT FORWARD

                               AVERAGE ANNUALIZED
                            PERFORMANCE DIFFERENTIAL
                             VS. THE APPLICABLE INDEX    ANNUALIZED
FUND              BASIC FEE                              PERFORMANCE FEE


Growth            N/A        >=3.50%                      0.47%
                             >= 2.50% and < 3.50%         0.35%
                             >= 1.50% and < 2.50          0.25%
                             >=0.50% and < 1.50%          0.15%
                             >=  -1.00% and < 0.50%       0.10%
                              < -1.00%                    0.00%



Value             0.10%      >=2.00%                      0.22%
                             >=1.00% and <2.00%           0.20%
                             >=0.50% and <1.00%           0.15%
                             >=0.00% and <0.50%           0.10%
                             >=-0.50% and <0.00%          0.05%
                             <=-0.50%                     0.00%

Small to Mid Cap  N/A        >=3.00%                      0.42%
                             >=2.00% and <3.00%           0.35%
                             >=1.00% and <2.00%           0.30%
                             >=0.50% and <1.00%           0.25%
                             >=0.00% and <0.50%           0.20%
                             >=-0.50% and <0.00%          0.15%
                             >=-1.00% and <-0.50%         0.10%
                             >=-1.50% and <-1.00%         0.05%
                             <-1.50%                      0.00%

International     0.20%(1)   >=4.00%                      0.40%
Equity
                             >=2.00% and <4.00%           0.30%
                             >=0.00% and <2.00%           0.20%
                             >=-2.00% and <0.00%          0.10%
                             <-2.00%                      0.00%


High Yield Bond     0.07%    >2.00%                      0.22%
                             >1.50% and = 2.00%          0.20%
                             >1.00% and = 1.50%          0.16%
                             >0.50% and =1.00%           0.12%
                             >-0.50% and = 0.50%         0.08%
                             >-1.00% and =-0.50%         0.04%
                             <=-1.00%                    0.00%


Intermediate      0.05%      >0.70%                      0.15%
Fixed-                       >0.50% and <=0.70%          0.05% plus 1/2 (P-0.50%)(2)
Income and Short-            =>0.35% and <=0.50%         0.05%
Intermediate                 <0.35%                      0.00%
Fixed-
Income




                                       52

Mortgage            0.07%    >=2.00%                     0.18%
Securities                   >=0.50% and <2.00%          0.16%
                             >=0.25% and <0.50%          0.12%
                             >=-0.25% and <0.25%         0.08%
                             >=-0.50% and <-0.25%        0.04%
                             <-0.50%                     0.00%


------------------
(1) The basic fee is equal to an annual rate of 0.20% of the International Equity Fund's average daily net assets up to a maximum of $400,000 annualized.
(2) P=Performance. Example: If Cypress outperforms the benchmark index by 0.60%, the fee would be calculated as [0.05% basic fee + 0.05% Performance Fee + {0.60%-0.50%/2}]=0.15%.

The fee based on annualized performance will be adjusted each quarter and paid quarterly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below, which may be changed only with the approval of the Board of Directors (shareholder approval is not required). During times Accessor Capital invests directly the assets of any Underlying Fund, it uses the same benchmark indices that a Money Manager would use. A description of each Benchmark Index is contained in Appendix A of the Prospectuses. For example, as long as the Growth or Value or the Mortgage Securities Funds' performance either exceeds the index, or trails the index by no more than 0.50%, a Performance Fee will be paid to the applicable Money Manager. As long as Small to Mid Cap Fund's performance either exceeds the index, or trails the index by no more than 1.50%, a Performance Fee will be paid to the Money Manager. As long as the International Equity Fund's performance either exceeds the index, or trails the index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Fund managed by it (the "Account"), which excludes assets held by Accessor Capital for circumstances such as redemptions or other administrative purposes.

                                BENCHMARK INDICES

FUND                      INDEX

Growth                    S&P/BARRA Growth Index
Value                     S&P/BARRA Value Index
Small to Mid Cap          Wilshire 4500(1)
International Equity      Morgan Stanley Capital International EAFE(R)+
                          EM Index(2)
High Yield Bond           Lehman Brothers U.S. Corporate High Yield
                          Index
Intermediate Fixed-Income Lehman Brothers Government/Credit Index
Short-Intermediate        Lehman Brothers Government/Credit 1-5 Year
Fixed-Income              Index
Mortgage Securities       Lehman Brothers Mortgage-Backed Securities
                          Index
--------------------------

(1) Prior to October 1995, the BARRA Institutional Small Index was used. Starting October 1995, the Wilshire 4500 Index is used. (2) Through the close of business on April 30, 1996, the benchmark index used for the International Equity Fund was the Morgan Stanley Capital International EAFE(R) Index. Effective May 1, 1996, the benchmark index is the Morgan Stanley Capital International EAFE(R) + EM Index. The name of the Morgan Stanley Capital International EAFE+EMF Index was changed to MSCI EAFE+EM.


From the fifth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations. Commencing with the 14th calendar quarter of investment operations, a Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters on a rolling basis. A Money Manager's performance will be calculated by Accessor Capital in the same manner that the total return performance of the Fund's index is calculated, which is not the same method used for calculating the Fund's performance for advertising purposes as described under "Calculation of Fund Performance." See Appendix B to this Statement of Additional Information for a discussion of how performance fees are calculated.


The "performance differential" is the percentage amount by which the Account's performance is greater than or less than that of the relevant index. For example, if an index has an average annual performance of 10%, the Value Fund Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual performance fee of 0.22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for an equity portfolio Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Funds applies whenever a Money Manager's performance exceeds the index by a fixed amount, the

Money Managers for those Funds could receive a maximum Performance Fee even if the performance of the Account is negative. By setting a performance fee fulcrum point above the relevant index a Money Manager may have an incentive to make more aggressive investments than if the performance fee fulcrum were set at such index.


In April 1972, the SEC issued Release No. 7113 under the 1940 Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a `rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/-10 percentage points per year range suggested by the Release.

MONEY MANAGER FEES - INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND. On February 21, 2002, the Board of Directors of Accessor Funds approved an amendment to the Money Manager Agreement of the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds to increase the basic fee paid to the Money Manager for each Fund from 0.02% to 0.05%; however, in conjunction with this increase, Accessor Capital decreased its Management Fee for each Fund from 0.36% to 0.33%. Therefore, the increase in the Money Manager Fee will not increase the total Management Fee paid by each Fund. There is a possibility of future modifications to such fee.

MONEY MANAGER FEES - INTERNATIONAL EQUITY FUND. On December 7, 2001, the Board of Directors of Accessor Funds approved a new Money Manager Agreement with JPMorgan Fleming, which included the schedule of fees payable to the Money Manager, effective January 7, 2002. In this fee schedule, the basic fee is limited to a maximum fee of $400,000 annually. In substance, when the International Equity Fund's assets exceed $200,000,000, the basic fee is never more than $400,000 annually.

FUND EXPENSES


 Accessor Funds has received from the Securities and Exchange Commission for an exemptive order that allows the Underlying Funds to pay the expenses of the Allocation Funds other than the Allocation Funds' direct management fees, and for the Distribution and Service fees (currently 0.35% for the Allocation Funds A Class Shares, except for the Income Allocation Fund, which is 0.25%, 0.25% for the Investor Class Shares and 1.00% for the C Class Shares) and for the Investor Class Shares of the Allocation Funds', the Administrative Services fees (0.25%), to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses. To the extent these expenses are not paid by the Underlying Funds or directly by the Allocation Funds, Accessor Capital has agreed to pay these expenses for the fiscal years ended December 31, 2004 through 2006. The Allocation Funds intend to pay the 0.10% management fee to Accessor Capital, up to 0.10% of "other expenses" and the relevant distribution and/or service fees. As a result, the Allocation Funds expect to directly bear 0.20% of the expenses of the Advisor Class Shares, 0.70% of the expenses of the Investor Class Shares, 0.45% of the expenses of the Income Allocation Funds A Class Shares and 0.55% of the expenses of the A Class Shares of the other Allocation Funds, and 1.20% of the expenses of the C Class Shares. ..The Allocation Funds will indirectly bear any such expenses paid by the Underlying Funds through their investments in the Underlying Funds.


 Accessor Funds pay all of its expenses other than those expressly assumed by Accessor Capital. Accessor Funds' expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Funds' assets; (e) expenses of obtaining Fund activity reports and analyses for each Fund; (f) expenses of maintaining each Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Funds; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;
(j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Funds, the preparation and mailings of prospectuses and reports of the Funds to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities;
(l) legal fees, including the legal fees related to the registration and continued qualification of the Funds' shares for sale; (m) costs of printing stock certificates representing shares of the Funds; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by
Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees payable with respect to Investor Class Shares, A Class Shares and C Class Shares of each Fund (which may be charged at a separate rate) and shareholder service fees payable with respect to Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, each as described below, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Board of Directors. Class-specific expenses do not include advisory or custodial fees or other expenses related to the management of a Fund's assets. The Funds are also responsible for paying a management fee to Accessor Capital. Additionally, the Funds pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described above. Certain expenses attributable to particular Funds are charged to those Funds, and other expenses are allocated among the Funds affected based upon their relative net assets.

Dividends from net investment income with respect to Investor Class Shares, A Class Shares and C Class Shares will be lower than those paid with respect to Advisor Class Shares and, in the case of the U.S. Government Money Fund, Institutional Class Shares, reflecting the payment of distribution and service fees and/or administrative services fees by the Investor Class Shares and distribution and service fees by A Class Shares and C Class Shares.

MULTI-CLASS STRUCTURE

 On February 19, 1998, the Board of Directors of Accessor Funds adopted a Rule 18f-3 Plan and established two classes of shares for the Funds, the Advisor Class and the Investor Class. The initial shares of Accessor Funds were redesignated as Advisor Class Shares. The Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the 1940
Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. The Directors determined that the Amended Multi-Class Plan is in the best interests of each class individually and Accessor Funds as a whole. On November 16, 2000, the Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the 1940 Act), voted in person at a Board meeting to amend the Amended Rule 18f-3 Plan to include the Allocation Funds. On February 21, 2002, the Board of Directors approved an Amended Rule 18f-3 Plan to (i) establish an Institutional Class of Shares for the U.S. Government Money Fund; (ii) implement a shareholder service plan for Investor Class Shares and Advisor Class Shares of the U.S. Government Money Fund; and (iii) implement a defensive distribution plan for the Underlying Funds. On November 15, 2002, the Board of Directors of the Funds, including a majority of non-interested Directors, voted in person to amend the Amended Rule 18f-3 Plan to establish C Class Shares for each Fund. On August 13, 2003, the Board of Directors of the Funds, including a majority of non-interested Directors, voted in person to further amend the Amended Multi-Class Plan to establish A Class Shares for each Fund.

 Under the Amended Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

 As described in the Amended Multi-Class Plan, Accessor Funds, on behalf of each Fund's Investor Class Shares, A Class Shares and C Class Shares, has adopted a Distribution and Service Plan, on behalf of each Funds Investor Class Shares has adopted an Administrative Services Plan, and on behalf of the Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, has adopted an ACM Administrative Plan (formerly the Shareholder Services Plan), each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service Organizations") who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares, A Class Shares or C Class Shares of the Funds or Advisor Class Shares of the U.S. Government Money Fund. Investor Class Shares are intended to be offered directly from Accessor Funds or by the Distributor and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. A Class Shares and C Class Shares are intended to be offered by the Distributor to Service Organizations that receive commissions and/or concessions for sales of A Class Shares and C Class Shares. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares, A Class Shares and C Class Shares for which Accessor Capital will compensate the Service Organizations from its revenue.

 As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by Accessor Funds (except in the case of the U.S. Government Money Fund) at NAV with no distribution, administrative or shareholder service fees paid by the Advisor Class Shares of the Funds. Advisor Class Shares of the U.S. Government Money Fund are offered at NAV as well as an ACM Administrative fee as described below. Advisor Class Shares are offered directly from Accessor Funds and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares (except for Advisor Class Shares of the U.S. Government Money Fund), pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan, Administrative Services Plan or Shareholder Services Plan for the Institutional Class Shares of the U.S. Government Money Fund. Institutional Class Shares shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Class.

DISTRIBUTION AND SERVICE PLANS. Each Accessor Fund has adopted a Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the 1940 Act with respect to the Investor Class Shares, A Class Shares and C Class Shares of each Fund. Under the terms of the Distribution and Service Plan, Accessor Funds or the Distributor is permitted, out of the assets attributable to the Investor Class Shares, A Class Shares or C Class Shares of each Fund, as applicable (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares, A Class Shares or C Class Shares;
(b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares, A Class Shares or C Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Pursuant to the

Distribution and Service Plan, each Fund may also make payments to Service Organizations who provide non-distribution related services, including but not limited to: personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares, A Class Shares or C Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares, A Class Shares or C Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

Subject to the limitations of applicable law and regulations, including rules of the National Association of Securities Dealers, Inc. ("NASD"), the payments made directly to third parties for such distribution and service related costs or expenses pursuant to a selling agreement with the Distributor, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares, up to 0.35% of the average daily net assets of the Funds attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation Fund) A Class Shares, up to 0.25% of the average daily net assets of the Funds attributable to the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares, or up to 1.00% for C Class Shares (a 0.25% service fee and a 0.75% distribution fee). In the event the Distribution and Service Plan is terminated, the Investor Class Shares, A Class Shares or C Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

Any Service Organization entering into an agreement with Accessor Funds under the Distribution and Service Plan may also enter into an Administrative Services Agreement with regard to its Investor Class, which will not be subject to the terms of the Distribution and Service Plan.

The Distribution and Service Plan may be terminated with respect to each Fund by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the relevant Fund. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Service Plan relates requires approval of the affected class of shareholders of that Fund. The Distribution and Service Plan requires the Board of Directors to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.

The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class, A Class or C Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the applicable class, and by vote of a majority of both the Board of Directors of Accessor Funds and its Qualified Directors cast in person at a meeting called for the purpose of voting on the plans and any related amendments. Further, the Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more than 0.25% of the average daily net assets attributable to the Investor Class Shares, 0.35% of the average daily net assets attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation
Fund) A Class Shares, 0.25% of the average daily net assets attributable to the Underlying Fixed-Income Funds and Income Allocation Fund, or 1.00% of the average daily net assets attributable to the C Class Shares, respectively, may be used to pay distribution or service related expenses.

 A Class Shares are offered at net asset value plus an initial sales charge as described in the prospectus. A Class Shares may be subject to a CDSC of 1.00% if purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within the first 24 months after purchase. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more, as described in DEALER COMMISSIONS AND COMPENSATION, below. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an up-front commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 0.25% per annum distribution and service fee for A Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an up-front commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

 C Class Shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of C Class Shares purchased through such Service Organizations at the time of purchase. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain 1.00% per annum C Class distribution and service fees paid by the Fund pursuant to the Plan with respect to such shares for the first year after purchase, and Service Organizations will become eligible to receive from the Distributor the ongoing 1.00% per annum distribution and service fees in C Class Shares paid by the Fund to the Distributor with respect to such shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an up-front commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 1.00% per annum distribution and service fee for C Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an up-front commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

The ongoing 0.35% distribution and service fee for the Underlying Equity Funds and the Allocation Funds (except the Income Allocation Fund) A Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a 0.10% distribution fee paid to the Distributor (and which may be retained by the Distributor)for A Class Shares. The ongoing 0.25% distribution and service fee for the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares is comprised of a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above. The Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Proceeds from the CDSC for A Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of A Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.

The ongoing 1.00% distribution and service fee for C Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to C Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a distribution fee paid to the Distributor (which the Distributor also in turn pays to Service Organizations) under the Distribution and Service Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to C Class Shares. Proceeds from the CDSC for C Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of C Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.


 In accordance with the Funds' 12b-1 Plan, the Distributor or Accessor Capital may waive all or a portion of the service and/or distribution fee in order to reduce Fund expenses. Any such waiver is detailed in the Funds' prospectus(es). Effective July 3, 2003, the Board of Directors suspended and the Distributor voluntarily waived 0.75% (per annum) of the distribution fee for C Class Shares of the U.S. Government Money Fund. Effective July 3, 2003, Accessor Funds temporarily discontinued the administrative services fee for the Investor Class shares, up to 0.25% annually. These waivers may be terminated at any time.


 OTHER COMPENSATION TO DEALERS - Payments to dealers. The Distributor may at its expense provide additional concessions in addition to the payments disclosed in the prospectus to dealers that satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of Accessor Funds over prior periods and certain other factors, including (i) additional compensation with respect to the sale of A Class Shares and C Class Shares and
(ii) financial assistance programs to firms who sell or arrange for the sale of

Fund shares, including, but not limited to, remuneration for internal sales contests and incentive programs, marketing and sales fees, expenses relating to advertising or promotional activity and events. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the NASD. The Distributor will, on an annual basis, determine the advisability of continuing these payments. The Distributor, or Accessor Capital, may pay additional concessions out of their own resources or from distribution fees received from Accessor Funds. Such additional concessions may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Accessor Capital or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

DEFENSIVE DISTRIBUTION PLAN. On November 16, 2000, the Board of Directors of Accessor Funds, on behalf of the Allocation Funds, adopted a Defensive Distribution Plan ("Defensive Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act. On December 27, 2000, a majority of the outstanding shareholders of the Allocation Funds approved the Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Investor Class Shares of Underlying Funds, approved an amendment to the Distribution and Service Plan pursuant to Rule 12b-1 adding provisions with respect to the Investor Class Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Advisor Class Shares of Underlying Funds, adopted a Defensive Distribution Plan pursuant to Rule 12b-1. On April 29, 2002, a majority of the outstanding shareholders of the Advisor Class Shares of the Underlying Funds approved the Defensive Distribution Plan. On November 15, 2002, the Board of Directors, on behalf of C Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for C Class Shares, which contains provisions with respect to the C Class Defensive Distribution Plan. On August 13, 2003, the Board of Directors, on behalf of the A Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for A Class Shares, which contains provisions with respect to the A Class Shares Defensive Distribution Plan.


Under the Defensive Distribution Plan, if the payment of management fees or administration fees by a Fund to Accessor Capital Management is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Defensive Distribution Plan specifically recognizes that Accessor Capital Management may use its past profits or its other resources, including management fees paid to Accessor Capital Management by a Fund to pay for expenses incurred in connection with providing services intended to result in the sale of the Fund's shares and/or shareholder support services. In addition, the Defensive Distribution Plan provides that Accessor Capital Management may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, which provide those services. Currently, the Board of Directors has authorized such payments for the Funds.


ADMINISTRATIVE SERVICES PLAN. Accessor Funds has adopted an Administrative Services Plan whereby Accessor Funds is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Funds (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Fund will pay an administrative services fee under the Administrative Services Plan on a monthly basis at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. PROVIDED, HOWEVER, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their individual customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as a Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Board of Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.

ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan (formerly the U.S. Government Money Fund Shareholder Service Plan) whereby Accessor Capital will provide certain administrative support services to the Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the U.S. Government Money Fund. The ACM Administrative Plan also authorizes Accessor Capital, in its discretion, to delegate the performance of some or all of these services to other persons ("Service Providers"); provided, however, that Accessor Capital will not delegate the performance of the services to any Service Provider that receives a separate fee for services paid under Accessor Funds' distribution and service plan as adopted under Rule 12b-1 of Investment Company Act of 1940, as amended. The U.S. Government Money Fund will pay Accessor Capital an ACM Administrative Fee on a monthly basis at an annual rate of up to 0.25% of the average daily net assets for each of the Investor Class, A Class, C Class and the Advisor Class Shares of the Fund, as applicable (the "ACM Administrative Fee"); provided, however, that the Fund shall not directly or indirectly pay any distribution related amounts for the Investor Class Shares, A Class Shares or C Class Shares that will be allocated under the Fund's Distribution and Service Plan. Services under the ACM Administrative Plan focus on providing administrative, recordkeeping and informational support in maintaining omnibus accounts of Service Organizations that invest in the Fund on behalf of its individual clients and accounts of shareholders in the Fund who invested directly through Accessor Capital. Such services include, but are not limited to, (i) answering inquiries of Service Organizations or individual shareholders regarding the status of their accounts and/or the status of an account transaction; (ii) providing information on distributions, investment returns, yields, maturity distribution, and average credit quality of the Fund and its respective Classes; (iii) providing information regarding the management of the Fund, including Fund holdings and weightings; (iv) addressing tax-related issues relating to the Fund such as state specific holding periods on fund distributions; (v) maintaining telephone and internet support capabilities for the information described above or to other Fund-related inquiries; and (vi) providing recordkeeping services for omnibus accounts investing in the Fund. The ACM Administrative Plan may be terminated at any time by a vote of the Qualified Directors.

The Board of Directors believes that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds and the ACM Administrative Plan will provide benefits to the U.S. Government Money Fund. The Board of Directors believes that the multi-class structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Board of Directors further believes that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

The Distribution and Service Plan, Administrative Services Plan and ACM Administrative Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.

                                    VALUATION

The NAV per share of each class is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2003 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value, plus any applicable sales charges, next computed after the sale. A Class Shares and C Class Shares may be subject to a CDSC, as described in the Funds' prospectuses. A Class Shares are generally subject to a front-end sales load as described in the Funds' prospectuses.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term debt securities maturing in 60 days or less (including investments in the U.S. Government Money
Fund) are valued using amortized cost, which approximates market value.


Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price, or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Effective June 1, 2003, over-the-counter equity securities traded on the NASDAQ National Market and the NASDAQ SmallCap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the ask prices or, if there is no Official Price on that day, at the last sales price. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.


The International Equity Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes. Except for Funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for the U.S. Government Money Fund are credited to a shareholder's account on the payment date.

Under certain circumstances, the per share NAV of the Investor Class Shares, A Class Shares and C Class Shares of the Funds may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares, A Class Shares and C Class Shares, respectively. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

The assets of each Allocation Fund consists primarily of Advisor Class Shares of the Underlying Funds which are valued at their respective NAVs.

                            FUND TRANSACTION POLICIES

Generally, securities are purchased for the Funds (other than the U.S. Government Money Fund) for investment income and/or capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

If a Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.


The Funds have no restrictions on portfolio turnover. The Funds will purchase or sell securities to accommodate purchases and sales of each Fund's shares. In addition, the Allocation Funds will purchase or sell securities to maintain or modify the allocation of each Allocation Fund's assets among the Underlying Funds within the percentage limits described in the prospectuses of the Allocation Funds. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized and increase costs to Fund shareholders. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. See "Tax Information."


The Allocation Funds do not incur brokerage costs of investing in Underlying Funds but may if investing in other securities.


 PORTFOLIO TURNOVER. While it is not the policy of the Funds to purchase securities with a view to short-term profits, each Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The Growth, High Yield Bond, Intermediate Fixed-Income, and Short-Intermediate Fixed-Income Funds anticipate that under normal market conditions, their annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate of the Value, Small to Mid Cap and International Equity Funds have exceeded and may continue to exceed 100%. The Mortgage Securities Fund's portfolio turnover rate has exceeded and may continue to exceed 200%. In 2003, the portfolio turnover rate for the Mortgage Securities Fund was over 400% due to record low mortgage rates creating huge waves of refinancing. Those refinances resulted in securities being prepaid which caused the Money Manager to have to reinvest that money, thereby creating turnover. See the Financial Highlights to the December 31, 2003 Annual Report for details.


 BROKERAGE ALLOCATIONS. The Allocation Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investing in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities. The following is a description of the policy of the Underlying Funds with respect to brokerage allocation and brokerage commissions: Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Funds. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreements and the Money Manager Agreements authorize Accessor Capital and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Funds. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Managers through brokerage commissions generated by transactions of the Funds, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Managers and those that primarily benefit Accessor Funds.

As a general matter, each Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by a Fund, direct all or a portion of a Fund's transactions to brokers who pay a portion of that Fund's expenses.

Accessor Capital does not expect the Funds ordinarily to effect a significant portion of the Funds' total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Managers. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the 1940 Act. For the calendar year ended December 31, 2001, the International Equity Fund and the Small to Mid Cap Fund effected brokerage transactions with affiliated brokers, which are described in the table below. For the calendar year ended December 31, 2002, no Fund effected transactions with affiliated brokers. For the calendar year ended December 31, 2003, no fund effected transactions with affiliated brokers.

              AFFILIATED BROKERAGE COMMISSIONS PAID BY THE FUNDS
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001*


                            Total          Total             Percentage of
                            Brokerage      Commissions Paid  Total Commissions
Fund/Affiliated Broker      Commissions    to Affiliated     Paid to
                            Paid By Fund   Broker            Affiliated Broker
--------------------------------------------------------------------------------
Small to Mid Cap            $419,531
State Street Capital                       $13,830           3.29%
--------------------------------------------------------------------------------
International Equity        $712,039
Dresdner Kleinworth                        $4,342            0.61%
Duetsche Morgan Grenfell                   $10,287           1.45%
Credit Lyonnais                            $11,203           1.57%
--------------------------------------------------------------------------------


*No affiliated transactions were conducted for the fiscal years ending December 31, 2002 and 2003.


                        AFFILIATED BROKERAGE TRANSACTIONS

                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001*


                                                                   Percentage of
                                         Aggregate           Aggregate
Fund/Affiliated      Aggregate           Transactions with   Transactions with
Broker               Transactions        Affiliated Broker   Affiliated Broker
--------------------------------------------------------------------------------

Small to Mid Cap     $360,331,071
State Street Capital                     $6,533,433          1.81%
--------------------------------------------------------------------------------

International Equity $450,999,557
Dresdner Kleinworth                      $1,726,299          0.38%
Duetsche Morgan                          $551,514            0.12%
Grenfell
Credit Lyonnais                          $8,786,226          1.95%
--------------------------------------------------------------------------------


*No affiliated transactions were conducted for the fiscal years ending December 31, 2002 and 2003.



 BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Certain services received by Accessor Capital or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

The Fixed-Income Funds generally do not pay brokerage commissions.

                   BROKERAGE COMMISSIONS PAID BY THE FUNDS
                      FOR THE FISCAL YEAR ENDED DECEMBER 31


             FUND                    2001          2002             2003
Growth (1)                             $370,389   $323,699          $212,958
Value (2)                              $608,635   $286,339          $140,154
Small to Mid Cap                       $419,532   $309,701          $302,065
International Equity (3)               $712,039   $107,206          $ 42,480
Intermediate Fixed-Income (4)              $988       $586          $      0
High Yield Bond                              $0     $2,242          $      0
Mortgage Securities                          $0      $ 874          $  2,396

------------------------

 (1) In 2001, of the total amount, $49,234 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $53,160 was directed by Accessor Funds as part of a brokerage recapture program; in 2002, of the total amount, $46,400 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $73,501 was directed by Accessor Funds as part of a brokerage recapture program; in 2003 of the total amount $41,008 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations above, and $21,426 was directed by Accessor Funds as part of a brokerage recapture program
(2) In 2001, of the total amount, $5,461 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $82,362 was directed by Accessor Funds as part of a brokerage recapture program; in 2002, of the total amount, $16,165 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $45,125 was directed by Accessor Funds as part of a brokerage recapture program; in 2003 of the total amount, $11609 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above and $9857 was directed by Accessor Funds as part of a brokerage recapture program.
(3) In 2001, of the total amount, $44,582 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $174,859 was directed by Accessor Funds as part of a brokerage recapture program; in 2002 of the total amount, $2,954 was directed by Accessor Funds as part of a brokerage recapture program. $3378 commission recapture in 2003 (4) In 2001, of the total amount, $988 was directed by Accessor Funds as part of brokerage recapture program; in 2002, of the total amount, $586 was directed by Accessor Funds as part of a brokerage recapture program.


                         CALCULATION OF FUND PERFORMANCE

Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

As discussed in the prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Funds' classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is A Class Shares or C Class Shares, the total rate of return quoted will reflect the deduction of the sales charge applicable to the A Class Shares or C Class Shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the new class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for the entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

CALCULATION OF FUND PERFORMANCE INFORMATION

Total Return Quotations. The Funds (other than the U.S. Government Money Fund) compute their average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:      P     =     a hypothetical initial payment of $1,000
            T     =     average annual total return
            N     =     number of years
            ERV   =     ending  redeemable  value  of  a  hypothetical  $1,000
                        payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof)

The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.


 Each Fund's (except U.S. Government Money Fund) average annual total returns (before taxes) for periods ended December 31, 2003, calculated using the above method, are set forth in the tables below. Because A Class Shares have less than one calendar year of performance, no performance information is provided.


                                  ADVISOR CLASS

                                                             SHORTER OF
                                                             10 YEARS OR
ACCESSOR FUND                   1 YEAR        5 YEARS        LIFE OF FUND*
-------------------------------------------------------------------------------

Growth                          21.90%        -5.54%         9.42%
Value                           30.50         -0.10          9.23
Small to Mid Cap                43.91         1.87           10.60
International Equity            34.30         -0.68          4.35
High Yield Bond                 24.24         N/A            7.39
Intermediate Fixed-Income       4.93          6.10           6.17
Short-Intermediate Fixed-Income 2.19          4.84           5.06
Mortgage Securities             2.34          5.98           6.44
Income Allocation               4.68          N/A            5.44
Income & Growth Allocation      13.56         N/A            3.26
Balanced Allocation             19.52         N/A            1.63
Growth & Income Allocation      22.09         N/A            0.51
Growth Allocation               28.22         N/A            -1.46
Aggressive Growth Allocation    30.74         N/A            -4.10

--------------------------------------------
*Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00

                                 INVESTOR CLASS


ACCESSOR FUND                            1 YEAR       5 YEARS      LIFE OF

                                                                   FUND**

Growth                                   21.28%       -5.97%       -2.71%
Value                                    29.92        -0.53        -0.68
Small to Mid Cap                         43.28        1.40         1.86
International Equity                     33.72        -1.13        -1.76
High Yield Bond                          23.60        N/A          6.89
Intermediate Fixed-Income                4.41         5.58         5.90
Short-Intermediate Fixed-Income          1.74         4.33         4.62
Mortgage Securities                      1.80         5.49         5.47
Income Allocation                        4.14         N/A          4.92
Income & Growth Allocation               13.00        N/A          2.76
Balanced Allocation                      18.86        N/A          1.10
Growth & Income Allocation               21.41        N/A          0.00
Growth Allocation                        27.59        N/A          -1.94
Aggressive Growth Allocation             30.15        N/A          -4.57

-----------------------------------------
**Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98;
International - 07/06/98; Intermediate Fixed-Income - 07/14/98;
Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000.


                                     C CLASS

ACCESSOR FUND                            1 YEAR       LIFE OF
                                                      FUND**
Growth                                   20.72%       20.31%
Value                                    29.20        29.49
Small to Mid Cap                         42.54        42.99
International Equity                     33.09        34.38
High Yield Bond                          22.95        22.88
Intermediate Fixed-Income                3.86         3.68
Short-Intermediate Fixed-Income          1.18         1.10
Mortgage Securities                      1.30         1.22
Income Allocation                        3.62         3.54
Income & Growth Allocation               12.42        12.47
Balanced Allocation                      18.33        18.37
Growth & Income Allocation               20.95        21.09
Growth Allocation                        27.04        27.31
Aggressive Growth Allocation             29.48        29.78
-----------------------
**C Class Shares of the Funds commenced operations on 12/30/02.


Total Return (After Taxes on Distributions) Quotation. The Funds (other than the U.S. Government Money Fund) compute their average annual total return after taxes on distributions by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                 P(1+T)   = ATV
                                               D

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return (after taxes on
                                    distributions)
                  N        =        number of years
                  ATV
                     D     =        ending value of a hypothetical $1,000
                                    payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

The calculation assumes that all dividends and distributions of each Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.

Each Fund's (except U.S. Government Money Fund) average annual total returns (after taxes on distributions) for periods ended December 31, 2003, calculated using the above method, are set forth in the tables below. Because A Class Shares have less than one calendar year of performance, no performance information is provided.

                                  ADVISOR CLASS

                                                                   SHORTER OF 10
                                                                   YEARS OR LIFE
ACCESSOR FUND                     1 YEAR       5 YEARS       OF FUND*
-----------------------------------------------------------------------------


Growth                            21.81%        -5.72%       7.86%
Value                             30.28%       -1.12%        7.20%
Small to Mid Cap                  43.87%       0.49%         8.35%
International Equity              34.30%       -2.02%        3.32%
High Yield Bond                   20.34%       N/A           3.77%
Intermediate Fixed-Income         2.76%        3.67%         3.75%
Short-Intermediate Fixed-Income   0.96%        2.85%         3.03%
Mortgage Securities               0.80%        3.74%         4.08%
Income Allocation                 3.31%        N/A           3.63%
Income & Growth Allocation        12.38%       N/A           1.92%
Balanced Allocation               18.49%       N/A           0.56%
Growth & Income Allocation        21.23%       N/A           -0.36%
Growth Allocation                 27.60%       N/A           -2.05%
Aggressive Growth Allocation      30.67%       N/A           -4.17%

-----------------------------------
*Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00


                                 INVESTOR CLASS


ACCESSOR FUND                        1 YEAR       5 YEARS          LIFE OF
                                                                    FUND**


--------------------------------------------------------------------------------

Growth                               21.27%       -6.12%          -3.15%
Value                                29.77%       -1.40%          -1.83%
Small to Mid Cap                     43.28%       0.02%           0.27%
International Equity                 33.72%       -2.47%          -3.04%
High Yield Bond                      19.93%       N/A             3.47%
Intermediate Fixed-Income            2.43%        3.35%           3.66%
Short-Intermediate Fixed-Income      0.67%        2.54%           2.75%

Mortgage Securities                  0.31%        3.44%           3.38%
Income Allocation                    2.98%        N/A             3.31%
Income & Growth Allocation           12.01%       N/A             1.61%
Balanced Allocation                  18.02%       N/A             0.22%
Growth & Income Allocation           20.73%       N/A             -0.69%
Growth Allocation                    27.16%       N/A             -2.36%
Aggressive Growth Allocation         30.15%       N/A             -4.61%

------------------------------------
**Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98;
International - 07/06/98; High Yield Bond - 05/01/00; Intermediate Fixed-Income
- 07/14/98; Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000.

                                     C CLASS
ACCESSOR FUND                           1 YEAR        LIFE OF FUND**
----------------------------------------------------------------------

Growth                                  20.71%       20.30%
Value                                   29.17%       29.46%
Small to Mid Cap                        42.54%       42.99%
International Equity                    33.09%       34.38%
High Yield Bond                         19.48%       19.42%
Intermediate Fixed-Income               2.04%        1.87%
Short-Intermediate Fixed-Income         0.31%        0.22%
Mortgage Securities                     0.15%        0.07%
Income Allocation                       2.62%        2.55%
Income & Growth Allocation              11.58%       11.63%
Balanced Allocation                     17.68%       17.72%
Growth & Income Allocation              20.39%       20.53%
Growth Allocation                       26.68%       26.95%
Aggressive Growth Allocation            29.48%       29.78%
** C Class Shares of the Funds commenced operations on 12/30/02.


Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation. The Funds (other than the U.S. Government Money Fund) compute their average annual total return after taxes on distributions and sale of fund shares by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 (with or without giving the effect to the deduction of a CDSC, if applicable) over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              n
                        P(1+T) = ATV
                                    DR

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return (after taxes on
                                    distributions)
                  N        =        number of years
                  ATV
                     DR    =        ending value of a hypothetical $1,000
                                    payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof), after taxes on fund distributions and redemption.

The calculation assumes that all dividends and distributions of each Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees. The calculation uses the historical highest individual federal marginal income tax rates corresponding to the tax character of each component of the distributions and do not reflect the impact of state and local taxes.

 Each Fund's (except U.S. Government Money Fund) average annual total returns (after taxes on distributions and redemption) for periods ended December 31, 2003, calculated using the above method, are set forth in the tables below. Because A Class Shares have less than one year of performance, no performance information is provided.

                                  ADVISOR CLASS

                                                              SHORTER OF 10
                                                              YEARS OR LIFE OF
ACCESSOR FUND                     1 YEAR       5 YEARS        FUND*
--------------------------------------------------------------------------------



Growth                            14.35%       -4.63%         7.56%
Value                             20.06%       -0.58%         7.02%
Small to Mid Cap                  28.58%       0.87%          8.07%
International Equity              22.30%       -1.04%         3.38%
 High Yield Bond                  15.50%       N/A            3.97%
Intermediate Fixed-Income         3.69%        3.74%          3.76%
Short-Intermediate Fixed-Income   1.42%        2.88%          3.04%
Mortgage Securities               1.64%        3.71%          4.02%
Income Allocation                 3.07%        N/A            3.54%
Income & Growth Allocation        8.84%        N/A            1.95%
Balanced Allocation               12.73%       N/A            0.73%
Growth & Income Allocation        14.41%       N/A            -0.10%
Growth Allocation                 18.40%       N/A            -1.60%
Aggressive Growth Allocation      20.06%       N/A            -3.49%

---------------------------
*Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92; International -10/03/94; High Yield Bond - 05/01/2000; Intermediate Fixed-Income - 06/15/92; Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92; Accessor Allocation Funds - 12/27/00

                                 INVESTOR CLASS


ACCESSOR FUND                      1 YEAR              5 YEARS     LIFE OF

                                                                    FUND**
--------------------------------------------------------------------------------


Growth                             13.83%              -4.96%      -2.35%
Value                              19.61%              -0.85%      -1.05%
Small to Mid Cap                   28.13%              0.47%       0.79%
International Equity               21.92%              -1.40%      -1.91%
High Yield Bond                    15.11%              N/A         3.67%
Intermediate Fixed-Income          3.35%               3.42%       3.69%
Short-Intermediate Fixed-Income    1.13%               2.57%       2.77%
Mortgage Securities                1.29%               3.42%       3.37%
Income Allocation                  2.75%               N/A         3.21%
Income & Growth Allocation         8.48%               N/A         1.64%
Balanced Allocation                12.30%              N/A         0.40%
Growth & Income Allocation         13.96%              N/A         -0.42%
Growth Allocation                  17.98%              N/A         -1.90%
Aggressive Growth Allocation       19.60%              N/A         -3.87%

------------------------------
**Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98;
International - 07/06/98; Intermediate Fixed-Income - 07/14/98;
Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/8/98; Accessor Allocation Funds - 12/27/2000

                                     C CLASS

ACCESSOR FUND                           1 YEAR        LIFE OF FUND**
----------------------------------------------------------------------

Growth                                  13.48%       17.26%
Value                                   19.02%       25.07%
Small to Mid Cap                        27.65%       36.54%

International Equity                    21.51%       29.22%
High Yield Bond                         14.70%       17.31%
Intermediate Fixed-Income               3.00%        2.32%
Short-Intermediate Fixed-Income         0.77%        0.44%
Mortgage Securities                     0.94%        0.43%
Income Allocation                       2.39%        2.46%
Income & Growth Allocation              8.10%        10.12%
Balanced Allocation                     11.95%       15.24%
Growth & Income Allocation              13.66%       17.61%
Growth Allocation                       17.61%       23.00%
Aggressive Growth Allocation            19.16%       25.31%


** C Class shares of the Funds commenced operations on 12/30/02.


Yield Quotations. Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Fixed-Income Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period (with or without giving the effect to the deduction of a CDSC, if applicable), according to the following formula:

                                                      6
                                    YIELD = 2[(a-b +1) -1]
                                               ---
                                                cd

Where:     a   =  dividends and interest earned during the period;
           b   =  expenses accrued for the period (net of reimbursements);
           c   =  average  daily  number of shares  outstanding  during  the period  that were  entitled  to receive dividends; and
           d   =  the maximum offering price per share on the last day of the period.


The annualized yields for the Fixed-Income Funds, calculated using the above method based on the 30-day period ended on December 31, 2003, are as follows. Because A Class Shares have less than one calendar year of performance, no performance information is provided.

                                  ADVISOR CLASS

FUND                                     30 DAY YIELD


 High Yield Bond                          8.34%
 Intermediate Fixed-Income                3.96
 Short-Intermediate Fixed-Income          2.60
 Mortgage Securities                      4.61



                                 INVESTOR CLASS

FUND                                     30 DAY YIELD


 High Yield Bond                          7.89%
 Intermediate Fixed-Income                3.45
 Short-Intermediate Fixed-Income          2.14
 Mortgage Securities                      4.12

                                     C CLASS

FUND                                     30 DAY YIELD


 High Yield Bond                          7.34%
 Intermediate Fixed-Income                2.95
 Short-Intermediate Fixed-Income          1.61
 Mortgage Securities                      3.59


U.S. Government Money Fund Total Return and Yield Quotations. The U.S. Government Money Fund computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for this Fund is computed by (a) determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period, but does not include realized gains and losses from the sale of securities or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the U.S. Government Money Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

 The annualized yields for the U.S. Government Money Fund as of December 31, 2003 are as follows. Because A Class Shares have less than one calendar year of performance, no performance information is provided.



                              7-DAY COMPOUNDED       ANNUALIZED YIELD EFFECTIVE
                                                               YIELD


     ADVISOR CLASS                  0.62%                       0.63%
     INVESTOR CLASS                 0.37%                       0.38%
        C CLASS                     0.37%                       0.38%


Current distribution information for the Investor Class, A Class and C Class Shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the NAV per Investor, A Class or C Class Share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what Investor, A Class or C Class Shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period. The Funds' current distribution rate for A Class Shares and C Class Shares assumes no CDSC is paid.

                                 TAX INFORMATION

TAXATION OF THE FUNDS -- GENERAL


Each Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. That treatment relieves a Fund, but not its shareholders, from paying federal income tax on any investment company taxable income (consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are distributed to its shareholders in a timely manner.


To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or in two or more issuers that the Fund controls and that are engaged in similar trades or businesses.

If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. Each Fund intends to make sufficient distributions to avoid the Excise Tax.

Each Allocation Fund will invest its assets primarily in shares of Underlying Funds, and may also invest in cash and money market instruments. Accordingly, an Allocation Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a RIC -- each has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to an Allocation Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Allocation Fund as ordinary income to the extent of the Underlying Fund's earnings and profits and (2) distributions paid to an Allocation Fund from the Underlying Fund's net capital gain will be taxable to the Allocation Fund as long-term capital gains, regardless of how long the Allocation Fund has held the Underlying Fund's shares. If an Allocation Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including an Allocation Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, an Allocation Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy that asset test.

TAXATION OF THE SHAREHOLDERS

 Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets, as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund after December 31, 2002 from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a qualified dividend which is eligible for the new capital gains tax rates.

 If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

A portion of the dividends from each Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. This result may be magnified with respect to a Fund that pays dividends only once a year, such as the International Equity Fund. Therefore, prior to purchasing shares of any Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

HEDGING STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

To the extent a Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see below); (c) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (d) the transaction is described as a conversion transaction in future regulations.


Certain futures, foreign currency contracts and non-equity options in which a Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Under Code section 1092, offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Fund may constitute a "straddle." Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).


When a covered call option written (sold) by a Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.


If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).




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

FOREIGN SECURITIES AND TRANSACTIONS

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

FOREIGN TAXES (INTERNATIONAL EQUITY FUND ONLY)


Dividends and interest received and gains realized by the International Equity Fund (and any other Fund holding foreign securities) on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which the International Equity Fund will be subject, because the amount of the International Equity Fund's assets to be invested in various countries is not known.


If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to the election, the International Equity Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required


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

to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the International Equity Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the International Equity Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Shareholders will not be entitled to credit or deduct their allocable portions of foreign taxes imposed on the International Equity Fund if they have not held their shares therein for 16 days or more during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign taxes in determining their U.S. income tax liability unless the dividends paid to them by the International Equity Fund are effectively connected with a U.S. trade or business.

FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

STATE AND LOCAL TAXES

Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes as well. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund is currently making a continuous offering of its shares. Each Fund receives the entire net asset value of shares sold. Each Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Advisor Class Shares of the Funds may be purchased directly from the Funds with no sales charge or commission. Investors may also purchase Advisor Class Shares, Investor Class Shares, A Class Shares or C Class Shares of the Funds or Institutional Class Shares of the U.S. Government Money Fund from the Distributor or through intermediaries, such as a broker-dealer, bank or other financial institutions. In the case of A Class Shares, the public offering price is the net asset value plus the applicable sales charge, if any, as set forth in the prospectus.


DEALER COMMISSIONS AND COMPENSATION - For A Class Shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, except for financial intermediaries or their trading agents making purchases for clients in a fee-based investment program, as described in the prospectus, or employees of broker-dealer firms and registered investment advisor firms purchasing in their own accountor any purchase of shares for an account at NAV or in which the sales charge would be waived. Commissions on investments in A Class Shares are paid at the following rates:




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

            1.00% on amounts from $1 million to $4 million, and 0.50% on amounts over $4 million and up to $10 million, and 0.25% on amounts over $10 million.

(For example, on a single purchase of $12 million, the commission would breakdown as follows: 1.00% on the first $4 million plus 0.50% on the next $6 million plus 0.25% on the last $2 million.) Commissions are based on cumulative investments and are not annually reset.


Dealer commissions may not be paid unless the Distributor can monitor the applicability of the CDSC. In addition, if a financial intermediary decides to waive receipt of the commission, Accessor Funds or the Distributor may waive any CDSC that might otherwise have applied to any such purchase. No dealer commissions are paid on any other sales of shares at net asset value. The schedule of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds, and purchases made under a Letter of Intent and pursuant to the right of accumulation, both of which are described in the Prospectuses.


RIGHT OF ACCUMULATION--A CLASS SHARES ONLY. Reduced sales loads apply to any purchase of A Class Shares by you and your "immediate family" (your spouse and your children under the age of 21), where the aggregate investment including such purchase is $50,000 or more in the Equity Funds and Allocation Funds (except the Income Allocation Fund) or $100,000 or more in the Fixed-Income Funds and Income Allocation Fund. If, for example, you previously purchased and still hold A Class Shares of an Equity Fund, with an aggregate current market value of $40,000 and subsequently purchase A Class Shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.75% of the offering price. All present holdings of A Class Shares of an Accessor Fund may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify at the time of purchase, you must notify the Transfer Agent. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

LETTER OF INTENT - A CLASS SHARES ONLY. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of A Class Shares based on the total number of A Class Shares of any Accessor Fund purchased by you and your "immediate family" (your spouse and your children under the age of 21) in either a 13-month period or when you reach the minimum amount specified in the Letter of Intent (but does not include future appreciation of your investment, investments in the U.S. Government Money Fund, reinvested distributions or capital gains) pursuant to the terms and conditions set forth in the Letter of Intent. You can obtain a Letter of Intent form by calling 1-800-759-3504.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. Existing holdings eligible for rights of accumulation in A Class Shares of the Accessor Funds may be credited toward satisfying the Letter of Intent. Upon reaching the minimum investment amount indicated in your Letter of Intent, the Letter of Intent is satisfied. A second Letter of Intent must be signed to receive any additional reduction in sales charges not covered by a right of accumulation. During the period covered by the first Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the first Letter of Intent will be made in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment. If total purchases are less than the amount specified, the offering price of the shares you purchased during the 13-month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of A Class Shares of the Fund to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase A Class Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to


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

a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.


A CLASS SHARE PURCHASES NOT SUBJECT TO SALES CHARGES -

Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN 24 MONTHS OF PURCHASE where the broker has received the dealer commission of up to 1% as described above.

Employer-sponsored defined contribution-type plans investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the Accessor Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest at net asset value, are not eligible for the dealer commission described above and are not subject to a CDSC.

403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the Accessor Funds are principal investment options; and (ii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge, are not eligible for the dealer commission described above and are not subject to a CDSC if investing $1 million or more and having 100 or more eligible employees.



Retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge, are not eligible for the dealer commission described above and are not subject to a CDSC.


In addition, A Class Shares may be sold at net asset value to:

(1) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers) and plans for such persons or the dealers;

(2) current and retired registered investment advisers, with respect to accounts established while active, registered with the Distributor, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Distributor and plans for such persons;

(3) companies exchanging securities with Accessor Funds through a merger, acquisition or exchange offer;


Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense and are not eligible for the dealer commission described above.



CONTINGENT DEFERRED SALES CHARGE ON A CLASS SHARES - Except as described above, a CDSC of 1% applies to redemptions of A Class Shares of the Accessor Funds, other than the U.S. Government Money Fund, made within 24 months following the purchase of A Class Shares of $1 million for which a broker has received a dealer commission, as described above. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for A Class and C Class Shares" below.


No sales charge is included in the public offering price of other classes of Fund shares. Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Funds. Shares of the Funds will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.



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

Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund marked "Same Day Settlement" and investment monies are wired prior to 5:00 p.m. Eastern time, the shareholder will be entitled to receive that day's dividend. Neither the Funds nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Funds. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and a Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.

Each Fund reserves the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of a Fund. A Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Investor Class Shares of the Funds and Institutional Class Shares of the U.S. Government Money Fund are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares or Institutional Class Shares of the U.S. Government Money Fund are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to a Fund in accordance with their agreements with clients or customers.

For non-distribution related administration, subaccounting, transfer agency and/or other services, Investor Class Shares of a Fund may pay Service Organizations and certain record keeping organizations with whom they have entered into agreements pursuant to the Administrative Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order, reduced for A Class Shares and C Class Shares by any applicable CDSC. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If the Distributor or transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

The Funds may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will a Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and

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restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for a Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to a Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

MARKET TIMING POLICY. The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and to its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds.

You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.


Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Identified market timers who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption or exchange proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined in the discretion of the Funds (and Accessor Capital, on behalf of Funds), including certain retirement accounts (e.g., 401(k) plans), purchases made pursuant to the dividend reinvestment program and withdrawals made pursuant to the systematic withdrawal program. The Fund cannot ensure that they will identify all cases of market timing and excessive trading, although it believes it has adequate procedures in place to attempt to do so.


In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Funds' Systematic Withdrawal Plan described in the Funds' Prospectus.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS. Assets from a retirement plan (plan assets) may be invested in any class of shares of the Accessor Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option including any of the Accessor Funds, may be invested in: 1) A Class Shares at net asset value; 2) A Class Shares subject to the applicable initial sales charge; or 3) C Class Shares. Plan assets invested in A Class Shares with a sales charge, or C Class Shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Plan assets invested in A Class Shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to A Class Share investments of $1 million or more (see "Dealer Commissions and Compensation" above).

IRA rollovers that do not indicate which share class plan assets should be invested in will be rejected.


 EXCHANGES. You can exchange A Class or C Class Shares from one Fund into A Class or C Class Shares, respectively, of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any Fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.


Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.


 REDEMPTIONS OF A CLASS SHARES AND C CLASS SHARES. As described in the Prospectus, A Class Shares are offered at net asset value with an initial sales charge, if applicable. A CDSC of 1.00% will be assessed at the time of redemption of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within 24 months of purchase, except for direct purchases in the U.S. Government Money Fund. The Distributor may pay Service Organizations an amount up to 1% of the net asset value of A Class Shares as described above. C Class Shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. For purposes of the CDSC, an exchange of A Class Shares or C Class Shares from one Fund to another Fund of the same class is not considered a redemption or a purchase (there may, however, be tax implications with respect to exchanges - see Tax Information above). In determining whether a CDSC is applicable to a redemption of A Class Shares and C Class Shares, the calculation will be determined in the manner that results in the lowest rate being charged. For C Class Shares subject to a CDSC, it will be assumed that the redemption is the first of any shares that have been in the shareholder's fund account for over a year, and second of any shares that have been in the shareholder's fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted form the redemption, not the amount remaining in the account.


CDSC Waivers for A Class and C Class Shares. You will not be charged a CDSC on
(i) appreciation on your A Class Shares or C Class Shares above the purchase price; (ii) shares you acquired through reinvestment of dividends or capital gains distributions; or (iii) shares purchased through a Service Organization that did not receive advanced sales payments or commissions.


In the following circumstances, the CDSC charged on redemptions of A Class Shares and C Class Shares is waived. You must let your investment dealer and Accessor Funds or the Transfer Agent know at the time you redeem your shares that you qualify for such a waiver.


RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

 o    Individual Retirement Accounts ("IRAs")

      >> Death or disability of the IRA owner.

 o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

      >> Death, disability or retirement of 401(a) or ESP Plan participant;

      >> Loan from 401(a) or ESP Plan;

       >> Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

      >> Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

      >> Tax-free return of excess 401(a) or ESP Plan contributions;

 o IRAs, 401(a) Plans, ESP Plans, SRO Plans and SAR-SEP Plans;

       >> Salary Reduction Simplified Employee Pension Plans ("SAR-SEP
Plans");

      >> Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

      >> Death or disability of a SAR-SEP Plan participant.

SYSTEMATIC WITHDRAWAL PLAN. Redemptions of A Class Shares pursuant to the systematic withdrawal plan unless your account falls below $100,000 within 24 months of your initial purchase. Redemptions pursuant to the Systematic Withdrawal Plan unless your account falls below $2,000 within one year of its opening.

DEATH OF OWNER. Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferral of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

DISABILITY OF OWNER. Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Transfer Agent or the Distributor).

If you think you are eligible for the elimination or waiver of a CDSC, please contact your financial intermediary or Accessor Funds. Certain waivers will only apply upon notice of qualification upon the purchase of A Class Shares and C Class Shares. Accessor Funds may terminate the elimination or waiver of CDSC on A Class Shares and C Class Shares at any time.

                              FINANCIAL STATEMENTS


 Accessor Funds' audited financial statements for the fiscal year ended December 31, 2003 and unaudited financial statements for the period ended June 30, 2003, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively, which are incorporated herein by this reference and, unless previously provided, will be delivered together herewith.


                               PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures which the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C. Effective August 31, 2004, information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

                                                                    APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                    APPENDIX B

                         CALCULATION OF PERFORMANCE FEES

 Accessor Capital and Accessor Funds' Board of Directors have carefully considered Release No. IC-7113, issued by the SEC in April 1972, which addresses the factors which must be considered by directors and investment advisers in connection with performance fees payable by investment companies. In particular, they have considered the statement that "[e]lementary fiduciary standards require that performance compensation be based only upon results obtained after [performance fee] contracts take effect." Accessor Capital and the Board of Directors believe that the Funds' performance fee arrangement is consistent with the position of the SEC articulated in Release No. IC-7113. No performance fees may be paid if the Board of Directors determines that to do so would be unfair to each Fund's shareholders.


 For purposes of calculating the performance differential versus the applicable index, the investment performance of each Fund (or Account) for any day expressed as a percentage of its net assets at the beginning of such day, is equal to the sum of: (i) the change in the net assets of each Fund (or Account) during such day and (ii) the value of the Fund's (or Account's) cash distributions accumulated to the end of such day. The return over any period is the compounded return for all days over the period, i.e., one plus the daily return multiplied together, minus one. The investment record of each index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend. For purposes of determining the fee adjustment for investment performance, the net assets of a Fund (or Account) are averaged over the same period as the investment performance of the Fund (or Account) and the investment record of the applicable index are computed.

                                                                   APPENDIX C
                      PROXY VOTING POLICIES AND PROCEDURES

ACCESSOR FUNDS, INC.
                              ACCESSOR FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES



I.       Accessor Funds' Policy Statement

         Accessor Funds, Inc. ("Accessor"), on behalf of each of its portfolios (each a "Fund" and together the "Funds") is firmly committed to ensuring that proxies relating to the Funds' securities are voted in the best interests of the Funds' shareholders. The following policies and procedures have been established to implement Accessor's proxy voting program.

II.      Accessor Funds' Proxy Voting Program

         Accessor Capital Management LP ("Accessor Capital") serves as the Funds' investment manager. Accessor Capital is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Sub-Advisers") who provide the day-to-day portfolio management for each Fund. Accessor has delegated proxy voting responsibility to Accessor Capital. Because Accessor Capital views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable Sub-Adviser. The primary focus of Accessor's proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser's proxy voting. These policies and procedures may be amended from time to time based on Accessor's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.     Accessor Capital's Due Diligence and Compliance Program

         As part of its ongoing due diligence and compliance responsibilities, Accessor Capital will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Accessor Capital will review each Sub-Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Fund and on at least an annual basis thereafter.

IV.      Sub-Advisers' Proxy Voting Policies and Procedures

         Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

         A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Accessor and Accessor Capital, upon request, copies of such policies and procedures.

         B. Fiduciary Duty: The Sub-Adviser's policies and procedures must be reasonably designed to ensure that Sub-Adviser votes Fund securities in the best interest of the Fund.

         C. Conflicts of Interest: The Sub-Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and the Funds before voting Fund proxies.

         D. Voting Guidelines: The Sub-Adviser's policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

         E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of the Funds in a timely and efficient manner.

         F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Accessor and Accessor Capital such information and records with respect to proxies relating to the Funds' securities as required by law and as Accessor or Accessor Capital may reasonably request.

V.   Disclosure of Accessor's  Proxy Voting  Policies and  Procedures and Voting
     Record

         Accessor Capital, on behalf of Accessor, will take reasonable steps as necessary to seek to ensure that Accessor complies with all applicable laws and regulations relating to disclosure of Accessor's proxy voting policies and procedures and its proxy voting record. Accessor Capital (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to the Funds' securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Accessor's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.      Reports to Accessor's Board of Directors

         Accessor Capital will periodically (but no less frequently than annually) report to the Board of Directors with respect to Accessor's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Fund securities and any other information requested by the Board of Directors.

Adopted: August 13, 2003

ACCESSOR CAPITAL MANAGEMENT LP
                         ACCESSOR CAPITAL MANAGEMENT LP
                      PROXY VOTING POLICIES AND PROCEDURES
                            (Adopted August 18, 2003)

         Accessor Capital Management LP ("Accessor Capital") serves as the investment adviser to the series of the Accessor Funds, Inc. (each a "Fund" and together the "Funds"), which are Accessor Capital's only clients. In that capacity Accessor Capital has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that Accessor Capital administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.       POLICY

         In the typical course of Accessor Capital's business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

         Where a material conflict exists in the voting of proxies by a sub-adviser, Accessor Capital will retain the authority to vote such proxy on behalf of the Funds or determine that the sub-adviser may vote such proxy in compliance with their proxy voting policies regarding material conflicts.

         In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser or Accessor Capital may determine that a sub-adviser has a material conflict with a vote and determine that it is in the best interests of the Funds for the proxy to be voted by Accessor Capital. In those cases, it is Accessor Capital's policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Accessor Capital to vote such proxies in a manner that is consistent with the Funds' best interests.

II.      RESPONSIBILITY

         In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Accessor Capital, which consists of the Investment Department and the Compliance Department, (the "Proxy Committee") will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund's best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.     PROCEDURES

         In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Accessor Capital will
(i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and
(iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

         Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund's investment, including how its vote will economically impact and affect the value of a Fund's investment.

         Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV.      CONFLICTS OF INTEREST

         Accessor Capital may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

         A.       Identifying Conflicts of Interest

         The Proxy Committee will seek to identify Accessor Capital conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Accessor Capital's senior management. The Proxy Committee may determine that Accessor Capital has a conflict of interest as a result of the following:

         1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Accessor Capital, its members, officers or employees have a significant business relationship. Accessor Capital, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for Accessor Capital, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

         2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Accessor Capital who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Accessor Capital votes the proxy. Employees of Accessor Capital, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Accessor Capital's Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

         B. Determining Whether a Conflict is Material

         In the event that the Proxy Committee determines that Accessor Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is "material". The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Accessor Capital's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

         C.       Voting Proxies Involving a Material Conflict

         In the event that the Proxy Committee determines that Accessor Capital has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

     o fully disclose the nature of the conflict to the Funds and obtain the Funds' consent as to how Accessor Capital Management LP shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

     o contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

     o vote on the proposal and, in consultation with the Compliance Officer, detail how Accessor Capital's material conflict did not influence the decision-making process.

         The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

         D.       Documenting Conflicts of Interest

         The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Accessor Capital does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Accessor Capital.

V.       RECORDKEEPING AND DISCLOSURE

         Accessor Capital maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

     o a copy of these proxy voting policies and procedures, including all amendments hereto;

     o a copy of each proxy statement received regarding Fund securities, provided, however, that Accessor Capital may rely on the proxy statement filed on EDGAR as its record;

     o    a record of each vote Accessor Capital casts on behalf of the Funds;

     o a copy of any document created by Accessor Capital that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

     o a copy of each written Fund request for information on how Accessor Capital voted proxies on behalf of the Funds; and

     o a copy of any written response by Accessor Capital to any Fund request for information on how Accessor Capital voted proxies on behalf of the requesting Fund.

         At least annually, Accessor Capital will provide the Funds' Board of Directors with a copy of its proxy voting policies and procedures and advise the Board that it may obtain information about how Accessor Capital voted the Funds' securities. Information about how the Funds securities were voted or a copy of Accessor Capital's proxy voting policies and procedures free of charge by written request addressed to Accessor Capital.



Approved:  August 18, 2003

                      Enhanced Investment Technologies, LLC
                                 ("INTECH")

                             Proxy Voting Procedures
                                    June 2003

The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all clients, excluding mutual funds advised by INTECH, for which INTECH has responsibility for voting proxies and the keeping of records relating to proxy voting.

General Policy. INTECH takes seriously its responsibilities in the voting of proxies for those clients who have delegated the voting responsibility to INTECH. However, in INTECH's investment process, buy and sell decisions are determined solely by a mathematical formula that selects optimal holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance with its PVS recommendations (the "ISS Recommendations").Concurrent with the adoption of these procedures, INTECH will no longer accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS Recommendations.

Delegation of Proxy Voting Administration. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital Management, LLC ("Janus") to provide the administration for its proxy voting.

Janus Investment Accounting Operations Group. The Janus Investment Accounting Operations Group works with the proxy voting service and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.

Voting and Use of Proxy Voting Service. INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus upon request. ISS will process all proxy votes in accordance with the ISS Recommendations.

Conflicts of Interest. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

o ISS shall vote all proxies on INTECH's behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

o The Janus Investment Accounting Group is not authorized to override any ISS Recommendation except upon the receipt of express written authorization from the client directing INTECH to vote in a specified manner. All overrides, other than client overrides, shall be approved by the INTECH Chief Operating Office. The Janus Investment Accounting Group shall maintain a record of any overrides, including all required authorizations.

o Without limiting the foregoing, the Janus Investment Accounting Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus or its affiliates with respect to a particular matter.

o Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Operating Officer.

o All client accounts are prohibited from investing in securities of Janus or securities of its publicly-traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Operating Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, the client or clients affected by the conflict will be notified of such conflict of interest and will be asked to instruct INTECH as to how to vote the proxy in question.

Reporting and Record Retention. Upon request, on an annual basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-PVS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Review of Policy. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.


INTECH, 2401 PGA Blvd., Suite 100, Palm Beach Gardens, FL 33410, (561) 775-1100, Fax (561) 775-1150

WELLINGTON MANAGEMENT
                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  April 30, 2003
-----------------------------       --------------------------------------------
INTRODUCTION                        Wellington Management Company, llp
                                    ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                                    Wellington Management's Proxy Voting
                                    Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

-----------------------------       --------------------------------------------
STATEMENT OF POLICIES               As a matter of policy, Wellington
                                    Management:

                                    1
                                    Takes responsibility for voting client proxies only upon a client's written request.

                                    2

                                    Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                                    3
                                    Develops and maintains broad guidelines
                                    setting out positions on common proxy
                                    issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                                    4
                                    Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                                    5
                                    Identifies and resolves all material
                                    proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                                    6
                                    Believes that sound corporate governance
                                    practices can enhance shareholder value and
                                    therefore encourages consideration of an
                                    issuer's corporate governance as part of the
                                    investment process.
--------------------------------------------------------------------------------
Wellington Management Company, llp                                        Page 1

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  April 30, 2003
-----------------------------       --------------------------------------------
                                    7
                                    Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                    8
                                    Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                    9
                                    Reviews regularly the voting record to
                                    ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

------------------                 ---------------------------------------------
Responsibility and                 Wellington   Management   has  a   Proxy
Oversight                          Committee,  established by action of the
                                   firm's  Executive  Committee,   that  is
                                   responsible  for the review and approval
                                   of the firm's written Proxy Policies and
                                   Procedures    and   its   Proxy   Voting
                                   Guidelines, and for providing advice and
                                   guidance  on  specific  proxy  votes for
                                   individual  issuers.  The  firm's  Legal
                                   Services  Department monitors regulatory
                                   requirements   with   respect  to  proxy
                                   voting on a global  basis and works with
                                   the Proxy Committee to develop  policies
                                   that   implement   those   requirements.
                                   Day-to-day  administration  of the proxy
                                   voting process at Wellington  Management
                                   is the responsibility of the Proxy Group
                                   within the Legal Services Department. In
                                   addition,  the  Proxy  Group  acts  as a
                                   resource  for  portfolio   managers  and
                                   research  analysts on proxy matters,  as
                                   needed.
-----------------------            ---------------------------------------------
STATEMENT OF PROCEDURES            Wellington   Management   has  in  place
                                   certain procedures for implementing its proxy voting policies.

                                   ---------------------------------------------
GENERAL PROXY VOTING               AUTHORIZATION   TO   VOTE.    Wellington
                                   Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                   RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

--------------------------------------------------------------------------------
Wellington Management Company, llp                                        Page 2

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  April 30, 2003
-----------------------------       --------------------------------------------

                                   RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                   RESEARCH. In addition to proprietary
                                   investment research undertaken by Wellington
                                   Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                   PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                                   o Generally, issues for which explicit proxy
                                     voting guidance is provided in the Proxy
                                     Voting Guidelines (i.e., "For", "Against",
                                     "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                                   o Issues identified as "case-by-case" in the
                                     Proxy Voting Guidelines are further
                                     reviewed by the Proxy Group. In certain
                                     circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                                   o Absent a material conflict of interest,
                                     the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                                   MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                   AND RESOLUTION PROCESSES. Wellington
                                   Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                                   If a proxy is identified as presenting a
                                   material conflict of interest, the matter
--------------------------------------------------------------------------------
Wellington Management Company, llp                                        Page 3

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  April 30, 2003
-----------------------------       --------------------------------------------

                                   must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

                                   ---------------------------------------------
OTHER CONSIDERATIONS               In certain instances, Wellington Management
                                   may be unable  to vote or may  determine
                                   not to vote a proxy on  behalf of one or
                                   more clients. While not exhaustive,  the
                                   following    list   of    considerations
                                   highlights some potential instances in which a proxy vote might not be entered.

                                   SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                   SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                   In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                   LACK OF ADEQUATE INFORMATION, UNTIMELY
                                   RECEIPT OF PROXY, IMMATERIAL IMPACT, OR
                                   EXCESSIVE COSTS. Wellington Management may
                                   be unable to enter an informed vote in
                                   certain circumstances due to the lack of
                                   information provided in the proxy statement
                                   or by the issuer or other resolution
                                   sponsor, and may abstain from voting in
                                   those instances. Proxy materials not
                                   delivered in a timely fashion may prevent
                                   analysis or entry of a vote by voting
                                   deadlines. In instances
--------------------------------------------------------------------------------
Wellington Management Company, llp                                        Page 4

                                    Wellington Management Company, llp
                                    Proxy Policies and Procedures

                                    Dated:  April 30, 2003
-----------------------------       --------------------------------------------
                                   where the aggregate shareholding to be
                                   voted on behalf of clients is less than
                                   1% of shares outstanding, or the proxy
                                   matters are deemed not material to
                                   shareholders or the issuer, Wellington
                                   Management may determine not to enter a
                                   vote. Wellington Management's practice
                                   is to abstain from voting a proxy in
                                   circumstances where, in its judgment,
                                   the costs exceed the expected benefits
                                   to clients.

-----------------------------      ---------------------------------------------
ADDITIONAL INFORMATION             Wellington Management maintains records
                                   of proxies voted pursuant to Section
                                   204-2 of the Investment Advisers Act of
                                   1940 (the "Advisers Act"), the Employee
                                   Retirement Income Security Act of 1974,
                                   as amended ("ERISA"), and other
                                   applicable laws.

                                   Wellington Management's Proxy Policies and
                                   Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.




--------------------------------------------------------------------------------
Wellington Management Company, llp                                        Page 5

                    Wellington Management Company, llp                 EXHIBIT A
                    Proxy Voting Guidelines

                    Dated:  April 30, 2003



------------------  ------------------------------------------------------------
INTRODUCTION        Upon a client's written request, Wellington Management
                    Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington
                    Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                    These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these
                    proposals. The "(SP)" after a proposal indicates that the
                    proposal is usually presented as a Shareholder Proposal.
-----------------   ------------------------------------------------------------
VOTING GUIDELINES   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                    o Election of Directors:                                    For

                    o Repeal Classified Board (SP):                             For

                    o Adopt Director Tenure/Retirement Age (SP):                Against

                    o Minimum Stock Ownership by Directors (SP):                Case-by-Case

                    o Adopt Director & Officer Indemnification:                 For

                    o Allow Special Interest Representation to Board (SP):      Against

                    o Require Board Independence (SP):                          For

                    o Require Board Committees to be Independent (SP):          For

                    o Require a Separation of Chair and CEO or Require a        Case-by-Case
                      Lead Director (SP):
----------------------------------------------------------------------------------------------
Wellington Management Company, llp                                                      Page 1

                    Wellington Management Company, llp                 EXHIBIT A
                    Proxy Voting Guidelines

                    Dated:  April 30, 2003



------------------  ------------------------------------------------------------

                    o Boards not Amending Policies That are Supported           Withhold
                    by a Majority of Shareholders:                              vote*

                    * on all Directors seeking election the following year

                    o Approve Directors' Fees:                                  For

                    o Approve Bonuses for Retiring Directors:                   For

                    o Elect Supervisory Board/Corporate Assembly:               For

                    --------------------------------------------------------------------------
                    MANAGEMENT COMPENSATION

                    o Adopt/Amend Stock Option Plans:                           Case-by-Case

                    o Adopt/Amend Employee Stock Purchase Plans:                For

                    o Eliminate Golden Parachutes (SP):                         For

                    o Expense Future Stock Options (SP):                        For

                    o Shareholder Approval of All Stock Option Plans (SP):      For

                    o Shareholder Approval of Future Severance Agreements       For
                    Covering Senior Executives (SP):

                    o Recommend Senior Executives Own and Hold Company          For
                    Stock, not Including Options (SP):

                    o Disclose All Executive Compensation (SP):                 For

                    --------------------------------------------------------------------------
                    REPORTING OF RESULTS

                    o Approve Financial Statements:                             For

                    o Set Dividends and Allocate Profits:                       For

                    o Limit Non-Audit Services Provided by Auditors (SP):       For

                    o Ratify Selection of Auditors and Set Their Fees:          For

                    o Elect Statutory Auditors:                                 For

----------------------------------------------------------------------------------------------
Wellington Management Company, llp                                                      Page 2

                    Wellington Management Company, llp                 EXHIBIT A
                    Proxy Voting Guidelines

                    Dated:  April 30, 2003



------------------  ------------------------------------------------------------

                    SHAREHOLDER VOTING RIGHTS

                    o Adopt Cumulative Voting (SP):                             Against

                    o Redeem or Vote on Poison Pill (SP):                       For

                    o Authorize Blank Check Preferred Stock:                    Against

                    o Eliminate Right to Call a Special Meeting:                Against

                    o Increase Supermajority Vote Requirement:                  Against

                    o Adopt Anti-Greenmail Provision:                           For

                    o Restore Preemptive Rights:                                Case-by-Case

                    o Adopt Confidential Voting (SP):                           For

                    o Approve Unequal Voting Rights:                            Against

                    o Remove Right to Act by Written Consent:                   Against

                    o Approve Binding Shareholder Proposals:                    Case-by-Case

                    -----------------------------------------------------------------------------
                    CAPITAL STRUCTURE

                    o Increase Authorized Common Stock:                         Case-by-Case

                    o Approve Merger or Acquisition:                            Case-by-Case

                    o Approve Technical Amendments to Charter:                  Case-by-Case

                    o Opt Out of State Takeover Statutes:                       For

                    o Consider Non-Financial Effects of Mergers:                Against

                    o Authorize Share Repurchase:                               For

                    o Authorize Trade in Company Stock:                         For

                    o Issue Debt Instruments:                                   For

----------------------------------------------------------------------------------------------
Wellington Management Company, llp                                                      Page 4

                    Wellington Management Company, llp                 EXHIBIT A
                    Proxy Voting Guidelines

                    Dated:  April 30, 2003



------------------  ------------------------------------------------------------


                    SOCIAL ISSUES

                    o Endorse the Ceres Principles (SP):                        Case-by-Case

                    o Disclose Political and PAC Gifts (SP):                    For

                    o Require Adoption of International Labor Organization's    Case-by-Case
                      Fair Labor Principles (SP):

                    -----------------------------------------------------------------------------------
                    MISCELLANEOUS

                    o Approve Other Business:                                   Abstain

                    o Approve Reincorporation:                                  Case-by-Case




SSgA Funds Management, Inc.

PROXY VOTING POLICY          [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                          Funds Management, Inc.



Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine  items;  and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.


Process

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 1 of 8

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     o Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

     o    Approval of auditors

     o    Directors' and auditors' compensation

     o    Directors' liability and indemnification

     o    Discharge of board members and auditors

     o    Financial statements and allocation of income

     o Dividend payouts that are greater than or equal to country and industry standards

     o    Authorization of share repurchase programs

     o    General updating of or corrective amendments to charter

     o    Change in Corporation Name

     o    Elimination of cumulative voting

--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 2 of 8

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     o Capitalization changes which eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     o Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     o    Elimination of "poison pill" rights

     o Stock purchase plans with an exercise price of not less that 85% of fair market value

     o    Stock option plans which are incentive based and not excessive

     o    Other stock-based plans which are appropriately structured

     o    Reductions in super-majority vote requirements

     o    Adoption of anti-"greenmail" provisions


III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

     o Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     o    Elimination of Shareholders' Right to Call Special Meetings

     o    Establishment of classified boards of directors

     o Reincorporation in a state which has more stringent anti-takeover and related provisions

     o    Shareholder  rights  plans that allow the board of  directors to block
          appropriate   offers  to  shareholders  or  which  trigger  provisions
          preventing legitimate offers from proceeding

--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 3 of 8

     o    Excessive compensation

     o    Change-in-control   provisions  in  non-salary   compensation   plans,
          employment   contracts,   and  severance   agreements   which  benefit
          management and would be costly to shareholders if triggered

     o    Adjournment of Meeting to Solicit Additional Votes

     o "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

     o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     o For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     o Against offers when there are prospects for an enhanced bid or other bidders

     o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value



Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     o    Requirements that auditors attend the annual meeting of shareholders

     o    Establishment of an annual election of the board of directors

     o Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 4 of 8

     o Mandates that amendments to bylaws or charters have shareholder approval


     o    Mandates that shareholder-rights plans be put to a vote or repealed

     o    Establishment of confidential voting

     o    Expansions   to  reporting   of   financial  or   compensation-related
          information, within reason

     o    Repeals of various anti-takeover related provisions

     o    Reduction or elimination of super-majority vote requirements

     o    Repeals or prohibitions of "greenmail" provisions

     o    "Opting-out" of business combination provisions

     o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an -- independent compensation committee


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     o    Establishment  of  selection  committee   responsible  for  the  final
          approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee


III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     o    Limits to tenure of directors

     o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     o    Restoration of cumulative voting in the election of directors

--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 5 of 8

     o    Requirements  that  the  company  provide  costly,   duplicative,   or
          redundant reports; or reports of a non-business nature

     o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     o    Proposals  which  require  inappropriate   endorsements  or  corporate
          actions

     o Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

o Proposal asking companies to adopt full tenure holding periods for their executives.

     o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee


Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 6 of 8

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 7 of 8

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.



Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.
--------------------------------------------------------------------------------
Amended May 7, 2003                                                 Page 8 of 8

J. P. MORGAN FLEMING ASSET MANAGEMENT
[GRAPHIC OMITTED][GRAPHIC OMITTED]
























Version  6.2          JPMorgan Fleming Corporate Governance             Page  1

Table of Contents- Global


Part I:      JPMorgan Fleming Asset Management Global Proxy-Voting Procedures

             A.   Objective...............................................3
             B.   Proxy Committee.........................................3
             C.   The Proxy Voting Process................................3- 4
             D.   Material Conflicts of Interest..........................4- 5
             E.   Escalation of Material Conflicts of Interest............5
             F.   Recordkeeping...........................................5
                  Exhibit A...............................................6



Part II:     JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines

             A. North America..............................................8-20
                  Table of Contents........................................9-10
                  Guidelines..............................................11-20

             B. Europe, Middle East, Africa, Central America
                  and South America.......................................21-31
                  Table of Contents.......................................22
                  Guidelines..............................................23-31

             C. Asia
                  (ex-Japan)..............................................32-33


             D.   Japan...................................................34-35

Version  6.2          JPMorgan Fleming Corporate Governance             Page  2

Part I:  JP Morgan Fleming Asset Management Proxy    Voting Procedures

A. Objective

     As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures.

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

     To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C. The Proxy Voting Process

     JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

     Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Version  6.2          JPMorgan Fleming Corporate Governance             Page  3

     Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.


D.   Material Conflicts of Interest

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Version  6.2          JPMorgan Fleming Corporate Governance             Page  4

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   Escalation of Material Conflicts of Interest

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

     o    removing certain JPMFAM personnel from the proxy voting process;
     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.   Recordkeeping

     JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

     o a copy of the JPMFAM Proxy Voting Procedures and Guidelines; o a copy of each proxy statement received on behalf of JPMFAM clients; o a record of each vote cast on behalf of JPMFAM client holdings;
     o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
     o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

     It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.


Version  6.2          JPMorgan Fleming Corporate Governance             Page  5

                                                     Exhibit A

     J.P. Morgan Investment Management, Inc. J.P. Morgan Fleming Asset Management (USA) Inc. Robert Fleming Inc.
     J.P. Morgan Fleming Asset Management (London) Limited J.P. Morgan Fleming Asset Management (UK) Limited JF International Management Inc.
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited



































Version  6.2          JPMorgan Fleming Corporate Governance             Page  6

Part II: Proxy Voting Guidelines

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.



































Version  6.2          JPMorgan Fleming Corporate Governance             Page  7

Part II.A: North America Proxy Voting Guidelines
































Version  6.2          JPMorgan Fleming Corporate Governance             Page  8

Part II.A: North America Guidelines Table of Contents

1.       Uncontested Director Elections....................................................................11

2.       Proxy Contests....................................................................................11
         a.       Election of Directors....................................................................11

         b.       Reimburse Proxy Solicitation Expenses....................................................11

3.       Ratification of Auditors..........................................................................11

4.       Proxy Contest Defenses.........................................................................12-13
         a.       Board Structure: Staggered vs. Annual Elections..........................................12
         b.       Shareholder Ability to Remove Directors..................................................12
         c.       Cumulative Voting........................................................................12
         d.       Shareholder Ability to Call Special Meeting..............................................13
         e.       Shareholder Ability to Act by Written Consent............................................13
         f.       Shareholder Ability to Alter the Size of the Board.......................................13

5.       Tender Offer Defenses..........................................................................13-14
         a.       Poison Pills.............................................................................13
         b.       Fair Price Provisions....................................................................13
         c.       Greenmail................................................................................13
         d.       Unequal Voting Rights....................................................................13
         e.       Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws....................13
         f.       Supermajority Shareholder Vote Requirement to Approve Mergers............................14

6.       Miscellaneous Board Provisions....................................................................14
         a.       Separate Chairman and CEO Positions......................................................14
         b.       Lead Directors and Executive Sessions....................................................14
         c.       Majority of Independent Directors........................................................14
         d.       Stock Ownership Requirements.............................................................14
         e.       Term of Office...........................................................................14
         f.       Director and Officer Indemnification and Liability Protection............................14
         g.       Board Size...............................................................................14

7.       Miscellaneous Governance Provisions...............................................................15
         a.       Independent Nominating Committee.........................................................15
         b.       Confidential Voting......................................................................15
         c.       Equal Access.............................................................................15
         d.       Bundled Proposals........................................................................15
         e.       Charitable Contributions.................................................................15
         f.       Date/Location of Meeting.................................................................15
         g.       Include Nonmanagement Employees on Board.................................................15
         h.       Adjourn Meeting if Votes are Insufficient................................................15
         i.       Other Business...........................................................................15
         j.       Disclosure of Shareholder Proponents.....................................................15

8. Capital Structure....................................................................................15-16
         a. Common Stock Authorization.....................................................................15
         b. Stock Distributions: Splits and Dividends......................................................16
         c. Reverse Stock Splits...........................................................................16
         d. Blank Check Preferred Authorization............................................................16
         e. Shareholder Proposals Regarding Blank Check Preferred Stock....................................16
         f. Adjustments to Par Value of Common Stock.......................................................16
         g. Restructurings/Recapitalizations...............................................................16
         h. Share Repurchase Programs......................................................................16
         i. Targeted Share Placements......................................................................16

Version  6.2          JPMorgan Fleming Corporate Governance             Page  9

Part II.A: North America Guidelines Table of Contents

9.       Executive and Director Compensation............................................................17-18
         a.       Stock-based Incentive Plans..............................................................17
         b.       Approval of Cash or Cash-and-Stock Bonus Plans...........................................17
         c.       Shareholder Proposals to Limit Executive and Director Pay................................17
         d.       Golden and Tin Parachutes................................................................17
         e.       401(k) Employee Benefit Plans............................................................17
         f.       Employee Stock Purchase Plans............................................................17
         g.       Option Expensing.........................................................................18
         h.       Options Repricing........................................................................18
         i.       Stock Holding Periods....................................................................18

10.      Incorporation.....................................................................................18
         a.       Reincorporation Outside of the United States.............................................18
         b.       Voting on State Takeover Statutes........................................................18
         c.       Voting on Reincorporation Proposals......................................................18

11.      Mergers and Corporate Restructurings...........................................................18-19
         a.       Mergers and Acquisitions.................................................................18
         b.       Nonfinancial Effects of a Merger or Acquisition..........................................18
         c.       Corporate Restructuring..................................................................18
         d.       Spin-offs................................................................................18
         e.       Asset Sales..............................................................................18
         f.       Liquidations.............................................................................18
         g.       Appraisal Rights.........................................................................19
         h.       Changing Corporate Name..................................................................19

12.      Social and Environmental Issues................................................................19-20
        a.       Energy and Environment....................................................................19
        b.       Northern Ireland..........................................................................19
        c.       Military Business.........................................................................19
        d.       International Labor Organization Code of Conduct..........................................19
        e.       Promote Human Rights in China, Nigeria, and Burma.........................................19
        f.       World Debt Crisis.........................................................................19
        g.       Equal Employment Opportunity and Discrimination...........................................19
        h.       Animal Rights.............................................................................19
        i.       Product Integrity and Marketing...........................................................19
        j.       Human Resources Issues....................................................................20
        k.       Link Executive Pay with Social and/or Environmental Criteria..............................20

13.     Foreign Proxies....................................................................................20

14.     Pre-Solicitation Contact...........................................................................20












Version  6.2          JPMorgan Fleming Corporate Governance             Page 10

Part II.A: North America Guidelines

1.   Uncontested Director Elections
     Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.


2.   Proxy Contests
     2a.  Election of Directors
     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b.  Reimburse Proxy Solicitation Expenses
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.


3.   Ratification of Auditors
     Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.











Version  6.2          JPMorgan Fleming Corporate Governance             Page 11

4.   Proxy Contest Defenses
     4a.  Board Structure: Staggered vs. Annual Elections
     Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b. Shareholder Ability to Remove Directors

     Vote against proposals that provide that directors may be removed only for cause.

     Vote for proposals to restore shareholder ability to remove directors with or without cause.

     Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote for proposals that permit shareholders to elect directors to fill board vacancies.

     4c.  Cumulative Voting
     Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).



Version  6.2          JPMorgan Fleming Corporate Governance             Page 12

     4d. Shareholder Ability to Call Special Meeting
     Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     4e.  Shareholder Ability to Act by Written Consent
     We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote against proposals to allow or facilitate shareholder action by written consent.

     4f. Shareholder Ability to Alter the Size of the Board Vote for proposals that seek to fix the size of the board.

     Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


5.   Tender Offer Defenses
     5a.  Poison Pills
     Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b.  Fair Price Provisions
     Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c.  Greenmail
     Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d.  Unequal Voting Rights
     Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.



Version  6.2          JPMorgan Fleming Corporate Governance             Page 13

     5f. Supermajority Shareholder Vote Requirement to Approve Mergers

     Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   Miscellaneous Board Provisions
     6a.  Separate Chairman and CEO Positions
     We will generally vote for proposals looking to separate the CEO and Chairman roles.

     6b.  Lead Directors and Executive Sessions
     In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c.  Majority of Independent Directors
     We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote for shareholder proposals asking for a 2/3 independent board.

     6d.  Stock Ownership Requirements
     Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e.  Term of Office
     Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f. Director and Officer Indemnification and Liability Protection Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

     Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6g.  Board Size
     Vote for proposals to limit the size of the board to 15 members.




Version  6.2          JPMorgan Fleming Corporate Governance             Page 14

7.   Miscellaneous Governance Provisions
     7a.  Independent Nominating Committee
     Vote for the creation of an independent nominating committee.

     7b.  Confidential Voting
     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote for management proposals to adopt confidential voting.

     7c.  Equal Access
     Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d.  Bundled Proposals
     Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e.  Charitable Contributions
     Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f.  Date/Location of Meeting
     Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g.  Include Nonmanagement Employees on Board
     Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h.  Adjourn Meeting if Votes are Insufficient
     Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i.  Other Business
     Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7j.  Disclosure of Shareholder Proponents
     Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   Capital Structure
     8a.  Common Stock Authorization
     Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

     Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.




Version  6.2          JPMorgan Fleming Corporate Governance             Page 15

     8b.  Stock Distributions: Splits and Dividends
     Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c.  Reverse Stock Splits
     Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d.  Blank Check Preferred Authorization
     Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e.  Shareholder Proposals Regarding Blank Check Preferred Stock
     Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8f.  Adjustments to Par Value of Common Stock
     Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g.  Restructurings/Recapitalizations
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

     Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control--Will the transaction result in a change in control of the company?

     Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there areclear signs of self-dealing or other abuses.

     8h.  Share Repurchase Programs
     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i.  Targeted Share Placements
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.


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

9.   Executive and Director Compensation
     9a.  Stock-based Incentive Plans
     Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     9b.  Approval of Cash or Cash-and-Stock Bonus Plans
     Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c.  Shareholder Proposals to Limit Executive and Director Pay
     Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d.  Golden and Tin Parachutes
     Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e.  401(k) Employee Benefit Plans
     Vote for proposals to implement a 401(k) savings plan for employees.

     9f.  Employee Stock Purchase Plans
     Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.



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

     9g.  Option  Expensing
     Within the context of common industry practice, generally vote for shareholder proposals to expense fixed-price options.

     9h.  Option Repricing
     In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

     9i.  Stock Holding Periods
     Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10. Incorporation
     10a. Reincorporation outside of the United States
     Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

     10b. Voting on State Takeover Statutes
     Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10c. Voting on Reincorporation Proposals
     Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
     11a. Mergers and Acquisitions
     Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. Nonfinancial Effects of a Merger or Acquisition
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. Corporate Restructuring
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

     11d. Spin-offs
     Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. Asset Sales
     Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. Liquidations
     Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


Version  6.2          JPMorgan Fleming Corporate Governance             Page 18

     11g. Appraisal Rights
     Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. Changing Corporate Name Vote for changing the corporate name.

12. Social and Environmental Issues
     12a. Energy and Environment
     Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

     Vote case-by-case on disclosure reports that seek additional information.

     12b. Northern Ireland
     Vote case-by-case on proposals pertaining to the MacBride Principles.

     Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c. Military Business
     Vote case-by-case on defense issue proposals.

     Vote case-by-case on disclosure reports that seek additional information on military-related operations.

     12d. International Labor Organization Code of Conduct
     Vote case-by-case on proposals to endorse international labor organization code of conducts.

     Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

     12e. Promote Human Rights in China, Nigeria, and Burma
     Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

     12f. World Debt Crisis
     Vote case-by-case on proposals dealing with third world debt.

     Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

     12g. Equal Employment Opportunity and Discrimination
     Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

     Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. Animal Rights
     Vote case-by-case on proposals that deal with animal rights.

     12i. Product Integrity and Marketing
     Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

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

12j. Human Resources
     Issues Vote case-by-case on proposals regarding human resources issues.

     Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

     12k. Link Executive Pay with Social and/or Environmental Criteria
     Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote case-by-case on disclosure reports that seek additional information regarding this issue.

13. Foreign Proxies
     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact
     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     What is material non-public information?
     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to: o a pending acquisition or sale of a substantial business; o financial results that are better or worse than recent trends would lead one to expect; o major management changes; o an increase or decrease in dividends; o calls or redemptions or other purchases of its securities by the company; o a stock split, dividend or other recapitalization; or o financial projections prepared by the Company or the Company's representatives.

     What is pre-solicitation contact?
     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Version  6.2          JPMorgan Fleming Corporate Governance             Page 20

Part III.B:        Europe, Middle East, Africa, Central America and
                        South America Proxy Voting Guidelines
















































Version  6.2          JPMorgan Fleming Corporate Governance             Page 21

Part III.B:        Europe, Middle East, Africa, Central America and
                        South America Guidelines Table of
                                Contents
1.       Reports & Accounts..................................................23

2.       Dividends...........................................................23

3.       Auditors............................................................23
a.       Auditor Independence................................................23
b.       Auditor Remuneration................................................23

4.       Boards...........................................................23-24
a.       Chairman & CEO......................................................23
b.       Board Structure.....................................................24
c.       Board Size..........................................................24
d.       Board Independence..................................................24
e.       Board Committees....................................................24

5.       Directors ..........................................................25
a.       Directors' Contracts................................................25
b.       Executive Director's Remuneration...................................25
c.       Directors' Liability................................................25
d.       Directors over 70...................................................25

6.       Non-Executive Directors ............................................26
a.       Role of Non-Executive Directors.....................................26
b.       Director Independence...............................................26
c.       Non-Executive Director's Remuneration...............................26
d.       Multiple Directorships..............................................26

7.       Issue of Capital.................................................26-27
a.       Issue of Equity.....................................................26
b.       Issue of Debt........................................................7
c.       Share Repurchase Programmes.........................................27

8.       Mergers/Acquisitions................................................27

9.       Voting Rights.......................................................27

10.      Share Options/Long-Term Incentive Plans (L-TIPs).................27-28
a.       Share Options.......................................................27
b.       Long-Term Incentive Plans (L-TIPs)..................................28

11.      Others...........................................................28-29
a.       Poison Pills........................................................28
b.       Composite Resolutions...............................................28
c.       Social/Environmental Issues.........................................28
d.       Charitable Issues...................................................29
e.       Political Issues....................................................29

12.      Shareholder Activism and Company Engagement......................29-30
a.       Activism Statement..................................................29
b.       Activism Policy..................................................29-30

13. Social Responsible Investment ("SRI")....................................31
a. SRI Statement.............................................................31
b. SRI Policy................................................................31


Version  6.2          JPMorgan Fleming Corporate Governance             Page 22

Part III.B: Europe, Middle East, Africa, Central America and South America Guidelines

1. Reports & Accounts

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   Dividends
     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   Auditors
     3a.  Auditor Independence
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

     3b.  Auditor Remuneration
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently  exceeding audit fees, where no
     explanation  was  given  to  shareholders.   Audit  fees  should  never  be
     excessive.

     See Audit Committee.

4.   Boards
     4a.  Chairman & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.



Version  6.2          JPMorgan Fleming Corporate Governance             Page 23

     4b.  Board Structure
     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4c.  Board Size
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d.  Board Independence
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4e.  Board Committees
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (i) Nomination Committee -
               There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

          (ii)  Remuneration Committee -
               Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

          (iii) Audit Committee
               An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

Version  6.2          JPMorgan Fleming Corporate Governance             Page 24

5. Directors
     5a.  Directors' Contracts

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5b.  Executive Directors' Remuneration
     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).

     5c. Directors' Liability In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d.  Directors over 70
     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.



Version  6.2          JPMorgan Fleming Corporate Governance             Page 25

6.   Non-Executive Directors
     6a.  Role of Non-Executive Directors
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6b.  Director Independence
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c.  Non-Executive Director's Remuneration
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d.  Multiple Directorships
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   Issue of Capital
     7a.  Issue of Equity
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.







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     7b.  Issue of Debt
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7c.  Share Repurchase Programmes
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   Mergers/Acquisitions
     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances , the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   Voting Rights
     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  Share Options/Long-Term Incentive Plans (L-TIPs)
     10a. Share Options
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.





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     10b. Long-Term Incentive Plans (L-TIPs)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  Others
     11a. Poison Pills
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11b. Composite Resolutions
     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. Social/Environmental Issues
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     see Socially Responsible Investment (SRI).







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

     11d. Charitable Issues
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. Political Issues
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  Shareholder Activism and Company Engagement
     12a. Activism Statement
     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     o    ensure managers have an explicit strategy on activism
     o    monitor the performance of investee companies
     o    intervene where necessary
     o    evaluate the impact of engagement activity
     o    report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is set out below.

     12b. Activism Policy
          (i)   Explicit Strategy -

               A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

               Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

          (ii)  Monitor Performance -
                At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.






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

          (iii) Intervene Where Necessary -
               As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

               Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

                JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (iv)  Evaluate Impact
                Noone to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

                As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

                We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.


          (v)   Reporting
               Reports detailing our engagement activity are available to clients on a quarterly basis.













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13.  Socially Responsible Investment ("SRI")
     13a. SRI Statement
     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b. SRI Policy
     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

     In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.











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

Part IV: Asia Ex-Japan Proxy Voting Guidelines


































Version  6.2          JPMorgan Fleming Corporate Governance             Page 32

Part IV: Asia Ex-Japan Proxy Voting Guidelines

 1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

 2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

 4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

 5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

 6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

 7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.
























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Part V: Japan Proxy Voting Guidelines


































Version  6.2          JPMorgan Fleming Corporate Governance             Page 34

Part V: Japan Proxy Voting Guidelines

1.   Number of Directors
     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   Release of Directors from Legal Liability
     Vote against actions releasing a director from legal liability.

3.   Director's Tenure
     Director's tenure should be less than 1 year.

4.   Director's Remuneration
     Remuneration of directors should generally be determined by an independent committee.

5.   Audit fees
     Audit fees must be at an appropriate level.

6.   Capital Increase
     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

7.   Borrowing of Funds
     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

8.   Share Repurchase Programs
     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

9.   Payout ratio
     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

10.  Mergers/Acquisitions
     Mergers and acquisitions must only be consummated at a price representing fair value.

11.  Stock Options
     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

12.  Political Contributions
     Do not approve any use of corporate funds for political activities.

13.  Environmental/Social Issues
     Do not take into account environmental/social issues that do not affect the economic value of the company.


Version  6.2          JPMorgan Fleming Corporate Governance             Page 35

FINANCIAL MANAGEMENT ADVISERS
                       Financial Management Advisors, LLC
                              Proxy Voting Policies



The proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses. In addition, these guidelines address broader issues of corporate citizenship that can have an impact on corporate performance and important stakeholder interests, including:

     o    corporate policies that affect the environment

     o    corporate   policies  that  affect  local  economic   development  and
          stability;

     o corporate responsibility to employees and communities; and workplace safety and health issues.

All votes will be reviewed on a company-by-company basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and subject to a rigorous analysis of the economic impact an issue may have on the long-term shareholder value. In other words, proxy-voting guidelines are just those guidelines. When company specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

I. THE BOARD OF DIRECTORS
Electing directors is the most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996):

The accepted governance paradigm is simple: management is accountable to the board, and the board is accountable to shareholders. In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it. Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself.

FMA holds directors to a high standard when voting on their election, qualifications, and compensation. FMA will evaluate directors fairly, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Generally, the election of directors is uncontested. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.


A.       Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis; votes on the entire board of directors will examine the following factors:

     o poor long-term corporate performance record relative to its peer index;

     o lack of majority of independent directors on the full board and key board committees including audit committees, nominating committees and compensation committees;

     o    diversity of board;

     o executive compensation: including excessive compensation and history of repricing underwater stock options (e.g. adjusting the stock price for executives above the strike price);

     o no action taken by the board in response to shareholder proposals that received a majority of the votes.

Votes on individual directors will examine the following factors:

     o nominee's attendance at meetings of less than 75 percent without valid reason;

     o lack of independence on key board committees (audit, nominating and compensation committees);

     o    directors serving on an excessive number of other boards;

     o    Chapter 7 bankruptcy, SEC violations, and criminal offense;

     o    interlocking directorships; and

     o    performance of individual directors related to executive compensation

B.       Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed arid demonstrated commitment to the interests of all shareholders and stakeholders (e.g. employees, customers, and communities in which a company resides).

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     o long-term financial performance of the target company relative to its industry;

     o    management's track record;

     o    background to the proxy contest;

     o    qualifications of director nominees (both slates);

     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

     o    stock ownership positions of individual directors; and

     o    impact on stakeholders.

C. Chairman and CEO is the Same Person

One of the principal functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally, we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons. However, in certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

D.       Majority of Independent Directors

FMA believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, FMA will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including:

     o employment by the company or an affiliate in an executive capacity within the last five years;

     o past or current employment by a firm that is one of the company's paid advisors or consultants;

     o personal services contract with the company; family relationships of an executive or director of the company;

     o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

FMA would:

     o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

     o    vote for  shareholder  proposals  that  request  that the board audit,
          compensation   and/or  nominating   committees   include   independent
          directors exclusively.

E.       Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. As a general rule, directors should own some stock in the company in order to ensure alignment of interests. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates.

Generally, FMA would:

     o vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F.       Board Structure

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; for example, each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.


     o employment by the company or an affiliate in an executive capacity within the last five years;

     o past or current employment by a firm that is one of the company's paid advisors or consultants;

     o personal services contract with the company; family relationships of an executive or director of the company;

     o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

FMA would:

     o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

     o    vote for  shareholder  proposals  that  request  that the board audit,
          compensation   and/or  nominating   committees   include   independent
          directors exclusively.

G.   Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. Here again, we prefer to look at directors as individuals rather than impose a strict rule.

Generally, FMA would:

     o vote against shareholder proposals to limit the tenure of outside directors only.

H.       Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder are permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting anyone controlling 51 percent of shares would control the election of all 10 directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

FMA would:

     o    vote against proposals to eliminate cumulative voting.

     o    vote for proposals to permit cumulative voting.

I.       Director and Officer Indemnification and Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While FMA recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, FMA believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but FMA may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Generally, FMA would:

o vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law,
(iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

J.       Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Generally, FMA would:

     o vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

     o vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if the director's legal expenses would be covered.

II. PROXY CONTEST DEFENSES

A.       Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip out pill) at a price far out of line with the fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

FMA would:

     o vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     o review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

     o review on a case-by-case basis management proposals to ratify a poison pill.

B.       Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

FMA would:

     o vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

C.       Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

     o vote against proposals that provide that directors may be removed only for cause.

     o vote for proposals to restore shareholder ability to remove directors with or without cause.

     o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     o vote for proposals that permit shareholders to elect directors to fill board vacancies.

D. Shareholder Ability to Alter the Size of the Board

Proposals, which would allow management to increase or decrease the size of the board at its own discretion, are often used by companies as a takeover defense. FMA supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy contest from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

FMA would:

     o    vote for proposals that seek to fix the size of the board.

     o vote against proposals that give management the ability to alter the size of the board without shareholder approval.



III. AUDITORS

Ratifying Auditors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

     o vote against proposals that provide that directors may be removed only for cause.

     o vote for proposals to restore shareholder ability to remove directors with or without cause.

     o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     o vote for proposals that permit shareholders to elect directors to fill board vacancies.

IV. ACQUISITIONS AND MERGERS

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs. premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated; and

     o changes in corporate governance and their impact on shareholder rights.

     o    impact on community stakeholders and workforce.

A.       Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devices, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

FMA would:

     o vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. o vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

B.       Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.       Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

FMA would:

     o vote for proposals to restore, or provide shareholders with, rights of appraisal.

D.       Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.       Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.       Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.       Changing Corporate Name
FMA would vote for changing the corporate name if proposed or supported by management.

V. SHAREHOLDER RIGHTS

A.       Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

FMA would:

     o vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     o    vote for management proposals to adopt confidential voting.

B.   Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting, if they are unable to act at a special meeting of their own calling.

FMA would:

     o vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     o    vote  for  proposals  that  remove   restrictions   on  the  right  of
          shareholders to act independently of management.

C.       Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

FMA would:

     o vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     o vote for proposals to allow or make easier shareholder action by written consent.

D.       Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

E.       Unequal Voting Rights

Incumbent managers use unequal voting rights assigned to them of their common shares to make those rights superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. This practice is what is known as a dual class voting structure. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

FMA would:

     o    vote against dual class exchange offers.

     o    vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to amend new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to affect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

     o    vote  against   management   proposals  to  require  a   supermajority
          shareholder vote to approve charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

     o vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

     o    vote  against   management   proposals  to  require  a   supermajority
          shareholder vote to approve mergers and other significant business combinations.

     o vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.       Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

VI. CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues, including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock or debt.

A.       Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

FMA supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, FMA will support increases in authorized common stock to fund stock splits that are in shareholders' interests. FMA will evaluate on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. FMA will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

Generally, FMA would:

     o review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

     o vote against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.



B.       Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity. We will review management proposals to implement a reverse stock split on a case-by-case basis.

Generally, FMA would:

     o vote to support a reverse stock split if management provides a reasonable justification for the split.

C.       Blank Check Preferred Authorization

Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

Generally FMA would:

     o vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

     o review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

     o review on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

     o vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.



D.       Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

FMA would:

     o    vote for management proposals to reduce the par value of common stock.

E.       Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Generally, FMA would:

     o review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

F.       Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     o dilution - how much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     o change in control - will the transaction result in a change in control of the company?

     o bankruptcy - is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, FMA would:

     o vote to approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

VII. EXECUTIVE AND DIRECTOR COMPENSATION

A. Stock option plans

FMA supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. FMA supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company and shareholders prosper. Many plans sponsored by management provide "goals" so easily met that executives will realize unreasonable gains not comparable with true shareholder value. FMA will support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

FMA will consider whether the proposed plan is being offered at fair market value, or at a discount; excessively dilutes the earnings per share of the outstanding shares; and gives management the ability to replace or re-price "underwater" options, which is not available to any other shareholders. Re-pricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when market price of the common stock is below the current option contract price. Options can also be re-priced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. FMA will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we vote on a case-by-case basis on executive and director compensation plans. When evaluating executive and director compensation we will review the following factors:

     o    potential voting power dilution of 10 percent of shares outstanding;

     o awards must be granted at 100 percent of fair market value on the date of grant;

     o repricing underwater stock options and the company's history of repricing;

B.       OBRA Related Compensation Proposals

Section 162(m) of Omnibus Budget Reconciliation Act (OBRA) limits the tax deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

The FMA would:

     o vote for plans that simply amend shareholder approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA

     o vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA

Generally, FMA would:

     o evaluate on a case-by-case basis a vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

     o vote against cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

     o vote against plans that are deemed to be excessive because they are not justified by performance measures.

C.       Shareholder Proposals to Limit Executive and Director Pay

Shareholder proposals to limit executive and director pay need to be evaluated on a case-by-case basis.

Generally, FMA would:

     o vote for shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

     o    vote  for  shareholder   proposals  that  seek  to  eliminate  outside
          directors' retirement benefits.

     o vote for shareholder proposals that seek to provide for indexed and/or premium priced options.

     o review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

D.       Golden and Tin Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

FMA would:

     o vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Generally, FMA would:

     o vote against all proposals to ratify golden parachutes; vote on tin parachutes in a case by case basis





E.       Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


VIII. STATE OF INCORPORATION

A.       Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash out statutes, freeze-out 19 provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

B.       Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

IX. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we vote for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value.

In most cases we vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns.

In determining our vote on shareholder social, workforce, and environmental proposals, we also analyze the following factors:

     o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o    the percentage of sales, assets and earnings affected;

     o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o whether the issues presented should be dealt with through government or company specific action;

     o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     o    whether  the   company's   analysis  and  voting   recommendation   to
          shareholders is persuasive;

     o    what other companies have done in response to the issue;

     o    whether the proposal itself is well framed and reasonable;

     o whether implementation of the proposal would achieve the objectives sought in the proposal; and

     o whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. We will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.


A.       Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation.

FMA would:

     o vote to support special committees when they appear to offer a potentially effective method for enhancing shareholder value.

B.       Military Sales

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

Generally, FMA would:

     o vote to support reports on foreign military sales and economic conversion of facilities.

     o Generally vote against proposals asking a company to develop specific military contracting criteria.

C. Equal Employment Opportunity and other work place practice

Reporting Issues

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can effect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

FMA would:

     o vote for proposals calling for action on equal employment opportunity and anti-discrimination.

     o vote for legal and regulatory compliance and public reporting related to nondiscrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that effect long-term corporate performance.

     o    vote for nondiscrimination in salary, wages and all benefits

D.       Tobacco

FMA'S votes on tobacco related shareholder resolutions would be based on the financial impact of such resolutions on the fund. Shareholder resolutions fall into a number of categories: 1) companies doing business with tobacco related companies are asked to change or end these relationships; 2) media and tobacco companies to change their marketing practices; and 3) companies asked to change their structure to minimize the impact of tobacco operations.

Generally, FMA would:

     o view spin-off of tobacco related businesses on a case-by-case basis and analysis as any other corporate restructuring.

FMA would:

     o    vote to support increased disclosure with tobacco-related issues.

E.       Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce pay-outs to long term employees who are currently vested in plans.

Cash balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash balance plans are the substantial savings that companies generate in the process. Critics point out that this saving is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

FMA would:

     o    vote to support non-discrimination in retirement benefits.

F. "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. FMA supports proposals that improve the company's public image, reduces exposure to liabilities, and establishes standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

FMA would:

     o    vote for the adoption of the CERES Principles.

     o    vote for adoption of reports to shareholders on environmental issues.


G. "MacBride Principles"

These resolutions call for the implementation of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems. Many companies believe that the Act adequately addresses the problems and that further action, including implementation of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to implement the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

FMA would:

     o    vote to support the MacBride  Principles  for  operations  in Northern
          Ireland  that  requests   companies  to  abide  by  equal   employment
          opportunity policies.

H.       Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections.

Generally, FMA would:

     o vote to support proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

     o vote to support proposals that would request a report summarizing the company's current practices for enforcement of its Code of Conduct.

     o vote to support proposals that would establish independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

     o vote to support proposals that would create incentives to encourage suppliers to raise standards rather than terminate contracts.

     o vote to support proposals that would implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

     o vote to support proposals that would request public disclosure of contract supplier reviews on a regular basis.

     o vote to support proposals that would adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

I.       Corporate Conduct and Human Rights

FMA will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.

Generally, FMA would:

     o vote for proposals that support Principles or Codes of Conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China)

                                     PART C
                                OTHER INFORMATION


Item 23   Exhibits

(a)(1) Restated Articles of Incorporation of Accessor Funds, Inc., ("Registrant") dated August 19, 1999 are incorporated by reference to Exhibit No. (a)(1) to Post-Effective Amendment No.16 to the Registration Statement on Form N-1A filed February 14, 2000 (File No. 33-41245).

(a)(2) Amendment to Articles of Incorporation dated February 4, 2000 is incorporated by reference to Exhibit No. (a)(2) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed February 14, 2000 (File No. 33-41245).

(a)(3) Amendment to Articles of Incorporation dated August 29, 2000 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed September 13, 2000 (File No. 33-41245).

(a)(4) Amendment to Articles of Incorporation dated December 21, 2000 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed March 1, 2001 (File No. 33-41245).

(a)(5) Articles Supplementary dated December 18, 2002 to Amended Articles of Incorporation is incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).

(a)(6) Articles Supplementary dated September 23, 2003 to Amended Articles of Incorporation is incorporated by reference to Exhibit (a) (6) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 (File No. 33-41245.

(a)(7) Articles Supplementary dated March 9, 2004 to Amended Articles of Incorporation is incorporated by reference to Exhibit (a) (7) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed March 11, 2004 (File No. 33-41245).


(b) By-Laws of the Registrant, as Amended, are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(c)       Not applicable.

(d)(1) Amended and Restated Management Agreement between Registrant and Accessor Capital Management LP is incorporated by reference to Exhibit
          (d)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed February 27, 2004 (File No. 33-41245).

(d)(2) Money Manager Agreement among the Registrant on behalf of Growth Fund, Accessor Capital Management LP and Enhanced Investment Technologies is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed February 27, 2004 (File No. 33-41245).

(d)(3) Money Manager Agreement among the Registrant on behalf of Value Fund, Accessor Capital Management LP and Wellington Management Company, LLP is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed March 1, 2001 (File No. 33-41245).

(d)(4) Money Manager Agreement among the Registrant on behalf of Mortgage Securities Fund, Accessor Capital Management LP and BlackRock Financial Management, Inc. Incorporated by reference to Exhibit No. 1 to the Proxy Statement For Special Meeting of Shareholders held on January 27, 1995 and filed on January 6, 1995 (File No. 33-41245).

(d)(5) Money Manager Agreement among the Registrant on behalf of International Equity Fund, Accessor Capital Management LP and JPMorgan Asset Management (London) Ltd. is incorporated by reference to Exhibit
          (d)(9) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(d)(6) Money Manager Agreement among the Registrant on behalf of Intermediate Fixed-Income Fund, Accessor Capital Management LP and Cypress Asset Management is incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed May 1, 1999 (File No. 33-41245).

(d)(7) Amended Money Manager Agreement among the Registrant on behalf of Short-Intermediate Fixed-Income Fund, Accessor Capital Management LP and Cypress Asset Management is incorporated by reference to Exhibit
          (d)(13) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(d)(8) Money Manager Agreement among the Registrant on behalf of the High Yield Bond Fund, Accessor Capital Management LP and Financial Management Advisers, Inc. effective May 1, 2000, is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed April 29, 2000 (File No. 33-41245).

(d)(9) Amended Money Manager Agreement among the Registrant on behalf of Intermediate Fixed-Income Fund, Accessor Capital Management LP and Cypress Asset Management is incorporated by reference to Exhibit
          (d)(15) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(d)(10) Form of Management Agreement among Registrant and Accessor Capital Management LP on behalf of Accessor Allocation Funds incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed September 13, 2000 (File No. 33-41245).

(d)(11) Form of Money Manager Agreement among Registrant on behalf of the Limited Duration U.S. Government Fund, Accessor Capital Management LP and Pennant Management is incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed March 11, 2004 (File No. 33-41245).

(d)(12) Amendment to Money Manager Agreement among Registrant on behalf of the Value Fund, Accessor Capital Management LP and Wellington Management LLP.*

(d)(13) Amendment to Money Manager Agreement among Registrant on behalf of the Small to Mid Cap Fund, Accessor Capital Management LP and SSgA Funds Management, Inc.*

(d)(14) Amendment to Money Manager Agreement among Registrant on behalf of the International Equity Fund, Accessor Capital Management LP and J. P. Morgan Fleming Asset Management (London) Ltd.*

(d)(15) Amendment to Money Manager Agreement among Registrant on behalf of the High Yield Bond Fund, Accessor Capital Management LP and Financial Management Advisers, Inc.*

(d)(16) Amendment to Money Manager Agreement among Registrant on behalf of the Intermediate Fixed-Income Fund, Accessor Capital Management LP and Cypress Asset Management.*

(d)(17) Amendment to Money Manager Agreement among Registrant on behalf of the Short-Intermediate Fixed-Income Fund, Accessor Capital Management LP and Cypress Asset Management.*

(d)(18) Amendment to Money Manager Agreement among Registrant on behalf of the Mortgage Securities Fund, Accessor Capital Management LP and BlackRock Financial Management, Inc.*

(e)(1) Amended Distribution Agreement between Registrant and ALPS Distributors, Inc. incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 (File No. 33-41245).

(e)(2) Amended Form of Selling Agreement between ALPS Distributors, Inc. and selling agents (Broker-Dealers) to distribute fund shares incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 (File No. 33-41245).

(e)(3) Amended Form of Selling Agreement between ALPS Distributors, Inc. and selling agents (Other Financial Intermediaries) to distribute fund shares incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 (File No. 33-41245).

(f)       Not applicable.

(g)(1) IRA Custodian Agreement among Registrant, Bennington and The Fifth Third Bank effective December 1, 1995. Incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A. (File No. 33-41245).

(g)(2) Custodian Agreement with Fifth Third Bank dated October 4, 1996. Incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 30, 1997 (File No. 33-41245).

(g)(2)(a) Amended Exhibits A, B and C to Custody Agreement with Fifth Third Bank and Accessor Capital Management LP effective November 16, 2000, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on November 27, 2000 (File No. 33-41245).

(g)(3) First Amendment to Custody Agreement with Fifth Third Bank dated November 14, 1997. Incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(g)(4) Second Amendment to Custody Agreement with Fifth Third Bank dated February 19, 1998. Incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(h)(1) Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995. Incorporated by reference to Exhibit (9)(a)(3) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996 (File No. 33-41245).

(h)(2) Amended Appendix C dated February 19, 1998, to Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995. Incorporated by reference by Exhibit (h)(1)(D) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 29, 1998 (File No. 33-41245).

(h)(3) Amended Transfer Agency and Administrative Agreement among the Registrant and Bennington is incorporated by reference to Exhibit
          (h)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(h)(4) Amendment to the Amended Transfer Agency and Administrative Agreement among the Registrant and Accessor Capital Management LP is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on November 16, 2002 (File No. 33-41245).


(h)(5) Amendment to the Amended Transfer Agency and Administrative Agreement among the Registrant and Accessor Capital is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(h)(6) Amendment to the Amended Transfer Agency and Administrative Agreement among the Registrant and Accessor Capital is incorporated by reference
          to  Exhibit  (h)(6) to   Post-Effective   Amendment  No.  31  to  the
          Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).

(h)(7) Fund Accounting and Other Services Agreement with ALPS Mutual Funds Services and Accessor Capital Management LP is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(h)(8) First Amendment to Fund Accounting and Other Services Agreement among Registrant, ALPS Mutual Funds Services and Accessor Capital Management LP is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).

(h)(9) Second Amendment to Fund Accounting and Other Services Agreement among Registrant, ALPS Mutual Funds Services and Accessor Capital Management LP incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 (File No. 33-41245).

(h)(10) Form of Expense Agreement between Registrant's Underlying Funds and Allocation Funds is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(h)(11) Expense Guarantee Agreement between Registrant and Accessor Capital Management LP effective December 22, 2000, is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed March 1, 2001 (File No. 33-41245).

(h)(12) Second Expense Guarantee Agreement between Registrant and Accessor Capital Management LP effective January 1, 2004 is incorporated by Reference to Exhibit (h)(12) to Post-Effective Amendment No. 32 to The Registration Statement on Form N-1A filed February 27, 2004 (File No. 33-41245).

(i)(1) Opinion and consent of Kirkpatrick & Lockhart LLP is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed December 30, 2002 (File No. 33-41245).


(i)(2) Opinion and consent of Kirkpatrick & Lockhart LLP is incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 (File No. 33-41245).

(j)(1)    Auditors Consent.*

(j)(2)    Consent from Kirkpatrick & Lockhart LLP.*

(k)       Not applicable.

(m)(l) Agreement related to initial capital. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on February 4, 1992 (File No. 33-41245).

(m)(1)(a) Amended and Restated Distribution and Service Plan for Investor Class Shares of the Registrant's Underlying Funds is incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(m)(1)(b) Distribution and Service Plan for A Class Shares and C Class Shares of the Registrant's Funds Effective as of December 30, 2002, as amended August 13, 2003 incorporated by reference to Exhibit (m)(1)(b) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 File No. 33-41245).

(m)(2) Defensive Distribution Plan of the Allocation Funds dated November 16, 2000 is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on November 27, 2000 (File No. 33-41245).

(m)(3) Defensive Distribution Plan of the Advisor Class Shares of the Underlying Funds is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(n)(1) Amended and Restated Rule 18f-3 Plan incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed September 29, 2003 (File No. 33-41245).

(n)(2)(a) Administrative Services Plan. Incorporated by reference to Exhibit No.
          (15)(h) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(n)(2)(b) Form of Amended Appendix to Administrative Services Plan for Investor Class Shares is incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 13, 2000 (File No. 33-41245).

(n)(3)(a) Form of Administrative Services Agreement. Incorporated by reference to Exhibit No. (15)(h)(1) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

(n)(3)(b) Form of Amended Appendix to Form of Administrative Services Agreement for Investor Class Shares incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed September 13, 2000 (File No. 33-41245).

(n)(4) Amended ACM Administrative Plan for U.S. Government Money Fund is incorporated by reference to Exhibit (n)(4) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 28, 2003 (File No. 33-41245).

(p)(1) Fourth Restated and Amended Code of Ethics of Accessor Funds, Inc., as amended November 13, 2003 is incorporated by reference to Exhibit
          (p)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed February 27, 2004 (File No. 33-41245).

(p)(2) Janus Code of Ethics for Enhanced Investment Technologies, Money Manager of the Growth Fund is incorporated by reference to Exhibit
          (p)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed February 27, 2004 (File No. 33-41245).

(p)(4) Code of Ethics of Wellington Management Company, LLP, Money Manager of the Value Fund is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on April 30, 2001.

(p)(5) Code of Ethics of SSgA Funds Management, Money Manager of the Small to Mid Cap Fund is incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed April 30, 2002 (File No. 33-41245).

(p)(6) Code of Ethics of JPMorgan Fleming (London) Ltd., Money Manager of the International Equity Fund, is incorporated by reference to Exhibit
         (p)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on February 28, 2002 (File No. 33-41245).

(p)(7) Code of Ethics of Cypress Asset Management, Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund, is incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(8) Code of Ethics of Financial Management Advisers, Inc., Money Manager of the High Yield Bond Fund, is incorporated by reference to Exhibit
         (p)(8) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(9) Code of Ethics of BlackRock, Inc., Money Manager of the Mortgage Securities Fund, is incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 2000 (File No. 33-41245).

(p)(10) Code of Ethics of ALPS Distributors, Inc., the principal underwriter of the Funds, is incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 28, 2003 (File No. 33-41245).


(p)(11) Code of Ethics of Pennant Management, Money Manager of the Limited Duration U.S. Government Fund is incorporated by reference to Exhibit
         (p) (11) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed March 11, 2004 (File No. 33-41245).

*        Filed herewith.


Item 24.  Persons Controlled by or Under Common Control with Registrant

          Not applicable.

Item 25.  Indemnification

          As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VI of the Registrant's Articles of Incorporation, as amended. Section 2-418 of the Maryland General Corporation Law and Sections 7 of the Management Agreements (incorporated by reference to Exhibit Nos. 5(a) and 5(c) of the Registration Statement on Form N-1A, filed on June 24, 1991 (File No. 33-41245), Post-Effective Amendment No. 2 thereto, filed on September 1, 1992, and the "form of" Management Agreement filed herewith as Exhibit (d)(1), respectively) (the "Management Agreement"), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

         Section 7 of the Management Agreements and Section 12 of the Money Manager Agreements filed and incorporated herein limit the liability of Accessor Capital Management LP ("Accessor") and the money managers, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

         Section 14 of the Distribution Agreement filed and incorporated herein limits the liability of the Registrant to liabilities arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus(es), statement(s) of additional information, shareholder reports or other information filed or made public by the Fund (as amended from time to time) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any other statute or the common law and by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, By-Laws, Management Agreements, Distribution Agreements, Transfer Agent Agreement and Money Manager Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser

         See Registrant's Prospectuses sections "Fund Details" and "Management Organization and Capital Structure," and the Statement of Additional Information section "Management of the Fund."

Item 27. Principal Underwriters

     (a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Firsthand Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, State Street Institutional Investment Trust, W.P. Stewart & Co. Growth Fund, Inc., and ETF Advisors Trust.

     (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:


-------------------------------------------------------------------------------------------------
Name and Principal              Positions and Offices           Positions and Offices with
Business Address*               with Registrant                 Underwriter
-------------------------------------------------------------------------------------------------
W. Robert Alexander             None                            Chairman, Chief Executive
                                                                Officer and Secretary
-------------------------------------------------------------------------------------------------
Thomas A. Carter                None                            Chief Financial Officer and
                                                                Director
-------------------------------------------------------------------------------------------------
Edmund J. Burke                 None                            President and Director
-------------------------------------------------------------------------------------------------
Jeremy O. May                   None                            Senior Vice President and
                                                                Director
-------------------------------------------------------------------------------------------------
Robert Szydlowski               None                            Vice President
-------------------------------------------------------------------------------------------------
Rick A. Pederson                None                            Director
-------------------------------------------------------------------------------------------------
Chris Woessner                  None                            Director
-------------------------------------------------------------------------------------------------

*All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

     (c)      Not Applicable

Item 28. Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

Manager, Administrator
and Transfer Agent                                   Custodian

Accessor Capital Management LP                       Fifth Third Bank
1420 Fifth Avenue, Suite 3600                        38 Fountain Square Plaza
Seattle, WA 98101                                    Cincinnati, OH 45263

Money Managers                                       Custodian of IRA Accounts

See Section of the prospectuses entitled             Fifth Third Bank
"Management Organization                             38 Fountain Square Plaza
and Capital Structure"                               Cincinnati, OH 45263
for names and addresses

Fund Distributor                                     Fund Accounting Agent

ALPS Distributors, Inc.                              ALPS Mutual Funds Services
370 Seventeenth Street                               370 Seventeenth Street
Suite 3100                                           Suite 3100
Denver, CO 80202                                     Denver, CO 80202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Accessor Funds, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, on the City of Seattle, and State of Washington, on the 29th day of April, 2004.


                         ACCESSOR FUNDS, INC.


                          By:/s/ J. Anthony Whatley III
                                 ---------------------------------
                                 J. Anthony Whatley III President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                   Title                 Date

/s/ J. Anthony Whatley III          President, Principal          4/29/2004
----------------------------        Executive Officer
J. Anthony Whatley III              and Director


/s/ George G. Cobean III            Director                      4/29/2004
----------------------------
George G. Cobean III


/s/ Geoffrey C. Cross               Director                      4/29/2004
----------------------------
Geoffrey C. Cross


/s/ Ravindra A. Deo                 Principal Financial           4/29/2004
----------------------------        and Accounting Officer
Ravindra A. Deo

                                  EXHIBIT LIST

(d)(12)   Amendment to Money Manager Agreement for the Value Fund
(d)(13)   Amendment to Money Manager Agreement for the Small to Mid Cap Fund
(d)(14)   Amendment to Money Manager Agreement for International Equity Fund
(d)(15)   Amendment to Money Manager Agreement for High Yield Bond Fund
(d)(16)   Amendment to Money Manager Agreement for Intermediate Fixed-Income
          Fund
(d)(17) Amendment to Money Manager Agreement for Short-Intermediate Fixed-Income Fund
(d)(18)   Amendment to Money Manager Agreement for Mortgage Securities Fund
          (j)(1) Auditors' Consent
(j)(2)    Consent of Kirkpatrick & Lockhart LLP